    As filed with the Securities and Exchange Commission on November 30, 1998

                                                       Registration No. 33-19338

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         PRE-EFFECTIVE AMENDMENT NO. __                      [ ]

                         POST-EFFECTIVE AMENDMENT NO. __                     [ ]

                        (Check appropriate box or boxes)

                                ----------------


                              AIM INVESTMENT FUNDS
               (Exact name of Registrant as Specified in Charter)

                 11 GREENWAY PLAZA, SUITE 100, HOUSTON, TX 77046
               (Address of Principal Executive Offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 626-1919

                                    COPY TO:

   Jeffrey H. Kupor, Esq.                     Arthur J. Brown, Esq.
   A I M Advisors, Inc.                       R. Darrell Mounts, Esq.
   11 Greenway Plaza, Suite 100               Kirkpatrick & Lockhart LLP
   Houston, Texas  77046                      1800 Massachusetts Avenue, N.W.,
   (Name and Address of Agent for             2nd Floor
   Service)                                   Washington, D.C.  20036

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                   AS SOON AS PRACTICABLE AFTER THE EFFECTIVE
                       DATE OF THIS REGISTRATION STATEMENT

  REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A
  FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT

    SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE
     SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING
                  PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

         NO FILING FEE IS REQUIRED BECAUSE, PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, REGISTRANT HAS PREVIOUSLY REGISTERED AN INDEFINITE NUMBER OF SHARES OF BENEFICIAL INTEREST, PAR VALUE $0.01 PER SHARE, PURSUANT TO A REGISTRATION STATEMENT ON FORM N-1A (FILE NO. 33-19338). THE REGISTRANT WILL FILE A NOTICE UNDER RULE 24f-2 FOR ITS FISCAL YEAR ENDED OCTOBER 31, 1998 ON OR BEFORE JANUARY 29, 1999.


================================================================================



                              CROSS REFERENCE SHEET
          (AS REQUIRED BY RULE 481(a) UNDER THE SECURITIES ACT OF 1933)


N-14 Item No.                                                                   Location in
and Caption                                                                     Prospectus/Proxy Statement
-----------                                                                     --------------------------

PART A

Item     1.  Beginning of Registration Statement and Outside Front Cover Page
             of Prospectus..........................................................    Cover Page of
                                                                                        Registration
                                                                                Statement; Front Cover Page of
                                                                                Prospectus

Item     2.  Beginning and Outside Back Cover Page of Prospectus....................    Table of Contents

Item     3.  Fee Table, Synopsis Information and Risk Factors.......................    Synopsis; Risk Factors


Item     4.  Information about the Transaction......................................    Reasons for the
                                                                                        Transaction;
                                                                                Synopsis; Additional Information
                                                                                About the Reorganization;
                                                                                Capitalization; Appendix I

Item     5.  Information about the Registrant.......................................    Front Cover Page of
                                                                                        Prospectus;
                                                                                Synopsis; Risk Factors;
                                                                                Incorporation of Documents by
                                                                                Reference in the Prospectus;
                                                                                Comparison of Investment
                                                                                Objectives and Policies; Financial
                                                                                Highlights; Additional Information
                                                                                about Developing Markets Fund and
                                                                                Emerging Markets Fund; Appendix II

Item     6.  Information about the Company Being Acquired...........................    Front Cover Page of
                                                                                        Prospectus;
                                                                                Incorporation of Documents by
                                                                                Reference in the Prospectus;

                                                                                Comparison of Investment
                                                                                Objectives and Policies, Financial
                                                                                Highlights; Additional Information
                                                                                about Developing Markets Fund and
                                                                                Emerging Markets Fund

Item     7.  Voting Information.....................................................    Prospectus Cover Page;
                                                                                        Notice of
                                                                                Meeting of Shareholders;
                                                                                Introduction; Ownership of
                                                                                Developing Markets Fund and
                                                                                Emerging Markets Fund Shares

Item     8.  Interest of Certain Persons and Experts................................    Not Applicable

Item     9.  Additional Information Required for Reoffering by Persons Deemed
              to be Underwriters....................................................    Not Applicable


PART B

                                                                                Statement of Additional
                                                                                Information Caption
                                                                                -------------------

Item     10.  Cover Page............................................................    Cover Page of
                                                                                        Statement of
                                                                                Additional Information

Item     11.  Table of Contents.....................................................    Not Applicable

Item     12.  Additional Information about the Registrant...........................    Statement of Additional
                                                                                Information of AIM Developing
                                                                                Markets Fund dated September 8,
                                                                                1998

Item     13.  Additional Information about the Company Being Acquired...............    Not Applicable

Item     14.  Financial Statements..................................................    Financial Statements as noted in
                                                                                the Statement of Additional
                                                                                Information




PART C

        Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                            AIM EMERGING MARKETS FUND
                       A PORTFOLIO OF AIM INVESTMENT FUNDS
                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173


                                                            December  __, 1998

Dear Shareholder:

         Enclosed is a combined proxy statement and prospectus seeking your approval of a proposed combination of AIM Emerging Markets Fund ("Emerging Markets Fund") with AIM Developing Markets Fund ("Developing Markets Fund") (each a "Fund"). Each Fund is a series of AIM Investment Funds ("Trust"), an open-end management investment company organized as a Delaware business trust. If the proposal is approved and implemented, each shareholder of Emerging Markets Fund automatically would become a shareholder of Developing Markets Fund.

         Emerging Markets Fund and Developing Markets Fund both invest in the securities of emerging and developing market companies. The investment objective and policies of the Emerging Markets Fund are similar to the investment objectives and policies of Developing Markets Fund. A I M Advisors, Inc. ("Advisor") serves as investment advisor and [INVESCO Asset Management Ltd. (London), Inc. ("INVESCO London")] serves as investment sub-advisor to both Funds. The Board of Trustees believes that combining the two Funds will benefit Emerging Markets Fund's shareholders by providing them with a portfolio that has a broader investment mandate than Emerging Markets Fund. To achieve its primary investment objective of long-term capital appreciation and secondary objective of income to the extent consistent with capital appreciation, Developing Markets Fund may invest more extensively in debt securities than may Emerging Markets Fund. As a result, Developing Markets Fund possesses greater flexibility than Emerging Markets Fund to respond effectively to volatility in the equity markets. The accompanying document describes the proposed transaction and compares the investment policies, operating expenses, and performance histories of the Funds.

         Shareholders of Emerging Markets Fund are being asked to approve a Plan of Reorganization and Termination that will govern the reorganization of Emerging Markets Fund into Developing Markets Fund. After careful consideration, the Board of Trustees of AIM Investment Funds has unanimously approved the proposal and recommends that you read the enclosed materials carefully and then vote FOR the proposal.

         Your vote is important. Please take a moment now to sign and return your proxy cards in the enclosed postage-paid return envelope. If we do not hear from you after a reasonable amount of time you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares. You may also vote your shares through a web site established by Shareholder Communications Corporation by following the instructions that appear on the enclosed proxy insert.

         Thank you for your cooperation and continued support.

                                           Sincerely,



                                           Robert H. Graham
                                           Chairman of the Board and President

                            AIM EMERGING MARKETS FUND
                       A PORTFOLIO OF AIM INVESTMENT FUNDS
                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173



                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY __, 1999


         TO THE SHAREHOLDERS OF AIM EMERGING MARKETS FUND:

         NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders ("Meeting") of AIM Emerging Markets Fund ("Emerging Markets Fund"), an investment portfolio of AIM Investment Funds (the "Trust"), will be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046, on February __, 1999, at ___ p.m., local time, for the following purposes:

         1. To consider a Plan of Reorganization and Termination (the "Plan") that provides for the combination of Emerging Markets Fund and Developing Markets Fund (the "Reorganization"). Pursuant to the Plan, all of the assets of Emerging Markets Fund will be transferred to AIM Developing Markets Fund ("Developing Markets Fund"), Developing Markets Fund will assume all of the liabilities of Emerging Markets Fund, and the Trust will issue to each shareholder a number of full and fractional shares of the applicable class of Developing Markets Fund having an aggregate value that, on the effective date of the Reorganization, is equal to the aggregate net asset value of the shareholder's shares of beneficial interest in the corresponding class of Emerging Markets Fund. The value of each Emerging Markets Fund shareholder's account with Developing Markets Fund immediately after the Reorganization will be same as the value of such shareholder's account with Emerging Markets Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No initial sales charge will be imposed in connection with the Reorganization; and

         2. To transact such other business, not currently contemplated, that may properly come before the Meeting, or any adjournment thereof, in the discretion of the proxies or their substitutes.

         Shareholders of record as of the close of business on [_______ __, 1998], are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

         Shareholders are requested to execute and return promptly in the enclosed envelope the accompanying proxy, which is being solicited by the management of the Trust. You may also vote your shares through a web site established for that purpose by following the instructions on the enclosed proxy insert. This is important for the purpose of ensuring a quorum at the Meeting. Proxies may be revoked at any time before they are exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to the Trust at any time before the proxy is exercised or by voting in person at the Meeting.

                                      [name of officer]
                                      [title of officer]




December  __, 1998

                            AIM EMERGING MARKETS FUND
                           AIM DEVELOPING MARKETS FUND
                       PORTFOLIOS OF AIM INVESTMENT FUNDS
                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173
                            TOLL FREE: (800) 347-4246

                     COMBINED PROXY STATEMENT AND PROSPECTUS

                             Dated: January __, 1999

         This document is being furnished in connection with a Special Meeting of Shareholders of AIM Emerging Markets Fund ("Emerging Markets Fund"), an investment portfolio of AIM Investment Funds (the "Trust"), a Delaware business trust, to be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046 on February __, 1999 at __:__p.m., local time (such meetings and any adjournments thereof are referred to as the "Meeting"). At the Meeting, the shareholders of Emerging Markets Fund are being asked to consider and approve a Plan of Reorganization and Termination (the "Plan") that provides for the combination of Emerging Markets Fund with AIM Developing Markets Fund ("Developing Markets Fund") (the "Reorganization"). The Plan is attached as Appendix I to this Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus"). The Board of Trustees of the Trust has unanimously approved the Plan as being in the best interest of Emerging Markets Fund's shareholders.

         Pursuant to the Plan, all of the assets of Emerging Markets Fund will be transferred to Developing Markets Fund, Developing Markets Fund will assume all of the liabilities of Emerging Markets Fund, and the Trust will issue a number of full and fractional shares of the applicable class of Developing Markets Fund having an aggregate value that, on the effective date of the Reorganization, is equal to the aggregate net asset value of the shareholder's shares of beneficial interest in the corresponding class of Emerging Markets Fund. The value of each Emerging Markets Fund shareholder's account with Developing Markets Fund immediately after the Reorganization will be same as the value of such shareholder's account with Emerging Markets Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No initial sales charge will be imposed in connection with the Reorganization.

         Developing Markets Fund is a non-diversified series of the Trust, which is an open-end management investment company comprised of several outstanding series (including Developing Markets Fund and Emerging Markets Fund). Developing Markets Fund's primary investment objective is long-term capital appreciation; its secondary investment objective is income, to the extent consistent with seeking capital appreciation. Developing Markets Fund seeks to achieve its investment objectives by investing primarily in equity securities of emerging market issuers. Developing Markets Fund may also invest up to 50% of its total assets in various types of emerging market debt securities.

         This Proxy Statement/Prospectus sets forth the information that a shareholder of Emerging Markets Fund should know before voting on the Plan. It should be read and retained for future reference.

         The current Prospectus of Emerging Markets Fund, dated September 8, 1998, along with the Supplement to the Prospectus of AIM Emerging Markets Fund, dated September 28, 1998, together with the related Statement of Additional Information, dated September 8, 1998, along with the Annual Report to Shareholders for the fiscal year ended October 31, 1998, are on file with the Securities and Exchange Commission (the "SEC") and are incorporated by reference into this Proxy Statement/Prospectus. The current Prospectus of Developing Markets Fund, dated September 8, 1998, along with the Supplement to the Prospectus of AIM Developing Markets Fund, dated September 28, 1998, together with the related Statement of Additional Information, dated September 8, 1998, along with the Annual Report to Shareholders for the fiscal year ended October 31, 1998, are on file with the SEC and are incorporated by reference into this Proxy Statement/Prospectus. A copy of the prospectus of Developing Markets Fund is attached as Appendix II to this Proxy Statement/Prospectus. Such documents are available without charge by writing to A I M Distributors, Inc., P.O. Box. 4739, Houston, Texas 77210-4739 or by calling (800) 347-4246. The SEC maintains a web site at http://www.sec.gov that contains the prospectuses and statements of additional information described above, material incorporated by reference, and other information about the Trust. Additional information about Emerging Markets Fund and Developing Markets Fund may also be obtained on the web at http://www.aimfunds.com.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY
STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

Section Title
Page
INTRODUCTION..................................................................3
REASONS FOR THE REORGANIZATIONS...............................................5
   Board Considerations.......................................................5
SYNOPSIS......................................................................7
   The Reorganization.........................................................7
   Comparison of the Funds....................................................7
COMPARISON OF PRINCIPAL RISK FACTORS.........................................12
   Non-Diversified Classification............................................12
   Investing in Emerging Markets.............................................13
   Lower Quality Debt........................................................13
   Sovereign Debt............................................................14
   Currency Risk.............................................................14
   Options, Futures, and Foreign Currency Transactions.......................15
FINANCIAL HIGHLIGHTS.........................................................15
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION..............................19
   Terms of the Reorganization...............................................19
   The Reorganization........................................................19
   Description of Securities to be Issued....................................20
   Purchases, Redemptions, and Exchanges of Shares...........................20
   Dividends and Other Distributions.........................................21

  Accounting Treatment.......................................................22
   Federal Tax Considerations................................................22
ORGANIZATION OF THE FUNDS....................................................23
OWNERSHIP OF EMERGING MARKETS FUND AND DEVELOPING MARKETS FUND SHARES........23
CAPITALIZATION...............................................................24
LEGAL MATTERS................................................................25
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION................25
ADDITIONAL INFORMATION ABOUT EMERGING MARKETS FUND AND DEVELOPING MARKETS
FUND.........................................................................26
EXPERTS......................................................................27

APPENDIX I..............................Plan of Reorganization and Termination
APPENDIX II..........................Prospectus of AIM Developing Markets Fund
         The AIM Family of Funds, the AIM Family of Funds and Design (i.e., the
AIM logo), AIM and Design, AIM, AIM Link, AIM Institutional Funds, aimfunds.com,
Invest with Discipline, La Familia AIM de Fondos and La Familia AIM de Fondos
and Design are registered service marks and AIM Bank Connection is a service mark, of A I M Management Group Inc.

                                  INTRODUCTION


         This Proxy Statement/Prospectus is furnished to shareholders of Emerging Markets Fund, a series of the Trust, in connection with the solicitation of proxies by the Board for use at the Meeting. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained therein. If no instructions are given, shares represented by proxies will be voted FOR the proposal to approve the Plan and in accordance with management's recommendation on other matters. The presence in person or by proxy of one-third of the outstanding shares of beneficial interest in Emerging Markets Fund at the Meeting will constitute a quorum ("Quorum"). If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposal described herein ("Proposal") are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the Proposal against such adjournment. In addition, if you sign, date and return the proxy card, but give no voting instructions, the duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting.

         Approval of the Plan requires the affirmative vote of a majority of the shares cast at the Meeting. Abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes, but will not be considered votes cast at the Meeting. Broker non-votes arise from a proxy returned by a broker holding shares for a customer which indicates that the broker has not been authorized by the customer to vote on a proposal. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. To be effective, such revocation must be received by the Secretary of the Trust prior to the Meeting and must indicate your name and account number. In addition, although mere attendance at the Meeting will not revoke a proxy, a registered shareholder present at the Meeting may withdraw his proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Meeting in the discretion of the proxies or their substitutes.

         Shareholders of record as of the close of business on December ___, 1998 (the "Record Date"), are entitled to vote at the Meeting. On the Record Date, there were ____ Class A shares, ____ Class B shares, and ____ Advisor Class shares of Emerging Markets Fund outstanding. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

         The Trust has engaged the services of Shareholder Communications Corporation ("SCC") to assist it in the solicitation of proxies for the Meeting. The Trust expects to solicit proxies principally by mail, but the Trust or SCC may also solicit proxies by telephone, facsimile, telegraph, or personal interview. Trust officers and employees of Advisor who assist in proxy solicitation will not receive any additional or special compensation for any such efforts. The cost of shareholder solicitation incurred in connection with the Reorganizations is anticipated to be approximately $[ ] and will be borne by the Funds. However, because both Funds are currently at their expense limits, the expenses of the Reorganization will effectively be borne by the Advisor through reimbursement of expenses and waivers. The Trust will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares held of record by such persons. The Trust may reimburse such brokers/dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation,

         The Trust intends to mail this Proxy Statement/Prospectus and the accompanying proxy on or about December __, 1998.

                         REASONS FOR THE REORGANIZATIONS


Board Considerations

          The Board of Trustees of the Trust, including a majority of trustees who are not "interested persons," as that term is defined in the 1940 Act ("Independent Trustees"), has determined that the Reorganization is in the best interests of the shareholders of Emerging Markets Fund, that the terms of the Reorganization are fair and reasonable, and that the interests of Emerging Markets Fund's shareholders will not be diluted as a result of the Reorganization.

         At a meeting of the Board of Trustees held on August 11-12, 1998, the A I M Advisors, Inc. ("Advisor") proposed that the Board of Trustees approve the Reorganization of Emerging Markets Fund into Developing Markets Fund. The Board received from the Advisor written materials that described the structure and tax consequences of the Reorganization and contained information concerning Emerging Markets Fund and Developing Markets Fund, including comparative total return and fee and expense information, a comparison of the investment objectives of Emerging Markets Fund and Developing Markets Fund, pro forma expense ratios and biographical information on the portfolio managers of Developing Markets Fund.

         The Board also considered the performance of Emerging Markets Fund in relation to the performance of Developing Markets Fund. As of May 31, 1998, the Morningstar ratings and Lipper Analytical Services rankings for Emerging Markets Fund and Developing Markets Fund were as follows:


                               MORNINGSTAR RATING(1)

                             OVERALL     3-YEAR     5-YEAR     10-YEAR
EMERGING MARKETS FUND           2          1          2          N/A

DEVELOPING MARKETS FUND         2          2         N/A         N/A


                            LIPPER RANK (PERCENTILE)

                               YTD       1-YEAR     3-YEAR     5-YEAR
EMERGING MARKETS FUND          95%         85%       98%        85%

DEVELOPING MARKETS FUND        84%         54%       29%        N/A

--------
(1) Under the Morningstar rating system, the top 10% of funds in a category receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive a single star.

         In addition, the Board noted that no initial sales or other charges would be imposed on any Developing Markets Fund shares issued to Emerging Markets Fund shareholders in connection with the Reorganization. Finally, the Board reviewed the principal terms of the Agreement. The Board also noted that Emerging Markets Fund would be provided with an opinion of counsel that the Reorganization would be tax-free to Emerging Markets Fund and its shareholders.

         At meetings held on August 11-12, 1998, August 31, 1998, and September 23, 1998, the Board made an extensive inquiry into a number of factors with respect to the Reorganization, including: (1) the compatibility of the Funds' investment objectives, policies, and restrictions; (2) the Funds' respective investment performances; (3) the effect of the Reorganization on the expense ratio of Developing Markets Fund and that expense ratio relative to each Fund's current expense ratio; (4) the costs to be incurred by each Fund as a result of the Reorganization; (5) the tax consequences of the Reorganization; (6) possible alternatives to the Reorganization, including continuing to operate Emerging Markets Fund on a stand-alone basis or liquidating Emerging Markets Fund; and
(7) the potential benefits of the Reorganization to other persons, especially the Advisor and its affiliates.

         In considering the Reorganization, the Board also considered the fact that Developing Markets Fund has a broader investment mandate than Emerging Markets Fund and can utilize debt securities somewhat more extensively than can Emerging Markets Fund. The Advisor noted its belief that Developing Markets Fund's ability to invest more extensively in debt securities gives it greater flexibility than Emerging Markets Fund has to effectively respond to volatility in the equity markets. Such flexibility could, over the long term, benefit shareholders. The Board also considered the fact that, although Developing Markets Fund has a broader investment mandate, the investment objectives and policies of the Funds are sufficiently compatible to enable Developing Markets Fund to maintain its investment policies without any material changes after the Reorganization. The Board noted that the risk profile of Developing Markets Fund is substantially the same as that of Emerging Markets Fund. The Board also considered the impact the Reorganization would have on expenses. Combining the Funds could reduce the expenses borne by the shareholders. The Board was further advised that the expense ratio of Developing Markets Fund also could decrease if, as a result of the Reorganization, the combined Fund experienced increased sales of its shares.

         The Advisor further advised the Board that, while past performance is no guarantee of future results, Developing Markets Fund had experienced comparable or better investment performance than Emerging Markets Fund recently. The Advisor also advised the Board that it did not expect to receive any immediate direct benefits from the Reorganization, because the compensation rate, measured as a percentage of net assets, that it would receive for its advisory services would be the same for the combined Fund as it presently is for the two Funds separately. However, the Advisor noted that it could benefit in the future if the combined Fund's assets grow faster than the assets of the two Funds separately would have grown in the absence of the Reorganization. In addition, any reduction in Developing Markets Fund's expense ratio as a result of the Reorganization could benefit the Advisor by reducing or eliminating any reimbursements or waivers of expenses resulting from the Advisor's obligation to limit the expenses of each Fund to 2.00% for Class A shares, 2.50% for Class B shares, and 1.50% for Advisor Class shares.

         On the basis on the information provided to the Board and on their evaluation of the Reorganization, the Board determined that the proposed Reorganization will not dilute the interests of shareholders of Emerging Markets Fund or Developing Markets Fund and is in the best interest of the shareholders of Emerging Markets Fund in view of Developing Markets Fund's broader investment mandate and greater flexibility to invest in debt instruments. Therefore, the Board recommended the approval of the Plan by the shareholders of Emerging Markets Fund at a special meeting.

                                    SYNOPSIS


The Reorganization

         The Plan provides for the acquisition by Developing Markets Fund of Emerging Markets Fund's assets in exchange solely for Developing Markets Fund shares and the assumption by Developing Markets Fund of Emerging Markets Fund's liabilities. Those transactions will occur as of [8:00 a.m.], local time, on February 12, 1999, or on such later date as the conditions to the closing are satisfied ("Closing Date"). Emerging Markets Fund will then distribute the Developing Markets Fund shares to its shareholders, by class, so that each Emerging Markets Fund shareholder will receive the number of full and fractional shares of the corresponding class of Developing Markets Fund in terms of fees and other characteristics, including nomenclature ("Corresponding Class"), that equals the value of the shareholder's holdings of Emerging Markets Fund shares as of the closing date. Emerging Markets Fund then will be terminated as soon as practicable thereafter.

         The Trust will receive an opinion of Kirkpatrick & Lockhart LLP, its counsel, to the effect that the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, no gain or loss will be recognized to either Fund or their shareholders as a result of the Reorganization. See "Additional Information About the Reorganization Federal Income Tax Considerations" below.

Comparison of the Funds

Investment Objectives and Policies

         The investment objective and policies of Emerging Markets Fund are similar to the investment objectives and policies of Developing Markets Fund. Emerging Markets Fund's investment objective is long-term growth of capital. Under normal circumstances, Emerging Markets Fund seeks its objective by investing at least 65% of its total assets in equity securities of companies in emerging markets. Emerging Markets Fund may invest in the following types of equity securities: common stock, preferred stock, securities convertible into common stock, rights and warrants to acquire such securities and substantially similar forms of equity with comparable risk characteristics. In addition, Emerging Markets Fund may invest up to 20% of its assets in debt securities that are below investment grade and up to 35% of its assets in emerging markets debt securities. Developing Markets Fund primarily seeks long-term capital appreciation. Its secondary investment objective is income, to the extent consistent with seeking capital appreciation. Developing Markets Fund normally invests substantially all of its assets in issuers in the developing (or "emerging") markets of Asia, Europe, Latin America and elsewhere. A majority of the Developing Markets Fund's assets ordinarily is invested in emerging market equity securities. There is no limit on the percentage of assets that Developing Markets Fund may invest in debt securities that are below investment grade. Developing Markets Fund may invest up to 50% of its assets in emerging market debt securities, which are selected based on their potential to provide a combination of capital appreciation and current income.

Investment Advisory Services

         The Advisor serves as investment adviser, and the Sub-advisor serves as investment sub-adviser, to the Funds. After the Reorganization, the Advisor and Sub-advisor will continue to serve Developing Markets Fund in their current capacities. Francesco Bertoni and Christine Rowley are primarily responsible for the portfolio management of Emerging Markets Fund and Francesco Bertoni and Cheng-Hock Lau are primarily responsible for the portfolio management of Developing Markets Fund. In addition, both Funds currently utilize the reports of several other analysts. It is expected that this will continue following the reorganization. See "Portfolio Management" below.

Performance

         Set forth below are average annual total returns for the periods indicated for Emerging Markets Fund and Developing Markets Fund. Average annual total return figures do not take into account sales charges applicable to purchases of Class A shares or redemptions of Class B shares of the Funds.


                                          EMERGING MARKETS FUND                DEVELOPING MARKETS FUND

                                                              ADVISOR                              ADVISOR
                                    CLASS A      CLASS B       CLASS       CLASS A     CLASS B       CLASS
                                    SHARES       SHARES       SHARES       SHARES      SHARES       SHARES
                                    ------       ------       ------       ------      ------       ------
     1 Year Ended Oct. 31, 1998    (39.62)      (39.90)      (39.23)      (37.09)     (39.76)      (42.63)
                                      %           %             %            %           %            %
     3 Years Ended Oct. 31, 1998   (18.96)      (19.37)      (18.51)      (9.29)         n/a         n/a
                                      %           %             %            %
     5 Years Ended Oct. 31, 1998   (11.50)      (11.95)         n/a         n/a          n/a         n/a
                                      %           %

Expenses

         Set forth below is a comparison of annual operating expenses as a percentage of net assets ("Expense Ratio") for the Class A, Class B, and Advisor Class shares of Emerging Markets Fund and Developing Markets Fund for the fiscal year ended October 31, 1998. The pro forma estimated Expense Ratio of Developing Markets Fund giving effect to the Reorganization is also provided. The Expense Ratio is shown net of any voluntary fee waivers and expenses reimbursements.

                                  EMERGING MARKETS FUND            DEVELOPING MARKETS FUND        DEVELOPING MARKETS FUND PRO
                                                                                                        FORMA ESTIMATED
                            ---------------------------------- -------------------------------- ---------------------------------
                                                    ADVISOR                            ADVISOR                          ADVISOR
                             CLASS A    CLASS B      CLASS     CLASS A     CLASS B      CLASS   CLASS A     CLASS B      CLASS
                              SHARES     SHARES      SHARES     SHARES      SHARES     SHARES    SHARES      SHARES     SHARES
                              ------     ------      ------     ------      ------     ------    ------      ------     ------
Shareholder Transaction
Expenses
Maximum sales load on         4.75%(1)    None        None       4.75%(1)   None       None       4.75%(1)    None       None
purchase of shares (as
a % of offering price)
Deferred Sales Charge         None        5.00%(1)    None       None       5.00%(1)   None        None      5.00%(1)    None
(as a % of original
purchase price or
redemption proceeds, as
applicable)
Annual Operating
Expenses (as a % of net
assets) (after fee
waivers or expense
reimbursements, if any)
Management Fees               0.98%       0.98%      0.98%       0.98%      0.98%      0.98%      0.98%      0.98%       0.98%
Rule 12b-1 Distribution       0.50%       1.00%       None       0.50%      1.00%       None      0.50%      1.00%       None
Plan Payments
All Other Expenses
                              0.52%       0.52%      0.52%       0.52%      0.52%      0.52%      0.52%      0.52%       0.52%
                              -----       -----      -----       -----      -----      -----      -----      -----       -----
Total Fund Operating          2.00%       2.50%      1.50%       2.00%      2.50%      1.50%      2.00%      2.50%       1.50%
Expenses (net of waivers)(2)

-----------------------
(1) Sales charge waivers are available for Class A and Class B shares, and reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charges ("CDSC") on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter, reaching zero after six years.

(2) Expenses are based on the Fund's fiscal year ended October 31, 1998 restated to reflect the Advisor's undertaking to limit each Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the annual rate of 2.00%, 2.50%, and 1.50% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. The Advisor has voluntarily agreed to continue these limitations through May 31, 2000. "Other expenses" include custody, transfer agent, legal and audit fees and other operating expenses. Without reimbursements and waivers, "Other expenses" and "Total Fund Operating Expenses" would have been 0.93% and 2.41%, respectively, for Class A shares, 1.18% and 3.16%, respectively, for Class B shares, and 1.18% and 2.16%, respectively, for Advisor Class shares. 12b-1 distribution fees include asset-based sales charges. Long-term Class A and Class B shareholders may pay more in direct and indirect sales charges (including distribution fees) than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. rules regarding investment companies.


Hypothetical Example of Effect of Expenses

         An investor would have directly or indirectly paid the following expenses on a $1,000 investment under the existing and estimated fees and expenses stated above, assuming a 5% annual return. No initial sales charge will be charged in connection with Class A shares of Developing Markets Fund distributed to Class A shareholders of Emerging Markets Fund as part of the Reorganization.

                                                    ONE              THREE             FIVE              TEN
                                                    YEAR             YEARS             YEARS          YEARS (3)
                                                    ----             -----             -----          ---------
EMERGING MARKETS FUND
  Class A shares (1).......................           $67              $108             $151              $271
  Class B shares:
     Assuming complete redemption at end
        of period (2)......................           $77              $111             $157              $274
     Assuming no redemption................           $26               $79             $135              $274
  Advisor Class shares.....................           $15               $48              $82              $180
DEVELOPING MARKETS FUND
  Class A shares...........................           $67              $108             $151              $271
  Class B shares:
     Assuming complete redemption at end
         of period (1)(2)..................           $77              $111             $157              $274
     Assuming no redemption (2)............           $26               $79             $135              $274
  Advisor Class shares.....................           $15               $48              $82              $180
Combined Fund
  Class A shares...........................           $67              $108             $151              $271
  Class B shares:
     Assuming complete redemption at end
        of period (l)(2)...................           $77              $111             $157              $274
     Assuming no redemption (2)............           $26               $79             $135              $274
  Advisor Class shares.....................           $15               $48              $82              $180

--------------

(1) Assumes payment of maximum sales charge by the investor.
(2) Assumes payment of the applicable contingent deferred sales change.
(3) For Class B shares, this number reflects the conversion to Class A shares eight years following the end of the calendar month in which the purchase was made.

         THE "HYPOTHETICAL EXAMPLE" IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE FUND'S ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT THE FUND'S PROJECTED OR ACTUAL PERFORMANCE.

The actual expenses attributable to each Class of a Fund's shares will depend upon, among other things, the level of average net assets and the extent to which a Fund incurs variable expenses, such as transfer agency costs.

Sales Charges

         No sales charges are applicable to shares of Developing Market Fund received in connection with the Reorganization. The Class A shares of both Developing Markets Fund and Emerging Markets Fund are sold subject to a maximum initial sales charge of 4.75%. Class B shares are sold subject to a maximum CDSC of 5.00% of the lesser of the net asset value ("NAV") at time of purchase or sale, which declines to zero after six years. For purposes of calculating the CDSC, the holding period for the Class B shares distributed to Class B shareholders of Emerging Markets Fund will be treated as having the same period as the shares of Emerging Markets Fund previously held. The Advisor Class shares of each Fund are sold without initial sales charges or CDSCs. New purchases of Class A, Class B, and Advisor Class shares of Developing Markets Fund by any shareholders will be subject to their terms, including, for example, for Class A shares, the 4.75% initial sales charge. As is currently the case for each Fund, no CDSC will be applied to redemptions of Class B shares that represent reinvested dividends or other distributions, nor will Class A shares so acquired be subject to any initial sales charge.

Distribution; Purchase, Exchange and Redemption

         Shares of Developing Markets Fund and Emerging Markets Fund are distributed by A I M Distributors, Inc. ("AIM Distributors"). The Class A shares of Developing Markets Fund and Emerging Markets Fund pay a fee in the amount of 0.50% of average daily net assets to AIM Distributors for distribution services. The Class B shares of Developing Markets Fund and Emerging Markets Fund pay AIM Distributors fees at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares for distribution services. The Advisor Class shares of Developing Markets Fund and Emerging Markets Fund are not subject to such distribution fees. For more information, see the Investor's Guide to The AIM Family of Funds in the Developing Markets Fund Prospectus attached as Appendix II to this Proxy Statement/Prospectus.

         Purchase and redemption procedures are the same for Developing Markets Fund and Emerging Markets Fund. Shares of Developing Markets Fund and Emerging Markets Fund may be exchanged for shares of other funds of The AIM Family of Funds of the same class, as provided in each Fund's prospectus. No initial sales charge will be imposed on the shares being acquired, and no CDSC will be imposed on the shares being disposed of, through an exchange. However, a CDSC may apply to redemptions of an AIM Fund's Class B shares acquired through an exchange. Exchanges will be subject to minimum investment and other requirements of the Fund into which exchanges are made.

Operations of Developing Markets Fund Following the Reorganization

         There are differences in the investment objectives and some of the investment policies of the Funds. It is not expected that Developing Markets Fund will revise its investment objectives or policies following the Reorganization to reflect those of Emerging Markets Fund. Rather, the Advisor and Sub-advisor believe that substantially all of the assets held by Emerging Markets

Fund will be consistent with Developing Markets Fund's investment policies and thus could be transferred to and held by Developing Markets Fund if the Reorganization is approved. If the Reorganization is approved, Emerging Markets Fund will sell any assets that are inconsistent with Developing Markets Fund's investment policies prior to the effective time of the Reorganization, and the proceeds thereof will be held in temporary investments or reinvested in assets that qualify to be held by Developing Markets Fund. The need, if any, for Emerging Markets Fund to dispose of assets prior to the effective time of the Reorganization may result in selling securities at a disadvantageous time and could result in Emerging Markets Fund's realizing losses that would not otherwise have been realized.

Portfolio Management

         Francesco Bertoni and Christine Rowley are primarily responsible for the day-to-day management of the Emerging Markets Fund. Mr. Bertoni has been Portfolio Manager for Emerging Markets Fund since 1998 and Portfolio Manager for INVESCO (NY), Inc., an indirect wholly owned subsidiary of AMVESCAP PLC, since June 1998. Since 1994, Mr. Bertoni has been Investment Director of INVESCO London, also an indirect wholly-owned subsidiary of AMVESCAP PLC. Prior to becoming Investment Director, Mr. Bertoni was Portfolio Manager for INVESCO London from 1990 through 1994. Ms. Rowley has been Portfolio Manager for Emerging Markets Fund since 1997 and Portfolio Manager for INVESCO (NY), Inc., INVESCO GT Asset Management PLC (London), and INVESCO GT Asset Management Asia Ltd. (Hong Kong), all indirect wholly-owned subsidiaries of AMVESCAP PLC, since 1992.

         Francesco Bertoni and Cheng-Hock Lau are primarily responsible for the day-to-day management of the Developing Markets Fund. Mr. Bertoni has been Portfolio Manager for Developing Markets Fund since 1998 and Portfolio Manager for INVESCO (NY), Inc., an indirect wholly owned subsidiary of AMVESCAP PLC, since June 1998. Since 1994, Mr. Bertoni has been Investment Director of INVESCO London, also an indirect wholly-owned subsidiary of AMVESCAP PLC. Prior to becoming Investment Director, Mr. Bertoni was Portfolio Manager for INVESCO London from 1990 through 1994. Mr. Lau has been Portfolio Manager for Developing Markets Fund since 1997. Mr. Lau has been Chief Investment Officer for Global Fixed Income and Portfolio Manager for INVESCO (NY), Inc. since October 1996. Prior to that, he was Senior Portfolio Manager for Global/International Fixed Income for INVESCO (NY), Inc. from July 1995 through October 1996. Mr. Lau was employed by Chancellor Capital Management, Inc. ("Chancellor Capital"), a predecessor of INVESCO (NY), Inc. from 1995 through October 1996. From 1993 through 1995, he was Senior Vice President and Senior Portfolio Manager for Fiduciary Trust Company International. Mr. Lau was Vice President at Bankers Trust Company from 1991 though 1993.

                      COMPARISON OF PRINCIPAL RISK FACTORS

Non-Diversified Classification

          Unlike Emerging Markets Fund, which is classified under the 1940 Act as a "diversified" fund, Developing Markets Fund is classified as a "non-diversified" fund. As a result, Developing

Markets Fund is able to invest in a smaller number of issuers than if it were classified as a "diversified" fund. To the extent that Developing Markets Fund invests in a smaller number of issuers, the NAV of its shares may fluctuate more widely and it may be subject to greater investment and credit risk with respect to its portfolio.

Investing in Emerging Markets

         Each Fund invests primarily in securities of issuers located in emerging markets. Emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries with emerging markets.

         Disclosure and regulatory standards in most emerging markets are, in many respects, less stringent than in the United States and other developed markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in those markets, and enforcement of existing regulations has been extremely limited.

         The securities markets of emerging countries are substantially smaller, less developed, less liquid, and more volatile than the securities markets of the developed countries. The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's portfolio securities in those markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company and series thereof, such as a Fund, to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, when the Trust believes that circumstances dictate, it will promptly apply to the SEC for a determination that such an emergency exists. During the period commencing with the Trust's identification of such conditions until the date of any SEC action, the Funds' portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board.

Lower Quality Debt

         The Developing Markets Fund normally may invest up to 50% of its total assets in debt securities rated below investment grade. The Emerging Markets Fund normally may invest up to 20% of its total assets in debt securities rated below investment grade. Such investments involve a high degree of risk. Debt rated Baa by Moody's is considered by Moody's to have speculative characteristics. Debt rated BB, B, CCC, CC or C by S&P, and debt rated Ba, B, Caa, Ca or C by Moody's is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt rated C by Moody's or S&P is the lowest-rated debt that is not in default as to principal or interest, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such period, such issuers may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting it, such as its inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by an issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and may be subordinated to the claims of other creditors of the issuer.

         Lower quality debt securities frequently have call or buy-back features that permit an issuer to call or repurchase the security from the holder. In addition, a Fund may have difficulty disposing of lower quality securities because they may have a thin trading market.

Sovereign Debt

         Each Fund may invest in sovereign debt securities of emerging market governments, including Brady Bonds. Investments in such securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations and in turn a Fund's NAV, to a greater extent than the volatility inherent in domestic fixed income securities.

         Investors also should be aware that certain sovereign debt instruments in which a Fund may invest involve great risk. As noted above, sovereign debt obligations issued by emerging market governments generally are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). Those securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of those securities, with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody's. A Fund may have difficulty disposing of and valuing certain sovereign debt obligations because there may be a limited trading market for those securities. Because there is no liquid secondary market for many of these securities, each Fund anticipates that they could be sold only to a limited number of dealers or institutional investors.

Currency Risk

         Because a Fund may invest substantially in securities denominated in currencies other than the U.S. dollar and may hold foreign currencies, it will be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between those currencies and the U.S. dollar. Changes in currency exchange rates will affect the NAV of a Fund's shares and also may affect the value of dividends and interest earned by a Fund and gains and losses realized by it.

         Many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on a Fund.

Options, Futures, and Foreign Currency Transactions

         Each Fund is authorized to enter into options, futures, and forward currency transactions. These transactions involve certain risks, which include:
(1) dependence on the Advisor's ability to predict movements in the prices of individual securities, fluctuations in the general securities markets, and movements in interest rates and currency markets; (2) imperfect correlation, or even no correlation, between movements in the price of forward contracts, options, futures contracts, or options thereon and movements in the price of the currency or security hedged or used for cover; (3) the fact that skills and techniques needed to trade options, futures contracts, and options thereon or to use forward currency contracts are different from those needed to select the securities in which a Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract, or option thereon at any particular time; (5) the possible loss of principal under certain conditions; and (6) the possible inability of a Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for a Fund to sell a security at a disadvantageous time, due to the need for a Fund to maintain "cover" or to set aside securities in connection with hedging transactions.

                              FINANCIAL HIGHLIGHTS


         Shown below are financial highlights concerning income and capital changes for one Class A, one Class B, and one Advisor Class share of Developing Markets Fund for the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in Developing Markets Fund Annual Report to Shareholders for the year ended October 31, 1998, ten months ended October 31, 1997, and the previous three fiscal years ended December 31, 1996, which are incorporated herein by this reference. The financial statements and notes for each of the years in the five fiscal year period ended October 31, 1998 and the financial information in the tables below, have been audited by ______________________, independent accountants, whose report thereon is included in the Developing Markets Fund Annual and Semi-Annual Reports to Shareholders. Interested parties may receive, without charge, copies of Developing Market Fund's Annual Report to Shareholders dated October 31, 1998, upon request made to AIM Distributors at the address or telephone number appearing on the cover page of this Proxy Statement/Prospectus.

         G.T. Global Developing Markets Fund, Inc. ("Predecessor Fund") was a closed-end investment company whose single class of shares traded on the New York Stock Exchange. On October 31, 1997, Developing Markets Fund, which had no previous operating history, acquired the assets and assumed the liabilities of the Predecessor Fund. The fees and expenses of Developing Markets Fund differ from those of the Predecessor Fund. Developing Markets Fund's fiscal year ends October 31, rather that December 31, which was the Predecessor Fund's fiscal year end.

                                                                                    Class A+
                                                        -----------------------------------------------------------------
                                                                                                           January 11,
                                                                      Ten months                              1994
                                                        Year ended      ended                             (commencement
                                                        October 31,  October 31,                          of operations)
                                                        (unaudited)              Year ended December 31,  to December 31,
                                                        -----------------------------------------------------------------
                                                          1998(d)       1997(e)    1996(e)      1995(e)        1994(e)
                                                          -------       -------    -------     ---------       -------
Per Share Operating Performance:
Net asset value, beginning of period...............     $   12.56    $   13.84     $   11.60   $   12.44     $   15.00
                                                        ---------    ---------     ---------   ---------     ---------

Income From Investment operations:
   Net investment income (loss)....................          0.39*o       0.25          0.53        0.72          0.35
   Net realized and unrealized gain (loss) on               (5.10)       (1.53)         2.19       (0.84)        (2.46)
   investments.....................................     ---------    ---------     ---------   ---------     ---------

    Net increase (decrease) from investment
    operations                                              (4.71)       (1.28)         2.72       (0.12)        (2.11)
    Redemption fees retained                                 0.28           --            --          --            --
                                                        ---------    ---------     ---------   ---------     ---------

Distributions to shareholders:
   From net investment income......................         (0.60)          --         (0.48)      (0.72)        (0.35)
   From net realized gain on investments...........            --           --            --          --         (0.10)
                                                        ---------    ---------     ---------   ---------     ---------

     Total distribution............................         (0.60)          --         (0.48)      (0.72)        (0.45)
                                                        ---------    ---------     ---------   ---------     ---------
Net asset value, end of period.....................     $    7.53    $   12.56     $   13.84   $   11.60     $   12.44
                                                        =========    =========     =========   =========     =========

Market value, end of period                                 N/A      $   11.81     $   11.63   $    9.75     $    9.75
                                                        =========    =========     =========   =========     =========

Total investment return (based on market value)             N/A           1.62%(b)     24.18%       6.60%       (32.16)%(b)

Total investment return (based on net asset value)         (37.09)%(c)   (9.25)%(b)    23.59%      (0.95)%      (14.07)%(b)

Ratios and supplemental data:
Net assets, end of period (in 000's)                      $87,517     $457,379      $504,012    $422,348      $452,872
Ratio of net investment income (loss) to average
net assets:
   With expense reductions and reimbursement ......          3.84%        2.03%(a)      4.07%       6.33%         2.75%(a)
   Without expense reductions and reimbursement....          3.43%        1.95%(a)      4.04%       6.30%         2.75%(a)
Ratio of operating expenses to average net assets:
   With expense reductions and reimbursement ......          1.73%        1.75%(a)      1.82%       1.77%         2.01%(a)
   Without expense reductions and reimbursement              2.14%        1.83%(a)      1.85%       1.80%         2.01%(a)
Ratio of interest expense to average net assets+++           0.20%        N/A           N/A         N/A           N/A
Portfolio turnover rate+++                                    111%         184%(a)       138          75%           56%

-------------------------------
    (a)    Annualized
    (b)    Not annualized
    (c)    Total investment return does not include sales charges
    (d) These selected per share data were calculated based upon average shares outstanding during the period (e) These financial highlights provide per share information of G.T. Global Developing Markets Fund, Inc. ("Predecessor Fund") (See Note 1 to Notes to Financial Statements) for the periods up to and including October 31, 1997. The fees and expenses of the Fund differ from those of the Predecessor Fund.
      * Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share for Class A, Class B and Advisor Class.
      o    Before reimbursement, the net investment income per share would have been reduced by $0.04 for Class A, Class B and Advisor Class.
      +    All capital shares issued and outstanding on October 31, 1997 were reclassified as Class A shares.
     ++ Commencing November 1, 1997, the Fund began offering Class B and Advisor Class shares.
    +++ Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
    N/A    Not Applicable.

                                                                                                   Advisor
                                                                                 Class B++          Class++
                                                                              ---------------------------------

                                                                                 Year ended       Year ended
                                                                                October 31,      October 31,
                                                                              ---------------------------------
                                                                                1998(d)            1998(d)
                                                                                -------            -------
Per Share Operating Performance:
Net asset value, beginning of period...............................           $   12.56          $   12.56
                                                                              ---------          ---------

Income From Investment operations:
   Net investment income (loss)....................................                0.31*o             0.40*o
   Net realized and unrealized gain (loss) on investments..........               (5.06)             (5.09)
                                                                              ---------          ---------

     Net increase (decrease) from investment operations                           (4.75)             (4.69)
                                                                              ---------          ---------
     Redemption fees retained                                                      0.28               0.28
Distributions to shareholders:
   From net investment income......................................               (0.60)             (0.60)
   From net realized gain on investments...........................                  --                 --

     Total distributions...........................................               (0.60)             (0.60)
                                                                              ---------          ---------

Net asset value, end of period.....................................           $    7.49          $    7.55
                                                                              =========          =========

Total investment return (c)........................................              (39.76)%(c)        (42.63)%(c)

Ratios and supplemental data:
Net assets, end of period (in 000's)...............................           $     154          $      29
Ratio of net investment income (loss) to average net assets:
   With expense reductions and reimbursement ......................                3.09%              4.09%
   Without expense reductions and reimbursement....................                2.68%              3.68%
Ratio of operating expenses to average net assets:
   With expense reductions and reimbursement ......................                2.48%              1.48%
   Without expense reductions and reimbursement                                    2.89%              1.89%
Ratio of interest expense to average net assets+++                                 0.20%              0.20%
Portfolio turnover rate+++                                                          111%               111%

-----------------------
    (a)    Annualized
    (b)    Not annualized
    (c)    Total investment return does not include sales charges
    (d) These selected per share data were calculated based upon average shares outstanding during the period
      * Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share for Class A, Class B and Advisor Class.
      o    Before reimbursement, the net investment income per share would have been reduced by $0.04 for Class A, Class B and Advisor Class.
      +    All capital shares issued and outstanding on October 31, 1997 were reclassified as Class A shares.
     ++ Commencing November 1, 1997, the Fund began offering Class B and Advisor Class shares.
    +++ Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
    N/A    Not Applicable.

                 ADDITIONAL INFORMATION ABOUT THE REORGANIZATION


Terms of the Reorganization

         The terms and conditions under which the Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix I to this Proxy Statement/Prospectus.

The Reorganization

         The Plan contemplates (a) Developing Markets Fund's acquiring on the Closing Date the assets of Emerging Markets Fund in exchange solely for Developing Markets Fund's shares and its assumption of Emerging Markets Fund's liabilities and (b) the constructive distribution of those shares to Emerging Markets Fund shareholders. Emerging Markets Fund's assets include all cash, cash equivalents, securities, receivables, and other property owned by it as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing Date ("Valuation Time") (collectively, "Assets"). Developing Markets Fund will assume from Emerging Markets Fund all its debts, liabilities, obligations and duties of whatever kind or nature as of the Valuation Time (collectively, "Liabilities"); provided, however, that Emerging Markets Fund will use its best efforts, to the extent practicable, to discharge all of its known Liabilities prior to the Valuation Time. Developing Markets Fund also will deliver its shares to Emerging Markets Fund, which then will be constructively distributed to Emerging Markets Fund's shareholders.

         The value of the Assets to be acquired, and the amount of the Liabilities to be assumed, by Developing Markets Fund and the NAV of a Class A, Class B, and Advisor Class share of Developing Markets Fund will be determined as of the Valuation Time. Where market quotations are readily available, portfolio securities will be valued based upon such market quotations, provided the quotations adequately reflect, in the Advisor's judgment, the fair value of the security. Where such market quotations are not readily available, securities will be valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. The amortized cost method of valuation generally will be used to value debt instruments with 60 days or less remaining to maturity, unless the Board determines that this method does not represent fair value. All other securities and assets will be valued at fair value as determined in good faith by or under the direction of the Board.

         On, or as soon as practicable after, the Closing Date, Emerging Markets Fund will distribute to its shareholders of record the Developing Markets Fund's shares it receives, by Class, so that each Emerging Markets Fund shareholder will receive a number of full and fractional shares of the Corresponding Class or Classes of Developing Markets Fund shares equal in value to the shareholder's holdings in Emerging Markets Fund. Such distribution will be accomplished by opening accounts on the books of Developing Markets Fund in the names of Emerging Markets Fund's shareholders and by transferring thereto the shares of each Class previously credited to the account of Emerging Markets Fund on those books. Fractional shares in each Class of Developing Markets Fund will be rounded to the third decimal place.

         Immediately after the Reorganization, each former shareholder of Emerging Markets Fund will own shares of the Class of Developing Markets Fund that will equal the value of that shareholder's shares of the Corresponding Class of Emerging Markets Fund immediately prior to the Reorganization. Because shares of each Class of Developing Markets Fund will be issued at NAV in exchange for the net assets attributable to the Corresponding Class of Emerging Markets Fund, the aggregate value of shares of each Class of Developing Markets Fund so issued will equal the aggregate value of shares of the Corresponding Class of Emerging Markets Fund. The NAV per share of Developing Markets Fund will be unchanged by the transactions. Thus, the Reorganization will not result in a dilution of any shareholder interest.

Description of Securities to be Issued

         The Trust is registered with the SEC as an open-end management investment company. Pursuant to the Trust's Declaration of Trust, the Trust may issue an unlimited number of shares. Each share of a Fund represents an equal proportionate interest with other shares in that Fund, has a par value of $0.01 per share, has equal earnings, assets, and voting privileges, except as noted in the prospectus for each Fund, and is entitled to such dividends and other distributions out of the income earned and gain realized on the assets belonging to the Fund as may be declared by the Board. The trustees have established Developing Markets Fund as one of its series and have authorized the public offering of three Classes of shares of that Fund, designated Class A, Class B, and Advisor Class shares. Each share in a Class represents an equal proportionate interest in Developing Markets Fund's assets with each other share in that Class. Shares of Developing Markets Fund entitle their holders to one vote per full share and fractional votes for fractional shares held, except that each Class has exclusive voting rights on matters pertaining to its plan of distribution. Shares of a Fund, when issued, are fully paid and nonassessable.

         The Classes of Developing Markets Fund differ as follows: (1) each Class has exclusive voting rights on matters pertaining to its plan of distribution; (2) Class A shares are subject to an initial sales charge; (3) Class B shares bear ongoing distribution fees, are subject to a CDSC upon certain redemptions, and convert to Class A shares after a certain period; (4) Advisor Class shares have no initial sales charge or CDSC, bear no service or distribution fees, and may be purchased only by certain categories of purchasers; and (5) each Class may bear differing amounts of certain Class-specific expenses. Each share of each Class of Developing Markets Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation, except that because of the higher expenses resulting from the distribution fees borne by the Class A and Class B shares, dividends on those shares are expected to be lower than those for Advisor Class shares of the Fund. Dividends on each Class also might be affected differently by the allocation of other Class-specific expenses.

Purchases, Redemptions, and Exchanges of Shares

         Shares of each Fund are available through A I M Fund Services, Inc. ("Transfer Agent") or through any dealer authorized by A I M Distributors to sell shares of the AIM Funds. The minimum initial investment in each Fund is $500; each additional investment must be $50 or more. These minimums may be waived or reduced for investments by employees of AIM or its affiliates, certain pension plans and retirement accounts, and participants in a Fund's automatic investment plan.

         If the Reorganization is approved, purchases of all Classes of Emerging Markets Fund's shares will cease on _______ __, 199_, so that its shares will no longer be available for purchase or exchange starting on ______ __, 199_ (the next business day). If the Meeting is adjourned and the Reorganization is approved on a later date, Emerging Markets Fund's shares will no longer be available for purchase or exchange on the business day to following the date on which the Reorganization is approved and all contingencies have been met. Redemptions of Emerging Markets Fund's shares and exchanges of those shares for shares of other AIM Funds may be effected through the Closing Date.

         The rights and privileges of the shareholders of each Class of Emerging Markets Fund Shares will be effectively unchanged by the Reorganization. Accordingly, the Reorganization will have no effect on the holding period of Class B shares of Emerging Markets Fund for purposes of calculating any applicable CDSC. Similarly, the Reorganization will have no effect on the policies regarding the ability of investors to qualify for reduced or waived sales charges, as currently in effect for Emerging Markets Fund.

         Shares of each Fund may be exchanged for shares of the Corresponding Class of other AIM Funds, and shares of each Fund may be acquired through an exchange of shares of the Corresponding Class of other AIM Funds, as provided in each Fund's prospectus. No initial sales charge will be imposed on the shares being acquired, and no CDSC will be imposed on the shares being disposed of, through an exchange. However, a CDSC may apply to redemptions of an AIM Fund's Class B shares acquired through an exchange. Exchanges will be subject to minimum investment and other requirements of the Fund into which exchanges are made.

Dividends and Other Distributions

         Dividends from each Fund's net investment income, if any, are distributed annually. Any net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net short-term capital gain realized from the sale of portfolio securities and net gains from foreign currency transactions are also generally distributed annually. Shareholders of each Fund may reinvest dividends and other distributions in additional Fund shares of the distributing class (or in shares of the Corresponding Class of other AIM Funds) on the payment date at those shares' NAV that day or receive the distribution amount in cash. Each Fund may make additional distributions if necessary to avoid a 4% excise tax on certain undistributed ordinary income and capital gains.

         On or before the Closing Date, Emerging Markets Fund will declare as a distribution substantially all of its net investment income, net capital gain, net short-term capital gain, and net gains from foreign currency transactions in order to maintain its tax status as a regulated investment company. Developing Markets Fund also may declare and distribute as a dividend to its shareholders, on or before the Closing Date, substantially all of any previously undistributed net investment income. The consummation of the Reorganization is subject to a number of conditions set forth in the Plan, some of which may be waived by Emerging Markets Fund. In addition, the Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that would have a material adverse effect on the shareholders' interests.

Accounting Treatment

         The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to Developing Markets Fund of the assets transferred to it by Emerging Markets Fund will be the same as Emerging Markets Fund's book cost basis of such assets.

Federal Tax Considerations

         The exchange of Emerging Markets Fund's Assets for Developing Markets Fund shares and Developing Markets Fund's assumption of the Liabilities of Emerging Markets Fund is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368 of the Code. The Trust will receive an opinion of Kirkpatrick & Lockhart LLP, its counsel substantially to the effect that:

         (i) Developing Markets Fund's acquisition of the Assets in exchange solely for Developing Markets Fund shares and Developing Markets Fund's assumption of the Liabilities, followed by Emerging Markets Fund's distribution of those shares to its shareholders constructively in exchange for their Emerging Markets Fund shares, will constitute a "reorganization" within the meaning of section 368(a)(1) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

         (ii) No gain or loss will be recognized to Emerging Markets Fund on the transfer to Developing Markets Fund of the Assets in exchange solely for Developing Markets Fund shares and Developing Markets Fund's assumption of the Liabilities or on the subsequent distribution of those shares to Emerging Markets Fund's shareholders in constructive exchange for their Emerging Markets Fund shares;

         (iii) No gain or loss will be recognized to Developing Markets Fund on its receipt of the Assets in exchange solely for Developing Markets Fund shares and its assumption of the Liabilities;

         (iv) Developing Markets Fund's basis for the Assets will be the same as the basis thereof in Emerging Markets Fund's hands immediately before the Reorganization, and

         Developing Markets Fund's holding period for the Assets will include Emerging Markets Fund's holding period therefor;

         (v) An Emerging Markets Fund shareholder will recognize no gain or loss on the constructive exchange of all its Emerging Markets Fund shares solely for Developing Markets Fund shares pursuant to the Reorganization; and

         (vi) An Emerging Markets Fund shareholder's basis for the Developing Markets Fund shares to be received by it in the Reorganization will be the same as the basis for its Emerging Markets Fund shares to be constructively surrendered in exchange for those Developing Market Fund shares, and its holding period for those Developing Market Fund shares will include its holding period for those Emerging Markets Fund shares, provided they are held as capital assets by the shareholder on the Closing Date.

         The opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

         Utilization by Developing Markets Fund after the Reorganization of pre-Reorganization capital losses realized by Emerging Markets Fund could be subject to limitation in future years under the Code.

         Shareholders of Emerging Markets Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.


                            ORGANIZATION OF THE FUNDS


         The Trust is an open-end management investment company organized as a Delaware business trust. Emerging Markets Fund commenced operations on May 18, 1992 as a series of G.T. Investment Funds, Inc. (the "Company"), the Trust's predecessor entity. Developing Markets Fund commenced operations on November 1, 1997 as a series of the Company, as the successor (in a reorganization) to G.T. Global Developing Markets, Inc., a closed-end investment company that commenced operations on January 11, 1994. On September 4, 1998, the Trust acquired the assets and assumed the liabilities of the Company. The operations of the Trust, as a Delaware business trust, are governed by its Agreement and Declaration of Trust, as amended (the "Declaration of Trust") and Delaware law.

      OWNERSHIP OF EMERGING MARKETS FUND AND DEVELOPING MARKETS FUND SHARES


         Listed below is the name, address and percent ownership of each person who as of _______ _ , 199_, to the knowledge of the Trust, owned beneficially five percent or more of any class of the outstanding shares of Emerging Markets Fund and Developing Markets Fund, respectively:

         [Management does not know of any person who beneficially owns 5% or more of Emerging Markets Fund Shares.]


                              EMERGING MARKETS FUND

                                      NUMBER OF SHARES       PERCENT BENEFICIAL
NAME AND ADDRESS   CLASS OF SHARES        OWNED                  OWNERSHIP


                             DEVELOPING MARKETS FUND

                                      NUMBER OF SHARES       PERCENT BENEFICIAL
NAME AND ADDRESS   CLASS OF SHARES        OWNED                  OWNERSHIP


         To the best of the knowledge of the Trust, the beneficial ownership of shares of Emerging Markets Fund by officers or trustees of the Trust as a group constituted less than one percent of the outstanding shares of such fund as of _______ _, 199_. To the best of the knowledge of the Trust, the beneficial ownership of shares of Developing Markets Fund by officers or trustees of the Trust as a group constituted less than one percent of the outstanding shares of such fund as of ________ _, 199_.


                                 CAPITALIZATION


         The following table shows the capitalization of each Fund as of October 31, 1998 and on a pro forma combined basis (unaudited) as of that date, giving effect to the Reorganization.

                          DEVELOPING MARKETS FUND:        EMERGING MARKETS FUND:            PRO FORMA CLASS A
                                   CLASS A                        CLASS A                        COMBINED
                                   -------                        -------                        --------
Net Assets                      $87,517,225                     $43,925,435                    $131,442,660
Shares Outstanding               11,616,154                     5,964, 824                      17,446,312

Net Asset Value Per                $7.53                           $7.36                          $7.53
Share

                          DEVELOPING MARKETS FUND:        EMERGING MARKETS FUND:            PRO FORMA CLASS B
                                  CLASS B                         CLASS B                        COMBINED
                          ------------------------        ----------------------            -----------------
Net Assets                        $153,941                      $49,439,410                    $49,593,351
Shares Outstanding                 20,565                        6,894,258                      6,620,273
Net Asset Value Per                $7.49                           $7.17                          $7.49
Share

                         DEVELOPING MARKETS FUND:         EMERGING MARKETS FUND:         PRO FORMA ADVISOR CLASS
                               ADVISOR CLASS                   ADVISOR CLASS                     COMBINED
                         ------------------------         ----------------------         -----------------------
Net Assets                        $29,288                         $37,736                        $67,024
Shares Outstanding                 3,877                           5,067                          8,877
Net Asset Value Per                $7.55                           $7.45                          $7.55
Share


                                  LEGAL MATTERS


         Certain legal matters concerning the Trust and its participation in the Reorganization, the issuance of shares of Developing Markets Fund in connection with the Reorganization, and the tax consequences of the Reorganization will be passed upon by Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, counsel to the Trust.


          INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION


         This Proxy Statement/Prospectus and the related Statements of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which the Trust has filed with the Securities and Exchange Commission ("SEC") pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number for the Trust's registration statement containing the Prospectus and Statement of Additional Information relating to Emerging Markets Fund is Registration No. 33-19338. Such Prospectus and Statement of Additional Information are incorporated herein by reference. The SEC file number for the Trust's registration statement containing the Prospectus and Statement of Additional Information relating to Developing Markets Fund is Registration No. 33-19338. Such Prospectus and Statement of Additional Information are incorporated herein by reference.

         The Trust is subject to the informational requirements of the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Trust (including the Registration Statement of the Trust relating to the Developing Markets Fund on Form N-14 of which this Proxy Statement/Prospectus is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the SEC: 7 World Trade Center, New York, N.Y. 10048; and 500 West Madison Street, l4th Floor, Chicago, IL 6066l. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at the prescribed rates. The SEC maintains an internet web site at http://www.sec.gov that contains information regarding the Trust and other registrants that file electronically with the SEC.


 ADDITIONAL INFORMATION ABOUT EMERGING MARKETS FUND AND DEVELOPING MARKETS FUND


         For more information with respect to the Trust and Emerging Markets Fund concerning the following topics, please refer to Emerging Markets Fund Prospectus, dated September 8, 1998, as indicated: (i) see "Summary," "The Fund," "Investment Program," "Management" and "General Information" for further information regarding the Trust and Emerging Markets Fund; (ii) see discussion in "Summary," "Investment Program," "Management" and "General Information" for further information regarding management of Emerging Markets Fund; (iii) see "Summary," "Management," "Organization of the Trust," "Dividends, Distributions and Tax Matters" and "General Information" for further information regarding the shares of Emerging Markets Fund; (iv) see "Management," "How to Purchase Shares," "Terms and Conditions of Purchase of the AIM Funds," "Special Plans," "Exchange Privilege," "Determination of Net Asset Value" and "How to Redeem Shares" for further information regarding the purchase, redemption and repurchase of shares of Emerging Markets Fund.

         For more information with respect to the Trust and Developing Markets Fund concerning the following topics, please refer to Developing Markets Fund Prospectus, dated September 8, 1998 and attached as Appendix II to this Proxy Statement/Prospectus, as indicated: (i) see "Summary," "The Fund," "Investment Program," "Management" and "General Information" for further information regarding the Trust and Developing Market Fund; (ii) see discussion in "Summary," "Investment Program," "Management" and "General Information" for further information regarding management of Developing Markets Fund; (iii) see "Summary," "Management," "Organization of the Trust," "Dividends, Distributions and Tax Matters" and "General Information" for further information regarding the shares of Developing Markets Fund; (iv) see "Management," "How to Purchase Shares," "Terms and Conditions of Purchase of the AIM Funds," "Special Plans," "Exchange Privilege," "Determination of Net Asset Value" and

"How to Redeem Shares" for further information regarding the purchase, redemption and repurchase of shares of Developing Markets Fund.


                                     EXPERTS

          The audited financial statements of the Funds incorporated by reference herein and in their respective Statements of Additional Information have been audited by __________________________, independent accountants, whose reports thereon are included in the Funds' respective Annual Reports to Shareholders for the fiscal year ended October 31, 1998. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated herein by reference in reliance on its reports given on its authority as experts in auditing and accounting.

                                                                      APPENDIX I


                             PLAN OF REORGANIZATION

                                AND TERMINATION

                                    between

                           AIM EMERGING MARKETS FUND

                                      and

                          AIM DEVELOPING MARKETS FUND

                              each a portfolio of

                              AIM INVESTMENT FUNDS


                               November  30, 1998

                               TABLE OF CONTENTS

                                                                                                                     Page
                                                                                                                     ----
ARTICLE 1  DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         Section 1.1 Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

ARTICLE 2 THE REORGANIZATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Section 2.1 Exchange of Assets for Shares and Assumption of Liabilities  . . . . . . . . . . . . . . . . . . . 4
         Section 2.2 Computation of Net Asset Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Section 2.3 Redemption Requests  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Section 2.4 Delivery of Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Section 2.6 Issuance of Acquiring Fund's Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Section 2.7 Identification of Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Section 2.8 Discharge of Liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Section 2.9 Transfer Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

ARTICLE 3 CONDITIONS PRECEDENT TO ACQUIRING FUND'S OBLIGATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Section 3.1 Acquired Fund's Shares; Liabilities; Business Operations . . . . . . . . . . . . . . . . . . . . . 6
         Section 3.2 Court Jurisdiction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Section 3.3 Concentration of Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Section 3.4 Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Section 3.5 RIC Status . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Section 3.8 Liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Section 3.9 Shareholder Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Section 3.10 Closing Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Section 3.11 Voting Requirements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

ARTICLE 4 CONDITIONS PRECEDENT TO ACQUIRED FUND'S OBLIGATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Section 4.1 Registration of Acquiring Fund's Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Section 4.2 Court Jurisdiction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Section 4.3 RIC Status . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Section 4.4 Ownership of Acquired Fund's Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Section 4.5 Reacquisition of Acquiring Fund's Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Section 4.6 Disposition of the Acquired Fund's Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Section 4.7 Continuation of Acquired Fund's Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Section 4.8 Consideration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Section 4.9 Closing Certificate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Section 4.10 Post-Reorganization Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Section 4.11 Concentration of Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

ARTICLE 5 CONDITIONS PRECEDENT TO BOTH FUNDS' OBLIGATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Section 5.1 Shareholder Vote . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Section 5.2 Transfer of Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Section 5.3 Intercompany Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 5.4 Value of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

         Section 5.5 Value of Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 5.7 Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

ARTICLE 6 MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 6.1 Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 6.2 Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 6.3 Obligations of AIF . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

                     PLAN OF REORGANIZATION AND TERMINATION

         This PLAN OF REORGANIZATION AND TERMINATION, effective as of November 30, 1998 ("Plan"), is adopted by AIM Investment Funds, a Delaware business trust ("AIF"), acting on behalf of AIM Emerging Markets Fund (the "Acquired Fund") and AIM Developing Markets Fund (the "Acquiring Fund"), each a separate segregated portfolio of assets ("series") of AIF. (The Acquiring Fund and the Acquired Fund are sometimes referred to collectively as the "Funds" and individually as a "Fund.")
                                   WITNESSETH

         WHEREAS, AIF is an investment company registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Company Act (as defined below) that offers separate series of its shares representing interests in its investment portfolios, the Acquired Fund and the Acquiring Fund, for sale to the public; and

         WHEREAS, A I M Advisors, Inc. provides investment advisory services to both Funds; and

         WHEREAS, the Acquired Fund owns securities in which the Acquiring Fund is permitted to invest; and

         WHEREAS, the Acquired Fund desires to provide for its reorganization through the transfer of all of its assets to the Acquiring Fund in exchange solely for the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the issuance by AIF of shares of the Acquiring Fund in the manner set forth in this Plan; and

         WHEREAS, this Plan is intended to be and is adopted by AIF as a "plan of reorganization" within the meaning of Treas. Reg. Section 1.368-2(g), promulgated under Section 368(a) of the Code.

         NOW, THEREFORE, AIF hereby adopts this Plan.

                                   ARTICLE 1
                                  DEFINITIONS

         Section 1.1 Definitions. For all purposes of this Plan (including the foregoing recitals), the terms defined in the introductory paragraph shall apply and the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

         "Acquired Fund's Advisor Class Shares" means issued and outstanding Advisor Class shares of beneficial interest in the Acquired Fund issued by AIF.

         "Acquired Fund's Class A Shares" means issued and outstanding Class A shares of beneficial interest in the Acquired Fund issued by AIF.

         "Acquired Fund's Class B Shares" means issued and outstanding Class B shares of beneficial interest in the Acquired Fund issued by AIF.

         "Acquired Fund's Net Value" means the total value of the Assets less the amount of the Liabilities.

         "Acquired Fund's Required Shareholder Vote" shall have the meaning set forth in Section 3.11 of this Plan.

         "Acquired Fund's Shareholders" means the holders of record as of the Effective Time of all the Acquired Fund's Shares.

         "Acquired Fund's Shareholders Meeting" means a meeting of the shareholders of the Acquired Fund convened in accordance with applicable law and the Agreement and Declaration of Trust of AIF to consider and vote upon the approval of this Plan and the transactions contemplated by this Plan.

         "Acquired Fund's Shares" means the Acquired Fund's Advisor Class Shares, Class A Shares, and Class B Shares.

         "Acquiring Fund's Advisor Class Shares" means Advisor Class shares of beneficial interest in the Acquiring Fund issued by AIF.

         "Acquiring Fund's Class A Shares" means Class A shares of beneficial interest in the Acquiring Fund issued by AIF.

         "Acquiring Fund's Class B Shares" means Class B shares of beneficial interest in the Acquiring Fund issued by AIF.

         "Acquiring Fund's Shares" means the Acquiring Fund's Advisor Class Shares, Class A Shares, and Class B Shares issued pursuant to Sections 2.1 and
2.6 of this Plan.

         "AIF Registration Statement" means the registration statement on Form N-1A of AIF, as amended, Registration No. 33-19338.

         "AIF N-14 Registration Statement" means the registration statement on Form N-14 of AIF as in effect on the Closing Date.

         "Assets" means, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on the Acquired Fund's books, and other property owned by the Acquired Fund at the Valuation Time.

         "Business Day" means a day on which the NYSE is open for trading [AND THE CUSTODIAN IS OPEN FOR BUSINESS?]

         "Closing" means the delivery of the Assets to the Acquiring Fund, the assumption of all the Liabilities and the issuance of the Acquiring Fund's Shares as described in Section 2.1 of this Plan.

         "Closing Date" means February 12, 1999, or such other date as AIF may determine.

         "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

         "Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of each Fund.

         "Effective Time" means 8:00 a.m. Central time on the Closing Date.

         "Fund" means the Acquired Fund or the Acquiring Fund.

         "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

         "Liabilities" means (except as otherwise provided herein) all of the Acquired Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Valuation Time, and whether or not specifically referred to in this Plan. Notwithstanding the foregoing, the Acquired Fund shall use its best efforts, to the extent practicable, to discharge all of its known Liabilities prior to the Valuation Time.

         "Lien" means any pledge, lien, security interest, charge, claim, or encumbrance of any kind.

         "NYSE" means the New York Stock Exchange.

         "Open-End Investment Company" means an open-end management investment company operating under the Investment Company Act.

         "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization, or other entity.

         "Reorganization" means the acquisition of the Assets by the Acquiring Fund in exchange solely for the assumption by the Acquiring Fund of all of the Liabilities and the issuance by AIF of the Acquiring Fund's Shares, which shall be issued by AIF directly to the Acquired Fund's Shareholders (in liquidation of the Acquired Fund) as described in this Plan, and the termination of the Acquired Fund as a designated series of shares of AIF.

         "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

         "Valuation Time" means the close of regular trading on the NYSE, or such other time as AIF may determine, on the Business Day next preceding the Closing Date.

                                   ARTICLE 2
                               THE REORGANIZATION

         Section 2.1 Exchange of Assets for Shares and Assumption of Liabilities. At the Effective Time, the Acquired Fund shall assign, sell, convey, transfer, and deliver all of its Assets to the Custodian for the account of the Acquiring Fund. In exchange therefor, the Acquiring Fund shall

                 (a) issue and deliver to the Acquired Fund the number of full and fractional (to the third decimal place) (i) Class A Acquiring Fund's Shares determined by dividing the Acquired Fund's Net Value attributable to the Class A Acquired Fund's Shares by the net asset value per Class A Acquiring Fund's Share, (ii) Class B Acquiring Fund's Shares determined by dividing the Acquired Fund's Net Value attributable to the Class B Acquired Fund's Shares by the net asset value per Class B Acquiring Fund's Share, and (iii) Advisor Class Acquiring Fund's Shares determined by dividing the Acquired Fund's Net Value attributable to the Advisor Class Acquired Fund's Shares by the net asset value per Advisor Class Acquiring Fund's Share, and

                 (b)      assume all of the Liabilities.

Such transactions shall all take place at the Closing.

         Section 2.2 Computation of Net Asset Value. (a) The net asset value per share of each class of the Acquiring Fund's Shares and the Acquired Fund's Net Value shall, in each case, be determined as of the Valuation Time.

         (b) The net asset value per share of each class of the Acquiring Fund's Shares shall be computed in accordance with the policies and procedures of the Acquiring Fund as described in the AIF Registration Statement.

         (c) The Acquired Fund's Net Value shall be computed in accordance with the policies and procedures of the Acquired Fund as described in the AIF Registration Statement.

         (d) All computations of value pursuant to this Section 2.2 shall be made by or under the direction of A I M Advisors, Inc.

         (e) If, immediately before the Valuation Time, (i) the NYSE is closed to trading or trading thereon is restricted or (ii) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the Acquired Fund's Net Value and the net asset value per share of the Acquiring Fund's Shares is impracticable, the Effective Time shall be postponed until the first Business Day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

         Section 2.3 Redemption Requests. The share transfer books of the Acquired Fund will be permanently closed as of the Effective Time, and only requests for the redemption of the

Acquired Fund's Shares received in proper form prior to the Effective Time shall be accepted by the Acquired Fund. Redemption requests thereafter received by the Acquired Fund shall be deemed to be redemption requests for the applicable class of the Acquiring Fund's Shares (assuming that the transactions contemplated by this Plan have been consummated) to be distributed to the Acquired Fund's Shareholders under this Plan.

         Section 2.4 Delivery of Assets. (a) AIF shall instruct the Custodian, no later than three Business Days preceding the Closing Date, to deliver the Assets to the Acquiring Fund at the Effective Time, by transferring ownership of the Assets from the Acquired Fund's account with the Custodian to the Acquiring Fund's account therewith. The Custodian shall deliver at the Closing a certificate of an authorized officer thereof stating that such delivery of the Assets will be effectuated in accordance with such instructions.

         (b)     If delivery cannot be made in the manner contemplated by
Section 2.4(a) of securities held by the Acquired Fund that were purchased thereby but not yet delivered to it or its broker or brokers by the Effective Time, then such undelivered securities shall be credited to the Acquiring Fund's account with the Custodian on such delivery.

         Section 2.5 Dissolution. As soon as reasonably practicable after the Closing Date, but no later than six months thereafter, the Acquired Fund's status as a designated series of shares of AIF shall be terminated.

         Section 2.6 Issuance of Acquiring Fund's Shares. At the Effective Time, each Acquired Fund's Shareholder (a) holding Acquired Fund's Class A Shares shall be issued that number of full and fractional Acquiring Fund's Class A Shares having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund's Class A Shares held by such Acquired Fund's Shareholder at the Effective Time, (b) holding Acquired Fund's Class B Shares shall be issued that number of full and fractional Acquiring Fund's Class B Shares having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund's Class B Shares held by such Acquired Fund's Shareholder at the Effective Time, and (c) holding Acquired Fund's Advisor Class Shares shall be issued that number of full and fractional Acquiring Fund's Advisor Class Shares having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund's Advisor Class Shares held by such Acquired Fund's Shareholder at the Effective Time. (In each case, fractional shares shall be calculated to the third decimal place.) All Acquired Fund's Shares shall thereupon be canceled on the books of AIF. AIF shall provide instructions to the Funds' transfer agent with respect to the Acquiring Fund's Shares to be issued to the Acquired Fund's Shareholders. AIF shall record on its books the ownership of the Acquiring Fund's Class A Shares, the Acquiring Fund's Class B Shares, and the Acquiring Fund's Advisor Class Shares by Acquired Fund's Shareholders and shall forward a confirmation of such ownership to the Acquired Fund's Shareholders. No redemption or repurchase of such shares credited to former Acquired Fund's Shareholders in respect of the Acquired Fund's Shares represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to AIF for cancellation or, if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to AIF.

         Section 2.7 Identification of Assets. AIF's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer thereof verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, as reflected on the Acquiring Fund's books immediately following the Closing, does or will conform to such information on the Acquired Fund's books immediately before the Closing.

         Section 2.8 Discharge of Liabilities. The Acquired Fund shall use its reasonable best efforts to discharge all of its known Liabilities, so far as may be possible, prior to the Closing Date.

         Section 2.9 Transfer Taxes. Any transfer taxes payable upon issuance of the Acquiring Fund's Shares in a name other than that of the registered holder on the Acquired Fund's books of the Acquired Fund's Shares constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund's Shares are to be issued, as a condition of such transfer.

                                   ARTICLE 3
              CONDITIONS PRECEDENT TO ACQUIRING FUND'S OBLIGATIONS

         The Acquiring Fund's obligations hereunder shall be subject to satisfaction of the following conditions at or before the Effective Time.

         Section 3.1 Acquired Fund's Shares; Liabilities; Business Operations. (a) There is no plan or intention by Acquired Fund's Shareholders who own 5% or more of the Acquired Fund's Shares, and to the knowledge of AIF's management the remaining Acquired Fund's Shareholders have no present plan or intention, of selling, exchanging, redeeming, or otherwise disposing of a number of the Acquiring Fund's Shares to be received by them in connection with the Reorganization that would reduce the Acquired Fund's Shareholders' ownership of issued and outstanding shares of beneficial interest in the Acquiring Fund to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Acquired Fund's Shares as of the same date. For purposes of this representation, shares of either Fund held by the Acquired Fund's Shareholders and otherwise sold, redeemed, or disposed of prior or subsequent to the Reorganization will be considered in making this representation, except for shares that have been, or will be, redeemed by either Fund in the ordinary course of its business as a series of an Open-End Investment Company.

         (b) At the time of the Reorganization, the Acquired Fund shall not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any Person could acquire Acquired Fund's Shares, except for the right of investors to acquire Acquired Fund's Shares at net asset value in the ordinary course of its business as a series of an Open-End Investment Company.

         (c) From the date it commenced operations and ending on the Closing Date, the Acquired Fund will have conducted its "historic business" (within the meaning of Section 1.368-1(d)(2) of the Income Tax Regulations under the Code) in a substantially unchanged manner. In anticipation of the Reorganization, the Acquired Fund will not dispose of Assets that, in the aggregate, will result in less than 50% of its "historic business assets" (within the meaning of Section 1.368-1(d)(3) of those regulations) being transferred to the Acquiring Fund.

         Section 3.2 Court Jurisdiction. The Acquired Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

         Section 3.3 Concentration of Assets. Not more than 25% of the value of the total Assets (excluding cash, cash equivalents, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such Assets is invested in the stock and securities of five or fewer issuers.

         Section 3.4 Assets. The Acquired Fund has, and upon delivery of the Assets the Acquiring Fund will receive, good and marketable title to all Assets, free and clear of all Liens.

         Section 3.5 RIC Status. The Acquired Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it. The Assets shall be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing.

         Section 3.6 Dividend and/or Other Distribution. At or immediately before the Effective Time, the Acquired Fund will declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for the current taxable year through the Effective Time.

         Section 3.7 Distribution. The Acquiring Fund's Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Plan.

         Section 3.8 Liabilities. The Liabilities were incurred by the Acquired Fund in the ordinary course of business.

         Section 3.9 Shareholder Expenses. The Acquired Fund's Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

         Section 3.10 Closing Certificate. An officer of AIF, in such person's capacity as such officer and not as an individual, will prepare and deliver at the Closing, on behalf of the Acquired Fund, a certificate, dated as of the Closing Date, to the effect that the Acquired Fund has satisfied all conditions specified in this Plan.

         Section 3.11 Voting Requirements. The vote of a majority of the Acquired Fund's Shares cast at a meeting at which a quorum is present (the "Acquired Fund's Required Shareholder Vote") is the only vote of the holders of any class or series of shares of beneficial interest in the Acquired Fund necessary to approve this Plan and the transactions contemplated by this Plan.

                                   ARTICLE 4
              CONDITIONS PRECEDENT TO ACQUIRED FUND'S OBLIGATIONS

                 The Acquired Fund's obligations hereunder shall be subject to satisfaction of the following conditions at or before the Effective Time.

         Section 4.1 Registration of Acquiring Fund's Shares. (a) The Acquiring Fund's Shares to be issued pursuant to Sections 2.1 and 2.6 shall, on the Closing Date, be duly registered under the Securities Act by the AIF N-14 Registration Statement.

         (b)     The Acquiring Fund's Shares to be issued pursuant to Sections
2.1 and 2.6 of this Plan are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the AIF N-14 Registration Statement. At the time of the Reorganization, the Acquiring Fund shall not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any Person could acquire shares of beneficial interest in the Acquiring Fund, except for the right of investors to acquire such shares at net asset value in the normal course of its business as a series of an Open-End Investment Company.

         Section 4.2 Court Jurisdiction. The Acquiring Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

         Section 4.3 RIC Status. The Acquiring Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it.

         Section 4.4 Ownership of Acquired Fund's Shares. The Acquiring Fund does not directly or indirectly own, nor will it have owned at any time during the five-year period ending on the Closing Date, directly or indirectly, any shares of the Acquired Fund.

         Section 4.5 Reacquisition of Acquiring Fund's Shares. The Acquiring Fund has no plan or intention (a) to issue additional shares of beneficial interest therein following the Reorganization, except for shares issued in the ordinary course of its business as a series of an Open-End Investment Company, or (b) to reacquire any of the Acquiring Fund's Shares issued in the Reorganization, except to the extent that the Acquiring Fund is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of that business.

         Section 4.6 Disposition of the Acquired Fund's Assets. The Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the Assets, other than in the ordinary course of its business and to the extent necessary to maintain its status as a RIC.

         Section 4.7 Continuation of Acquired Fund's Business. Following the Reorganization, the Acquiring Fund will continue the "historic business" (within the meaning of Section 1.368-1(d)(2) of the Income Tax Regulations under the Code) of the Acquired Fund or use a significant portion of the Acquired Fund's historic business assets (within the meaning of Section 1.368-1(d)(3) of those regulations) in a business.

         Section 4.8 Consideration. No consideration other than the Acquiring Fund's Shares (and the Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in connection with the Reorganization.

         Section 4.9 Closing Certificate. An officer of AIF, in such person's capacity as such officer and not as an individual, will prepare and deliver at the Closing, on behalf of the Acquiring Fund, a certificate, dated as of the Closing Date, to the effect that the Acquiring Fund has satisfied all conditions specified in this Plan.

         Section 4.10 Post-Reorganization Transactions. There is no plan or intention for the Acquiring Fund to be dissolved or merged into another business trust or a corporation or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization.

         Section 4.11 Concentration of Assets. Immediately after the Reorganization, (a) not more than 25% of the value of the Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers.

                                   ARTICLE 5
                CONDITIONS PRECEDENT TO BOTH FUNDS' OBLIGATIONS

                 Each Fund's obligations hereunder shall be subject to satisfaction of the following conditions at or before the Effective Time.

         Section 5.1 Shareholder Vote. This Plan, the Reorganization, and related matters shall have been approved and adopted at the Acquired Fund's Shareholders Meeting by the shareholders of the Acquired Fund on the record date therefor by the Acquired Fund's Required Shareholder Vote.

         Section 5.2 Transfer of Assets. Pursuant to the Reorganization, the Acquired Fund will transfer to the Acquiring Fund, and the Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Reorganization. For the purposes of this calculation, any amounts used by the Acquired Fund to pay its Reorganization expenses and redemptions and distributions made by it immediately before the Reorganization (except for (a) distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code and (b) redemptions not made as part of the Reorganization) will be included as assets thereof held immediately before the Reorganization.

         Section 5.3 Intercompany Indebtedness. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount.

         Section 5.4 Value of Shares. The aggregate fair market value of the Acquiring Fund's Class A Shares to be received by the Acquired Fund's Shareholders will be approximately equal to the aggregate fair market value of the Acquired Fund's Class A Shares constructively surrendered in exchange therefor; the aggregate fair market value of the Acquiring Fund's Class B Shares to be received by the Acquired Fund's Shareholders will be approximately equal to the aggregate fair market value of the Acquired Fund's Class B Shares constructively surrendered in exchange therefor; and the aggregate fair market value of the Acquiring Fund's Advisor Class Shares to be received by the Acquired Fund's Shareholders will be approximately equal to the aggregate fair market value of the Acquired Fund's Advisor Class Shares constructively surrendered in exchange therefor.

         Section 5.5 Value of Assets. The fair market value on a going concern basis of the Assets will equal or exceed the sum of the Liabilities to be assumed by the Acquiring Fund plus the Liabilities to which the Assets are subject.

         Section 5.6 Tax Opinion AIF shall have received an opinion of Kirkpatrick & Lockhart LLP ("Counsel"), addressed to and in form and substance satisfactory to AIF, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth in Articles 3 through 5 (other than in this Section 5.6), and treat them as representations by AIF to Counsel, and may rely, as to any factual matters, exclusively and without independent verification, on such representations and any other representations made to Counsel by responsible officers of AIF. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

                 (a) The Acquiring Fund's acquisition of the Assets in exchange solely for the Acquiring Fund's Shares and the Acquiring Fund's assumption of the Liabilities, followed by the Acquired Fund's distribution of those shares to the Acquired Fund's Shareholders constructively in exchange for their Acquired Fund's Shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) or (D), as applicable, of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

                 (b) No gain or loss will be recognized to the Acquired Fund on the transfer to the Acquiring Fund of the Assets in exchange solely for the Acquiring Fund's Shares and the Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Acquired Fund's Shareholders in constructive exchange for their Acquired Fund's Shares;

                 (c) No gain or loss will be recognized to the Acquiring Fund on its receipt of the Assets in exchange solely for the Acquiring Fund's Shares and its assumption of the Liabilities;

                 (d) The Acquiring Fund's basis for the Assets will be the same as the basis thereof in the Acquired Fund's hands immediately before the Reorganization, and the Acquiring Fund's holding period for the Assets will include the Acquired Fund's holding period therefor;

                 (e) An Acquired Fund's Shareholder will recognize no gain or loss on the constructive exchange of all its Acquired Fund's Shares solely for Acquiring Fund's Shares pursuant to the Reorganization; and

                 (f) An Acquired Fund's Shareholder's basis for the Acquiring Fund's Shares to be received by it in the Reorganization will be the same as the basis for its Acquired Fund's Shares to be constructively surrendered in exchange for those Acquiring Fund's Shares, and its holding period for those Acquiring Fund's Shares will include its holding period for those Acquired Fund's Shares, provided they are held as capital assets by the Acquired Fund's Shareholder at the Effective Time.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Acquired Fund's Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

         Section 5.7 Expenses. Each Fund shall bear the expenses it incurs in connection with this Plan and the Reorganization and other transactions contemplated hereby.

                                   ARTICLE 6
                                 MISCELLANEOUS

         Section 6.1 Termination. AIF's trustees may terminate this Plan and abandon the Reorganization at any time prior to the Closing Date if circumstances develop that, in their judgment, make proceeding with the Reorganization inadvisable for either Fund.

         Section 6.2 Governing Law. This Plan shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

         Section 6.3 Obligations of AIF. No officer, trustee, or shareholder of AIF shall be personally liable for the liabilities or obligations of AIF incurred hereunder.

                                                                     APPENDIX II


                                                                    [APPLICATION
                                                                         INSIDE]

 [AIM LOGO APPEARS HERE]       THE AIM FAMILY OF FUNDS--Registered Trademark--

CLASS A AND CLASS B SHARES OF

AIM DEVELOPING MARKETS FUND
(A SERIES PORTFOLIO OF AIM INVESTMENT FUNDS)
PROSPECTUS
SEPTEMBER 8, 1998

This Prospectus contains information about AIM DEVELOPING MARKETS FUND (the "Fund"), which is one of several series investment portfolios comprising AIM Investment Funds (the "Trust"), an open-end, series, management investment company. The Fund is a non-diversified portfolio which primarily seeks long-term capital appreciation. Its secondary investment objective is income, to the extent consistent with seeking capital appreciation. The Fund normally invests substantially all of its assets in issuers in the developing (or "emerging") markets of Asia, Europe, Latin America and elsewhere. A majority of the Fund's assets ordinarily is invested in emerging market equity securities. The Fund also invests in emerging market debt securities, which are selected based on their potential to provide a combination of capital appreciation and current income.

The Fund is designed for long-term investors and not as a trading vehicle. The Fund does not represent a complete investment program, nor is it suitable for all investors. The Fund may invest significantly in equity and high yield, high risk ("lower quality") debt securities that are predominantly speculative. Investments of this type are subject to a greater risk of loss of principal and interest. The Fund's investments in securities of issuers in developing markets involves special considerations and risks that are not typically associated with investments in securities of issuers in the United States or in other more established markets. Investors should carefully assess the risks associated with an investment in the Fund.

This Prospectus sets forth concisely the information about the Fund that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information dated September 8, 1998 has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written request to the Trust at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 or by calling 1-800-347-4246. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. Additional information about the Fund may also be obtained from http://www.aimfunds.com.

THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE FUND'S SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                         PAGE
                                         ----
SUMMARY................................     2
THE FUND...............................     4
  Table of Fees and Expenses...........     4
  Financial Highlights.................     5
  Performance..........................     6
  Investment Program...................     6
  Risk Factors.........................    10
  Management...........................    14
  Organization of the Trust............    16
INVESTOR'S GUIDE TO THE AIM FAMILY OF
  FUNDS--Registered Trademark--........   A-1

                                         PAGE
                                         ----
  Introduction to The AIM Family of
     Funds.............................   A-1
  How to Purchase Shares...............   A-1
  Terms and Conditions of Purchase of
     the AIM Funds.....................   A-2
  Special Plans........................   A-9
  Exchange Privilege...................  A-12
  How to Redeem Shares.................  A-14
  Determination of Net Asset Value.....  A-19
  Dividends, Distributions and Tax
     Matters...........................  A-19
  General Information..................  A-23
APPLICATION INSTRUCTIONS...............   B-1

                                    SUMMARY
--------------------------------------------------------------------------------

THE FUND

  The Fund is a non-diversified series of the Trust.

  INVESTMENT OBJECTIVES. The Fund's primary investment objective is long-term capital appreciation; its secondary objective is income, to the extent consistent with seeking capital appreciation.

  PRINCIPAL INVESTMENTS. The Fund normally invests a majority of its assets in emerging market equity securities and also may invest in emerging market debt securities.

  INVESTMENT MANAGERS. The Fund is managed by A I M Advisors, Inc. ("AIM") and is sub-advised and sub-administered by INVESCO (NY), Inc. (the "Sub-advisor"). AIM and the Sub-advisor and their worldwide asset management affiliates provide investment management and/or administrative services to institutional, corporate and individual clients around the world. AIM and the Sub-advisor are both indirect wholly owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group that has a significant presence in the institutional and retail segment of the investment management industry in North America and Europe, and a growing presence in Asia. AIM was organized in 1976 and, together with its subsidiaries, currently advises approximately 90 investment company portfolios.

  PURCHASING SHARES. Investors may select Class A or Class B shares of the Fund which are offered by this Prospectus at an offering price that reflects differing sales charges and expense levels. See "Terms and Conditions of Purchase of the AIM Funds Sales Charges and Dealer Concessions." Pursuant to a separate prospectus, the Fund also offers Advisor Class shares, which represent interests in the Fund. The Advisor Class has different distribution arrangements.

  CLASS A SHARES -- Shares are offered at net asset value plus any applicable initial sales charge.

  CLASS B SHARES -- Shares are offered at net asset value without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 5% on certain redemptions made within six years from the date such shares were purchased. Class B shares automatically convert to Class A shares of the Fund eight years following the end of the calendar month in which a purchase was made. Class B shares are subject to higher expenses than Class A shares.

  Initial investments in any class of shares must be at least $500 and additional investments must be at least $50. The minimum initial investment is modified for investments through tax-qualified retirement plans and accounts initially established with an Automatic Investment Plan. The distributor of the Fund's shares is A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, TX 77210-4739. See "How to Purchase Shares" and "Special Plans."

  SUITABILITY FOR INVESTORS. An investor in Class A or Class B shares of the Fund should consider the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the shares are expected to be held, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and any applicable contingent deferred sales charges on Class B shares prior to conversion would be less than the initial sales charge and accumulated distribution fees on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return on Class A shares. To assist investors in making this determination, the table under the caption "Table of Fees and Expenses" sets forth examples of the charges applicable to each class of shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges, as described below. Therefore, AIM Distributors will reject any order for purchase of more than $250,000 for Class B shares.

  EXCHANGE PRIVILEGE. The Fund is among those mutual funds distributed by AIM Distributors (collectively, "The AIM Family of Funds" or the "AIM Funds"). Class A and Class B shares of the Fund may be exchanged for shares of other funds in The AIM Family of Funds in the manner and subject to the policies and charges set forth herein. See "Exchange Privilege."

  REDEEMING SHARES. Class A shareholders of the Fund may redeem all or a portion of their shares at net asset value on any business day, generally without charge. A contingent deferred sales charge of 1% may apply to certain redemptions where a purchase of more than $1 million is made at net asset value. See "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases."

  Class B shareholders of the Fund may redeem all or a portion of their shares at net asset value on any business day, less a contingent deferred sales charge for redemptions made within six years from the date such shares were purchased. Class B shares redeemed after six years from the date such shares were purchased will not be subject to any contingent deferred sales charge. See "How to Redeem Shares -- Multiple Distribution System."

  DISTRIBUTIONS. The Fund currently declares and pays dividends from net investment income, if any, on an annual basis. The Fund generally makes distributions of realized capital gains, if any, on an annual basis. Dividends and distributions of the Fund may be reinvested at net asset value without payment of a sales charge in the Fund's shares or may be invested in shares of the other funds in The AIM Family of Funds. See "Dividends, Distributions and Tax Matters" and "Special Plans."

  RISK FACTORS. There is no assurance that the Fund will achieve its investment objectives. The Fund's net asset value per share will fluctuate, reflecting fluctuations in the market value of its portfolio holdings.

  The Fund invests in foreign securities. Investments in foreign securities involve risks relating to political and economic developments abroad and the differences between the regulations to which U.S. and foreign issuers are subject. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy. Changes in foreign currency exchange rates will affect the Fund's net asset value, earnings, and gains and losses realized on sales of securities. Securities of foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. The Fund normally invests substantially all of its assets in issuers in emerging markets. Such investments entail greater risks than investing in issuers in developed markets. The Fund may engage in certain foreign currency, options and futures transactions to attempt to hedge against the overall level of investment and currency risk associated with its present or planned investments. Such transactions involve certain risks and transaction costs. The value of debt securities held by the Fund generally fluctuates inversely with interest rate movements. Certain investment grade debt securities may possess speculative qualities. The Fund may invest in below investment grade debt securities. Investments of this type are subject to a greater risk of loss of principal and interest. See "Investment Program" and "Risk Factors."

  THE AIM FAMILY OF FUNDS, THE AIM FAMILY OF FUNDS AND DESIGN (I.E., THE AIM
LOGO), AIM AND DESIGN, AIM, AIM LINK, AIM INSTITUTIONAL FUNDS, AIMFUNDS.COM, LA FAMILIA AIM DE FONDOS AND LA FAMILIA AIM DE FONDOS AND DESIGN ARE REGISTERED SERVICE MARKS AND INVEST WITH DISCIPLINE AND AIM BANK CONNECTION ARE SERVICE MARKS OF A I M MANAGEMENT GROUP INC.

                                    THE FUND
--------------------------------------------------------------------------------

TABLE OF FEES AND EXPENSES

  The expenses and maximum transaction costs associated with investing in the Class A and Class B shares of the Fund are reflected in the following table(1):

                                                              CLASS A   CLASS B
                                                              -------   -------
Shareholder Transaction Costs(2):
  Maximum sales charge on purchases of shares (as a % of
     offering price)........................................   4.75%     None
  Sales charges on reinvested distributions to
     shareholders...........................................   None      None
  Maximum deferred sales charge (as a % of net asset value
     at time of purchase or sale, whichever is less)........   None      5.00%
  Redemption Charges........................................   None      None
  Exchange Fees.............................................   None      None
Annual Fund Operating Expenses(3): (as a % of average net
  assets)
  Investment management and administration fees.............   0.98%     0.98%
  12b-1 distribution and service fees.......................   0.50%     1.00%
  Other expenses (after estimated reimbursements and
     waivers)...............................................   0.52%     0.52%
                                                               ----      ----
          Total Fund Operating Expenses.....................   2.00%     2.50%
                                                               ====      ====

(1) This table is intended to assist investors in understanding the various costs and expenses associated with investing in the Fund. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by National Association of Securities Dealers, Inc. rules regarding investment companies.

(2) Sales charge waivers are available for Class A and Class B shares, and reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter, reaching zero after six years. See "Terms and Conditions of Purchase of the AIM Funds -- Reductions in Initial Sales Charges."

(3) Expenses are estimated based on the fees and expenses the Fund is expected to incur during its initial fiscal year as an open-end fund and AIM's undertaking to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the annual rate of 2.00% and 2.50% of the average daily net assets of the Fund's Class A shares and Class B shares, respectively. AIM has voluntarily agreed to continue this limitation through May 31, 2000. Without reimbursements and waivers, "Other expenses" and "Total Fund Operating Expenses" are estimated to be 0.65% and 2.13%, respectively, for Class A shares and 0.65% and 2.63%, respectively, for Class B shares. "Other expenses" include custody, transfer agent, legal and audit fees and other operating expenses. See "Management" herein and in the Statement of Additional Information for more information.

  HYPOTHETICAL EXAMPLE OF EFFECT OF EXPENSES. An investor would have directly or indirectly paid the following expenses at the end of the periods shown on a $1,000 investment in the Fund, assuming a 5% annual return:

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS(3)
                                                     ------   -------   -------   -----------
Class A Shares(1)..................................   $67      $108      $151        $270
Class B Shares:
  Assuming a complete redemption at end of
period(2)..........................................   $77      $111      $157        $274
  Assuming no redemption...........................   $26      $ 79      $135        $274

(1)  Assumes payment of maximum sales charge by the investor.

(2)  Assumes deduction of the applicable contingent deferred sales charge.

(3) For Class B shares, this number reflects the conversion to Class A shares eight years following the end of the calendar month in which a purchase was made.

  THE "HYPOTHETICAL EXAMPLE" IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE FUND'S ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT THE FUND'S PROJECTED OR ACTUAL PERFORMANCE.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
  The table below provides condensed financial information concerning income and capital changes for Class A and Class B shares of the Fund for the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in the Statement of Additional Information. The financial statements and notes, for the fiscal year ended October 31, 1997 and the semi-annual period ended April 30, 1998 have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is also included in the Statement of Additional Information. The Predecessor Fund was a closed-end investment company whose single class of shares traded on the New York Stock Exchange ("NYSE"). On October 31, 1997, the Fund, which had no previous operating history, acquired the assets and assumed the liabilities of G.T. Global Developing Markets Fund, Inc. (the "Predecessor Fund"). On that date, all shareholders of the Predecessor Fund received Class A shares of the Fund. The fees and expenses of the Fund will differ from those of the Predecessor Fund. The Fund's fiscal year end will be October 31, rather than December 31, which was the Predecessor Fund's fiscal year end.
                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)
            (SUCCESSOR TO G.T. GLOBAL DEVELOPING MARKETS FUND, INC.)

                                                                             CLASS A+                                  CLASS B++
                                              ----------------------------------------------------------------------   ----------
                                                                                                   JANUARY 11, 1994
                                              SIX MONTHS       TEN MONTHS        YEAR ENDED          (COMMENCEMENT     SIX MONTHS
                                                ENDED             ENDED         DECEMBER 31,       OF OPERATIONS) TO     ENDED
                                              APRIL 30,        OCTOBER 31,   -------------------     DECEMBER 31,      APRIL 30,
                                               1998(d)           1997(e)     1996(e)    1995(e)         1994(e)         1998(d)
                                              ----------       -----------   --------   --------   -----------------   ----------
Per Share Operating Performance:
Net asset value, beginning of period.........  $  12.56         $  13.84     $ 11.60    $ 12.44        $  15.00         $  12.56
                                               --------         --------     --------   --------       --------         --------
Income from investment operations:
 Net investment income.......................      0.23*O           0.25        0.53       0.72            0.35             0.21*O
 Net realized and unrealized gain (loss) on
   investments...............................        --            (1.53)       2.19      (0.84)          (2.46)           (0.01)
                                               --------         --------     --------   --------       --------         --------
   Net increase (decrease) from investment
     operations..............................      0.23            (1.28)       2.72      (0.12)          (2.11)            0.20
                                               --------         --------     --------   --------       --------         --------
Redemption fees retained (Note 4)............      0.23               --          --         --              --             0.23
                                               --------         --------     --------   --------       --------         --------
Distributions to shareholders:
 From net investment income..................     (0.60)              --       (0.48)     (0.72)          (0.35)           (0.60)
 From net realized gain on investments.......        --               --          --         --           (0.10)              --
                                               --------         --------     --------   --------       --------         --------
   Total distributions.......................     (0.60)              --       (0.48)     (0.72)          (0.45)           (0.60)
                                               --------         --------     --------   --------       --------         --------
Net asset value, end of period...............  $  12.42         $  12.56     $ 13.84    $ 11.60        $  12.44         $  12.39
                                               ========         ========     ========   ========       ========         ========
Market value, end of period..................  $    N/A         $  11.81     $ 11.63    $  9.75            9.75
                                               ========         ========     ========   ========       ========         ========
   Total investment return (based on market
     value)..................................       N/A             1.62%(b)   24.18%      6.60%         (32.16)%(b)
   Total investment return (based on net
     asset value)............................      3.68%(b)(c)     (9.25)%(b)   23.59%    (0.95)%        (14.07)%(b)     3.36%(b)(c)
Ratios and supplemental data:
Net assets, end of period (in 000's).........  $208,169         $457,379     $504,012   $422,348       $452,872         $    207
Ratio of net investment income to average net
 assets:
 With expense reductions and reimbursement...      3.06%(a)         2.03%(a)    4.07%      6.33%           2.75%(a)         2.32%(a)
 Without expense reductions and
   reimbursement.............................      2.56%(a)         1.95%(a)    4.04%      6.30%           2.75%(a)         1.82%(a)
Ratio of operating expenses to average net
 assets:
 With expense reductions and
   reimbursements............................      1.72%(a)         1.71%(a)    1.82%      1.77%           2.01%(a)         2.46%(a)
 Without expense reductions and
   reimbursement.............................      2.22%(a)         1.83%(a)    1.85%      1.80%           2.01%(a)         2.96%(a)
Ratio of interest expense to average net
 assets+++...................................      0.22%(a)          N/A         N/A        N/A             N/A             0.22%(a)
Portfolio turnover rate+++...................        99%(a)          184%(a)     138%        75%             56%(a)           99%(a)
Average commission rate per share paid on
 portfolio transactions+++...................  $ 0.0017         $ 0.0023     $0.0022        N/A             N/A         $ 0.0017

---------------
(a) Annualized.
(b) Not annualized.
(c) Total investment return does not include sales charges.
(d) These selected per share data were calculated based upon the average shares outstanding during the period.
(e) These financial highlights provide per share information of G.T. Global Developing Markets Fund, Inc. the Predecessor Fund (See Note 1 to Notes to Financial Statements) for the periods up to and including October 31, 1997. The fees and expenses of the Fund differ from those of the Predecessor Fund.
 * Before reimbursement the net investment income per share would have been reduced by $0.03 for Class A, and Class B shares.
 O Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements. Without such a payment net investment would have been $0.09 and $0.07 per share for Class A and B, respectively.
 + All capital shares issued and outstanding October 31, 1997 were reclassified as Class A shares.
 ++ Commencing November 1, 1997, the Fund began offering Class B and Advisor
    Class shares.
+++ Portfolio turnover rate, average commission rate and ratio of interest expense to average net assets are calculated on the basis of the Fund as whole without distinguishing between the classes of shares issued.
N/A Not Applicable.
                                ---------------

                                                                                          AVERAGE MONTHLY NUMBER   AVERAGE AMOUNT
                                                   AMOUNT OF DEBT     AVERAGE AMOUNT      OF REGISTRANT'S SHARES    OF DEBT PER
                                                   OUTSTANDING AT   OF DEBT OUTSTANDING        OUTSTANDING          SHARE DURING
YEAR ENDED                                         END OF PERIOD     DURING THE PERIOD      DURING THE PERIOD        THE PERIOD
----------                                         --------------   -------------------   ----------------------   --------------
Six Months ended April 30, 1998..................        $--            $3,299,756              21,283,681            $ 0.155
October 31, 1997.................................        $--            $  379,964              36,416,667            $0.0104

  Average amount of debt outstanding during the period is computed on a daily basis.

--------------------------------------------------------------------------------

PERFORMANCE

  All advertisements of the Fund will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of the Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. See the Statement of Additional Information for further details concerning performance comparisons used in advertisements by the Fund. Further information regarding the Fund's performance is contained in the Fund's annual report to shareholders, which is available upon request and without charge.

  The Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Class A shares reflects the deduction of the Fund's maximum front-end sales charge at the time of purchase. Standardized total return for Class B shares reflects the deduction of the maximum applicable contingent deferred sales charge on a redemption of shares held for the period.

  The Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. BECAUSE AVERAGE ANNUAL RETURNS TEND TO EVEN OUT VARIATIONS IN THE FUND'S RETURN, INVESTORS SHOULD RECOGNIZE THAT SUCH RETURNS ARE NOT THE SAME AS ACTUAL YEAR-BY-YEAR RESULTS. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

  From time to time and in its discretion, AIM may waive all or a portion of its advisory fees and/or assume certain expenses of the Fund. Such practices will have the effect of increasing the Fund's total return. The performance of the Fund will vary from time to time and past results are not necessarily representative of future results. The Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund as well as by general market conditions.
--------------------------------------------------------------------------------

INVESTMENT PROGRAM

  INVESTMENT OBJECTIVES. The Fund's primary investment objective is long-term capital appreciation; its secondary objective is income, to the extent consistent with seeking capital appreciation. The Fund normally invests substantially all of its assets in issuers in the developing (or "emerging") markets of Asia, Europe, Latin America and elsewhere. A majority of the Fund's assets normally are invested in emerging market equity securities. The Fund may invest in the following types of equity securities: common stock, preferred stock, securities convertible into common stock, American Depositary Receipts, Global Depositary Receipts, rights and warrants to acquire such securities and substantially similar forms of equity with comparable risk characteristics. The Fund may also invest in emerging market debt securities that will be selected based on their potential to provide a combination of capital appreciation and current income. There can be no assurance the Fund will achieve its investment objectives.

  INVESTMENT POLICIES. For purposes of the Fund's operations, emerging markets consist of all countries determined by the Sub-advisor to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. See "Investment Objectives and Policies" in the Statement of Additional Information for a complete list of all the countries that the Fund does not currently consider to be emerging markets.

  For purposes of the Fund's policy of normally investing substantially all of its assets in issuers in emerging markets, the Fund will consider investment in the following emerging markets:

     Algeria
     Argentina
     Bolivia
     Botswana
     Brazil
     Bulgaria
     Chile
     China
     Colombia
     Costa Rica
     Cyprus
     Czech Republic
     Dominican Republic
     Ecuador
     Egypt
     El Salvador
     Finland
     Ghana
     Greece
     Hong Kong
     Hungary
     India
     Indonesia
     Israel
     Ivory Coast
     Jamaica
     Jordan
     Kazakhstan
     Kenya
     Lebanon
     Malaysia
     Mauritius
     Mexico
     Morocco
     Nicaragua
     Nigeria
     Oman
     Pakistan
     Panama
     Paraguay
     Peru
     Philippines

     Poland
     Portugal
     Republic of Slovakia
     Russia
     Singapore
     Slovenia
     South Africa
     South Korea
     Sri Lanka
     Swaziland
     Taiwan
     Thailand
     Turkey
     Ukraine
     Uruguay
     Venezuela
     Zambia
     Zimbabwe

  Although the Fund considers each of the above-listed countries eligible for investment, it will not be invested in all such markets at all times. Moreover, investing in some of those markets currently may not be desirable or feasible, due to the lack of adequate custody arrangements for the Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or for other reasons.

  As used in this Prospectus, an issuer in an emerging market is an entity (1) for which the principal securities trading market is an emerging market, as defined above, (2) that (alone or on a consolidated basis) derives 50% or more of its total revenues from business in emerging markets, provided that, in the Sub-advisor's view, the value of such issuer's securities will tend to reflect emerging market developments to a greater extent than developments elsewhere, or
(3) organized under the laws of, or with a principal office in, an emerging market.

  In selecting investments, the Sub-advisor seeks to identify those countries and industries where economic and political factors, including currency movements, are likely to produce above-average growth rates over the long term. The Sub-advisor seeks those emerging markets that have strongly developing economies and in which the markets are becoming more sophisticated. The Sub-advisor then invests in those companies in such countries and industries that it believes are best positioned and managed to take advantage of these economic and political factors. The Sub-advisor believes that the issuers of securities in emerging markets often have sales and earnings growth rates that exceed those in developed countries and that such growth rates may in turn be reflected in more rapid share price appreciation.

  As opportunities to invest in securities in other emerging markets develop, the Fund expects to expand and further broaden the group of emerging markets in which it invests. In some cases, investments in debt securities could provide the Fund with access to emerging markets in the early stages of their economic development, when equity securities are not yet generally available or, in the Sub-advisor's view, do not yet present an acceptable investment alternative. While the Fund generally is not restricted in the portion of its assets that may be invested in a single region, under normal conditions its assets will be invested in issuers in at least four countries, and it will not invest more than 25% of its assets in issuers in one country. The Fund's holdings of any one foreign currency together with securities denominated in or indexed to such currency will not exceed 40% of its assets.

CERTAIN INVESTMENT STRATEGIES AND POLICIES. In pursuit of its objectives and policies, the Fund may employ one or more of the following strategies in order to enhance investment results:

  INVESTMENTS IN DEBT SECURITIES. The Fund may invest up to 50% of its total assets in the following types of emerging market debt securities: (1) debt securities issued or guaranteed by governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks (collectively, "Sovereign Debt"), including Brady Bonds; (2) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of Sovereign Debt; (3) debt securities issued by banks and other business entities; and (4) debt securities denominated in or indexed to the currencies of emerging markets. Debt securities held by the Fund may take the form of bonds, notes, bills, debentures, bank debt obligations, short-term paper, loan participations, assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of any of the foregoing. There is no requirement with respect to the maturity or duration of debt securities in which the Fund may invest.

  There is no limitation on the percentage of the Fund's assets that may be invested in debt securities that are rated below investment grade. Investment in below investment grade debt securities involves a high degree of risk and can be speculative. These debt securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Debt securities in which the Fund will invest may not be rated; if rated, it is expected that such ratings will be below investment grade. See "Risk Factors -- Risks Associated with Debt Securities" and "-- Risks Associated with Below Investment Grade Debt Securities."

  The Fund may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds have been issued by the countries of Albania, Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Nigeria, Panama, Peru, Philippines, Poland, Uruguay, Venezuela and Vietnam, and are expected to be issued by other emerging market countries. As of the date of this Prospectus, the Fund is not aware of the occurrence of any payment defaults on Brady Bonds. Investors should recognize, however, that Brady Bonds do not have a long payment history. In addition, Brady Bonds are often rated below investment grade.

  The Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time of issuance and is adjusted at regular intervals thereafter.

  Capital appreciation in debt securities may arise as a result of a favorable change in relative foreign exchange rates, relative interest rate levels and/or the creditworthiness of issuers.

  TEMPORARY DEFENSIVE STRATEGIES. In the interest of preserving shareholders' capital, the Sub-advisor may employ a temporary defensive investment strategy for the Fund if it determines such a strategy to be warranted due to market, economic or political conditions. Under a defensive strategy, the Fund may hold cash (U.S. dollars, foreign currencies or multinational currency units such as Euros) and/or invest any portion or all of its assets in high quality money market instruments of U.S. or foreign issuers. In addition, for temporary defensive purposes, most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars. To the extent the Fund adopts a temporary defensive posture, it will not be invested so as to directly achieve its investment objectives. In addition, pending investment of proceeds from new sales of Fund shares or in order to meet ordinary daily cash needs, the Fund may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest in foreign or domestic high quality money market instruments. For a description of money market instruments, see "Temporary Defensive Strategies" in the "Investment Objectives and Policies" section of the Statement of Additional Information.

  BORROWING AND REVERSE REPURCHASE AGREEMENTS. In connection with meeting requests for the redemption of Fund shares, the Fund may borrow from banks or may borrow through reverse repurchase agreements. The Fund also may borrow up to 5% of its total assets for temporary or emergency purposes other than to meet redemptions, but total borrowings may not exceed 33 1/3% of its total assets. However, the Fund will not purchase securities while borrowings in excess of 5% of its total assets are outstanding. Any borrowing by the Fund may cause greater fluctuation in the value of its shares than would be the case if it did not borrow.

  A reverse repurchase agreement is a borrowing transaction in which the Fund transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash and agrees to repurchase the security in the future at an agreed-upon price that includes an interest component.

  SECURITIES LENDING. The Fund may lend its portfolio securities to broker/dealers or to other institutional investors. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, enhances the Fund's total return. The Fund limits its loans of portfolio securities to an aggregate of 30% of the value of its total assets, measured at the time any such loan is made. While a loan is outstanding, the borrower must maintain with the Fund's custodian collateral consisting of cash, U.S. government securities or certain irrevocable letters of credit equal to at least 100% of the value of the borrowed securities plus any accrued interest or such other collateral as permitted by the Fund's investment program and regulatory agencies, and as approved by the Board. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in recovery of the securities and possible loss of rights in the collateral if the borrower fails financially.

  OPTIONS, FUTURES AND FORWARD CURRENCY TRANSACTIONS. To attempt to increase return, the Fund may write call options on securities. This strategy will be employed only when, in the opinion of the Sub-advisor, the size of the premium the Fund receives for writing the option is adequate to compensate it against the risk that appreciation in the underlying security may not be fully realized if the option is exercised. The Fund also is authorized to write put options to attempt to enhance return, although it does not currently intend to do so.

  The Fund may also use forward currency contracts, futures contracts, options on securities, options on currencies, options on indices and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with its investments. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). The Fund may enter into such instruments up to the full value of its portfolio assets. See "Options, Futures and Currency Strategies" in the Statement of Additional Information.

  To attempt to hedge against adverse movements in exchange rates between currencies, the Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. The Fund also may purchase and sell put and call options on currencies, futures contracts on currencies and options on such futures contracts to hedge its portfolio against movements in exchange rates.

  Only a limited market, if any, currently exists for options and futures transactions relating to currencies of most emerging markets, to securities denominated in such currencies or to securities of issuers domiciled or principally engaged in business in such emerging markets. To the extent that such a market does not exist, the Sub-advisor may not be able to effectively hedge its investment in such markets.

  In addition, the Fund may purchase and sell put and call options on equity and debt securities to hedge against the risk of fluctuations in the prices of securities held by the Fund or that the Sub-advisor intends to include in the Fund's portfolio. The Fund also may purchase and sell put and call options on stock indices to hedge against overall fluctuations in the securities markets or in a specific market sector.

  Further, the Fund may sell index futures contracts and may purchase put options or write call options on such futures contracts to protect against a general market or a specific market sector decline that could adversely affect the Fund's portfolio. The Fund also may purchase index futures contracts and purchase call options or write put options on such contracts to hedge against a general market or market sector advance and thereby attempt to lessen the cost of future securities acquisitions. Similarly, the Fund may use interest rate futures contracts and options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

  INVESTMENT IN OTHER INVESTMENT COMPANIES OR VEHICLES. The Fund may be able to invest in certain countries solely or primarily through governmentally authorized investment vehicles or companies, some of which may be investment vehicles or companies that are advised by the Sub-advisor or its affiliates ("Affiliated Funds"). Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, as long as each investment does not represent more than 3% of the outstanding voting stock of the acquired investment company at the time of investment.

  Investment in other investment companies may involve the payment of substantial premiums above the value of their portfolio securities and multiple layering of fees and expenses and is subject to limitations under the 1940 Act and market availability. The Fund does not intend to invest in other investment companies unless, in the judgment of the Sub-advisor, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in another investment company, the Fund would bear its ratable share of that company's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own management fees and other expenses. AIM and the Sub-advisor will waive their advisory fees to the extent that the Fund invests in an Affiliated Fund.

  PRIVATIZATIONS. The governments in some emerging markets have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). The Sub-advisor believes that privatizations may offer opportunities for significant capital appreciation and intends to invest assets of the Fund in privatizations in appropriate circumstances. In certain emerging markets, the ability of foreign entities such as the Fund to participate in privatizations may be limited by local law or the terms on which the Fund may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments in emerging markets will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

  WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. The Fund may purchase debt securities on a "when-issued" basis and may purchase or sell such securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will purchase or sell when-issued securities and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, the Fund will segregate cash or liquid securities equal to the value of the when-issued or forward commitment securities with its custodian bank and will mark to market daily such assets. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

  LOAN PARTICIPATIONS AND ASSIGNMENTS. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign entity and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans in emerging markets is expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation.

  In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Sub-advisor to be creditworthy. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

  ZERO COUPON SECURITIES. The Fund may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. The Fund also may invest in zero coupon and other deep discount securities issued by foreign governments and domestic and foreign corporations, including certain Brady Bonds and other foreign debt, and in payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay "interest" in the form of additional securities. How-ever, a portion of the original issue discount on zero coupon securities and the interest on payment-in-kind securities will be included in the Fund's income. Accordingly, for the Fund to continue to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax (see "Taxes" in the Statement of Additional Information), it may be required to distribute an amount that is greater than the total amount of cash it actually receives. These distributions may be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

  INDEXED COMMERCIAL PAPER. The Fund may invest without limitation in commercial paper that is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Fund to hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while seeking to provide an attractive money market rate of return. The Fund will not purchase such commercial paper for speculation.

  OTHER INDEXED SECURITIES. The Fund may invest in certain other indexed securities, which are securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. New forms of indexed securities continue to be developed. The Fund may invest in such securities to the extent consistent with its investment objectives.

  OTHER INFORMATION. The Fund's investment objectives may not be changed without the approval of a majority of its outstanding voting securities. A "majority of its outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares. In addition, the Fund has adopted certain investment limitations that also may not be changed without shareholder approval. A complete description of these limitations is included in the Statement of Additional Information. Unless specifically noted, the Fund's investment policies described in this Prospectus and in the Statement of Additional Information may be changed by the Trust's Board of Trustees without shareholder approval. The Fund's policies regarding lending, and the percentage of Fund assets that may be committed to borrowing, are fundamental policies and may not be changed without shareholder approval.

  If a percentage restriction on investment or utilization of assets in an investment policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of securities resulting from changing market values or a similar type of event will not be considered a violation of the Fund's investment policies or restrictions.

  The Fund is authorized to engage in Short Sales, although it currently has no intention of doing so, and may purchase American Depositary Receipts, American Depositary Shares, Global Depositary Receipts and European Depositary Receipts. See "Short Sales" and "Depositary Receipts," respectively, in the "Investment Objectives and Policies" section of the Statement of Additional Information.
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RISK FACTORS

  GENERAL. There is no assurance that the Fund will achieve its investment objectives. Investing in the Fund entails a substantial degree of risk, and an investment in the Fund should be considered speculative. Investors are strongly advised to consider carefully the special risks involved in investing in emerging markets, which are in addition to the usual risks of investing in developed markets around the world.

  The Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. Equity securities, particularly common stocks, generally represent the most junior position in an issuer's capital structure and entitle holders to an interest in the assets of an issuer, if any, remaining after all more senior claims have been satisfied. The value of equity securities held by the Fund will fluctuate in response to general market and economic developments, as well as developments affecting the particular issuers of such securities.

  In addition, the value of debt securities held by the Fund generally will fluctuate with the perceived creditworthiness of the issuers of such securities and interest rates.

  NON-DIVERSIFIED CLASSIFICATION. The Fund is classified under the 1940 Act as a "non-diversified" fund. As a result, the Fund will be able to invest in a smaller number of issuers than if it was classified under the 1940 Act as a "diversified" fund. To the extent that the Fund invests in a smaller number of issuers, the net asset value of its shares may fluctuate more widely and it may be subject to greater investment and credit risk with respect to its portfolio.

  FOREIGN INVESTING. Investing in foreign securities entails certain risks. The securities of non-U.S. issuers generally will not be registered with, nor the issuers thereof be subject to, the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. In addition, certain costs attributable to foreign investing, such as custody charges, are higher than those attributable to domestic investing. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. The Fund's net investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing that income.

  Investing in some foreign countries involves risks relating to potential political and economic instability within such countries and the risks of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation, the Fund could lose its entire investment in that market. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, currency depreciation, resource self-sufficiency and balance of payments positions. Investments in foreign government securities involve special risks, including the risk that the government issuers may be unable or unwilling to repay principal or interest when due.

  INVESTING IN EMERGING MARKETS. Emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries with emerging markets.

  Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

  In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

  The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the developed countries. The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company, such as the Fund, to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, when the Fund believes that circumstances dictate, it will promptly apply to the SEC for a determination that such an emergency exists. During the period commencing with the Fund's identification of such conditions until the date of any SEC action, the Fund's portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Trust's Board of Trustees.

  RISKS ASSOCIATED WITH DEBT SECURITIES. The value of the debt securities held by the Fund generally will vary inversely with market interest rates. If interest rates in a market fall, the Fund's debt securities issued by governments or companies in that market ordinarily will increase in value. If market interest rates increase, however, the debt securities owned by the Fund in that market will likely decrease in value.

  RISKS ASSOCIATED WITH BELOW INVESTMENT GRADE DEBT SECURITIES. The Fund may invest up to 50% of its total assets in debt securities rated below investment grade. Such investments involve a high degree of risk.

  Debt rated Baa by Moody's Investors Service, Inc. ("Moody's") is considered by Moody's to have speculative characteristics. Debt rated BB, B, CCC, CC or C by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), and debt rated Ba, B, Caa, Ca or C by Moody's is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such lower quality debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated C by Moody's or S&P is the lowest rated debt that is not in default as to principal or interest, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Lower quality debt securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. These foreign debt securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds."

  Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

  The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting it, such as its inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and may be subordinated to the claims of other creditors of the issuer.

  Lower quality debt securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from the Fund. In addition, the Fund may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio. The Fund may also acquire lower quality debt securities during an initial underwriting or that are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

  In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Fund may invest include (1) potential adverse publicity, (2) heightened sensitivity to general economic or political conditions and (3) the likely adverse impact of a major economic recession.

  The Fund may also incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

  ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in securities for which no readily available market exists, so-called "illiquid securities." Illiquid securities may be more difficult to value than liquid securities, and the sale of illiquid securities generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than the sale of liquid securities. Moreover, illiquid securities often sell at a price lower than similar securities that are liquid.

  CURRENCY RISK. Because the Fund may invest substantially in securities denominated in currencies other than the U.S. dollar, and since the Fund may hold foreign currencies, it will be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates will affect the net asset value of the Fund's shares and also may affect the value of dividends and interest earned by the Fund and gains and losses realized by it. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars.

  Many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund.

  Some countries also may have fixed currencies whose values against the U.S. dollar are not independently determined. In addition, there is a risk that certain countries may restrict the free conversion of their currencies into other currencies. Further, certain currencies may not be internationally traded.

  Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain are members of the European Economic and Monetary Union (the "EMU"). The EMU intends to establish a common European currency for participating countries which will be known as the "euro." It is anticipated that each participating country will supplement its existing currency with the euro on January 1, 1999, and will replace its existing currency with the euro on July 1, 2002. Any other European country that is a member of the European Union and satisfies the criteria for participation in the EMU may elect to participate in the EMU and may supplement its existing currency with the euro after January 1, 1999.

  The expected introduction of the euro presents unique risks and uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by January 1, 1999; how outstanding financial contracts will be treated after January 1, 1999; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement systems for the euro. These and other factors could cause market disruptions before or after the introduction of the euro and could adversely affect the value of securities held by the Fund.

  OPTIONS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS. The Fund is authorized to enter into options, futures and forward currency transactions. These transactions involve certain risks, which include: (1) dependence on the Sub-advisor's ability to predict movements in the prices of individual securities, fluctuations in the general securities markets and movements in interest rates and currency markets; (2) imperfect correlation, or even no correlation, between movements in the price of forward contracts, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; (3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time; (5) the possible loss of principal under certain conditions; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to set aside securities in connection with hedging transactions.

  LOAN PARTICIPATIONS AND ASSIGNMENTS. The Fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited, and the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Assignments or Participations when necessary to meet its liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

  SOVEREIGN DEBT. The Fund may invest in sovereign debt securities of emerging market governments, including Brady Bonds. Investments in such securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations and in turn the Fund's net asset value, to a greater extent than the volatility inherent in domestic fixed income securities.

  A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

  The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Fund's investments. Emerging markets are faced with social and political issues, and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country's domestic economy or balance of trade may affect its willingness to service its sovereign debt. Although the Sub-advisor intends to manage the Fund in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

  In recent years, some of the emerging market countries in which the Fund expects to invest have encountered difficulties in servicing their sovereign debt obligations. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations -- in particular, commercial bank loans -- typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of emerging market sovereign debt securities may be requested to participate in similar rescheduling of such debt. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Currently, Brazil, Mexico and Argentina are the largest debtors among developing countries. At times certain emerging market countries have declared moratoria on the payment of principal and interest on external debt; such a moratorium is currently in effect in certain emerging market countries. There is no bankruptcy proceeding by which a creditor may collect in whole or in part sovereign debt on which an emerging market government has defaulted.

  The ability of emerging market governments to make timely payments on their sovereign debt securities is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

  As noted above, sovereign debt obligations issued by emerging market governments generally are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such securities, with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody's. The Fund may have difficulty disposing of and valuing certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.
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MANAGEMENT

  The Trust's Board of Trustees has overall responsibility for the operation of the Fund. The Trust's Board of Trustees has approved all significant agreements between the Trust on the one side and persons or companies furnishing services to the Fund on the other, including the investment management and administration agreement with AIM, the investment sub-advisory and sub-administration agreement between AIM and the Sub-advisor, the agreements with AIM Distributors regarding distribution of the Fund's shares, the custody agreement and the transfer agency agreement. The day-to-day operations of the Fund are delegated to the officers of the Trust, subject always to the investment objectives and policies of the Fund and to the general supervision of the Trust's Board of Trustees. See "Board of Trustees and Executive Officers" in the Statement of Additional Information for information on the Trust's Trustees.

  INVESTMENT MANAGEMENT AND ADMINISTRATION. Services provided by AIM and the Sub-advisor as the Fund's investment managers and administrators include determining the composition of the Fund's portfolio and placing orders to buy, sell or hold particular securities; furnishing corporate officers and clerical staff; providing office space, services and equipment; and supervising all matters relating to the Fund's operation. For these services, the Fund pays AIM investment management and administration fees, computed daily and paid monthly, based on its average daily net assets, at the annualized rate of 0.975% on the first $500 million, 0.95% on the next $500 million, 0.925% on the next $500 million and 0.90% on amounts thereafter. Out of the aggregate fees payable by the Fund, AIM pays the Sub-advisor sub-advisory and sub-administration fees equal to 40% of the aggregate fees AIM receives from the Fund. The investment management and administration fees paid by the Fund are higher than those paid by most mutual funds. The Fund pays all expenses not assumed by AIM, the Sub-advisor, AIM Distributors or other agents. AIM has undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the annual rate of 2.00% and 2.50% of the average daily net assets of the Fund's Class A and Class B shares, respectively.

  AIM also serves as the Fund's pricing and accounting agent. For these services, AIM receives a fee based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Investment Portfolios, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets, and 0.02% of the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

  AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046, serves as the investment manager to the Fund pursuant to a master investment management and administrative services agreement (the "Advisory Agreement"). AIM was organized in 1976 and, together with its subsidiaries, manages or advises approximately 90 investment company portfolios encompassing a broad range of investment objectives. The Sub-advisor, 50 California Street, 27th Floor, San Francisco, California 94111, and 1166 Avenue of the Americas, New York, New York 10036, serves as the sub-advisor to the Fund pursuant to an investment sub-advisory and sub-administration agreement. Prior to May 29, 1998, the Sub-advisor was known as Chancellor LGT Asset Management, Inc. On May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of the Sub-advisor, consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included the Sub-advisor and certain other affiliates. As a result of this transaction, the Sub-advisor is now an indirect wholly owned subsidiary of AMVESCAP PLC. Prior to the sale, the Sub-advisor and its worldwide asset management affiliates provided investment management and/or administrative services to institutional, corporate and individual clients around the world since 1969.

  AIM and the Sub-advisor and their worldwide asset management affiliates provide investment management and/or administrative services to institutional, corporate and individual clients around the world. AIM and the Sub-advisor are both indirect wholly owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group that has a significant presence in the institutional and retail segment of the investment management industry in North America and Europe, and a growing presence in Asia.

  In addition to the investment resources of their Houston, San Francisco and New York offices, AIM and the Sub-advisor draw upon the expertise, personnel, data and systems of other offices in Atlanta, Boston, Dallas, Denver, Louisville, Miami, Portland (Oregon), Frankfurt, Hong Kong, London, Singapore, Sydney, Tokyo and Toronto. In managing the Fund, the Sub-advisor employs a team approach, taking advantage of its investment resources around the world.

  The investment professionals primarily responsible for the portfolio management of the Fund are as follows:

                         RESPONSIBILITIES FOR                   BUSINESS EXPERIENCE
     NAME/OFFICE            THE PORTFOLIO                         PAST FIVE YEARS
     -----------         --------------------                   -------------------
Francesco Bertoni       Portfolio Manager        Portfolio Manager for the Sub-advisor since June
London                  since 1998               1998. Investment Director of INVESCO Asset
                                                 Management Ltd. (London) ("INVESCO London"), an
                                                 affiliate of the Sub-advisor, since 1994.
                                                 Portfolio Manager for INVESCO London from 1990 to
                                                 1994.
Cheng-Hock Lau          Portfolio Manager        Chief Investment Officer for Global Fixed Income
New York                since 1997               and Portfolio Manager for the Sub-advisor since
                                                 October 1996. Senior Portfolio Manager for
                                                 Global/International Fixed Income for the
                                                 Sub-advisor from July 1995 to October 1996.
                                                 Employed by Chancellor Capital Management, Inc., a
                                                 predecessor of the Sub-advisor, from 1995 to
                                                 October 1996. Senior Vice President and Senior
                                                 Portfolio Manager for Fiduciary Trust Company
                                                 International from 1993 to 1995. Vice President at
                                                 Bankers Trust Company from 1991 to 1993.

  In placing securities orders for the Fund's portfolio transactions, the Sub-advisor seeks to obtain the best net results. Consistent with its obligation to obtain the best net results, the Sub-advisor may consider a broker/dealer's sale of shares of the AIM Funds as a factor in considering through whom portfolio transactions will be effected. Brokerage transactions may be executed through affiliates of AIM or the Sub-advisor. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs that the Fund will bear directly and could result in the realization of net capital gains which would be taxable when distributed to shareholders. See "Dividends, Distributions and Tax Matters."

  DISTRIBUTOR. The Trust has entered into a Master Distribution Agreement on behalf of Class A shares of the Fund, and has entered into a Master Distribution Agreement, on behalf of Class B shares of the Fund (individually referred to as a "Distribution Agreement" or collectively as the "Distribution Agreements.") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, to act as the distributor of Class A and Class B shares of the Fund. Certain Trustees and officers of the Trust are affiliated with AIM Distributors.

  The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Fund directly and through institutions with whom AIM Distributors has entered into selected dealer agreements. Under the Distribution Agreement for the Class B shares, AIM Distributors sells Class B shares of the Fund at net asset value subject to a contingent deferred sales charge established by AIM Distributors. AIM Distributors is authorized to advance to institutions through whom Class B shares are sold a sales commission under schedules established by AIM Distributors. The Distribution Agreement for the Class B shares provides that AIM Distributors (or its assignee or transferee) will receive 0.75% (of the total 1.00% payable under the distribution plan applicable to Class B shares) of the Fund's average daily net assets attributable to Class B shares attributable to the sales efforts of AIM Distributors and its predecessor. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset based sales charges in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors and its predecessor; provided, however, that a complete termination of the Class B shares master distribution plan (as defined in the plan) would terminate all payments by the Fund of asset based sales charges and service fees to AIM Distributors. Termination of the Class B shares distribution plan or Distribution Agreement does not affect the obligation of Class B shareholders to pay contingent deferred sales charges.

  DISTRIBUTION PLANS. Class A Plan. The Trust has adopted a Master Distribution Plan applicable to Class A shares of the Fund (the "Class A Plan") pursuant to Rule 12b-1 under the 1940 Act, to compensate AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A shares of the Fund.

  Under the Class A Plan, the Trust may compensate AIM Distributors an aggregate amount of 0.50% of the average daily net assets of Class A shares of the Fund on an annualized basis.

  The Class A Plan is designed to compensate AIM Distributors, on a quarterly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. Payments can also be directed by AIM Distributors to selected institutions who have entered into service agreements with respect to Class A shares of the Fund and who provide continuing personal services to their customers who own Class A shares of the Fund. The service fees payable to selected institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts which were purchased on or after a prescribed date set forth in the Plan.

  Of the aggregate amount payable under the Class A Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Fund, in amounts of up to 0.25% of the average net assets of the Fund attributable to the customers of such dealers or financial institutions are characterized as a service fee, and payments to dealers and other financial institutions in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge pursuant to the Class A Plan. The Class A Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Fund. The Class A Plan does not obligate the Fund to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Class A Plan on behalf of the Fund. Thus, under the Class A Plan, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Fund will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee. Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc.

  Class B Plan. The Trust has also adopted a master distribution plan applicable to Class B shares of the Fund (the "Class B Plan"). Under the Class B Plan, the Fund pays distribution expenses at an annual rate of 1.00% of the average daily net assets attributable to the Fund's Class B shares. Of such amount the Fund pays a service fee of 0.25% of the average daily net assets attributable to the Fund's Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee would constitute an asset-based sales charge. Amounts paid in accordance with the Class B Plan with respect to the Fund may be used to finance any activity primarily intended to result in the sale of Class B shares of the Fund.

  Both Plans. Activities that may be financed under the Class A Plan and the Class B Plan (collectively, the "Plans") include, but are not limited to: printing of prospectuses and statements of additional information and reports for other than existing shareholders, overhead, preparation and distribution of advertising material and sales literature, expense of organizing and conducting sales seminars, supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements, and the cost of administering the Plans. These amounts payable by the Fund under the Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of the Fund. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Trust will not be obligated to pay more than that fee, and if AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee. Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc.

  Each of the Plans may be terminated at any time by a vote of the majority of those Trustees who are not "interested persons" of the Trust or by a vote of the holders of the majority of the outstanding shares of the applicable class.

  Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Fund on an agency basis, may receive payments from the Fund pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent, for the Fund in making such payments. The Fund will obtain a representation from such financial institutions that they will either be licensed as dealers as required under applicable state law, or that they will not engage in activities which would constitute acting as a "dealer" as defined under applicable state law. Financial intermediaries and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one class over another.

  For additional information concerning the operation of the Plans see the Statement of Additional Information.
--------------------------------------------------------------------------------

ORGANIZATION OF THE TRUST

  The Trust was organized as a Delaware business trust on May 7, 1998. On September 8 , 1998, the Trust acquired the assets of and assumed the liabilities of AIM Investment Funds, Inc., a Maryland corporation. The Fund constitutes one of thirteen separate and distinct series portfolios of the Trust. From time to time, the Trust may establish other funds, each corresponding to a distinct investment portfolio and a distinct series of the Trust's shares of beneficial interest. Shares of each fund are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable. Shareholders have no preemptive rights. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights.

  On any matter submitted to a vote of shareholders, shares of the Fund will be voted by the Fund's shareholders individually when the matter affects the specific interest of the Fund only, such as approval of its investment management arrangements. In addition, shares of a particular class of the Fund may vote on matters affecting only that class. The shares of the Fund and the Trust's other series will be voted in the aggregate on other matters, such as the election of Trustees and ratification of the selection of the Trust's independent accountants.

  Normally there will be no annual meeting of shareholders in any year, except as required under the 1940 Act. Shares of the Fund and the Trust's other series do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. A Trustee may be removed at any meeting of the shareholders of the Trust by a vote of the shareholders owning at least two-thirds of the outstanding shares. Any Trustee may call a special meeting of shareholders for any purpose. Furthermore, Trustees shall promptly call a meeting of shareholders solely for the purpose of removing one or more Trustees when requested in writing to do so by shareholders holding 10% of the Trust's outstanding shares.

  Pursuant to the Trust's Agreement and Declaration of Trust, the Trust may issue an unlimited number of shares of the Fund. Each share of the Fund represents an interest in the Fund only, has a par value of $0.01 per share, represents an equal proportionate interest in the Fund with other shares of the Fund and is entitled to such dividends and distributions out of the income earned and gain realized on the assets belonging to the Fund as may be declared by the Board of Trustees. Each share of the Fund is equal in earnings, assets and voting privileges except that each class normally has exclusive voting rights with respect to its distribution plan and bears the expenses, if any, related to the distribution of its shares. Shares of the Fund, when issued, are fully paid and nonassessable.

  LEGAL COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800 acts as counsel to the Trust and the Fund.

     THE TOLL-FREE NUMBER FOR ACCESS TO ROUTINE ACCOUNT INFORMATION AND TO
                           SHAREHOLDER ASSISTANCE IS
             (800) 959-4246 (7:30 A.M. TO 6:00 P.M. CENTRAL TIME).
                                INVESTOR'S GUIDE
               TO THE AIM FAMILY OF FUNDS--Registered Trademark--
--------------------------------------------------------------------------------

INTRODUCTION TO THE AIM FAMILY OF FUNDS

  THE AIM FAMILY OF FUNDS consists of the following mutual funds:

            AIM ADVISOR FLEX FUND                         AIM GLOBAL INFRASTRUCTURE FUND
            AIM ADVISOR INTERNATIONAL VALUE FUND          AIM GLOBAL RESOURCES FUND
            AIM ADVISOR LARGE CAP VALUE FUND              AIM GLOBAL TELECOMMUNICATIONS FUND
            AIM ADVISOR MULTIFLEX FUND                    AIM GLOBAL TRENDS FUND
            AIM ADVISOR REAL ESTATE FUND                  AIM GLOBAL UTILITIES FUND
            AIM AGGRESSIVE GROWTH FUND                    AIM HIGH INCOME MUNICIPAL FUND
            AIM ASIAN GROWTH FUND                         AIM HIGH YIELD FUND
            AIM BALANCED FUND                             AIM INCOME FUND
            AIM BASIC VALUE FUND                          AIM INTERMEDIATE GOVERNMENT FUND
            AIM BLUE CHIP FUND                            AIM INTERNATIONAL EQUITY FUND
            AIM CAPITAL DEVELOPMENT FUND                  AIM INTERNATIONAL GROWTH FUND
            AIM CHARTER FUND                              AIM JAPAN GROWTH FUND
            AIM CONSTELLATION FUND                        AIM LATIN AMERICAN GROWTH FUND
            AIM DEVELOPING MARKETS FUND                   AIM LIMITED MATURITY TREASURY FUND
            AIM DOLLAR FUND(*)                            AIM MID CAP EQUITY FUND
            AIM EMERGING MARKETS FUND                     AIM MONEY MARKET FUND(*)
            AIM EMERGING MARKETS DEBT FUND                AIM MUNICIPAL BOND FUND
            AIM EUROPEAN DEVELOPMENT FUND                 AIM NEW PACIFIC GROWTH FUND
            AIM EUROPE GROWTH FUND                        AIM SELECT GROWTH FUND
            AIM GLOBAL AGGRESSIVE GROWTH FUND             AIM SMALL CAP GROWTH FUND
            AIM GLOBAL CONSUMER PRODUCTS AND              AIM SMALL CAP OPPORTUNITIES FUND
              SERVICES FUND                               AIM STRATEGIC INCOME FUND
            AIM GLOBAL FINANCIAL SERVICES FUND            AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
            AIM GLOBAL GOVERNMENT INCOME FUND             AIM TAX-EXEMPT CASH FUND(*)
            AIM GLOBAL GROWTH FUND                        AIM TAX-FREE INTERMEDIATE FUND
            AIM GLOBAL GROWTH & INCOME FUND               AIM VALUE FUND
            AIM GLOBAL HEALTH CARE FUND                   AIM WEINGARTEN FUND
            AIM GLOBAL INCOME FUND                        AIM WORLDWIDE GROWTH FUND

(*) Class A shares of AIM TAX-EXEMPT CASH FUND and AIM DOLLAR FUND and AIM Cash
    Reserve Shares of AIM MONEY MARKET FUND are offered to investors at net asset value, without payment of a sales charge, as described below. Other funds, including the Class A, Class B and Class C shares of AIM MONEY MARKET FUND, are sold with an initial sales charge or subject to a contingent deferred sales charge upon redemption, as described below.

  IT IS IMPORTANT FOR SHAREHOLDERS CONSIDERING AN EXCHANGE TO CAREFULLY REVIEW THE PROSPECTUS OF THE FUND WHOSE SHARES WILL BE ACQUIRED IN AN EXCHANGE. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SHARES OF ANY FUND OTHER THAN THE FUND(S) NAMED ON THE COVER PAGE OF THIS PROSPECTUS.
--------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

  HOW TO OPEN AN ACCOUNT. In order to purchase shares of any of The AIM Family of Funds ("AIM Funds"), an investor must submit a fully completed new Account Application form directly to A I M Fund Services, Inc. ("AFS" or the "Transfer Agent") or through any dealer authorized by A I M Distributors, Inc. ("AIM Distributors") to sell shares of the AIM Funds.

  Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will be subject to backup withholding. See the Account Application for applicable IRS penalties. The minimum initial investment is $500, except for accounts initially established through an Automatic Investment Plan, which requires a special authorization form (see "Special Plans") and for certain retirement accounts. The minimum initial investment for accounts established with an Automatic Investment Plan is $50. The minimum initial investment for an Individual Retirement Arrangement ("IRA") or Roth IRA is $250. There are no minimum initial investment requirements applicable to money-purchase/profit-sharing plans, 401(k) plans, Simplified Employee Pension ("SEP") accounts, Savings Incentive Match Plans for Employee IRA ("SIMPLE IRA") accounts, 403(b) plans or 457 (state deferred compensation) plans (except that the minimum initial investment for salary deferrals for such plans is $25 per fund investment), or for investment of dividends and distributions of any of the AIM Funds into any existing AIM

Funds account. Notwithstanding the foregoing, the minimum initial investment applicable to AIM Small Cap Opportunities Fund is $10,000.

  AFS' mailing address is:
                              A I M Fund Services, Inc.
                              P.O. Box 4739
                              Houston, TX 77210-4739

  For additional information or assistance, investors should call the Client Services Department of AFS at:

                               (800) 959-4246

  Shares of any AIM Funds not named on the cover of this Prospectus, as well as Advisor Class shares of certain AIM Funds, are offered pursuant to separate prospectuses. Copies of other prospectuses may be obtained by calling (800) 347-4246.

  INITIAL AND SUBSEQUENT PURCHASES BY WIRE: To insure prompt credit to his account, an investor or his dealer should call AFS' Client Services Department at (800) 959-4246 prior to sending a wire to receive a reference number for the wire. The following wire instructions should be used:

                   Beneficiary Bank ABA/Routing #:   113000609
                   Beneficiary Account Number:       00100366807
                   Beneficiary Account Name:         A I M Fund Services, Inc.
                   RFB:                              Fund name, Reference Number (16 character limit)
                   OBI:                              Shareholder Name, Shareholder Account Number
                                                     (70 character limit)

  HOW TO PURCHASE ADDITIONAL SHARES. Additional shares may be purchased directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. The minimum investment for subsequent purchases is $50. The minimum employee salary deferral investment for participants in money-purchase/profit sharing plans, 401(k), IRA/SEP, 403(b) or 457 plans is $25. Notwithstanding the foregoing, the minimum subsequent purchases of shares of AIM Small Cap Opportunities Fund is $1,000. There are no such minimum investment requirements for investment of dividends and distributions of any of the AIM Funds into any other existing AIM Funds account.

  BY MAIL: Investors must indicate their account number and the name of the Fund being purchased. The remittance slip from a confirmation statement should be used for this purpose, and sent to AFS.

  BY AIM BANK CONNECTION(SM): To purchase additional shares by electronic funds transfer, please contact the Client Services Department of AFS for details.

--------------------------------------------------------------------------------

TERMS AND CONDITIONS OF PURCHASE OF THE AIM FUNDS

  Shares of the AIM Funds, including Class A shares (the "Class A shares") of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, AIM ADVISOR REAL ESTATE FUND, AIM AGGRESSIVE GROWTH FUND, AIM ASIAN GROWTH FUND, AIM BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DEVELOPING MARKETS FUND, AIM DOLLAR FUND, AIM EMERGING MARKETS FUND, AIM EMERGING MARKETS DEBT FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM EUROPE GROWTH FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND, AIM GLOBAL FINANCIAL SERVICES FUND, AIM GLOBAL GOVERNMENT INCOME FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL GROWTH & INCOME FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL INCOME FUND, AIM GLOBAL INFRASTRUCTURE FUND, AIM GLOBAL RESOURCES FUND, AIM GLOBAL TELECOMMUNICATIONS FUND, AIM GLOBAL TRENDS FUND, AIM GLOBAL UTILITIES FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM INTERNATIONAL GROWTH FUND, AIM JAPAN GROWTH FUND, AIM LATIN AMERICAN GROWTH FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP EQUITY FUND, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM NEW PACIFIC GROWTH FUND, AIM SELECT GROWTH FUND, AIM SMALL CAP GROWTH FUND, AIM SMALL CAP OPPORTUNITIES FUND, AIM STRATEGIC INCOME FUND,AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM VALUE FUND, AIM WEINGARTEN FUND and AIM WORLDWIDE GROWTH FUND, collectively (other than AIM AGGRESSIVE GROWTH FUND, AIM LIMITED MATURITY TREASURY FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND and AIM TAX-FREE INTERMEDIATE FUND), the "Multiple Class Funds," may be purchased at their respective net asset value plus a sales charge as indicated below, except that Class A shares of AIM DOLLAR FUND and AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND are sold without a sales charge and Class B shares (the "Class B shares") and Class C shares (the "Class C shares") of the Multiple Class Funds which offer such classes are sold at net asset value subject to a contingent deferred sales charge payable upon certain redemptions. Class B shares of AIM DOLLAR FUND, however, may be acquired only by an exchange of shares of another AIM Fund. These contingent deferred sales charges are described under the caption "How to Redeem Shares -- Multiple Distribution System." Securities dealers and other persons entitled to receive compensation for selling or servicing shares of a Multiple Class Fund may receive different compensation for selling or servicing one particular class of shares over another class in the same Multiple Class Fund. Factors an investor should consider prior to purchasing Class A, Class B or Class C shares (or, if applicable, AIM Cash Reserve Shares) of a Multiple Class Fund are described below under "Special Information Relating to Multiple Class Funds." For information on purchasing any of the AIM Funds and to receive a prospectus, please call (800) 347-4246. As described below, the sales charge otherwise applicable to a purchase of shares of a fund may be reduced if certain conditions are met. In order to take advantage of a reduced sales charge, the prospective investor or his dealer must advise AIM Distributors that the conditions for obtaining a reduced sales charge have been met. Net asset value is determined in the manner described under the caption "Determination of Net Asset Value."

  The following Multiple Class Funds sometimes are referred to herein as the "AIM/GT Funds": AIM AMERICA VALUE FUND, AIM DEVELOPING MARKETS FUND, AIM DOLLAR FUND, AIM EMERGING MARKETS FUND, AIM EMERGING MARKETS DEBT FUND, AIM EUROPE GROWTH FUND, AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND, AIM GLOBAL FINANCIAL SERVICES FUND, AIM GLOBAL GOVERNMENT INCOME FUND, AIM GLOBAL GROWTH & INCOME FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL INFRASTRUCTURE FUND, AIM GLOBAL RESOURCES FUND, AIM GLOBAL TELECOMMUNICATIONS FUND, AIM GLOBAL TRENDS FUND, AIM INTERNATIONAL GROWTH FUND, AIM JAPAN GROWTH FUND, AIM LATIN AMERICAN GROWTH FUND, AIM MID CAP GROWTH FUND, AIM NEW PACIFIC GROWTH FUND, AIM SMALL CAP EQUITY FUND, AIM STRATEGIC INCOME FUND and AIM WORLDWIDE GROWTH FUND.

  The following tables show the sales charge and dealer concession at various investment levels for the AIM Funds.

SALES CHARGES AND DEALER CONCESSIONS

  GROUP I. Certain AIM Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds include Class A shares of each of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, AIM AGGRESSIVE GROWTH FUND, AIM BASIC VALUE FUND, AIM ASIAN GROWTH FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM EUROPE GROWTH FUND, AIM GLOBAL UTILITIES FUND, AIM GLOBAL GROWTH & INCOME FUND, AIM INTERNATIONAL EQUITY FUND, AIM INTERNATIONAL GROWTH FUND, AIM JAPAN GROWTH FUND, AIM MID CAP EQUITY FUND, AIM MONEY MARKET FUND, AIM NEW PACIFIC GROWTH FUND, AIM SELECT GROWTH FUND, AIM SMALL CAP GROWTH FUND, AIM SMALL CAP OPPORTUNITIES FUND, AIM VALUE FUND, AIM WEINGARTEN FUND and AIM WORLDWIDE GROWTH FUND.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
      SINGLE TRANSACTION(1)                          PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
             Less than $   25,000                    5.50%          5.82%        4.75%
 $ 25,000 but less than $   50,000                   5.25           5.54         4.50
 $ 50,000 but less than $ 100,000                    4.75           4.99         4.00
 $100,000 but less than $ 250,000                    3.75           3.90         3.00
 $250,000 but less than $ 500,000                    3.00           3.09         2.50
 $500,000 but less than $1,000,000                   2.00           2.04         1.60

---------------

(1) AIM Small Cap Opportunities Fund will not accept any single purchase in excess of $250,000.

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions. See "All Groups of AIM Funds." PURCHASES OF $1,000,000 OR MORE ARE AT NET ASSET VALUE, SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1% IF SHARES ARE REDEEMED PRIOR TO 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED, AS DESCRIBED UNDER THE CAPTION "HOW TO REDEEM SHARES -- CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES."

  GROUP II. Certain AIM Funds are currently sold with a sales charge ranging from 4.75% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds are: the Class A shares of each of AIM ADVISOR REAL ESTATE FUND, AIM BALANCED FUND, AIM DEVELOPING MARKETS FUND, AIM EMERGING MARKETS FUND, AIM EMERGING MARKETS DEBT FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND, AIM GLOBAL FINANCIAL SERVICES FUND, AIM GLOBAL GOVERNMENT INCOME FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL INCOME FUND, AIM GLOBAL INFRASTRUCTURE FUND, AIM GLOBAL RESOURCES FUND, AIM GLOBAL TELECOMMUNICATIONS FUND, AIM GLOBAL TRENDS FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM LATIN AMERICAN GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM STRATEGIC INCOME FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
             Less than $   50,000                    4.75%          4.99%        4.00%
 $ 50,000 but less than $ 100,000                    4.00           4.17         3.25
 $100,000 but less than $ 250,000                    3.75           3.90         3.00
 $250,000 but less than $ 500,000                    2.50           2.56         2.00
 $500,000 but less than $1,000,000                   2.00           2.04         1.60

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions. See "All Groups of AIM Funds." PURCHASES OF $1,000,000 OR MORE ARE AT NET ASSET VALUE, SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1% IF SHARES ARE REDEEMED PRIOR TO 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED, AS DESCRIBED UNDER THE CAPTION "HOW TO REDEEM SHARES -- CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES."

  GROUP III. Certain AIM Funds are currently sold with a sales charge ranging from 1.00% to 0.50% of the offering price on purchases of less than $1,000,000. These AIM Funds are the Class A shares of each of AIM LIMITED MATURITY TREASURY FUND and AIM TAX-FREE INTERMEDIATE FUND.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
Less than $ 100,000                                  1.00%          1.01%        0.75%
 $100,000 but less than $ 250,000                    0.75           0.76         0.50
 $250,000 but less than $1,000,000                   0.50           0.50         0.40

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions.

  ALL GROUPS OF AIM FUNDS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

  In addition to amounts paid to dealers as a dealer concession out of the initial sales charge paid by investors, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the AIM Funds during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

  AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million of more of Class A shares (or shares which normally involve payment of initial sales charges), which are sold at net asset value and are subject to a contingent deferred sales charge, for all AIM Funds other than Class A shares of each of AIM LIMITED MATURITY TREASURY FUND and AIM TAX-FREE INTERMEDIATE FUND as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases. See "Contingent Deferred Sales Charge Program for Large Purchases." AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), and which are sold at net asset value and are not subject to a contingent deferred sales charge, in an amount up to 0.10% of such purchases of Class A shares of AIM LIMITED MATURITY TREASURY FUND, and in an amount up to 0.25% of such purchases of Class A shares of AIM TAX-FREE INTERMEDIATE FUND.

  AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs.

  AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These commissions on Class C shares are not paid on sales to investors exempt from the CDSC, including Class C shareholders of record on April 30, 1995 who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

  TIMING OF PURCHASE ORDERS. Orders for the purchase of shares of an AIM Fund (other than AIM MONEY MARKET FUND, as described below) received prior to the close of regular trading on the New York Stock Exchange ("NYSE"), which is generally 4:00 p.m. Eastern Time (and which is hereinafter referred to as "NYSE Close"), on any business day of an AIM Fund will be confirmed at the price next determined. Orders received after NYSE Close will be confirmed at the price determined on the next business day of the AIM Fund. Certain financial institutions (or their designees) may be authorized to accept purchase orders on behalf of the AIM Funds. Orders received by authorized institutions (or their designees) before NYSE Close will be deemed to have been received by an AIM Fund on such day and will be effected that day, provided that such orders are transmitted to the Transfer Agent prior to the time set for receipt of such orders. It is the responsibility of the dealer/financial institution to ensure that all orders are transmitted on a timely basis to the Transfer Agent. Any loss resulting from the dealer/financial institution's failure to submit an order within the prescribed time frame will be borne by that dealer/financial institution. Please see "How to Purchase Shares -- Purchases by Wire" for information on obtaining a reference number for wire orders, which will facilitate the handling of such orders and ensure prompt credit to an investor's account. A "business day" of an AIM Fund is any day on which the NYSE is open for business. It is expected that the NYSE will be closed during the next twelve months on Saturdays and Sundays and on the days on which New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day are observed by the NYSE.

  An investor who uses a check to purchase shares will be credited with the full number of shares purchased at the time of receipt of the purchase order, as previously described. However, in the event of a redemption or exchange of such shares, the investor may be required to wait up to ten business days before the redemption proceeds are sent. This delay is necessary in order to ensure that the check has cleared. If the check does not clear, or if any investment order must be cancelled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

  SPECIAL INFORMATION RELATING TO MULTIPLE CLASS FUNDS. The Multiple Class Funds currently offer two or more classes of shares through separate distribution systems (the "Multiple Distribution System"). Although each class of shares of a particular Multiple Class Fund represents an interest in the same portfolio of investments, each class is subject to a different distribution structure and, as a result, differing expenses. This Multiple Distribution System allows investors to select the class that is best suited to the investor's needs and objectives. In considering the options afforded by the Multiple Distribution System, investors should consider both the applicable initial sales charge or contingent deferred sales charge, as well as the ongoing expenses borne by each class of shares and other relevant factors, such as whether his or her investment goals are long-term or short-term.

     CLASS A SHARES generally are sold subject to the initial sales charges described above and are subject to the other fees and expenses described herein. Class A shares of AIM MONEY MARKET FUND are designed to meet the needs of an investor who wishes to establish a dollar cost averaging program, pursuant to which Class A shares an investor owns may be exchanged at net asset value for Class A shares of another Multiple Class Fund or shares of another AIM Fund which is not a Multiple Class Fund, subject to the terms and conditions described under the caption "Exchange
     Privilege -- Terms and Conditions of Exchanges."

     CLASS B SHARES are sold without an initial sales charge. Thus, the entire purchase price of Class B shares is immediately invested in Class B shares. Class B shares are subject, however, to Rule 12b-1 Plan payments of 1.00% per annum on the average daily net assets of a Multiple Class Fund attributable to Class B shares. See the discussion under the caption "Management -- Distribution Plans." In addition, Class B shares redeemed within six years from the date such shares were purchased are subject to a contingent deferred sales charge ranging from 5% for redemptions made within the first year to 1% for redemptions made within the sixth year. No contingent deferred sales charge will be imposed if Class B shares are redeemed after six years from the date such shares were purchased. Redemptions of Class B shares and associated charges are further described under the caption "How to Redeem Shares -- Multiple Distribution System."

     Class B shares will automatically convert into Class A shares of the same Multiple Class Fund (together with a pro rata portion of all Class B shares acquired through the reinvestment of dividends and other distributions) eight years from the end of the calendar month in which the purchase of Class B shares was made. Class B shares of AIM GLOBAL TRENDS FUND that were outstanding on May 29, 1998 and which are continuously held by the shareholder, automatically convert to Class A shares of AIM GLOBAL TRENDS FUND seven years from the end of the calendar month in which the purchase of such Class B shares was made. If a shareholder exchanges Class B shares of AIM GLOBAL TRENDS FUND that were outstanding on, and continuously held since, May 29, 1998 for Class B shares of any other AIM Fund, such Class B shares will be subject to the eight year conversion feature applicable to Class B shares of all other AIM Funds. Following such conversion of their Class B shares, investors will be relieved of the higher Rule 12b-1 Plan payments associated with Class B shares. See "Management -- Distribution Plans."

     AIM Cash Reserve Shares of AIM MONEY MARKET FUND are sold without an initial sales charge and are not subject to a contingent deferred sales charge; however, they are subject to the other fees and expenses described in the prospectus for AIM MONEY MARKET FUND.

  TIMING OF PURCHASE, EXCHANGE AND REDEMPTION ORDERS (AIM MONEY MARKET FUND
ONLY). Orders for purchases, exchanges and redemptions of shares of AIM MONEY MARKET FUND received prior to 12:00 noon Eastern Time or NYSE Close on any business day of the Fund will be confirmed at the price next determined. Net asset value is normally determined at 12:00 noon Eastern Time and NYSE Close on each business day of AIM MONEY MARKET FUND.

  SPECIAL INFORMATION RELATING TO AIM MONEY MARKET FUND, AIM TAX-EXEMPT CASH FUND and AIM DOLLAR FUND (THE "MONEY MARKET FUNDS"). Because each Money Market Fund uses the amortized cost method of valuing the securities it holds and rounds its per share net asset value to the nearest whole cent, it is anticipated that the net asset value of the shares of such funds will remain constant at $1.00 per share. However, there is no assurance that each Money Market Fund can maintain a $1.00 net asset value per share. In order to earn dividends with respect to AIM MONEY MARKET FUND on the same day that a purchase is made, purchase payments in the form of federal funds must be received by the Transfer Agent before 12:00 noon Eastern Time on that day. Purchases made by payments in any other form, or payments in the form of federal funds received after such time but prior to NYSE Close, will begin to earn dividends on the next business day following the date of purchase. The Money Market Funds generally will not issue share certificates but will record investor holdings in noncertificate form and regularly advise the shareholder of his ownership position.

  SHARE CERTIFICATES. Share certificates for all AIM Funds will be issued upon written request by a shareholder to AIM Distributors or the Transfer Agent. Otherwise, such shares will be held on the shareholder's behalf by the applicable AIM Fund(s) and be recorded on the books of such fund(s). See "Exchange Privilege -- Exchanges by Telephone" and "How to Redeem
Shares -- Redemptions by Telephone" for restrictions applicable to shares issued in certificate form. Please note that certificates will not be issued for shares held in prototype retirement plans.

  MINIMUM ACCOUNT BALANCE. If (1) an account opened in a fund has been in effect for at least one year and the shareholder has not made an additional purchase in that account within the preceding six calendar months and (2) the value of such account drops below $500 for three consecutive months as a result of redemptions or exchanges, the fund has the right to redeem the account, after giving the shareholder 60 days' prior written notice, unless the shareholder makes additional investments within the notice period to bring the account value up to $500. If a fund determines that a shareholder has provided incorrect information in opening an account with a fund or in the course of conducting subsequent transactions with the fund related to such account, the fund may, in its discretion, redeem the account and distribute the proceeds of such redemption to the shareholder.

REDUCTIONS IN INITIAL SALES CHARGES

  Reductions in the initial sales charges shown in the sales charge tables (quantity discounts) apply to purchases of Class A shares of the AIM Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined. Purchases of Class A shares of AIM TAX-EXEMPT CASH FUND and AIM DOLLAR FUND, AIM Cash Reserve Shares of AIM MONEY MARKET FUND and Class B and Class C shares of the Multiple Class Funds will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

  The term "purchaser" means:

  - an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, Roth IRA, a single-participant money-purchase/profit-sharing plan or an individual participant in a 403(b) plan (unless such 403(b) plan qualifies as the purchaser as defined below);

  - a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), provided that:

        a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the funds will not accept contributions submitted with respect to individual participants);

        b. each transmittal must be accompanied by a single check or wire transfer; and

        c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

  - a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the
    Code) and 457 plans, although more than one beneficiary or participant is involved;

  - a Simplified Employee Pension ("SEP"), Salary Reduction and other Elective Simplified Employee Pension account ("SARSEP"), or Savings Incentive Match Plans for Employees IRA ("SIMPLE IRA") where the employer has notified AIM Distributors in writing that all of its related employee SEP, SARSEP or SIMPLE IRA accounts should be linked;

  - any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company; or

  - the discretionary advised accounts of A I M Advisors, Inc. ("AIM") or A I M Capital Management, Inc. ("AIM Capital").

  Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge provided herein.

  (1) LETTERS OF INTENT. A purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992. The LOI confirms such purchaser's intention as to the total investment to be made in shares of the AIM Funds (except for (i) Class A shares of AIM DOLLAR FUND, AIM TAX-EXEMPT CASH FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he understands and agrees to the terms of the LOI and is bound by the provisions described below.

  Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gain distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, a purchaser may revise his intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the investor will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase with the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

  To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

  If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he must give written notice to AIM Distributors. If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

  Any investor who purchased shares of the AIM/GT Funds pursuant to a LOI entered into prior to June 1, 1998 may continue to make such purchases under the terms of such LOI. See "How to Purchase and Redeem Shares" in the Statement of Additional Information.

  (2) RIGHTS OF ACCUMULATION. A "purchaser," as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in shares of any of the AIM Funds (except for (i) Class A shares of AIM DOLLAR FUND, AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) at the time of the proposed purchase. Rights of accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds (except for (i) Class A shares of AIM DOLLAR FUND, AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) owned by such purchaser, calculated at their then current public offering price. If a purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish AFS with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

  PURCHASES AT NET ASSET VALUE. Purchases of shares of any of the AIM Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and other distributions from a fund (see "Dividends, Distributions and Tax Matters"); (b) exchanges of shares of certain other funds (see "Exchange Privilege"); (c) use of the reinstatement privilege (see "How to Redeem Shares"); or (d) a merger, consolidation or acquisition of assets of a fund.

  Shareholders of record of Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND on September 8, 1986, and shareholders of record of Class A shares of AIM CHARTER FUND on November 17, 1986, may purchase additional Class A shares of the particular AIM Fund(s) whose shares they owned on such date, at net asset value (without payment of a sales charge) for as long as they continuously own Class A shares of such AIM Fund(s) having a market value of at least $500. In addition, discretionary advised clients of any investment advisors whose clients held Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND on September 8, 1986, or who held Class A shares of AIM CHARTER FUND on November 17, 1986, and have held such Class A shares at all times subsequent to such date, may purchase Class A shares of the applicable AIM Fund(s) at the net asset value of such shares.

  The following persons may purchase Class A shares of the AIM Funds through AIM Distributors without payment of an initial sales charge: (a) A I M Management Group Inc. ("AIM Management") and its affiliated companies; (b) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, of AIM Management or its affiliates or of certain mutual funds which are advised or managed by AIM; or any trust established exclusively for the benefit of such persons; (c) any employee benefit plan established for employees of AIM Management or its affiliates; (d) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, or of CIGNA Corporation or of any of its affiliated companies, or of First Data Investor Services Group (formerly The Shareholder Services Group, Inc.); (e) any investment company sponsored by CIGNA Investments, Inc. or any of its affiliated companies for the benefit of its directors' deferred compensation plans; (f) discretionary advised clients of AIM or AIM Capital; (g) registered representatives and employees of dealers who have entered into agreements with AIM Distributors (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the AIM Funds) and any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, provided that purchases at net asset value are permitted by the policies of such person's employer; (h) certain broker-dealers, investment advisers or bank trust departments that provide asset allocation, similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such services; (i) any employee or any member of the immediate family (including spouse, children, parents and parents of spouse) of any employee, of Triformis Inc.; (j) shareholders of the AIM/GT Funds as of April 30, 1987 who since that date continually have owned shares of one or more of the AIM/GT Funds; and (k) certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the AIM/GT Funds since that time.

  In addition, shares of any AIM Fund (except AIM Small Cap Opportunities Fund) may be purchased at net asset value, without payment of a sales charge, by pension, profit-sharing or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the

Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. Such plans will qualify for purchases at net asset value provided that
(1) the total amount invested in the plan is at least $1,000,000, (2) the sponsor signs a $1,000,000 LOI, (3) such shares are purchased by an employer-sponsored plan with at least 100 eligible employees, or (4) all of the plan's transactions are executed through a single financial institution or service organization who has entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such accounts.
Section 403(b) plans sponsored by public educational institutions will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees. Participants in such plans will be eligible for reduced sales charges based solely on the aggregate value of their individual investments in the applicable AIM Fund. PLEASE NOTE THAT TAX-EXEMPT FUNDS ARE NOT APPROPRIATE INVESTMENTS FOR SUCH PLANS. AIM Distributors may pay investment dealers or other financial service firms for share purchases of the Load Funds (as defined under the caption "Exchange Privilege") sold at net asset value to an employee benefit plan in accordance with this paragraph as follows:
1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases and up to 0.10% of the net asset value of any Class A shares of AIM LIMITED MATURITY TREASURY FUND sold at net asset value to an employee benefit plan in accordance with this paragraph.

  Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND may be deposited at net asset value, without payment of a sales charge, in G/SET series unit investment trusts, whose portfolios consist exclusively of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and stripped United States Treasury issued notes or bonds bearing no current interest ("Treasury Obligations"). Class A shares of such funds may also be purchased at net asset value by other unit investment trusts approved by the Board of Directors of AIM Equity Funds, Inc. Unit holders of such trusts may elect to invest cash distributions from such trusts in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, including: (a) distributions of any dividend income or other income received by such trusts; (b) distributions of any net capital gains received in respect of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and proceeds of the sales of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND used to redeem units of such trusts; and (c) proceeds from the maturity of the Treasury Obligations at the termination dates of such trusts. Prior to the termination dates of such trusts, a unit holder may invest the proceeds from the redemption or repurchase of his units in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, provided: (a) that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is effected within 30 days of such redemption or repurchase; and (b) that the unit holder or his dealer provides AIM Distributors with a letter which: (i) identifies the name, address and telephone number of the dealer who sold to the unit holder the units to be redeemed or repurchased; and (ii) states that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is being funded exclusively by the proceeds from the redemption or repurchase of units of such trusts.

  FOR ANY FUND NAMED ON THE COVER PAGE OF THIS PROSPECTUS, AIM DISTRIBUTORS AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME (1) TO WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS; (2) TO REJECT ANY PURCHASE OR EXCHANGE ORDER OR TO CANCEL ANY PURCHASE DUE TO NONPAYMENT OF THE PURCHASE PRICE; (3) TO INCREASE, WAIVE OR LOWER THE MINIMUM INVESTMENT REQUIREMENTS; OR (4) TO MODIFY ANY OF THE TERMS OR CONDITIONS OF PURCHASE OF SHARES OF SUCH FUND. For any fund named on the cover page, AIM Distributors and its agents will use their best efforts to provide notice of any such actions through correspondence with broker-dealers and existing shareholders, supplements to the AIM Funds' prospectuses, or other appropriate means, and will provide sixty (60) days' notice in the case of termination or material modification to the exchange privilege discussed under the caption "Exchange Privilege."

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SPECIAL PLANS

  Except as noted below, each AIM Fund provides the special plans described below for the convenience of its shareholders. Once established, there is no obligation to continue to invest through a plan, and a shareholder may terminate a plan at any time.

  Special plan applications and further information, including details of any fees which are charged to a shareholder investing through a plan, may be obtained by written request, directed to AFS at the address provided under "How to Purchase Shares," or by calling the Client Services Department of AFS at
(800) 959-4246. IT IS RECOMMENDED THAT A SHAREHOLDER CONSIDERING ANY OF THE PLANS DESCRIBED HEREIN CONSULT A TAX ADVISOR BEFORE COMMENCING PARTICIPATION IN SUCH A PLAN.

  SYSTEMATIC WITHDRAWAL PLAN. Under a Systematic Withdrawal Plan, a shareholder who owns shares which are not subject to a contingent deferred sales charge, can arrange for monthly, quarterly or annual amounts (but not less than $50) to be drawn against the balance of his account in the designated AIM Fund. Shareholders who own shares subject to a contingent deferred sales charge, can only arrange for monthly or quarterly withdrawals under a Systematic Withdrawal Plan. Payment of this amount can be made on any day of the month the shareholder specifies, except the thirtieth or thirty-first day of each month in which a payment is to be made. A minimum account balance of $5,000 is required to establish a Systematic Withdrawal Plan, but there is no requirement thereafter to maintain any minimum investment. With respect to shares subject to a contingent deferred sales charge (all classes) no contingent deferred sales charge will be imposed on withdrawals made under a Systematic Withdrawal Plan, provided that the amounts withdrawn under such a plan do not exceed on an annual basis 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan. Systematic Withdrawal Plans with respect to shares subject to a contingent deferred sales charge that exceed on an annual basis 12% of such account will be subject to a contingent deferred sales charge on the amounts exceeding 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan.

  Under a Systematic Withdrawal Plan, all shares are to be held by the Transfer Agent and all dividends and distributions are reinvested to shares of the applicable AIM Fund by the Transfer Agent. To provide funds for payments made under the Systematic Withdrawal Plan, the Transfer Agent redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

  Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B or Class C shares of the Multiple Class Funds, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND), it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.

  The Systematic Withdrawal Plan may be terminated at any time upon 10 days' prior notice to AFS. Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan. Each AIM Fund reserves the right to initiate a fee for each withdrawal (not to exceed its cost), but there is no present intent to do so.

  AUTOMATIC INVESTMENT PLAN. Shareholders who wish to make regular systematic investments may establish an Automatic Investment Plan. Under this plan withdrawal is made on the shareholder's bank account in the amount specified by the shareholder (minimum $50 per investment, per account) and on a day or date(s) specified by the shareholder. The proceeds are invested in shares of the designated AIM Fund at the applicable offering price determined on the date of the withdrawal. An Automatic Investment Plan may be discontinued upon 10 days' prior notice to the Transfer Agent or AIM Distributors.

  AUTOMATIC DIVIDEND INVESTMENT PLAN. Shareholders may elect to have all dividends and distributions declared by an AIM Fund paid in cash or invested at net asset value, without payment of an initial sales charge, either in shares of the same AIM Fund or invested in shares of another AIM Fund. For each of the Multiple Class Funds, dividends and distributions attributable to Class A shares may be reinvested in Class A shares of the same fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund; dividends and distributions attributable to Class B shares may be reinvested in Class B shares of the same fund or in Class B shares of another Multiple Class Fund; dividends and distributions attributable to Class C shares may be reinvested in Class C shares of the same fund or in Class C shares of another Multiple Class Fund; and dividends and distributions attributable to AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be reinvested in additional shares of such fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund. See "Dividends, Distributions and Tax Matters -- Dividends and Distributions" for a description of payment dates for these options. In order to qualify to have dividends and distributions of one AIM Fund invested in shares of another AIM Fund, the following conditions must be satisfied: (a) the shareholder must have an account balance in the dividend paying fund of at least $5,000; (b) the account must be held in the name of the shareholder (i.e., the account may not be held in nominee name); and (c) the shareholder must have requested and completed an authorization relating to the reinvestment of dividends into another AIM Fund. An authorization may be given on the account application or on an authorization form available from AIM Distributors. An AIM Fund will waive the $5,000 minimum account value requirement if the shareholder has an account in the fund selected to receive the dividends and distributions with a value of at least $500.

  DOLLAR COST AVERAGING. Shareholders may elect to have a specified amount automatically exchanged, either monthly or quarterly (on or about the 10th or 25th day of the applicable month), from one of their accounts into one or more AIM Funds, subject to the terms and conditions described under the caption "Exchange Privilege -- Terms and Conditions of Exchanges." The account from which exchanges are to be made must have a value of at least $5,000 when a shareholder elects to begin this program, and the exchange minimum is $50 per transaction. All of the accounts that are part of this program must have identical registrations. The net asset value of shares purchased under this program may vary, and may be more or less advantageous than if shares were not exchanged automatically. There is no charge for entering the Dollar Cost Averaging program. Sale charges may apply, as described under the caption "Exchange Privilege."

  PROTOTYPE RETIREMENT PLANS. The AIM Funds (except for AIM HIGH INCOME MUNICIPAL FUND, AIM MUNICIPAL BOND FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TAX-EXEMPT CASH FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT) have made the following prototype retirement plans available to corporations, individuals and employees of non-profit organizations and public schools: combination money-purchase/profit-sharing plans; 403(b) plans; IRA plans; Roth IRA plans; SARSEP plans; SEP plans; and SIMPLE IRA plans (collectively, "retirement accounts"). Information concerning these plans, including the custodian's fees and the forms necessary to adopt such plans, can be obtained by calling or writing the AIM Funds or AIM Distributors. Shares of the AIM Funds are also available for investment through existing 401(k) plans (for both individuals and employers) adopted under the Code. The plan custodian currently imposes an annual $10 maintenance fee with respect to each retirement account for which it serves as the custodian. This fee is generally charged in December. Each AIM Fund and/or the custodian reserve the right to change this maintenance fee and to initiate an establishment fee (not to exceed its cost).

  PORTFOLIO REBALANCING PROGRAM. The Portfolio Rebalancing Program ("Program") permits eligible shareholders with a minimum account balance of $5,000 to establish and maintain an allocation across a range of AIM Funds. The Program automatically rebalances holdings of AIM Funds to the established allocation on a periodic basis. Under the Program, a shareholder may predesig-nate, on a percentage basis, how the total value of his or her holdings in a minimum of two, and a maximum of ten, AIM Funds ("Personal Portfolio") is to be rebalanced on a quarterly, semiannual, or annual basis.

  Rebalancing under the Program will be effected through the exchange of shares of one or more AIM Funds in the shareholder's Personal Portfolio for shares of the same class(es) of one or more other AIM Funds in the shareholder's Personal Portfolio. See "Exchange Privilege." If shares of the AIM Fund(s) in a shareholder's Personal Portfolio have appreciated during a rebalancing period, the Program will result in shares of AIM Fund(s) that have appreciated most during the period being exchanged for shares of AIM Fund(s) that have appreciated least. SUCH EXCHANGES ARE NOT TAX-FREE AND MAY RESULT IN A SHAREHOLDER'S REALIZING A GAIN OR LOSS, AS THE CASE MAY BE, FOR FEDERAL INCOME TAX PURPOSES. See "Dividends, Distributions and Tax Matters -- Dividends and Distributions." Participation in the Program does not assure that a shareholder will profit from purchases under the Program nor does it prevent or lessen losses in a declining market.

  The Program will automatically rebalance the shareholder's Personal Portfolio on the 28th day of the last month of the period chosen (or the immediately preceding business day if the 28th is not a business day), subject to any limitations below. The Program will not execute an exchange if the variance in a shareholder's Personal Portfolio for a particular AIM Fund would be 2% or less. In predesignating percentages, shareholders must use whole percentages and totals must equal 100%. Shareholders participating in the Program may not request issuance of physical certificates representing an AIM Fund's shares. The AIM Funds and AIM Distributors reserve the right to modify, suspend, or terminate the Program at any time on sixty (60) days' prior written notice to shareholders. A request to participate in the Program must be received in good order at least five business days prior to the next rebalancing date. Once a shareholder establishes the Program for his or her Personal Portfolio, a shareholder cannot cancel or change which rebalancing frequency, which AIM Funds or what allocation percentages are assigned to the Program, unless canceled or changed in writing and received by the Transfer Agent in good order at least five business days prior to the rebalancing date. Shareholders participating in the Program may also participate in the Right of Accumulation, LOI, and Automatic Investment Plan. Certain dealers/financial institutions may charge a fee for establishing accounts relating to the Program. Investors should contact their dealers/financial institutions or AIM Distributors for more information.

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EXCHANGE PRIVILEGE

  TERMS AND CONDITIONS OF EXCHANGES. Shareholders of the AIM Funds may participate in an exchange privilege as described below. The exchange privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. AIM Distributors acts as distributor for the AIM Funds which represent a range of different investment objectives and policies. As set forth under the caption "Terms and Conditions of Purchase of the AIM
Funds -- Sales Charges and Dealer Concessions," shares of certain of the AIM Funds, including the Class A shares of the Multiple Class Funds, listed below and referred to herein as the "Load Funds," are sold at a public offering price that includes a maximum sales charge of 5.50% or 4.75% of the public offering price of such shares; Class A shares (or shares which normally involve the payment of initial sales charges) of certain of the AIM Funds, listed below and referred to herein as the "Lower Load Funds," are sold at a public offering price that includes a maximum sales charge of 1.00% of the public offering price of such shares; and Class A shares or shares of certain other funds, listed below and referred to herein as the "No Load Funds," are sold at net asset value, without payment of a sales charge.

                                LOAD FUNDS:                                  LOWER LOAD FUNDS:
                                -----------                                  -----------------
   AIM ADVISOR FLEX FUND --            AIM GLOBAL INCOME                       AIM LIMITED MATURITY TREASURY FUND
     CLASS A                             FUND -- CLASS A                         -- CLASS A
   AIM ADVISOR INTERNATIONAL           AIM GLOBAL INFRASTRUCTURE               AIM TAX-FREE INTERMEDIATE FUND
     VALUE FUND -- CLASS A               FUND -- CLASS A                         -- CLASS A
   AIM ADVISOR LARGE CAP               AIM GLOBAL RESOURCES                  NO LOAD FUNDS:
     VALUE FUND -- CLASS A               FUND -- CLASS A                     --------------
   AIM ADVISOR MULTIFLEX               AIM GLOBAL TELECOMMUNICATIONS           AIM MONEY MARKET FUND
     FUND -- CLASS A                     FUND -- CLASS A                         -- AIM CASH RESERVE SHARES
   AIM ADVISOR REAL ESTATE             AIM GLOBAL TRENDS                       AIM TAX-EXEMPT CASH FUND -- CLASS A
     FUND -- CLASS A                     FUND -- CLASS A                       AIM DOLLAR FUND -- CLASS A
   AIM AGGRESSIVE GROWTH               AIM GLOBAL UTILITIES
     FUND -- CLASS A                     FUND -- CLASS A
   AIM ASIAN GROWTH                    AIM HIGH INCOME MUNICIPAL
     FUND -- CLASS A                     FUND -- CLASS A
   AIM BALANCED FUND -- CLASS A        AIM HIGH YIELD FUND -- CLASS A
   AIM BASIC VALUE                     AIM INCOME FUND -- CLASS A
     FUND -- CLASS A                   AIM INTERMEDIATE GOVERNMENT
   AIM BLUE CHIP FUND -- CLASS A         FUND -- CLASS A
   AIM CAPITAL DEVELOPMENT             AIM INTERNATIONAL EQUITY
     FUND -- CLASS A                     FUND -- CLASS A
   AIM CHARTER FUND -- CLASS A         AIM INTERNATIONAL GROWTH
   AIM CONSTELLATION                     FUND -- CLASS A
     FUND -- CLASS A                   AIM JAPAN GROWTH FUND -- CLASS A
   AIM DEVELOPING MARKETS              AIM LATIN AMERICAN GROWTH
     FUND -- CLASS A                     FUND -- CLASS A
   AIM EMERGING MARKETS                AIM MID CAP EQUITY
     FUND -- CLASS A                     FUND -- CLASS A
   AIM EMERGING MARKETS DEBT           AIM MONEY MARKET
     FUND -- CLASS A                     FUND -- CLASS A
   AIM EUROPE GROWTH                   AIM MUNICIPAL BOND
     FUND -- CLASS A                     FUND -- CLASS A
   AIM EUROPEAN DEVELOPMENT            AIM NEW PACIFIC GROWTH
     FUND -- CLASS A                     FUND -- CLASS A
   AIM GLOBAL AGGRESSIVE GROWTH        AIM SELECT GROWTH FUND -- CLASS A
     FUND -- CLASS A                   AIM SMALL CAP GROWTH
   AIM GLOBAL CONSUMER PRODUCTS          FUND -- CLASS A
     AND SERVICES FUND -- CLASS A      AIM SMALL CAP OPPORTUNITIES
   AIM GLOBAL FINANCIAL SERVICES         FUND -- CLASS A
     FUND -- CLASS A                   AIM STRATEGIC INCOME
   AIM GLOBAL GOVERNMENT INCOME          FUND -- CLASS A
     FUND -- CLASS A                   AIM TAX-EXEMPT BOND FUND
   AIM GLOBAL GROWTH                     OF CONNECTICUT -- CLASS A
     FUND -- CLASS A                   AIM VALUE FUND -- CLASS A
   AIM GLOBAL GROWTH &                 AIM WEINGARTEN FUND -- CLASS A
     INCOME FUND -- CLASS A            AIM WORLDWIDE GROWTH
   AIM GLOBAL HEALTH CARE                FUND -- CLASS A
     FUND -- CLASS A

  Shares of any AIM Fund may be exchanged for shares of any other AIM Fund on the terms described on the chart below, except that (i) Load Fund share purchases of $1,000,000 or more which are subject to a contingent deferred sales charge may not be exchanged for Lower Load Funds or for AIM TAX-EXEMPT CASH FUND (AND CLASS A SHARES OF AIM DOLLAR FUND); (II) LOWER LOAD FUND SHARE PURCHASES OF $1,000,000 OR MORE AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND, AIM TAX-EXEMPT CASH FUND AND AIM DOLLAR FUND PURCHASES MAY BE EXCHANGED FOR LOAD FUND SHARES IN AMOUNTS OF $1,000,000 OR MORE WHICH WILL THEN BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE; HOWEVER, FOR PURPOSES OF CALCULATING THE CONTINGENT DEFERRED SALES CHARGES ON THE LOAD FUND SHARES ACQUIRED, THE 18-MONTH PERIOD SHALL BE COMPUTED FROM THE DATE OF SUCH EXCHANGE; (iii) Class A shares may be exchanged for Class A shares; (iv) Class B shares may be exchanged only for Class B shares; (v) Class C shares may only be exchanged for Class C shares; and (vi) AIM Cash Reserve Shares of AIM MONEY MARKET FUND may not be exchanged for Class A, Class B or Class C shares of AIM MONEY MARKET FUND. Class C shares of AIM Small Cap Opportunities Fund are currently not available.

  DEPENDING UPON THE FUND FROM WHICH AND INTO WHICH AN EXCHANGE IS BEING MADE, SHARES BEING ACQUIRED IN AN EXCHANGE MAY BE ACQUIRED AT THEIR OFFERING PRICE OR AT THEIR NET ASSET VALUE (WITHOUT PAYMENT OF A SALES CHARGE) AS SET FORTH IN THE TABLE BELOW FOR SHARES INITIALLY PURCHASED PRIOR TO MAY 1, 1994:

                                                                                                      MULTIPLE CLASS FUNDS:
                                                            LOWER LOAD              NO LOAD       ------------------------------
      FROM:                 TO: LOAD FUNDS                     FUNDS                 FUNDS           CLASS B         CLASS C
      -----                 --------------                  ----------              -------          -------         -------
Load Funds.......  Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable

Lower Load Funds.. Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
No Load Funds....  Offering Price if No Load shares   Net Asset Value if No    Net Asset Value    Not Applicable  Not Applicable
                   were directly purchased. Net       Load shares were
                   Asset Value if No Load shares      acquired upon exchange
                   were acquired upon exchange of     of shares of any Load
                   shares of any Load Fund or any     Fund or any Lower Load
                   Lower Load Fund.                   Fund; otherwise,
                                                      Offering Price.
Multiple Class
  Funds:
  Class B........  Not Applicable                     Not Applicable           Not Applicable     Net Asset Value Not Applicable

  FOR SHARES INITIALLY PURCHASED ON OR AFTER MAY 1, 1994, THE FOREGOING TABLE IS REVISED AS FOLLOWS:
Load Funds.......  Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
Lower Load Funds.. Net Asset Value if shares were     Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
                   acquired upon exchange of any
                   Load Fund. Otherwise, difference
                   in sales charge will apply.
No Load Funds....  Offering Price if No Load shares   Net Asset Value if No    Net Asset Value    Not Applicable  Not Applicable
                   were directly purchased. Net       Load shares were
                   Asset Value if No Load shares      acquired upon exchange
                   were acquired upon exchange of     of shares of any Load
                   shares of any Load Fund.           Fund or any Lower Load
                   Difference in sales charge will    Fund; otherwise,
                   apply if No Load shares were       Offering Price.
                   acquired upon exchange of Lower
                   Load Fund shares.
Multiple Class
  Funds:
  Class B........  Not Applicable                     Not Applicable           Not Applicable     Net Asset Value Not Applicable
  Class C........  Not Applicable                     Not Applicable           Not Applicable     Not Applicable  Net Asset Value

  An exchange is permitted only in the following circumstances: (a) if the funds offer more than one class of shares, the exchange must be between the same class of shares (e.g., Class A, Class B and Class C shares of a Multiple Class Fund cannot be exchanged for each other) except that AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be exchanged for Class A shares of another Multiple Class Fund; (b) the dollar amount of the exchange must be at least equal to the minimum investment applicable to the shares of the fund acquired through such exchange; (c) the shares of the fund acquired through exchange must be qualified for sale in the state in which the shareholder resides; (d) the exchange must be made between accounts having identical registrations and addresses; (e) the full amount of the purchase price for the shares being exchanged must have already been received by the fund; (f) the account from which shares have been exchanged must be coded as having a certified taxpayer identification number on file or, in the alternative, an appropriate IRS Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status) must have been received by the fund; (g) newly acquired shares (through either an initial or subsequent investment) are held in an account for at least ten busi-ness days, and all other shares are held in an account for at least one day, prior to the exchange; and (h) certificates representing shares must be returned before shares can be exchanged. There is no fee for exchanges among the AIM Funds.

  THE CURRENT PROSPECTUS OF EACH OF THE AIM FUNDS AND CURRENT INFORMATION CONCERNING THE OPERATION OF THE EXCHANGE PRIVILEGE ARE AVAILABLE THROUGH AIM DISTRIBUTORS OR THROUGH ANY DEALER WHO HAS EXECUTED AN APPLICABLE AGREEMENT WITH AIM DISTRIBUTORS. BEFORE EXCHANGING SHARES, INVESTORS SHOULD REVIEW THE PROSPECTUSES OF THE FUNDS WHOSE SHARES WILL BE ACQUIRED THROUGH EXCHANGE. EXCHANGES OF SHARES ARE CONSIDERED TO BE SALES FOR FEDERAL AND STATE INCOME TAX PURPOSES AND MAY RESULT IN A TAXABLE GAIN OR LOSS TO A SHAREHOLDER.

  THE EXCHANGE PRIVILEGE IS NOT AN OPTION OR RIGHT TO PURCHASE SHARES BUT IS PERMITTED UNDER THE RESPECTIVE POLICIES OF THE PARTICIPATING FUNDS, AND MAY BE MODIFIED OR DISCONTINUED BY ANY OF SUCH FUNDS OR BY AIM DISTRIBUTORS AT ANY TIME, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, WITHOUT NOTICE.

  Shares of any AIM Fund (other than AIM MONEY MARKET FUND) to be exchanged are redeemed at their net asset value as determined at NYSE Close on the day that an exchange request in proper form (described below) is received. Exchange requests received after NYSE Close will result in the redemption of shares at their net asset value at NYSE Close on the next business day. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase, Exchange and Redemption Orders (AIM MONEY MARKET FUND only)" for information regarding the timing of exchange orders for AIM MONEY MARKET FUND. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends (See "Dividends, Distributions and Tax Matters -- Dividends and Distributions," below), and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange. Shares purchased by check may not be exchanged until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."

  In the event of unusual market conditions, AIM Distributors reserves the right to reject any exchange request, if, in the judgment of AIM Distributors, the number of requests or the total value of the shares that are the subject of the exchange places a material burden on a fund. For example, the number of exchanges by investment managers making market timing exchanges may be limited.

  EXCHANGES BY MAIL. Investors exchanging their shares by mail should send a written request to AFS. The request should contain the account registration and account number, the dollar amount or number of shares to be exchanged, and the names of the funds from which and into which the exchange is to be made. The request should comply with all of the requirements for redemption by mail, except those required for redemption of IRAs. See "How to Redeem Shares."

  EXCHANGES BY TELEPHONE. Shareholders or their agents may request an exchange by telephone. If a shareholder does not wish to allow telephone exchanges by any person in his account, he should decline that option on the account application. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the Transfer Agent as long as such request is received prior to NYSE Close. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone exchange request that they reasonably believe to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

  EXCHANGES OF CLASS B AND CLASS C SHARES. A contingent deferred sales charge will not be imposed in connection with exchanges among Class B or Class C shares. For purposes of determining a shareholder's holding period of Class B or Class C shares in the calculation of the applicable contingent deferred sales charge, the period of time during which Class B or Class C shares were held prior to an exchange will be added to the holding period of the applicable Class B or Class C shares acquired in an exchange.

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HOW TO REDEEM SHARES

  Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer/financial institution who has entered into an agreement with AIM Distributors. In addition to the obligation of the fund(s) named on the cover page to redeem shares, AIM Distributors also repurchases shares. Although a contingent deferred sales charge may be applicable to certain redemptions as described below, there is no redemption fee imposed when shares are redeemed or repurchased; however, dealers may charge service fees for handling repurchase transactions.

  MULTIPLE DISTRIBUTION SYSTEM. Class B Shares. Class B shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less the applicable contingent deferred sales charge shown in the table below. No deferred sales charge will be imposed (i) on redemptions of Class B shares following six years from the date such shares were purchased, (ii) on Class B shares acquired through reinvestments of dividends and distributions attributable to Class B shares or (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class B shares.

                           YEARS                             CONTINGENT DEFERRED
                           SINCE                               SALES CHARGE AS
                         PURCHASE                            % OF DOLLAR AMOUNT
                           MADE                               SUBJECT TO CHARGE
                         --------                            -------------------
First......................................................      5%
Second.....................................................      4%
Third......................................................      3%
Fourth.....................................................      3%
Fifth......................................................      2%
Sixth......................................................      1%
Seventh and Following......................................     None

  In determining whether a contingent deferred sales charge is applicable, it will be assumed that a redemption is made first, of any shares held in the shareholder's account that are not subject to such charge; second, of shares derived from reinvestment of dividends and other distributions; third, of shares held for more than six years from the date such shares were purchased; and fourth, of shares held less than six years from the date such shares were purchased. The applicable sales charge will be applied against the lesser of the current market value of shares redeemed or their original cost.

  Class B shares that are acquired during a tender offer by AIM Floating Rate Fund ("Floating Rate Fund") pursuant to an exchange will be subject, in lieu of the contingent deferred sales charge described above, to a contingent deferred sales charge equivalent to the early withdrawal charge on the shares of the Floating Rate Fund. For purposes of computing such early withdrawal charge, the holding period of Class B shares being redeemed will include the holding period of the Floating Rate Fund shares prior to exchange.

  Class C Shares. Class C shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less a 1% contingent deferred sales charge. No deferred sales charge will be imposed
(i) on redemptions of Class C shares following one year from the date such shares were purchased; (ii) on Class C shares acquired through reinvestment of dividends and distributions attributable to Class C shares; (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class C shares; (iv) on redemptions of additional purchases of shares of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, and AIM ADVISOR REAL ESTATE FUND, by shareholders of record on April 30, 1995 of these funds (shareholders whose broker/dealers maintain a single omnibus account with the Transfer Agent on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995 from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996).

  Waivers. Contingent deferred sales charges on Class B and Class C shares will be waived on redemptions (1) following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust (provided AIM Distributors is notified of such death or post-purchase disability at the time of the redemption request and is provided with satisfactory evidence of such death or post-purchase disability), (2) in connection with certain distributions from IRAs, custodial accounts maintained pursuant to Code Section 403(b), deferred compensation plans qualified under Code Section 457 and plans qualified under Code Section 401 (collectively, "Retirement Plans"), (3) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class B or Class C shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan, (4) effected pursuant to the right of a Multiple Class Fund to liquidate a shareholder's account if the aggregate net asset value of shares held in the account is less than the designated minimum account size described in the prospectus of such Multiple Class Fund, (5) effected by AIM of its investment in Class B or Class C shares and (6) of Class C shares where such investor's dealer of record, due to the nature of the investor's account, notifies AIM Distributors prior to the time of investment that the dealer waives the payment otherwise payable to the dealer described in the last paragraph under the caption "Terms and Conditions of Purchase of the AIM Funds -- All Groups of AIM Funds."

  Waiver category (1) above applies only to redemptions of Class B or Class C shares held at the time of death or initial determination of post-purchase disability.

  Waiver category (2) above applies only to redemptions resulting from:

          (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions which does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund;

          (ii) in-kind transfers of assets where the participant or beneficiary notifies AIM Distributors of such transfer no later than the time such transfer occurs;

          (iii) tax-free rollovers or transfers of assets to another Retirement Plan invested in Class B or Class C shares of one or more Multiple Class Funds;

          (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and

          (v) distributions upon the death or disability (as defined in the Code) of the participant or beneficiary.

  CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES. Except for purchases of Class B and Class C shares of a Multiple Class Fund and purchases of shares of the No Load Funds and Lower Load Funds, A CONTINGENT DEFERRED SALES CHARGE OF 1% APPLIES TO PURCHASES OF $1,000,000 OR MORE THAT ARE REDEEMED WITHIN 18 MONTHS OF THE DATE OF PURCHASE. For a description of the AIM Funds participating in the program, see "Terms and Conditions of Purchase of the AIM Funds -- Sales Charges and Dealer Concessions." This charge will be 1% of the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gains distributions) or the total original cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of any such charge, shares not subject to the contingent deferred sales charge are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 18 months of the date the shares were originally purchased. For purposes of computing this 18-MONTH PERIOD, (i) shares of any Load Fund or AIM Cash Reserve shares of AIM MONEY MARKET FUND or Class A shares of AIM DOLLAR FUND which were acquired through an exchange of shares which previously were subject to the 1% contingent deferred sales charge will be credited with the period of time such exchanged shares were held, and (ii) shares of any Load Fund which are subject to the 1% contingent deferred sales charge and which were acquired through an exchange of shares of a Lower Load or a No Load Fund which previously were not subject to the 1% contingent deferred sales charge will not be credited with the period of time such exchanged shares were held. The charge will be waived in the following circumstances: (l) redemptions of shares by employee benefit plans ("Plans") qualified under Sections 401 or 457 of the Code, or Plans created under Section 403(b) of the Code and sponsored by nonprofit organizations as defined under Section 501(c)(3) of the Code, where shares are being redeemed in connection with employee terminations or withdrawals, and (a) the total amount invested in a Plan is at least $1,000,000, (b) the sponsor of a Plan signs a letter of intent to invest at least $1,000,000 in one or more of the AIM Funds, or (c) the shares being redeemed were purchased by an employer-sponsored Plan with at least 100 eligible employees; provided, however, that Plans created under Section 403(b) of the Code which are sponsored by public educational institutions shall qualify under
(a), (b) or (c) above on the basis of the value of each Plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the Plan or on the number of eligible employees; (2) redemptions of shares following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust; (3) redemptions of shares purchased at net asset value by private foundations or endowment funds where the initial amount invested was at least $1,000,000; (4) redemptions of shares purchased by an investor in amounts of $1,000,000 or more where such investor's dealer of record, due to the nature of the investor's account, notifies AIM Distributors prior to the time of investment that the dealer waives the payments otherwise payable to the dealer as described in the third paragraph under the caption "Terms and Conditions of Purchase of the AIM Funds -- All Groups of AIM Funds;" and (5) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class A shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan.

  Shareholders who purchased $500,000 or more of Class A shares of the AIM/GT Funds prior to June 1, 1998 are entitled to certain waivers of the contingent deferred sales charge on those shares as described in the Statement of Additional Information under "How to Purchase and Redeem Shares."

  REDEMPTIONS BY MAIL. Redemption requests must be in writing and sent to the Transfer Agent. Upon receipt of a redemption request in proper form, payment will be made as soon as practicable, but in any event will normally be made within seven days after receipt. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."

  Requests for redemption must include: (a) original signatures of each registered owner exactly as the shares are registered; (b) the Fund and the account number of shares to be redeemed; (c) share certificates, either properly endorsed or accompanied by a duly executed stock power, for the shares to be redeemed if such certificates have been issued and the shares are not in the custody of the Transfer Agent; (d) signature guarantees, as described below; and
(e) any additional documents that may be required for redemption by corporations, partnership, trusts or other entities. The burden is on the shareholder to inquire as to whether any additional documentation is required. Any request not in proper form may be rejected and in such case must be renewed in writing.

  In addition to these requirements, shareholders who have invested in a fund to establish as IRA, should include the following information along with a written request for either partial or full liquidation of fund shares; (a) a statement as to whether or not the shareholder has attained age 59 1/2, and (b) a statement as to whether or not the shareholder elects to have federal income tax withheld from the proceeds of the liquidation.

  REDEMPTIONS BY TELEPHONE. Shareholders may request a redemption by telephone. If a shareholder does not wish to allow telephone redemptions by any person in this account, he should decline that option on the account application. The telephone redemption feature can be used only if: (a) the redemption proceeds are to be mailed to the address of record or transferred electronically or wired to the pre-authorized bank account; (b) there has been no change of address of record on the account within the preceding 30 days; (c) the shares to be redeemed are not in certificate form; (d) the person requesting the redemption can provide proper identification information, and (e) the proceeds of the redemption do not exceed $50,000. Accounts in AIM Distributors' prototype retirement plans (such as IRA and IRA/SEP) or 403(b) plans are not eligible for the telephone redemption option. AIM Distributors has made arrangements with certain dealers and investment advisors to accept telephone instructions for the redemption of shares. AIM Distributors reserves the right to impose conditions on these dealers and investment advisors, including the condition that they enter into agreements (which contain additional conditions with respect to the redemption of shares) with AIM Distributors. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth in the appropriate form if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's taxpayer identification number and current address, and mailings of confirmations promptly after the transaction.

  EXPEDITED REDEMPTIONS (AIM Cash Reserve shares of AIM MONEY MARKET FUND
ONLY). If a redemption order is received prior to 11:30 a.m. Eastern Time, the redemption will be effective on that day and AIM MONEY MARKET FUND will endeavor to transmit payment on that same business day. If the redemption order is received after 11:30 a.m. and prior to NYSE Close, the redemption will be made at the next determined net asset value and payment will generally be transmitted on the next business day.

  REDEMPTIONS BY CHECK (AIM TAX-EXEMPT CASH FUND, AIM Cash Reserve Shares of AIM MONEY MARKET FUND and Class A shares of AIM DOLLAR FUND). After completing the appropriate authorization form, shareholders may use checks to effect redemptions from AIM TAX-EXEMPT CASH FUND, AIM Cash Reserve Shares of AIM MONEY MARKET FUND and Class A shares of AIM DOLLAR FUND. This privilege does not apply to retirement accounts or qualified plans. Checks may be drawn in any amount of $250 or more. Checks drawn against insufficient shares in the account, against shares held less than ten business days, or in amounts of less than the applicable minimum will be returned to the payee. The payee of the check may cash or deposit it in the same way as an ordinary bank check. When a check is presented on the Transfer Agent for payment, the Transfer Agent will cause a sufficient number of shares of such fund to be redeemed to cover the amount of the check. Shareholders are entitled to dividends on the shares redeemed through the day on which the check is presented to the Transfer Agent for payment.

  TIMING AND PRICING OF REDEMPTION ORDERS. Shares of the various AIM Funds (other than AIM MONEY MARKET FUND) are redeemed at their net asset value next computed after a request for redemption in proper form (including signature guarantees and other required documentation for written redemptions) is received by the Transfer Agent or certain financial institutions (or their designees) who are authorized to accept redemption orders on behalf of the AIM Funds, provided that such orders are transmitted to the Transfer Agent prior to the time set for receipt of such orders, except that shares that are subject to a contingent deferred sales charge, may be subject to the imposition of deferred sales charges that will be deducted from the redemption proceeds. See "Multiple Distribution System" and "Contingent Deferred Sales Charge Program for Large Purchases." Orders for the redemption of shares received in proper form prior to NYSE Close on any business day of an AIM Fund will be confirmed at the price determined as of the close of that day. Orders received after NYSE Close will be confirmed at the price determined on the next business day of an AIM Fund. Redemptions of shares of AIM MONEY MARKET FUND received prior to 12:00 noon or NYSE Close on any business day of the Fund will be confirmed at the price next determined. It is the responsibility of the dealer/financial institution to ensure that all orders are transmitted on a timely basis. Any resulting loss from the dealer/financial institution's failure to submit a request for redemption within the prescribed time frame will be borne by that dealer/financial institution. Telephone redemption requests must be made by NYSE Close on any business day of an AIM Fund and will be confirmed at the price determined as of the close of that day. No AIM Fund will accept requests which specify a particular date for redemption or which specify any special conditions.

  Payment of the proceeds of redeemed shares is normally made within seven days following the redemption date. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders." A charge for special handling (such as wiring of funds or expedited delivery services) may be made by the Transfer Agent. The right of redemption may not be suspended or the date of payment upon redemption postponed except under unusual circumstances such as when trading on the NYSE is restricted or suspended. Payment of the proceeds of redemptions relating to shares for which checks sent in payment have not yet cleared will be delayed until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received.

  SIGNATURE GUARANTEES. A signature guarantee is designed to protect the investor, the AIM Funds, AIM Distributors, and their agents by verifying the signature of each investor seeking to redeem, transfer, or exchange shares of an AIM Fund. Examples of when signature guarantees are required are: (1) redemptions by mail in excess of $50,000; (2) redemptions by mail if the proceeds are to be paid to someone other than the name(s) in which the account is registered; (3) written redemptions requesting proceeds to be sent to other than the bank of record for the account; (4) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 30 days; (5) requests to transfer the registration of shares to another owner, (6) telephone exchange and telephone redemption authorization forms; (7) changes in previously designated wiring or electronic funds transfer instructions, and (8) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $50,000 or the proceeds are to be sent to the address of record. These requirements may be waived or modified upon notice to shareholders.

  Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term in defined in rules adopted by the Securities and Exchange Commission (the "SEC"), and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

  REINSTATEMENT PRIVILEGE (CLASS A SHARES ONLY). Within ninety (90) days of a redemption, a shareholder may invest all or part of the redemption proceeds in Class A shares of any AIM Fund at the net asset value next computed after receipt by the Transfer Agent of the funds to be reinvested; provided, however, if the redemption was made from Class A shares of either AIM LIMITED MATURITY TREASURY FUND or AIM TAX-FREE INTERMEDIATE FUND, the reinvested proceeds will be subject to the difference in sales charge between the shares redeemed and the shares the proceeds are reinvested in. The shareholder must ask the Transfer Agent for such privilege at the time of reinvestment. A realized gain on the redemption is taxable, and reinvestment will not alter the taxes due on any capital gains, except under the circumstances described below. If there has been a loss on the redemption and shares of the same fund are repurchased, all of the loss may not be tax deductible, depending on the timing and amount reinvested. Under the Code, if the redemption proceeds of fund shares on which a sales charge was paid are reinvested in shares of the same fund, or exchanged for shares of another AIM Fund, at a reduced sales charge within 90 days of the payment of the sales charge, the shareholder's basis in the fund shares redeemed may not include the amount of the sales charge paid, thereby reducing the loss or increasing the gain recognized from the redemption; however, the shareholder's basis in the fund shares purchased will include the sales charge. Each AIM Fund may amend, suspend or cease offering the privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This privilege may only be exercised once each year by a shareholder with respect to each AIM Fund.

  Shareholders who are assessed a contingent deferred sales charge in connection with the redemption of Class A shares and who subsequently reinvest a portion or all of the value of the redeemed shares in Class A shares of any AIM Fund within ninety (90) days after such redemption may do so at net asset value if such privilege is claimed at the time of reinvestment. Such reinvested proceeds will not be subject to either a front-end sales charge at the time of reinvestment or an additional contingent deferred sales charge upon subsequent redemption. In order to exercise this reinvestment privilege, the shareholder must notify the Transfer Agent of his or her intent to do so at the time of reinvestment. This reinvestment privilege does not apply to Class B or Class C shares.

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DETERMINATION OF NET ASSET VALUE

  The net asset value per share (or share price) of each AIM Fund is determined as of 4:00 p.m. Eastern Time (12:00 noon Eastern Time and NYSE Close with respect to AIM MONEY MARKET FUND) on each "business day" of a fund as previously defined. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of an AIM Fund's share will be determined as of the close of the NYSE on such day. For purposes of defining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE. The net asset value per share is calculated by subtracting a class' liabilities from its assets and dividing the result by the total number of class shares outstanding. The determination of net asset value per share is made in accordance with generally accepted accounting principles. Among other items, liabilities include accrued expenses and dividends payable, and total assets include portfolio securities valued at their market value, as well as income accrued but not yet received. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the fund's officers and in accordance with methods which are specifically authorized by its governing Board of Directors or Trustees. Short-term obligations with maturities of 60 days or less, and the securities held by the Money Market Funds, are valued at amortized cost as reflecting fair value. AIM HIGH INCOME MUNICIPAL FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT and AIM TAX-FREE INTERMEDIATE FUND value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of an AIM Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which the values of the securities are determined and the close of the NYSE which will not be reflected in the computation of an AIM Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the applicable AIM Fund. Securities listed primarily on foreign exchanges may trade on days when the NYSE is closed (such as a Saturday). As a result, the net asset value of a fund may be significantly affected by such trading on days when shareholders cannot purchase or redeem shares of that fund.

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DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

  Each AIM Fund generally pays dividends and distributions as set forth below:

                                                                                DISTRIBUTIONS    DISTRIBUTIONS
                                                                                   OF NET           OF NET
                                                    DIVIDENDS FROM                REALIZED         REALIZED
                                                    NET INVESTMENT               SHORT-TERM        LONG-TERM
                   FUND                                 INCOME                  CAPITAL GAINS    CAPITAL GAINS
                   ----                             --------------              -------------    -------------
AIM ADVISOR FLEX FUND.....................  declared and paid quarterly       quarterly          annually
AIM ADVISOR INTERNATIONAL VALUE FUND......  declared and paid annually        annually           annually
AIM ADVISOR LARGE CAP VALUE FUND..........  declared and paid quarterly       quarterly          annually
AIM ADVISOR MULTIFLEX FUND................  declared and paid quarterly       quarterly          annually
AIM ADVISOR REAL ESTATE FUND..............  declared and paid quarterly       quarterly          annually
AIM AGGRESSIVE GROWTH FUND................  declared and paid annually        annually           annually
AIM ASIAN GROWTH FUND.....................  declared and paid annually        annually           annually
AIM BALANCED FUND.........................  declared and paid quarterly       annually           annually
AIM BASIC VALUE FUND......................  declared and paid annually        annually           annually
AIM BLUE CHIP FUND........................  declared and paid annually        annually           annually
AIM CAPITAL DEVELOPMENT FUND..............  declared and paid annually        annually           annually
AIM CHARTER FUND..........................  declared and paid quarterly       annually           annually
AIM CONSTELLATION FUND....................  declared and paid annually        annually           annually
AIM DEVELOPING MARKETS FUND...............  declared and paid annually        annually           annually
AIM DOLLAR FUND...........................  declared daily; paid monthly      annually           annually
AIM EMERGING MARKETS FUND.................  declared and paid annually        annually           annually
AIM EMERGING MARKETS DEBT FUND............  declared and paid monthly         annually           annually
AIM EUROPE GROWTH FUND....................  declared and paid annually        annually           annually
AIM EUROPEAN DEVELOPMENT FUND.............  declared and paid annually        annually           annually
AIM GLOBAL AGGRESSIVE GROWTH FUND.........  declared and paid annually        annually           annually
AIM GLOBAL CONSUMER PRODUCTS AND SERVICES
  FUND....................................  declared and paid annually        annually           annually
AIM GLOBAL FINANCIAL SERVICES FUND........  declared and paid annually        annually           annually

                                                                                DISTRIBUTIONS    DISTRIBUTIONS
                                                                                   OF NET           OF NET
                                                    DIVIDENDS FROM                REALIZED         REALIZED
                                                    NET INVESTMENT               SHORT-TERM        LONG-TERM
                   FUND                                 INCOME                  CAPITAL GAINS    CAPITAL GAINS
                   ----                             --------------              -------------    -------------
AIM GLOBAL GOVERNMENT INCOME FUND.........  declared and paid monthly         annually           annually
AIM GLOBAL GROWTH FUND....................  declared and paid annually        annually           annually
AIM GLOBAL GROWTH & INCOME FUND...........  declared and paid quarterly       annually           annually
AIM GLOBAL HEALTH CARE FUND...............  declared and paid annually        annually           annually
AIM GLOBAL INCOME FUND....................  declared daily; paid monthly      annually           annually
AIM GLOBAL INFRASTRUCTURE FUND............  declared and paid annually        annually           annually
AIM GLOBAL RESOURCES FUND.................  declared and paid annually        annually           annually
AIM GLOBAL TELECOMMUNICATIONS FUND........  declared and paid annually        annually           annually
AIM GLOBAL TRENDS FUND....................  declared and paid annually        annually           annually
AIM GLOBAL UTILITIES FUND.................  declared daily; paid monthly      annually           annually
AIM HIGH INCOME MUNICIPAL FUND............  declared daily; paid monthly      annually           annually
AIM HIGH YIELD FUND.......................  declared daily; paid monthly      annually           annually
AIM INCOME FUND...........................  declared daily; paid monthly      annually           annually
AIM INTERMEDIATE GOVERNMENT FUND..........  declared daily; paid monthly      annually           annually
AIM INTERNATIONAL EQUITY FUND.............  declared and paid annually        annually           annually
AIM INTERNATIONAL GROWTH FUND.............  declared and paid annually        annually           annually
AIM JAPAN GROWTH FUND.....................  declared and paid annually        annually           annually
AIM LATIN AMERICAN GROWTH FUND............  declared and paid annually        annually           annually
AIM LIMITED MATURITY TREASURY FUND........  declared daily; paid monthly      annually           annually
AIM MID CAP EQUITY FUND...................  declared and paid annually        annually           annually
AIM MONEY MARKET FUND.....................  declared daily; paid monthly      at least annually  annually
AIM MUNICIPAL BOND FUND...................  declared daily; paid monthly      annually           annually
AIM NEW PACIFIC GROWTH FUND...............  declared and paid annually        annually           annually
AIM SELECT GROWTH FUND....................  declared and paid annually        annually           annually
AIM SMALL CAP GROWTH FUND.................  declared and paid annually        annually           annually
AIM SMALL CAP OPPORTUNITIES FUND..........  declared and paid annually        annually           annually
AIM STRATEGIC INCOME FUND.................  declared and paid monthly         annually           annually
AIM TAX-EXEMPT BOND FUND OF CONNECTICUT...  declared daily; paid monthly      annually           annually
AIM TAX-EXEMPT CASH FUND..................  declared daily; paid monthly      at least annually  annually
AIM TAX-FREE INTERMEDIATE FUND............  declared daily; paid monthly      annually           annually
AIM VALUE FUND............................  declared and paid annually        annually           annually
AIM WEINGARTEN FUND.......................  declared and paid annually        annually           annually
AIM WORLDWIDE GROWTH FUND.................  declared and paid annually        annually           annually

  In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods. Each AIM Fund may make additional distributions, if necessary, to avoid a non-deductible 4% federal excise tax on certain undistributed income and capital gain (the "Excise Tax").

  All dividends and distributions of an AIM Fund are automatically reinvested on the payment date in full and fractional shares of such fund, unless the shareholder has made an alternate election as to the method of payment. Dividends and distributions attributable to a class are reinvested in additional shares of such class, absent an election by a shareholder to receive cash or to have such dividends and distributions reinvested in like shares of another Multiple Class Fund, to the extent permitted. For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date. Shareholders may elect, by written notice to the Transfer Agent, to receive such distributions, or the dividend portion thereof, in cash, or to invest such dividends and distributions in shares of another fund in the AIM Funds; provided that (i) dividends and distributions attributable to Class B shares may only be reinvested in Class B shares, (ii) dividends and distributions attributable to Class C shares may only be reinvested in Class C shares, (iii) dividends and distributions attributable to Class A shares may not be reinvested in Class B or Class C shares, and (iv) dividends and distributions attributable to the AIM Cash Reserve Shares of AIM MONEY MARKET FUND may not be reinvested in the Class A shares of that Fund or in any Class B or Class C shares. Investors who have not previously selected such a reinvestment option on the account application form may contact the Transfer Agent at any time to obtain a form to authorize such reinvestments in another AIM Fund. Such reinvestments into the AIM Funds are not subject to sales charges, and shares so purchased are automatically credited to the account of the shareholder.

  Dividends on Class B and Class C shares of an AIM Fund are expected to be lower than dividends for Class A shares of that fund or AIM Cash Reserve Shares because of higher distribution fees paid by Class B and Class C shares. Dividends on all shares may also be affected by other class-specific expenses.

  Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

  Any dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes, as discussed below.

TAX MATTERS

  Each AIM Fund has qualified and intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Code. As long as a fund qualifies for this tax treatment, it is not subject to federal income tax on net investment income, net capital gains and net gains from foreign currency transactions, if any, that are distributed to its shareholders. Each fund, for all federal tax purposes (including determining taxable income, distribution requirements and other requirements of Subchapter M), is treated as a separate corporation. Therefore, no fund may offset its gains against another fund's losses, and each fund must individually comply with all of the provisions of the Code that are applicable to its operations.

  TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS -- GENERAL. Because each AIM Fund intends to distribute to its shareholders substantially all of its net investment income, net realized capital gains and net gains from foreign currency transactions, if any, it is not expected that any such fund will be required to pay any federal income tax on amounts that it has distributed. Each AIM Fund also intends to meet the distribution requirements of the Code to avoid imposition of the Excise Tax. Nevertheless, shareholders normally are subject to federal income tax, and any applicable state and local income taxes, on the dividends and distributions received by them from a fund whether in the form of cash or additional fund shares, except for "exempt-interest dividends" paid by AIM HIGH INCOME MUNICIPAL FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND and AIM TAX-FREE INTERMEDIATE FUND (the "Tax-Exempt Funds"), which are exempt from federal income tax. With respect to tax-exempt shareholders, dividends and distributions from the AIM Funds are not subject to federal income taxation to the extent permitted under the applicable tax exemption.

  Dividends from an AIM Fund's net investment income, net short-term capital gain and net gains from certain foreign currency transactions are taxable to its shareholders as ordinary income to the extent of its earnings and profits. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gains, regardless of the length of time the shareholder held his shares. Under the Taxpayer Relief Act of 1997, different maximum tax rates apply to a non-corporate taxpayer's net capital gain depending on the taxpayer's holding period and marginal rate of federal income tax -- generally, 28% for gain recognized on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months. An AIM Fund may divide each net capital gain distribution into a 28% rate gain distribution and a 20% rate gain distribution (in accordance with its holding periods for the securities it sold that generated the distributed gain), in which event its shareholders must treat those portions accordingly; thus, the relevant holding period is determined by how long the fund has held the securities on which the gain was realized, not by how long a shareholder has held fund shares. Recent legislation provides that a maximum tax rate of 20% (10% for taxpayers in the 15% marginal tax bracket) will apply to gain recognized after December 31, 1997 on capital assets held for more than one year.

  Dividends paid by a fund (but not other distributions) may qualify for the federal 70% dividends received deduction for corporate shareholders to the extent of the qualifying dividends received by the fund on domestic common or preferred stock. It is not likely that dividends received from AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR REAL ESTATE FUND, AIM ASIAN GROWTH FUND, AIM DEVELOPING MARKETS FUND, AIM DOLLAR FUND, AIM EMERGING MARKETS FUND, AIM EMERGING MARKETS DEBT FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM EUROPE GROWTH FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GOVERNMENT INCOME FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM GLOBAL TRENDS FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM INTERNATIONAL GROWTH FUND, AIM JAPAN GROWTH FUND, AIM LATIN AMERICAN GROWTH FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MONEY MARKET FUND, AIM NEW PACIFIC GROWTH FUND, AIM STRATEGIC INCOME FUND or any of the Tax-Exempt Funds will qualify for this dividends received deduction.

  Shortly after the end of each year, shareholders will receive information regarding the amount and federal income tax treatment of all dividends and distributions paid during the year. The information regarding capital gain distributions will designate the portions thereof subject to the different maximum rates of tax applicable to non-corporate taxpayers' net capital gain indicated above. Certain dividends and distributions declared in October, November or December of a calendar year are taxable to shareholders as though received on December 31 of that year if paid to them during January of the following calendar year. No gain or loss will be recognized by shareholders upon the automatic conversion of Class B shares of a Multiple Class Fund into Class A shares of such fund.

  For each redemption of a fund's shares by a non-exempt shareholder, the fund or the securities dealer effecting the transaction is required to file an information return with the IRS.

  TO AVOID BEING SUBJECT TO FEDERAL INCOME TAX WITHHOLDING AT THE RATE OF 31% ON TAXABLE DIVIDENDS, DISTRIBUTIONS AND REDEMPTION PAYMENTS, INDIVIDUALS AND CERTAIN OTHER NON-CORPORATE SHAREHOLDERS OF A FUND MUST FURNISH THE FUND WITH THEIR TAXPAYER IDENTIFICATION NUMBER AND CERTIFY UNDER PENALTIES OF PERJURY THAT THE NUMBER PROVIDED IS CORRECT AND THAT THEY ARE NOT SUBJECT TO BACKUP WITHHOLDING FOR ANY REASON.

  Under the Code, nonresident alien individuals, foreign partnerships and foreign corporations may be subject to federal income tax withholding at a 30% rate on ordinary income dividends. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

  DIVIDENDS AND DISTRIBUTIONS MAY BE SUBJECT TO TREATMENT UNDER FOREIGN, STATE OR LOCAL TAX LAWS THAT DIFFERS FROM THE FEDERAL INCOME TAX CONSEQUENCES DISCUSSED HEREIN. ADDITIONAL INFORMATION ABOUT TAXES IS SET FORTH IN THE STATEMENTS OF ADDITIONAL INFORMATION. INVESTORS SHOULD CONSULT THEIR TAX ADVISORS BEFORE INVESTING.

  TAX-EXEMPT FUNDS -- SPECIAL TAX INFORMATION. Shareholders will not be required to include the "exempt-interest" portion of dividends paid by the Tax-Exempt Funds in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on their federal income tax returns. Moreover, exempt-interest dividends from the Tax-Exempt Funds may be subject to state income taxes, may affect the amount of social security and railroad retirement benefits subject to federal income tax, may affect the deductibility of interest on certain indebtedness of a shareholder, and may have other collateral federal income tax consequences. In addition, the Tax-Exempt Funds may invest in Municipal Securities the interest on which will constitute an item of tax preference and which therefore could give rise to a federal alternative minimum tax liability for certain shareholders; each Tax-Exempt Fund may invest up to 20% of its net assets in such securities and other taxable securities. For additional information concerning the alternative minimum tax and certain collateral tax consequences of the receipt of exempt-interest dividends, see the Statements of Additional Information applicable to the Tax-Exempt Funds.

  The Tax-Exempt Funds may pay dividends to shareholders that are taxable, but will endeavor to avoid investments that would result in taxable dividends. The percentage of dividends that constitutes exempt-interest dividends, and the percentage thereof (if any) that constitutes items of tax preference, will be determined annually. These percentages may differ from the actual percentages for any particular day.

  To the extent that dividends are derived from taxable investments or net realized short-term capital gains, they will constitute ordinary income for federal income tax purposes, whether received in cash or additional fund shares. Distributions of net capital gain will be taxable as long-term capital gains, whether received in cash or additional fund shares and regardless of the length of time a shareholder may have held his shares.

  From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on Municipal Securities. If such a proposal were enacted, the ability of the Tax-Exempt Funds to pay exempt-interest dividends might be adversely affected.

  AIM BASIC VALUE FUND, AIM DOLLAR FUND, AIM GLOBAL GOVERNMENT INCOME FUND, AIM GLOBAL GROWTH & INCOME FUND, AIM GLOBAL HIGH INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM STRATEGIC INCOME FUND -- SPECIAL TAX INFORMATION. Certain states exempt from income taxes dividends paid by mutual funds attributable to interest on U.S. Treasury and certain other U.S. government obligations. Investors should consult with their own tax advisors concerning the availability of such exemption.

  AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ASIAN GROWTH FUND, AIM DEVELOPING MARKETS FUND, AIM EMERGING MARKETS FUND, AIM EUROPE GROWTH FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND, AIM GLOBAL FINANCIAL SERVICES FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL GROWTH & INCOME FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL INCOME FUND, AIM GLOBAL INFRASTRUCTURE FUND, AIM GLOBAL RESOURCES FUND, AIM GLOBAL TELECOMMUNICATIONS FUND, AIM GLOBAL UTILITIES FUND, AIM INTERNATIONAL EQUITY FUND, AIM INTERNATIONAL GROWTH FUND, AIM JAPAN GROWTH FUND, AIM LATIN AMERICAN GROWTH FUND, AIM NEW PACIFIC GROWTH FUND, AIM WORLDWIDE GROWTH
FUND -- SPECIAL TAX INFORMATION. For taxable years in which it is eligible to do so, each of these funds may elect to pass through to its shareholders credits for foreign taxes paid. If a fund makes such an election, a shareholder who receives a distribution (1) will be required to include in gross income his proportionate share of foreign taxes allocable to the distribution and (2) may claim a credit or deduction for such share for his taxable year in which the distribution is received, subject to the general limitations imposed on the allowance of foreign tax credits and deductions. Shareholders should also note that certain gains or losses attributable to fluctuations in exchange rates or foreign currency forward contracts may increase or decrease the amount of income of the fund available for distribution to shareholders and should note that if, for any fund, such losses exceed other income during a taxable year, the fund would not be able to pay ordinary income dividends for that year.

--------------------------------------------------------------------------------

GENERAL INFORMATION

  CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for the portfolio securities and cash of the AIM Funds other than AIM HIGH INCOME MUNICIPAL FUND, AIM MUNICIPAL BOND FUND, AIM LIMITED MATURITY TREASURY FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND and AIM TAX-FREE INTERMEDIATE FUND, for which The Bank of New York, 90 Washington Street, 11th Floor, New York, New York 10286, serves as custodian. Chase Bank of Texas, N.A., P.O. Box 2558, Houston, Texas 77252-8084, serves as Sub-Custodian for retail purchases of the AIM Funds.

  A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, a wholly owned subsidiary of AIM, serves as each AIM Fund's transfer agent and dividend payment agent.

  SHAREHOLDER INQUIRIES. Shareholder inquiries concerning their accounts should be directed to an A I M Fund Services, Inc. Client Services Representative by calling (800) 959-4246. The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

  YEAR 2000 COMPLIANCE PROJECT. In providing services to the AIM Funds, AIM Management and its subsidiaries rely on both internal software systems as well as external software systems provided by third parties. Many software systems in use today are unable to distinguish the year 2000 from the year 1900. This defect if not cured will likely adversely affect the services that AIM Management, its subsidiaries and other service providers to the AIM Funds provide the AIM Funds and their shareholders.

  To address this issue, AIM Management and its subsidiaries, together with independent technology consultants, are undertaking a comprehensive Year 2000 Compliance Project (the "Project"). The Project consists of three phases, namely
(i) inventorying every software application in use at AIM Management and its subsidiaries, as well as remote, third party software systems on which AIM Management and its subsidiaries rely, (ii) identifying those applications that may not function properly after December 31, 1999, and (iii) correcting and subsequently testing those applications that may not function properly after December 31, 1999. Phases (i) and (ii) are complete and Phase (iii) has commenced. The Project is scheduled to be completed during the second quarter of 1999. Software applications acquired by AIM Management and its subsidiaries after completion of the Project will be viewed to confirm year 2000 compliance upon installation. No assurance can be given that the Project will be successful or that the AIM Funds will not otherwise be adversely affected by the year 2000 issue.

  OTHER INFORMATION. This Prospectus sets forth basic information that investors should know about the fund(s) named on the cover page prior to investing. Recipients of this Prospectus will be provided with a copy of the annual report of the fund(s) to which this Prospectus relates, upon request and without charge. If several members of a household own shares of the same fund, only one annual or semi-annual report will be mailed to that address. To receive additional copies, please call (800) 347-4246, or write to A I M Distributors, Inc., P.O. Box 4739, Houston, Texas 77210-4739. A Statement of Additional Information has been filed with the SEC and is available upon request and without charge, by writing or calling AIM Distributors. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. This Prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from this Prospectus, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                            APPLICATION INSTRUCTIONS

  SOCIAL SECURITY OR TAXPAYER ID NUMBER. Investors should make sure that the social security number or taxpayer identification number (TIN) which appears in
Section 1 of the Application complies with the following guidelines:
--------------------------------------------------------------------------------


                                   Give Social Security                                           GIVE TAXPAYER I.D.
        ACCOUNT TYPE                    NUMBER OF:                     ACCOUNT TYPE                   NUMBER OF:
      Individual              Individual                       Trust, Estate, Pension        Trust, Estate, Pension
                                                               Plan Trust                    Plan Trust and not
                                                                                             personal TIN of fiduciary
      Joint Individual        First individual listed in the
                              "Account Registration" portion
                              of the Application
      Unif. Gifts to          Minor                            Corporation, Partnership,     Corporation, Partnership,
      Minors/Unif.                                             Other Organization            Other Organization
      Transfers to Minors
      Legal Guardian          Ward, Minor or
                              Incompetent
      Sole Proprietor         Owner of Business                Broker/Nominee                Broker/Nominee

--------------------------------------------------------------------------------

  Applications without a certified TIN will not be accepted unless the applicant is a nonresident alien, foreign corporation or foreign partnership and has attached a completed IRS Form W-8.

  BACKUP WITHHOLDING. Each AIM Fund, and other payers, must, according to IRS regulations, withhold 31% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a TIN and a certification that he is not subject to backup withholding.

  An investor is subject to backup withholding if:

  (1) the investor fails to furnish a correct TIN to the Fund, or

  (2) the IRS notifies the Fund that the investor furnished an incorrect TIN, or

  (3) the investor is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

  (4) the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

  (5) the investor does not certify his TIN. This applies only to reportable interest, dividend, broker or barter exchange accounts opened after 1983, or broker accounts considered inactive during 1983.

  Except as explained in (5) above, other reportable payments are subject to backup withholding only if (1) or (2) above applies.

  Certain payees and payments are exempt from backup withholding and information reporting and such entities should check the box "Exempt from Backup Withholding" on the Application. A complete listing of such exempt entities appears in the Instructions for the Requester of Form W-9 (which can be obtained from the IRS) and includes, among others, the following:

- a corporation
- an organization exempt from tax under Section 501(a), an individual retirement plan (IRA), or a custodial account under Section 403(b)(7)
- the United States or any of its agencies or instrumentalities
- a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities
- a foreign government or any of its political subdivisions, agencies or instrumentalities
- an international organization or any of its agencies or instrumentalities
- a foreign central bank of issue
- a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.
- a futures commission merchant registered with the Commodity Futures Trading Commission
- a real estate investment trust
- an entity registered at all times during the tax year under the Investment Company Act of 1940
- a common trust fund operated by a bank under Section 584(a)
- a financial institution
- a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List
- a trust exempt from tax under Section 664 or described in Section 4947

  Investors should contact the IRS if they have any questions concerning entitlement to an exemption from backup withholding.
NOTE: Section references are to sections of the Code.

  IRS PENALTIES -- Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

                                                                       MCF-07/98

  NONRESIDENT ALIENS -- Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to appropriate withholding as described in the Prospectus under "Dividends, Distributions and Tax Matters."

  SPECIAL INFORMATION REGARDING TELEPHONE EXCHANGE PRIVILEGE. By signing the new Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor (see the applicable Fund's prospectus under the caption "Exchange Privilege -- Exchanges by Mail").

  SPECIAL INFORMATION REGARDING TELEPHONE REDEMPTION PRIVILEGE. By signing the new Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), present or future, with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor (see the applicable Fund's prospectus under the caption "How to Redeem
Shares -- Redemptions by Mail").

                                                                       MCF-07/98

[AIM LOGO APPEARS HERE]         THE AIM FAMILY OF FUNDS--Registered Trademark--

Investment Manager
A I M Advisors, Inc.
11 Greenway Plaza, Suite 100
Houston, TX 77046-1173

Sub-Advisor
INVESCO (NY), Inc.
50 California Street, 27th Floor
San Francisco, CA 94111

Principal Underwriter
A I M Distributors, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Transfer Agent
A I M Fund Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Independent Accountants
PricewaterhouseCoopers LLP
One Post Office Square
Boston, MA 02109

For more complete information about any other fund in The AIM Family of Funds--Registered Trademark--, including charges and expenses, please call (800) 347-4246 or write to A I M Distributors, Inc. and request a free prospectus. Please read the prospectus carefully before you invest or send money.

DVM-PRO-1

                           AIM DEVELOPING MARKETS FUND
                            AIM EMERGING MARKETS FUND
                       PORTFOLIOS OF AIM INVESTMENT FUNDS
                          11 Greenway Plaza, Suite 100
                            Houston, Texas 77046-1173
                            Toll Free: (800) 347-4246


                       STATEMENT OF ADDITIONAL INFORMATION

       (1999 Special Meeting of Shareholders of AIM Emerging Markets Fund)


         This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Combined Proxy Statement and Prospectus dated December ___, 1998 of AIM Investment Funds (the "Company") for use in connection with the Special Meeting of Shareholders of AIM Emerging Markets Fund ("Emerging Markets Fund") to be held on February ___, 1999. Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by writing the Company at the address shown above or by calling 1-800-347-4246.

         Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.

         A Statement of Additional Information for the Company dated September 8, 1998, as supplemented on September 28, 1998, has been filed with the Securities and Exchange Commission and is attached hereto as Appendix I which is incorporated herein by this reference.

         The date of this Statement of Additional Information is December ___, 1998.


                                TABLE OF CONTENTS

Appendix I      -    AIM Investment Funds Statement of Additional Information

                                                                      APPENDIX I

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION

                         CLASS A AND CLASS B SHARES OF

                          AIM DEVELOPING MARKETS FUND
                           AIM EMERGING MARKETS FUND
                         AIM LATIN AMERICAN GROWTH FUND

                             (SERIES PORTFOLIOS OF
                             AIM INVESTMENT FUNDS)

                               11 GREENWAY PLAZA
                                   SUITE 100
                           HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

                             ---------------------

        THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND
           IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS OF THE
            ABOVE-NAMED FUNDS, A COPY OF WHICH MAY BE OBTAINED FREE
                OF CHARGE FROM AUTHORIZED DEALERS OR BY WRITING
                           A I M DISTRIBUTORS, INC.,
                    P.O. BOX 4739, HOUSTON, TEXAS 77210-4739
                          OR BY CALLING (800) 347-4246

                             ---------------------

          STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 8, 1998
RELATING TO THE AIM DEVELOPING MARKETS FUND PROSPECTUS, THE AIM EMERGING MARKETS
                                FUND PROSPECTUS
 AND THE AIM LATIN AMERICAN GROWTH FUND PROSPECTUS EACH DATED SEPTEMBER 8, 1998

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
INTRODUCTION................................................  4
GENERAL INFORMATION ABOUT THE FUNDS.........................  4
  The Trust and Its Shares..................................  4
INVESTMENT OBJECTIVES AND POLICIES..........................  5
  Investment Objectives.....................................  5
  Selection of Equity Investments...........................  5
  Investments in Other Investment Companies.................  6
  Depositary Receipts.......................................  6
  Warrants or Rights........................................  7
  Lending of Portfolio Securities...........................  7
  Commercial Bank Obligations...............................  7
  Repurchase Agreements.....................................  7
  Borrowing, Reverse Repurchase Agreements and "Roll"
     Transactions...........................................  8
  Short Sales...............................................  8
  Temporary Defensive Strategies............................  9
  Samurai and Yankee Bonds..................................  9
  Debt Conversions..........................................  9
  Premium Securities........................................  10
  Indexed Debt Securities...................................  10
  Structured Investments....................................  10
  Stripped Income Securities................................  10
  Floating and Variable Rate Income Securities..............  11
  Swaps, Caps, Floors and Collars...........................  11
OPTIONS, FUTURES AND CURRENCY STRATEGIES....................  11
  Special Risks of Options, Futures and Currency
     Strategies.............................................  11
  Writing Call Options......................................  12
  Writing Put Options.......................................  13
  Purchasing Put Options....................................  13
  Purchasing Call Options...................................  13
  Index Options.............................................  15
  Interest Rate, Currency and Stock Index Futures...........  15
  Options on Futures Contracts..............................  17
  Limitations on Use of Futures, Options on Futures and
     Certain Options on Currencies..........................  17
  Forward Contracts.........................................  18
  Foreign Currency Strategies -- Special Considerations.....  18
  Cover.....................................................  19
RISK FACTORS................................................  19
  Illiquid Securities.......................................  19
  Foreign Securities........................................  20
INVESTMENT LIMITATIONS......................................  25
  Developing Markets Fund...................................  25
  Emerging Markets Fund.....................................  26
  Latin American Fund.......................................  28
EXECUTION OF PORTFOLIO TRANSACTIONS.........................  29
  Portfolio Trading and Turnover............................  30
MANAGEMENT..................................................  31
  Trustees and Executive Officers...........................  31
  Investment Management and Administration Services.........  33

                                                              PAGE
                                                              ----
THE DISTRIBUTION PLANS......................................  34
  The Class A Plan..........................................  34
  The Class B Plan..........................................  34
  Both Plans................................................  34
THE DISTRIBUTOR.............................................  37
  Expenses of the Funds.....................................  38
NET ASSET VALUE DETERMINATION...............................  38
HOW TO PURCHASE AND REDEEM SHARES...........................  39
QUALIFYING FOR A REDUCED FRONT-END SALES CHARGE.............  40
PROGRAMS AND SERVICES FOR SHAREHOLDERS......................  40
DIVIDEND ORDER..............................................  40
TAXES.......................................................  41
  General...................................................  41
  Foreign Taxes.............................................  41
  Passive Foreign Investment Companies......................  41
  Non-U.S. Shareholders.....................................  42
  Options, Futures and Foreign Currency Transactions........  42
MISCELLANEOUS INFORMATION...................................  43
  Custodian.................................................  43
  Transfer Agency and Accounting Agency Services............  43
  Independent Accountants...................................  43
  Shareholder Liability.....................................  43
  Name......................................................  44
  Control Persons and Principle Holders of Securities.......  44
INVESTMENT RESULTS..........................................  45
  Total Return Quotations...................................  45
  Other Information Regarding Standard Total and
     Non-Standard Total Returns for Developing Markets
     Fund...................................................  48
  Performance Information...................................  48
APPENDIX....................................................  50
  Description of Bond Ratings...............................  50
  Description of Commercial Paper Ratings...................  51
  Absence of Rating.........................................  51
FINANCIAL STATEMENTS........................................  FS

                                  INTRODUCTION

  This Statement of Additional Information relates to the Class A and Class B shares of AIM Developing Markets Fund ("Developing Markets Fund"), AIM Emerging Markets Fund ("Emerging Markets Fund") and AIM Latin American Growth Fund ("Latin American Fund") (each, a "Fund," and collectively, the "Funds"). Developing Markets Fund and Latin American Fund each is a non-diversified, and Emerging Markets Fund is a diversified series of AIM Investment Funds (the "Trust"), a registered open-end management investment company organized as a Delaware business trust. On October 31, 1997, the Developing Markets Fund, which had no prior operating history, acquired the assets and assumed the liabilities of G.T. Global Developing Markets Fund, Inc. (the "Predecessor Fund"), a closed-end investment company.

  A I M Advisors, Inc. ("AIM") serves as the investment manager of and administrator for, and INVESCO (NY), Inc. (the "Sub-advisor") serves as the investment sub-advisor and sub-administrator for the Funds.

  The Trust is a series mutual fund. The rules and regulations of the Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the fund being considered for investment. This information for Developing Markets Fund is included in a separate Prospectus dated September 8, 1998, for Emerging Markets Fund is included in a separate Prospectus dated September 8, 1998 and for Latin American Fund is included in a separate Prospectus dated September 8, 1998. Additional copies of the Prospectuses and this Statement of Additional Information may be obtained without charge by writing the principal distributor of the Funds' shares, A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, TX 77210-4739 or by calling (800) 347-4246. Investors must receive a Prospectus before they invest.

  This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Funds. Some of the information required to be in this Statement of Additional Information is also included in the Prospectus; and, in order to avoid repetition, reference will be made to sections of the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                      GENERAL INFORMATION ABOUT THE FUNDS

THE TRUST AND ITS SHARES

  The Trust previously operated under the name G.T. Investment Funds, Inc., which was organized as a Maryland corporation on October 29, 1987. The Trust was reorganized on September 8, 1998 as a Delaware business trust, and is registered with the SEC as a diversified open-end series management investment company. The Trust currently consists of the following portfolios: AIM Global Financial Services Fund, AIM Global Infrastructure Fund, AIM Global Resources Fund, AIM Global Consumer Products and Services Fund, AIM Global Healthcare Fund, AIM Global Telecommunications Fund, AIM Global Government Income Fund, AIM Global High Income Fund, AIM Strategic Income Fund, AIM Global Growth and Income Fund, AIM Emerging Markets Fund, AIM Developing Markets Fund, and AIM Latin American Growth Fund. Each of these funds has three separate classes: Class A, Class B and Advisor Class shares. All historical financial and other information contained in this Statement of Additional Information for periods prior to September 8, 1998, is that of the series of G.T. Investment Funds, Inc. (renamed AIM Investment Funds, Inc.).

  This Statement of Additional Information relates solely to the Class A and B shares of the Fund.

  The term "majority of the outstanding shares" of the Trust, of a particular Fund or of a particular class of a Fund means, respectively, the vote of the lesser of (a) 67% or more of the shares of the Trust, such Fund or such class present at a meeting of the Trust's shareholders, if the holders of more than 50% of the outstanding shares of the Trust, such Fund or such class are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Trust, such Fund or such class.

  Class A, Class B and Advisor Class shares of each Fund have equal rights and privileges. Each share of a particular class is entitled to one vote, to participate equally in dividends and distributions declared by the Trust's Board of Trustees with respect to the class of such Fund and, upon liquidation of the Fund, to participate proportionately in the net assets of the Fund allocable to such class remaining after satisfaction of outstanding liabilities of the Fund allocable to such class. Fund shares are fully paid, non-assessable and fully transferable when issued and have no preemptive rights and have such conversion and exchange rights as set forth in the Prospectus and this Statement of Additional Information. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

  Shareholders of the Funds do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all Funds voting together for election of trustees may elect all of the members of the Board of Trustees of the Trust. In such event, the remaining holders cannot elect any trustees of the Trust.

                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES

  Developing Markets Fund. The primary investment objective of Developing Markets Fund is long-term capital appreciation. Its secondary investment objective is income, to the extent consistent with seeking capital appreciation. The Fund normally invests substantially all of its assets in issuers in the developing (or "emerging") markets of Asia, Europe, Latin America and elsewhere. The Fund does not consider the following countries to be emerging markets:
Australia, Austria, Belgium, Canada, Denmark, England, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and the United States.

  Emerging Markets Fund. The investment objective of Emerging Markets Fund is long-term growth of capital. The Fund seeks this objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of companies in emerging markets. The Fund does not consider the following countries to be emerging markets: Australia, Austria, Belgium, Canada, Denmark, England, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and United States. The Fund normally may invest up to 35% of its assets in a combination of (i) debt securities of government or corporate issuers in emerging markets; (ii) equity and debt securities of issuers in developed countries, including the United States; (iii) securities of issuers in emerging markets not included in the list of emerging markets set forth in the Fund's current Prospectus, if investing therein becomes feasible and desirable subsequent to the date of the Fund's current Prospectus; and (iv) cash and money market instruments.

  In determining what countries constitute emerging markets with respect to Developing Market Fund and Emerging Markets Fund, the Sub-advisor will consider, among other things, data, analysis, and classification of countries published or disseminated by the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation ("IFC").

  Latin American Fund. The investment objective of Latin American Fund is capital appreciation. The Fund will normally invest at least 65% of its total assets in securities of a broad range of Latin American issuers. Under current market conditions, the Fund expects to invest primarily in equity and debt securities issued by companies and governments in Mexico, Chile, Brazil and Argentina. Though the Fund can normally invest up to 35% of its total assets in U.S. securities, the Fund reserves the right to be primarily invested in U.S. securities for temporary defensive purposes or pending investment of the proceeds of the offering made hereby.

SELECTION OF EQUITY INVESTMENTS

  In determining the appropriate distribution of investments among various countries and geographic regions for the Funds, the Sub-advisor ordinarily considers the following factors: prospects for relative economic growth among the different countries in which a Fund may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors.

  In analyzing companies for investment by each Fund, the Sub-advisor ordinarily looks for one or more of the following characteristics: an above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their respective marketplaces. In certain countries, governmental restrictions and other limitations on investment may affect the maximum percentage of equity ownership in any one company by the Funds. In addition, in some instances only special classes of securities may be purchased by foreigners and the market prices, liquidity and rights with respect to those securities may vary from shares owned by nationals.

  Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies.

Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should a Fund desire to sell that currency to the dealer.

  There may be times when, in the opinion of the Sub-advisor, prevailing market, economic or political conditions warrant reducing the proportion of each Fund's assets invested in equity securities and increasing the proportion held in cash or short-term obligations denominated in U.S. dollars or other currencies. A portion of each Fund's assets may be held in U.S. dollars or short-term interest-bearing dollar-denominated securities to provide for ongoing expenses and redemptions.

  The Funds may be prohibited under the Investment Company Act of 1940, as amended ("1940 Act"), from purchasing the securities of any foreign company that, in its most recent fiscal year, derived more than 15% of its gross revenues from securities-related activities ("securities-related companies"). In a number of countries, including those in Latin America, commercial banks act as securities broker/dealers, investment advisors and underwriters or otherwise engage in securities-related activities, which may limit the Fund's ability to hold securities issued by such banks. The Fund has obtained an exemption from the SEC to permit it to invest in certain of these securities subject to certain restrictions.

  For investment purposes, an issuer is typically considered as located in a particular country if it (a) is incorporated under the laws of or has its principal office in that country, or (b) it normally derives 50% or more of its total revenue from business in that country. However, these are not absolute requirements, and certain companies incorporated in a particular country and considered by the Sub-advisor to be located in that country may have substantial off-shore operations or subsidiaries and/or export sales exceeding in size the assets or sales in that country.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

  The Funds may invest in the securities of investment companies (including investment vehicles or companies advised by the Sub-advisor or its affiliates ("Affiliated Funds")) within the limits of the 1940 Act. These limitations currently provide that, in general, each Fund may purchase shares of a closed-end investment company unless (a) such a purchase would cause the Fund to own in the aggregate more than 3 percent of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5 percent of its total assets invested in the investment company or more than 10 percent of its total assets invested in an aggregate of all such investment companies. Investment in such investment companies may also involve the payment of substantial premiums above the value of such companies' portfolio securities. The Funds do not intend to invest in such investment companies unless, in the judgment of the Sub-advisor, the potential benefits of such investments justify the payment of any applicable premiums. The return on such securities will be reduced by operating expenses of such companies including payments to the investment managers of those investment companies. With respect to investments in Affiliated Funds, the Sub-advisor waives its advisory fee to the extent that such fees are based on assets of the Fund invested in Affiliated Funds.

  Certain countries in which the Funds invest presently may be made only by acquiring shares of other investment companies with local governmental approval to invest in those countries. At such time as direct investment in those countries is allowed, the Funds anticipate investing directly in those markets.

DEPOSITARY RECEIPTS

  Each Fund may hold equity securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. GDRs are similar to EDRs and are designed for use in several international financial markets. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of each Fund's investment policies, a Fund's investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

  ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass-through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The Fund may invest in both sponsored and unsponsored ADRs.

WARRANTS OR RIGHTS

  Warrants or rights may be acquired by each Fund in connection with other securities or separately and provide a Fund with the right to purchase at a later date other securities of the issuer. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

LENDING OF PORTFOLIO SECURITIES

  For the purpose of realizing additional income, the Funds may make secured loans of portfolio securities amounting to not more than 30% (in the case of Developing Markets Fund and Emerging Markets Fund) or 25% (in the case of Latin American Fund) of its total assets. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The Funds may pay reasonable administrative and custodial fees in connection with loans of its securities. While the securities loan is outstanding with respect to a Fund, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund will have a right to call each loan and obtain the securities within the stated settlement period. The Fund will not have the right to vote equity securities while they are lent, but it may call in a loan in anticipation of any important vote. Loans will be made only to firms deemed by the Sub-advisor to be of good standing and will not be made unless, in the judgment of the Sub-advisor, the consideration to be earned from such loans would justify the risk.

COMMERCIAL BANK OBLIGATIONS

  For the purposes of each Fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject a Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although a Fund typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not an investment policy or restriction of any Fund. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

REPURCHASE AGREEMENTS

  A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to a Fund if the other party to the repurchase agreement becomes bankrupt, the Funds intend to enter into repurchase agreements only with banks and dealers believed by the Sub-advisor to present minimum credit risks in accordance with guidelines established by the Trust's Board of Trustees. The Sub-advisor will review and monitor the creditworthiness of such institutions under the Board's general supervision.

  The Funds will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, a Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on a Fund's ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under the U.S. Bankruptcy Code that would allow it immediately to resell the collateral. There is no limitation on the amount of a Fund's assets that may be subject to repurchase agreements at any given time. The Funds will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% (for Emerging Markets Fund and Developing Markets Fund) or 10% (for Latin American Fund) of the value of its net assets would be invested in such repurchase agreements and other illiquid investments.

BORROWING, REVERSE REPURCHASE AGREEMENTS AND "ROLL" TRANSACTIONS

  No Fund's borrowings will exceed 33 1/3% of the Fund's total assets, i.e., each Fund's total assets at all times will equal at least 300% of the amount of outstanding borrowings. If market fluctuations in the value of a Fund's portfolio holdings or other factors cause the ratio of the Fund's total assets to outstanding borrowings to fall below 300%, within three days (excluding Sundays and holidays) of such event the Fund may be required to sell portfolio securities to restore the 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. Each Fund also may borrow up to 5% of its total assets for temporary or emergency purposes other than to meet redemptions. Any borrowing by a Fund may cause greater fluctuation in the value of its shares than would be the case if the Fund did not borrow.

  The Funds' fundamental investment limitations permit them to borrow money for leveraging purposes. Developing Market Fund, however, currently is prohibited, pursuant to a non-fundamental investment policy, from borrowing money in order to purchase securities. In addition, Emerging Markets Fund and Latin American Fund currently are prohibited, pursuant to a non-fundamental investment policy, from purchasing securities during times when outstanding borrowings represent more than 5% of its assets. Nevertheless, this policy may be changed in the future by a vote of a majority of the Trust's Board of Trustees. If a Fund employs leverage in the future, it would be subject to certain additional risks. Use of leverage creates an opportunity for greater growth of capital but would exaggerate any increases or decreases in the Fund's net asset value. When the income and gains on securities purchased with the proceeds of borrowings exceed the costs of such borrowings, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if such income and gains fail to exceed such costs, the Fund's earnings or net asset value would decline faster than would otherwise be the case.

  Each Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which a Fund transfers possession of a security to another party, such as a bank or broker/dealer in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. Emerging Markets Fund also may engage in "roll" borrowing transactions which involve the Fund's sale of Government National Mortgage Association certificates or other securities together with a commitment (for which the Fund may receive a fee) to purchase similar, but not identical, securities at a future date. Each Fund will segregate with a custodian, liquid assets in an amount sufficient to cover its obligations under "roll" transactions (for Emerging Markets Fund) and reverse repurchase agreements with broker/dealers. No segregation is required for reverse repurchase agreements with banks.

SHORT SALES

  The Fund may make short sales of securities, although it has no current intention of doing so. A short sale is a transaction in which the Fund sells a security in anticipation that the market price of that security will decline. The Fund may make short sales (i) as a form of hedging to offset potential declines in long positions in securities it owns, or anticipates acquiring, and
(ii) in order to maintain portfolio flexibility.

  When a Fund makes a short sale of a security it does not own, it must borrow the security sold short and deliver it to the broker-dealer or other intermediary through which it made the short sale. The Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any payments received on such borrowed securities.

  A Fund's obligation to replace the borrowed security when the borrowing is called or expires will be secured by collateral deposited with the intermediary. The Fund will also be required to deposit collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the intermediary from which it borrowed the security regarding payment of any amounts received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such intermediary.

  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs associated with the transaction. Although the Fund's gain is limited by the price at which it sold the security short, its potential loss is theoretically unlimited.

  Neither Emerging Markets Fund nor Latin American Fund will make a short sale if, after giving effect to such sale, the market value of the securities sold short exceeds 25% of the value of its total assets or the Fund's aggregate short sales of the securities of any one issuer exceed the lesser of 2% of the Fund's net assets or 2% of the securities of any class of the issuer. Moreover, these Funds may engage in short sales only with respect to securities listed on a national securities exchange. These Funds may make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale the Fund owns the security it has sold short or has the immediate and unconditional right to acquire at no additional cost the identical security.

  Developing Markets Fund may only make short sales "against the box." The Fund might make a short sale "against the box" in order to hedge against market risks when the Sub-advisor believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. There will be certain additional transaction costs associated with short sales "against the box," but the Fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

TEMPORARY DEFENSIVE STRATEGIES

  The Funds may invest in the following types of money market instruments (i.e., debt instruments with less than 12 months remaining until maturity) denominated in U.S. dollars or other currencies (in the case of Latin American Fund, the currency of any Latin American country): (a) obligations issued or guaranteed by the U.S. or foreign governments (in the case of Latin American Fund, the government of any Latin American country), their agencies, instrumentalities or municipalities; (b) obligations of international organizations designed or supported by multiple foreign governmental entities to promote economic reconstruction or development; (c) finance company obligations, corporate commercial paper and other short-term commercial obligations; (d) bank obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances); (e) repurchase agreements with respect to the foregoing; and (f) other substantially similar short-term debt securities with comparable characteristics.

  The Funds may invest in commercial paper rated as low as A-3 by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") or P-3 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, determined by the Manager to be of comparable quality. Obligations rated A-3 and P-3 are considered by S&P and Moody's, respectively, to have an acceptable capacity for timely repayment. However, these securities may be more vulnerable to adverse effects of changes in circumstances than obligations carrying higher designations.

SAMURAI AND YANKEE BONDS

  Subject to its fundamental investment restrictions, Developing Markets Fund and Emerging Markets Fund may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). As compared with bonds issued in their countries of domicile, such bond issues normally carry a higher interest rate but are less actively traded. It is the policy of each of these Funds to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield. In the case of Emerging Markets Fund, these bonds would be issued by governments which are members of the Organization for Economic Cooperation and Development or have AAA ratings.

DEBT CONVERSIONS

  Several Latin American countries have adopted debt conversion programs, pursuant to which investors may use external debt of a country, directly or indirectly, to make investments in local companies. The terms of the various programs vary from country to country, although each program includes significant restrictions on the application of the proceeds received in the conversion and on the remittance of profits on the investment and of the invested capital. Latin American Fund intends to acquire Sovereign Debt, as defined in the Prospectus, to hold and trade in appropriate circumstances as described in the Prospectus, as well as to participate in Latin American debt conversion programs. The Sub-advisor will evaluate opportunities to enter into debt conversion transactions as they arise but does not currently intend to invest more than 5% of the Fund's assets in such programs.

PREMIUM SECURITIES

  Developing Markets Fund may invest in income securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. The Fund will not amortize the premium paid for such securities in calculating its net investment income. As a result, in such cases the purchase of such securities provides the Fund a higher level of investment income distributable to shareholders on a current basis than if the Fund purchased securities bearing current market rates of interest. If securities purchased by the Fund at a premium are called or sold prior to maturity, the Fund will realize a loss to the extent the call or sale price is less than the purchase price. Additionally, the Fund will realize a loss if it holds such securities to maturity.

INDEXED DEBT SECURITIES

  Developing Markets Fund may invest in debt securities issued by banks and other business entities not located in developing market countries that are indexed to certain specific foreign currency exchange rates, interest rates or other reference rates. The terms of such securities provide that their principal amount is adjusted upwards or downwards (but ordinarily not below zero) at maturity to reflect changes in the exchange rate between two currencies (or other rates) while the obligations are outstanding. While such securities offer the potential for an attractive rate of return, they also entail the risk of loss of principal. New forms of such securities continue to be developed. The Fund may invest in such securities to the extent consistent with its investment objectives.

STRUCTURED INVESTMENTS

  Developing Markets Fund may invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of Sovereign Debt. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

  Developing Markets Fund is permitted to invest in a class of Structured Investments that is either subordinated or not subordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments.

  Certain issuers of Structured Investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, Developing Markets Fund's investment in these Structured Investments may be limited by the restrictions contained in the 1940 Act described above under "Investment Objectives and Policies -- Investments in Other Investment Companies." Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments.

STRIPPED INCOME SECURITIES

  Developing Markets Fund may invest a portion of its assets in stripped income securities, which are obligations representing an interest in all or a portion of the income or principal components of an underlying or related security, a pool of securities or other assets. In the most extreme case, one class will receive all of the interest (the "interest only class" or the "IO class"), while the other class will receive all of the principal (the "principal-only class" or the "PO class"). The market values of stripped income securities tend to be more volatile in response to changes in interest rates than are conventional income securities.

FLOATING AND VARIABLE RATE INCOME SECURITIES

  Developing Markets Fund may invest a portion of its assets in floating or variable rate income securities. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank's prime rate, a certificate of deposit rate or the London Inter Bank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rates or other commodities. The amount by which the rate paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

SWAPS, CAPS, FLOORS AND COLLARS

  Developing Markets Fund may enter into interest rate, currency and index swaps and may purchase or sell related caps, floors and collars and other derivative instruments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a technique for managing the portfolio's duration (i.e., the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and will not sell interest rate caps, floors or collars if it does not own securities or other instruments providing an income stream roughly equivalent to what the Fund may be obligated to pay.

  Interest rate swaps involve the exchange by Developing Markets Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices.

  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

                    OPTIONS, FUTURES AND CURRENCY STRATEGIES

SPECIAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES

  The use of options, futures contracts and forward currency contracts ("Forward Contracts") involves special considerations and risks, as described below. Risks pertaining to particular instruments are described in the sections that follow.

          (1) Successful use of most of these instruments depends upon the Sub-advisor's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. While the Sub-advisor is experienced in the use of these instruments, there can be no assurance that any particular strategy adopted will succeed.

          (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of the investments being hedged. For example, if the value of an instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which the hedging instrument is traded. The effectiveness of hedges using hedging instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.

          (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because the Sub-advisor projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

          (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("contra party") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Funds.

WRITING CALL OPTIONS

  Each Fund may write (sell) call options on securities, indices and currencies. Call options generally will be written on securities and currencies that, in the opinion of the Sub-advisor are not expected to make any major price moves in the near future but that, over the long term, are deemed to be attractive investments for a Fund.

  A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until (American Style) or on (European Style) a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold.

  Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund's investment objective. When writing a call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, a Fund has no control over when it may be required to sell the underlying securities or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency, which will be increased or offset by the premium received. The Funds do not consider a security or currency covered by a call option to be "pledged" as that term is used in the Funds' policies that limit the pledging or mortgaging of their assets.

  Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the security or currency at less than its market value.

  The premium that a Fund receives for writing a call option is deemed to constitute the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period. In determining whether a particular call option should be written, the Sub-advisor will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.

  Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both.

  Each Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity normally are higher than those applicable to purchases and sales of portfolio securities.

  The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, a Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

  A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from writing the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

WRITING PUT OPTIONS

  Each Fund may write put options on securities, indices and currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. The operation of put options in other respects, including their related risks and rewards, is identical substantially to that of call options.

  A Fund generally would write put options in circumstances where the Sub-advisor wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event, the Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premium received.

  Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to sell the security or currency at more than its market value.

PURCHASING PUT OPTIONS

  Each Fund may purchase put options on securities, indices and currencies. As the holder of a put option, a Fund would have the right to sell the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

  A Fund may purchase a put option on an underlying security or currency ("protective put") owned by the Fund to protect against an anticipated decline in the value of the security or currency. Such protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. The premium paid for the put option and any transaction costs would reduce any profit otherwise available for distribution when the security or currency is eventually sold.

  A Fund also may purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

PURCHASING CALL OPTIONS

  Each Fund may purchase call options on securities, indices and currencies. As the holder of a call option, a Fund would have the right to purchase the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

  Call options may be purchased by a Fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable the Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique also may be useful to a Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

  A Fund also may purchase call options on underlying securities or currencies it owns to avoid realizing losses that would result in a reduction of its current return. For example, where a Fund has written a call option on an underlying security or currency having a current market value below the price at which it purchased the security or currency, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security or currency. Accordingly, the Fund could purchase a call option on the same underlying security or currency, which could be exercised to fulfill the Fund's delivery obligations under its written call (if it is exercised). This strategy could allow the Fund to avoid selling the portfolio security or currency at a time when it has an unrealized loss; however, the Fund would have to pay a premium to purchase the call option plus transaction costs.

  Aggregate premiums paid for put and call options will not exceed 5% of a Fund's total assets at the time of purchase.

  Each Fund may attempt to accomplish objectives similar to those involved in its use of Forward Contracts by purchasing put or call options on currencies. A put option gives a Fund as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration date. A call option gives a Fund as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Fund might purchase a currency put option, for example, to protect itself against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which a Fund anticipates purchasing securities.

  Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

  The staff of the SEC considers purchased OTC options to be illiquid securities. A Fund may also sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

  A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party or by a transaction in the secondary market if any such market exists. Although each Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Funds will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

INDEX OPTIONS

  Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier, if the closing level is less than the exercise price.

  The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

  Even if a Fund could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund, as the call writer, will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

  If a Fund purchases an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

INTEREST RATE, CURRENCY AND STOCK INDEX FUTURES

  Each Fund may enter into interest rate or currency futures contracts, and may enter into stock index futures contracts (collectively, "Futures" or "Futures Contracts"), as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. A Fund's transactions may include sales of Futures as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates and stock prices.

  A Fund will only enter into Futures Contracts that are traded on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange.

  Although techniques other than sales and purchases of Futures Contracts could be used to reduce a Fund's exposure to interest rate, currency exchange rate and stock market fluctuations, a Fund may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

  A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (security or currency) for a specified price at a designated date, time and place. An index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading on the contract and the price at which the Futures Contract is originally struck; no physical delivery of the securities comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

  Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts are usually closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

  As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Deutschemarks on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of another Futures Contract of September Deutschemarks on the same exchange. In such instance the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

  Each Fund's Futures transactions will be entered into for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

  "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure a Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be modified significantly from time to time by the exchange during the term of the Futures Contract.

  Subsequent payments, called "variation margin," to and from the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

  Risks of Using Futures Contracts. The prices of Futures Contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and currency exchange rates, and in stock market movements, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

  There is a risk of imperfect correlation between changes in prices of Futures Contracts and prices of the securities or currencies in a Fund's portfolio being hedged. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest or currency rate trends.

  Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to

150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract.

  Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract and options on Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract or option may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract or option, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract and option prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some traders to substantial losses.

  If a Fund were unable to liquidate a Futures or option on Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

  Certain characteristics of the Futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the Futures and options on Futures markets are subject to daily variation margin calls and might be compelled to liquidate Futures or options on Futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the Futures or options and the investments being hedged. Also, because initial margin deposit requirements in the Futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the Futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the Futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

OPTIONS ON FUTURES CONTRACTS

  Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account, which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities, currencies or index upon which the Futures Contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

  The purchase of call options on Futures can serve as a long hedge, and the purchase of put options on Futures can serve as a short hedge. Writing call options on Futures can serve as a limited short hedge, and writing put options on Futures can serve as a limited long hedge, using a strategy similar to that used for writing options on securities, foreign currencies or indices.

  If a Fund writes an option on a Futures Contract, it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures Contracts. Premiums received from the writing of an option on a Futures Contract are included in the initial margin deposit.

  A Fund may seek to close out an option position by selling an option covering the same Futures Contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

LIMITATIONS ON USE OF FUTURES, OPTIONS ON FUTURES AND CERTAIN OPTIONS ON CURRENCIES

  To the extent that a Fund enters into Futures Contracts, options on Futures Contracts, and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. In general, a call option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract exceeds the strike, i.e., exercise, price of the call; a put option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract is exceeded by the strike price of the put. This guideline may be modified by the Trust's Board of Trustees without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

FORWARD CONTRACTS

  A Forward Contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the Forward Contract. The Fund may also, if its contra party agrees, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.

  A Fund engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in a foreign currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, the Fund might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the Fund might purchase a currency forward to "lock in" the price of securities denominated in that currency that it anticipates purchasing.

  Forward Contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement and no commissions are charged at any stage for trades. Each Fund will enter into such Forward Contracts with major U.S. or foreign banks and securities or currency dealers in accordance with the guidelines approved by the Trust's Board of Trustees.

  Each Fund may enter into Forward Contracts either with respect to specific transactions or with respect to the Fund's portfolio positions. The precise matching of the Forward Contract amounts and the value of specific securities generally will not be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the Forward Contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be predicted accurately, causing a Fund to sustain losses on these contracts and transaction costs.

  At or before the maturity of a Forward Contract requiring a Fund to sell a currency, the Fund either may sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract, if its contra party agrees, entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

  The cost to a Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts usually are entered into on a principal basis, no fees or commissions are involved. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while Forward Contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

FOREIGN CURRENCY STRATEGIES -- SPECIAL CONSIDERATIONS

  Each Fund may use options on foreign currencies, Futures on foreign currencies, options on Futures on foreign currencies and Forward Contracts to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

  A Fund might seek to hedge against changes in the value of a particular currency when no Futures Contract, Forward Contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, a Fund may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which the Sub-advisor believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

  The value of Futures Contracts, options on Futures Contracts, Forward Contracts, and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of Futures Contracts, Forward Contracts or options, a Fund could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

  There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or Futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Futures contracts or options until they reopen.

  Settlement of Futures Contracts, Forward Contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

COVER

  Transactions using Forward Contracts, Futures Contracts and options (other than options purchased by a Fund) expose the Fund to an obligation to another party. No Fund will enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, Forward Contracts or Futures Contracts, or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities.

  Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Forward Contract, Futures Contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets are used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

                                  RISK FACTORS

ILLIQUID SECURITIES

  Developing Markets Fund and Emerging Markets Fund each may invest up to 15% of its net assets, and Latin American Fund up to 10% of its net assets, in illiquid securities. Securities may be considered illiquid if a Fund cannot reasonably expect within seven days to sell the security for approximately the amount at which the Fund values such securities. The sale of illiquid securities, if they can be sold at all, generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than the sale of liquid securities, such as securities eligible for trading on U.S. securities exchanges or in the over-the-counter markets. Moreover, restricted securities which may be illiquid for purposes of this limitation, often sell, if at all, at a price lower than similar securities that are not subject to restrictions on resale.

  Illiquid securities include those that are subject to restrictions contained in the securities laws of other countries. However, securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

  Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933, as amended ("1933 Act"), including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

  Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices.

  With respect to liquidity determinations generally, the Trust's Board of Trustees has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the 1933 Act, are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to the Sub-advisor in accordance with procedures approved by the Board. The Sub-advisor takes into account a number of factors in reaching liquidity decisions, including (i) the frequency of trading in the security, (ii) the number of dealers who make quotes for the security,
(iii) the number of dealers who have undertaken to make a market in the security, (iv) the number of other potential purchasers and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). The Sub-advisor monitors the liquidity of securities in each Fund's portfolio and periodically reports such determinations to the Board. If the liquidity percentage restriction of a Fund is satisfied at the time of investment, a later increase in the percentage of illiquid securities held by the Fund resulting from a change in market value or assets will not constitute a violation of that restriction. If as a result of a change in market value or assets, the percentage of illiquid securities held by a Fund increases above the applicable limit, the Sub-advisor will take appropriate steps to bring the aggregate amount of illiquid assets back within the prescribed limitations as soon as reasonably practicable, taking into account the effect of any disposition on the Fund.

FOREIGN SECURITIES

  Political, Social and Economic Risks. Investing in securities of non-U.S. companies may entail additional risks due to the potential political, social and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

  In addition, even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

  Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of Latin American countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by the Funds. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Funds will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Funds could lose their entire investment in such countries. The Funds' investments would similarly be adversely affected by exchange control regulation in any of those countries.

  Religious and Ethnic Stability. Certain countries in which the Funds may invest may have groups that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of a Fund's investment in those countries. Instability may also result from, among other things, (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means, (ii) popular unrest associated with demands for improved political, economic and social conditions and (iii) hostile relations with neighboring or other countries. Such political, social and economic instability could disrupt the principal financial markets in which the Funds invest and adversely affect the value of the Funds' assets.

  Foreign Investment Restrictions. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Funds. For example, certain countries require prior governmental approval before investments by foreign persons may be made or may limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. If there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

  Non-Uniform Corporate Disclosure Standards and Governmental Regulation. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ in some cases significantly from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the securities held by the Funds will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning most foreign issuers of securities held by the Funds than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Sub-advisor will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers. Issuers of securities on foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as restrictions on market manipulation, insider trading rules, shareholder proxy requirements and timely disclosure of information. In addition, for companies that keep accounting records in local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits.

  Currency Fluctuations. Because the Funds, under normal circumstances, each will invest a substantial portion of its total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of each Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of that Fund. Moreover, if the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements.

  The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.

  Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to sell that currency to the dealer.

  Certain Latin American countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds' interests in securities denominated in such currencies.

  Adverse Market Characteristics. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities markets and brokers generally are subject to less governmental supervision and regulation than in the United States and foreign securities transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Funds are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Sub-advisor will consider such difficulties when determining the allocation of the Funds' assets, although the Sub-advisor does not believe that such difficulties will have a material adverse effect on the Funds' portfolio trading activities.

  Each Fund may use foreign custodians, which may involve risks in addition to those related to the use of U.S. custodians. Such risks include uncertainties relating to (i) determining and monitoring the financial strength, reputation and standing of the foreign custodian, (ii) maintaining appropriate safeguards to protect a Fund's investments and (iii) possible difficulties in obtaining and enforcing judgments against such custodians.

  A high proportion of the shares of many Latin American companies may be held by a limited number of persons, which may further limit the number of shares available for investment by the Funds, particularly the Latin American Fund. A limited number of issuers in most, if not all, Latin American securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of Latin American securities markets also may affect a Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, certain Latin American securities markets, including those of Argentina, Brazil, Chile and Mexico, are susceptible to being influenced by large investors trading significant blocks of securities or by large dispositions of securities resulting from the failure to meet margin calls when due.

  The high volatility of certain Latin American securities markets is evidenced by dramatic movements in the Brazilian and Mexican markets in recent years. This market volatility may result in greater volatility in a Fund's net asset value than would be the case for companies investing in domestic securities. If a Fund were to experience unexpected net redemptions, it could be forced to sell securities in its portfolio without regard to investment merit, thereby decreasing the asset base over which Fund expenses can be spread and possibly reducing the Fund's rate of return.

  Withholding Taxes. Each Fund's net investment income from securities of foreign issuers may be subject to withholding taxes by the foreign issuer's country, thereby reducing that income or delaying the receipt of income where those taxes may be recaptured. See "Taxes."

  Concentration. To the extent a Fund invests a significant portion of its assets in securities of issuers located in a particular country or region of the world, it may be subject to greater risks and may experience greater volatility than a fund that is more broadly diversified geographically.

  Special Considerations Affecting Emerging Markets. Investing in equity securities of companies in emerging markets may entail greater risks than investing in equity securities in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility;
(iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

  Investing in the securities of companies in emerging markets, including the markets of Latin America and certain Asian markets such as Taiwan, Malaysia and Indonesia, may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

  Emerging securities markets such as the markets of Latin America are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value in issuers compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. In addition, securities traded in certain emerging markets may be subject to risks due to the inexperience of financial intermediaries, a lack of modern technology, the lack of a sufficient capital base to expand business operations, and the possibility of permanent or temporary termination of trading.

  Settlement mechanisms in emerging securities markets may be less efficient and reliable than in more developed markets. In such emerging securities there may be share registration and delivery delays or failures.

  Many emerging market countries including countries in Latin America have experienced substantial, and in some periods extremely high, rates of inflation for many years. This has, in turn lead to high interest rates, extreme measures by governments to keep inflation in check and a generally debilitating effect on economic growth. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries including countries in Latin America.

  Special Considerations Affecting Russia and Eastern European Countries. Investing in Russia and Eastern European countries involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets and should be considered highly speculative. Such risks include the following: (1) delays in settling portfolio transactions and risk of loss arising out of the system of share registration and custody; (2) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgement; (3) pervasiveness of corruption and crime in the economic system; (4) currency exchange rate volatility and the lack of available currency hedging instruments; (5) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation) and high unemployment; (6) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the ability of Developing Markets Fund and Emerging Markets Fund to exchange local currencies for U.S. dollars; (7) political instability and social unrest and violence; (8) the risk that the governments of Russia and Eastern European countries may decide not to continue to support the economic reform programs implemented recently and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed when such countries had a communist form of government; (9) the financial condition of companies in these countries, including large amounts of inter-company debt which may create a payments crisis on a national scale; (10) dependency on exports and the corresponding importance of international trade; (11) the risk that the tax system in these countries will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (12) the underdeveloped nature of the securities markets.

  Special Considerations Affecting Pacific Region Countries. Certain of the risks associated with international investments are heightened for investments in Pacific region countries. For example, some of the currencies of Pacific region countries have experienced steady devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain countries, such as India, face serious exchange constraints.

  Many of the Asia Pacific region countries may be subject to a greater degree of social, political and economic instability than is the case in the United States. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, and changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the principal financial markets in which Developing Markets Fund and Emerging Markets Fund invest and adversely affect the value of such Funds' assets. In addition, asset expropriations or future confiscatory levels of taxation possibly may affect the Funds.

  Several of the Asia Pacific region countries have, or in the past have had, hostile relationships with neighboring nations or have experienced internal insurgency. Thailand has experienced border conflicts with Laos and Cambodia, and India is engaged in border disputes with several of its neighbors, including China and Pakistan. An uneasy truce exists between North Korea and South Korea, and the recurrence of hostilities remains possible. Reunification of North Korea and South Korea could have a detrimental effect on the economy of South Korea. Also, China continues to claim sovereignty over Taiwan and recently has conducted military maneuvers near Taiwan.

  The economies of most of the Asia Pacific region countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asia Pacific region countries. In addition, the economies of some of the Asia Pacific region countries, Australia and Indonesia, for example, are vulnerable to weakness in world prices for their commodity exports, including crude oil.

  China recently assumed sovereignty over Hong Kong in July 1997. Although China has committed by treaty to preserve the economic and social freedoms enjoyed in Hong Kong for fifty years, the continuation of the current form of the economic system in Hong Kong will depend on the actions of the government of China. In addition, such assumption of sovereignty has increased sensitivity in Hong Kong to political developments and statements by public figures in China. Business confidence in Hong Kong, therefore, can be significantly affected by such developments and statements, which in turn can affect markets and business performance.

  In addition, there is a continuing risk that the Hong Kong dollar will be devalued and a risk of possible loss of investor confidence in the Hong Kong markets and dollar. However, factors exist that are likely to mitigate this risk. First, China has stated its intention to implement a "one country, two systems" policy, which would preserve monetary sovereignty and leave control in the hands of the Hong Kong Monetary Authority ("HKMA").

  Second, fixed rate parity with the U.S. dollar is seen as critical to maintaining investors' confidence in the transition to Chinese rule, and, therefore, it is anticipated that, if international investors lose confidence in Hong Kong dollar assets, the HKMA would intervene to support the currency, though such intervention cannot be assured. Third, Hong Kong's and China's sizable combined foreign exchange reserve may be used to support the value of the Hong Kong dollar, provided that China does not appropriate such reserves for other uses, which is not anticipated but cannot be assured. Finally, China would be likely to experience significant adverse political and economic consequences if confidence in the Hong Kong dollar and the territory assets were to be endangered.

  Special Considerations Affecting Latin American Countries. Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries. Certain Latin American countries are also among the largest debtors to commercial banks and foreign governments. At times certain Latin American countries have declared moratoria on the payment of principal and/or interest on external debt. In addition, certain Latin American securities markets have experienced high volatility in recent years.

  Latin American countries may also close certain sectors of their economies to equity investments by foreigners. Further due to the absence of securities markets and publicly owned corporations and due to restrictions on direct investment by foreign entities, investments may only be made in certain Latin American countries solely or primarily through governmentally approved investment vehicles or companies.

  Certain Latin American countries may have managed currencies that are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994, the value of the Mexican peso lost more than one-third of its value relative to the U.S. dollar.

  It should be noted that some Latin American countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. For instance, at present, capital invested directly in Chile cannot under most circumstances be repatriated for at least one year. The Funds, particularly Latin American Fund, could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

  Sovereign Debt. Sovereign Debt generally offers high yields, reflecting not only perceived credit risk, but also the need to compete with other local investments in domestic financial markets. Certain Latin American countries are among the largest debtors to commercial banks and foreign governments. A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy towards the International Monetary Fund and the political constraints to which a sovereign debtor may be subject. Sovereign debtors may default on their Sovereign Debt. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due, may result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

  In recent years, some of the Latin American countries in which the Funds expect to invest have encountered difficulties in servicing their Sovereign Debt. Some of these countries have withheld payments of interest and/or principal of Sovereign Debt. These difficulties have also led to agreements to restructure external debt obligations -- in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of Sovereign Debt may be requested to participate in similar reschedulings of such debt.

  The ability of Latin American governments to make timely payments on their Sovereign Debt is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

  The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Fund's investments. The countries issuing such instruments are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Sub-advisor intends to manage each Fund's portfolio in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Funds to suffer losses of interest or principal on any of their holdings.

  Periods of economic uncertainty may result in the volatility of market prices of Sovereign Debt and in turn, a Fund's net asset value, to a greater extent than the volatility inherent in domestic securities. The value of Sovereign Debt will likely vary inversely with changes in prevailing interest rates, which are subject to considerable variance in the international market. If a Fund were to experience unexpected net redemptions, it may be forced to sell Sovereign Debt in its portfolio without regard to investment merit, thereby decreasing its asset base over which Fund expenses can be spread and possibly reducing its rate of return.

                             INVESTMENT LIMITATIONS

DEVELOPING MARKETS FUND

  Developing Markets Fund has adopted the following investment limitations as fundamental policies which (unless otherwise noted) may not be changed without approval of a majority of the Fund's outstanding shares.

  Developing Markets Fund may not:

          (1) issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of Developing Markets Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes;

          (2) purchase any security if, as a result of that purchase, 25% or more of Developing Markets Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

          (3) engage in the business of underwriting securities of other issuers, except to the extent that Developing Markets Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

          (4) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that Developing Markets Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

          (5) purchase or sell physical commodities, but Developing Markets Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

          (6) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

  Notwithstanding any other investment policy, Developing Markets Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

  For purposes of the concentration policy of Developing Markets Fund contained in limitation (2) above, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any one single foreign government, or by all supranational organizations in the aggregate, are considered to be securities of issuers in the same industry.

  In addition, to comply with federal tax requirements for qualification as a "regulated investment company" ("RIC"), Developing Markets Fund's investments will be limited so that, at the close of each quarter of its taxable year, (a) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer and (b) at least 50% of the value of its total assets is represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the issuer's outstanding voting securities ("Diversification Requirements"). These tax-related limitations may be changed by the Trust's Board of Trustees to the extent necessary to comply with changes to applicable tax requirements.

  The following investment policy of Developing Markets Fund is not a fundamental policy and may be changed by vote of the Trust's Board of Trustees without shareholder approval: Developing Markets Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

  Investors should refer to the Developing Markets Fund's Prospectus for further information with respect to the Developing Markets Fund's investment objective, which may not be changed without the approval of its shareholders, and other investment policies, techniques and limitations, which may be changed without shareholder approval.

EMERGING MARKETS FUND

  Emerging Markets Fund has adopted the following investment limitations as fundamental policies which (unless otherwise noted) may not be changed without approval of a majority of the Fund's outstanding shares.

  Emerging Markets Fund may not:

          (1) Purchase any security if, as a result of that purchase, 25% or more of Emerging Markets Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

          (2) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that Emerging Markets Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

          (3) Purchase or sell physical commodities, but Emerging Markets Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

          (4) Engage in the business of underwriting securities of other issuers, except to the extent that Emerging Markets Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

          (5) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

          (6) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of Emerging Markets Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; or

          (7) Purchase securities of any one issuer if, as a result, more than 5% of Emerging Markets Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies.

  Notwithstanding any other investment policy, Emerging Markets Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

  For purposes of Emerging Markets Fund's concentration policy contained in limitation (1) above, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organizations in the aggregate are considered to be securities of issuers in the same industry.

  The following operating policies of Emerging Markets Fund are not fundamental policies and may be changed by vote of the Trust's Board of Trustees without shareholder approval. Emerging Markets Fund may not:

          (1) Invest in securities of an issuer if the investment would cause Emerging Markets Fund to own more than 10% of any class of securities of any one issuer;

          (2) Invest in companies for the purpose of exercising control or management;

          (3) Enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of Emerging Markets Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into;

          (4) Borrow money except for temporary or emergency purposes (not for leveraging) not in excess of 33 1/3% of the value of Emerging Markets Fund's total assets, except that the Fund may purchase securities when outstanding borrowings represent less than 5% of the Fund's assets;

          (5) Purchase securities on margin, provided that Emerging Markets Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

          (6) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

  Investors should refer to the Emerging Markets Fund's Prospectus for further information with respect to the Emerging Markets Fund's investment objective, which may not be changed without the approval of its shareholders, and other investment policies, techniques and limitations, which may be changed without shareholder approval.

LATIN AMERICAN FUND

  Latin American Fund has adopted the following investment limitations as fundamental policies which (unless otherwise noted) may not be changed without approval of a majority of the Fund's outstanding shares.

  Latin American Fund may not:

          (1) Purchase any security if, as a result of that purchase, 25% or more of Latin American Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

          (2) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that Latin American Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

          (3) Engage in the business of underwriting securities of other issuers, except to the extent that Latin American Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

          (4) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

          (5) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of Latin American Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; or

          (6) Purchase or sell physical commodities, but Latin American Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

  Notwithstanding any other investment policy, Latin American Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

  For purposes of Latin American Fund's concentration policy contained in limitation (1), above, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government are considered to be securities of issuers in the same industry.

  The following operating policies of Latin American Fund are not fundamental policies and may be changed by vote of the Trust's Board of Trustees without shareholder approval. Latin American Fund may not:

          (1) Invest in securities of an issuer if the investment would cause Latin American Fund to own more than 10% of any class of securities of any one issuer;

          (2) Invest in companies for the purpose of exercising control or management;

          (3) Invest more than 10% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market;

          (4) Enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of Latin American Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into;

          (5) Make any additional investments while borrowings exceed 5% of Latin American Fund's total assets;

          (6) Purchase securities on margin, provided that Latin American Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

          (7) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

  Latin American Fund has the authority to invest up to 10% of its total assets in shares of other investment companies pursuant to the 1940 Act. The Fund may not invest more than 5% of its total assets in any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company.

  Investors should refer to the Latin American Fund's Prospectus for further information with respect to the Latin American Fund's investment objective, which may not be changed without the approval of its shareholders, and other investment policies, techniques and limitations, which may be changed without shareholder approval.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

  Subject to policies established by the Trust's Board of Trustees, the Sub-advisor is responsible for the execution of each Fund's portfolio transactions and the selection of broker/dealers who execute such transactions on behalf of the Funds. In executing portfolio transactions, the Sub-advisor seeks the best net results for each Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Although the Sub-advisor generally seeks reasonably competitive commission rates and spreads, payment of the lowest commission or spread is not necessarily consistent with the best net results. While the Funds may engage in soft dollar arrangements for research services, as described below, the Funds have no obligation to deal with any broker/dealer or group of broker/dealers in the execution of portfolio transactions.

  Debt securities generally are traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. U.S. and foreign government securities and money market instruments generally are traded in the OTC markets. In underwritten offerings, securities usually are purchased at a fixed price which includes an amount of compensation to the underwriter. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. Broker/dealers may receive commissions on futures, currency and options transactions.

  Consistent with the interests of each Fund, the Sub-advisor may select brokers to execute a Fund's portfolio transactions, on the basis of the research and brokerage services they provide to the Sub-advisor for its use in managing the Fund and its other advisory accounts. Such services may include furnishing analyses, reports and information concerning issuers, industries, securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services received from such brokers are in addition to, and not in lieu of, the services required to be performed by the Sub-advisor under the investment management and administration contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-advisor determines in good faith that such commission is reasonable in terms either of that particular transaction or the overall responsibility of the Sub-advisor to a Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits it received over the long term. Research services may also be received from dealers who execute Fund transactions in OTC markets.

  The Sub-advisor may allocate brokerage transactions to broker/dealers who have entered into arrangements under which the broker/dealer allocates a portion of the commissions paid by a Fund toward payment of the Fund's expenses, such as transfer agent and custodian fees.

  Investment decisions for each Fund and for other investment accounts managed by the Sub-advisor are made independently of each other in light of differing conditions. However, the same investment decision occasionally may be made for two or more of such accounts including the Funds. In such cases, simultaneous transactions may occur. Purchases or sales are then allocated as to price or amount in a manner deemed fair and equitable to all accounts involved. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases, the Sub-advisor believes that coordination and the ability to participate in volume transactions will be beneficial to that Fund.

  Under a policy adopted by the Trust's Board of Trustees, and subject to the policy of obtaining the best net results, the Sub-advisor may consider a broker/dealer's sale of the shares of a Fund and the other funds for which AIM or the Sub-advisor serves as investment manager in selecting brokers and dealers for the execution of portfolio transactions. This policy does not imply a commitment to execute portfolio transactions through all broker/dealers that sell shares of the Funds and such other funds.

  Each Fund contemplates purchasing most foreign equity securities in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commissions on U.S. transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

  Foreign equity securities may be held by each Fund in the form of ADRs, ADSs, EDRs, GDRs, CDRs or securities convertible into foreign equity securities. ADRs, ADSs, EDRs, GDRs and CDRs may be listed on stock exchanges, or traded in the OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which a Fund may invest generally are traded in the OTC markets.

  Each Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through certain companies affiliated with AIM or the Sub-advisor. The Trust's Board of Trustees has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which they are operating. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

  The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of a Fund, provided the conditions of an exemptive order received by the Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to another AIM Fund provided the Funds follow procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

  For the fiscal years ended December 31, 1997, 1996 and 1995, the Predecessor Fund paid aggregate brokerage commissions of $2,212,022, $1,580,879 and $1,311,090, respectively. For the fiscal years ended October 31, 1997, 1996 and 1995, Emerging Markets Fund paid aggregate brokerage commissions of $3,274,528, $3,648,347 and $3,307,402, respectively. For the fiscal years ended October 31, 1997, 1996 and 1995, Latin American Fund paid aggregate brokerage commissions of $2,719,660, $2,094,634 and $891,513, respectively.

PORTFOLIO TRADING AND TURNOVER

  Each Fund engages in portfolio trading when the Sub-advisor has concluded that the sale of a security owned by the Fund and/or the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value, or a security may be purchased in anticipation of a market rise. Consistent with each Fund's investment objective, a security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities. Although none of the Funds generally intends to trade for short-term profits, the securities in a Fund's portfolio will be sold whenever management believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by a Fund's average month-end portfolio values, excluding short-term investments. The portfolio turnover rate will not be a limiting factor when the Sub-advisor deems portfolio changes appropriate. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs that a Fund will bear directly and may result in the realization of net capital gains that are taxable when distributed to that Fund's shareholders. For the fiscal years ended December 31, 1997 and 1996, the Predecessor Fund's portfolio turnover rates were 184% and

138%, respectively. For the fiscal years ended October 31, 1997 and 1996, Emerging Markets Fund's portfolio turnover rates were 150% and 104%, respectively. Latin American Fund's portfolio turnover rates for the fiscal years ended October 31, 1997 and 1996 were 130% and 101%, respectively.

                                   MANAGEMENT

TRUSTEES AND EXECUTIVE OFFICERS

  The Trust's Trustees and Executive Officers are listed below. Unless otherwise indicated, the address of each Executive Officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

   NAME, ADDRESS AND AGE     POSITIONS HELD WITH REGISTRANT   PRINCIPAL OCCUPATION WITH REGISTRANT
   ---------------------     ------------------------------   ------------------------------------
 *ROBERT H. GRAHAM (51)      Trustee, Chairman of the Board  Director, President and Chief Executive
                             and President                   Officer, A I M Management Group Inc.;
                                                             Director and President, A I M Advisors,
                                                             Inc.; Director and Senior Vice
                                                             President, A I M Capital Management,
                                                             Inc., A I M Distributors, Inc., A I M
                                                             Fund Services, Inc. and Fund Management
                                                             Company; and Director, AMVESCAP PLC.
 C. DEREK ANDERSON (57)      Trustee                         President, Plantagenet Capital
 220 Sansome Street                                          Management, LLC (an investment
 Suite 400                                                   partnership); Chief Executive Officer,
 San Francisco, CA 94104                                     Plantagenet Holdings, Ltd. (an
                                                             investment banking firm); Director,
                                                             Anderson Capital Management, Inc. since
                                                             1988; Director, PremiumWear, Inc.
                                                             (formerly Munsingwear, Inc.) (a casual
                                                             apparel company); Director, "R" Homes,
                                                             Inc. and various other companies; and
                                                             Trustee, each of the other investment
                                                             companies registered under the 1940 Act
                                                             that is sub-advised or sub-
                                                             administered by the Sub-advisor.
 FRANK S. BAYLEY (59)        Trustee                         Partner, law firm of Baker & McKenzie;
 Two Embarcadero Center                                      Director and Chairman, C.D. Stimson
 Suite 2400                                                  Company (a private investment company);
 San Francisco, CA 94111                                     and Trustee, each of the other
                                                             investment companies registered under
                                                             the 1940 Act that is sub-advised or
                                                             sub-administered by the Sub-advisor.
 ARTHUR C. PATTERSON (54)    Trustee                         Managing Partner, Accel Partners (a
 428 University Avenue                                       venture capital firm); Director,
 Palo Alto, CA 94301                                         Viasoft and PageMart, Inc. (both public
                                                             software companies) and several other
                                                             privately held software and
                                                             communications companies; and Trustee,
                                                             each of the other investment companies
                                                             registered under the 1940 Act that is
                                                             sub-advised or sub-administered by the
                                                             Sub-advisor.

---------------

*A Trustee who is an "interested person" of the Trust and A I M Advisors, Inc., as defined in the 1940 Act.

   NAME, ADDRESS AND AGE     POSITIONS HELD WITH REGISTRANT   PRINCIPAL OCCUPATION WITH REGISTRANT
   ---------------------     ------------------------------   ------------------------------------
 RUTH H. QUIGLEY (63)        Trustee                         Private investor; President, Quigley
 1055 California Street                                      Friedlander & Co., Inc. (a financial
 San Francisco, CA 94108                                     advisory services firm) from 1984 to
                                                             1986; and Trustee, each of the other
                                                             investment companies registered under
                                                             the 1940 Act that is sub-advised or
                                                             sub-administered by the Sub-advisor.
 +JOHN J. ARTHUR (53)        Vice President                  Director, Senior Vice President and
                                                             Treasurer, A I M Advisors, Inc.; Vice
                                                             President and Treasurer, A I M
                                                             Management Group Inc., A I M Capital
                                                             Management, Inc., A I M Distributors,
                                                             Inc., A I M Fund Services, Inc. and
                                                             Fund Management Company.
 KENNETH W. CHANCEY (53)     Vice President and Principal    Senior Vice President -- Mutual Fund
 50 California Street        Accounting Officer              Accounting, the Sub-advisor since 1997;
 San Francisco, CA 94111                                     Vice President -- Mutual Fund
                                                             Accounting, the Sub-advisor from 1992
                                                             to 1997.
 MELVILLE B. COX (54)        Vice President                  Vice President and Chief Compliance
                                                             Officer, A I M Advisors, Inc., A I M
                                                             Capital Management, Inc., A I M
                                                             Distributors, Inc., A I M Fund
                                                             Services, Inc. and Fund Management
                                                             Company.
 GARY T. CRUM (50)           Vice President                  Director and President, A I M Capital
                                                             Management, Inc.; Director and Senior
                                                             Vice President, A I M Management Group
                                                             Inc. and A I M Advisors, Inc.; and
                                                             Director, A I M Distributors, Inc. and
                                                             AMVESCAP PLC.
 HELGE K. LEE (52)           Vice President and Secretary    Chief Legal and Compliance
 50 California Street                                        Officer -- North America, the
 San Francisco, CA 94111                                     Sub-advisor since October 1997;
                                                             Secretary and Chief Legal and
                                                             Compliance Officer, INVESCO (NY) Asset
                                                             Management, Inc., INVESCO (NY), Inc.,
                                                             GT Global Investor Services, Inc. and
                                                             G.T. Insurance since August 1997;
                                                             Secretary and Chief Legal and
                                                             Compliance Officer, GT Global from
                                                             August 1997 to April 1998; Executive
                                                             Vice President of the Asset Management
                                                             Division of Liechtenstein Global Trust
                                                             AG, from October 1996 to May 1998;
                                                             Senior Vice President, General Counsel
                                                             and Secretary of INVESCO (NY) Asset
                                                             Management, Inc., INVESCO (NY), Inc.,
                                                             GT Global, GT Global Investor Services,
                                                             Inc. and G.T. Insurance from May 1994
                                                             to October 1996; and Senior Vice
                                                             President, General Counsel and
                                                             Secretary of Strong/Corneliuson
                                                             Management, Inc. and Secretary of each
                                                             of the Strong Funds from October 1991
                                                             to May 1994.

---------------

+Mr. Arthur and Ms. Relihan are married to each other.

   NAME, ADDRESS AND AGE     POSITIONS HELD WITH REGISTRANT   PRINCIPAL OCCUPATION WITH REGISTRANT
   ---------------------     ------------------------------   ------------------------------------
 +CAROL F. RELIHAN (43)      Vice President                  Director, Senior Vice President,
                                                             General Counsel and Secretary, A I M
                                                             Advisors, Inc.; Vice President, General
                                                             Counsel and Secretary, A I M Management
                                                             Group Inc.; Director, Vice President
                                                             and General Counsel, Fund Management
                                                             Company; Vice President and General
                                                             Counsel, A I M Fund Services, Inc.; and
                                                             Vice President, A I M Capital
                                                             Management, Inc. and A I M
                                                             Distributors, Inc.
 DANA R. SUTTON (39)         Vice President and Assistant    Vice President and Fund Controller,
                             Treasurer                       A I M Advisors, Inc.; and Assistant
                                                             Vice President and Assistant Treasurer,
                                                             Fund Management Company.

---------------

+Mr. Arthur and Ms. Relihan are married to each other.

  The Board of Trustees has a Nominating and Audit Committee, comprised of Miss Quigley and Messrs. Anderson, Bayley and Patterson, which is responsible for nominating persons to serve as Trustees, reviewing audits of the Trust and its funds and recommending firms to serve as independent auditors for the Trust. All of the Trust's Trustees also serve as directors or trustees of some or all of the other investment companies managed, administered or advised by AIM. All of the Trust's executive officers hold similar offices with some or all of the other investment companies managed, administered or advised by AIM. Each Trustee who is not a director, officer or employee of the Sub-advisor or any affiliated company is paid aggregate fees of $5,000 a year plus $300 per Fund for each meeting of the Board attended, and reimbursed travel and other expenses incurred in connection with attendance at such meetings. Other Trustees and Officers receive no compensation or expense reimbursement from the Trust. For the fiscal year ended October 31, 1997, Mr. Anderson, Mr. Bayley, Mr. Patterson and Miss Quigley, who are not directors, officers or employees of the Sub-advisor or any affiliated company, received total compensation of $38,650, $38,650, $27,850 and $38,650, respectively, from the Trust for their services as Trustees. For the fiscal year ended October 31, 1997, Mr. Anderson, Mr. Bayley, Mr. Patterson and Miss Quigley, who are not directors, officers or employees of the Sub-advisor or any other affiliated company, received total compensation of $117,304, $114,386, $88,350 and $111,688, respectively, from the investment companies managed or administered by AIM and sub-advised or sub-administered by the Sub-advisor for which he or she serves as a Director or Trustee. Fees and expenses disbursed to the Trustees contained no accrued or payable pension or retirement benefits. As of August 10, 1998, the Officers and Trustees and their families as a group owned in the aggregate beneficially or of record less than 1% of the outstanding shares of the Funds or of all the Trust's series in the aggregate.

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

  AIM serves as each Fund's investment manager and administrator under an investment management and administration contract ("Management Contract") between the Trust and AIM. The Sub-advisor serves as the sub-advisor and sub-administrator to each Fund under a sub-advisory and sub-administration contract between AIM and the Sub-advisor ("Sub-Management Contract," and together with the Management Contract, the "Management Contracts"). As investment managers and administrators, AIM and the Sub-advisor make all investment decisions for the Funds and administer each Fund's affairs. Among other things, AIM and the Sub-advisor furnish the services and pay the compensation and travel expenses of persons who perform the executive, administrative, clerical and bookkeeping functions of the Trust and the Funds, and provide suitable office space, necessary small office equipment and utilities.

  The Management Contracts for each Fund may be renewed for one-year terms, provided that any such renewal has been specifically approved at least annually by (i) the Trust's Board of Trustees, or by the vote of a majority of a Fund's outstanding voting securities (as defined in the 1940 Act) and (ii) a majority of Trustees who are not parties to the Management Contracts or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the specific purpose of voting on such approval. The Management Contracts provide that with respect to each Fund, the Trust or each of AIM or the Sub-advisor may terminate the Management Contracts without penalty upon sixty days' written notice. The Management Contracts terminate automatically in the event of their assignment (as defined in the 1940 Act).

  For the fiscal years ended October 31, 1997, 1996 and 1995, the Predecessor Fund of Developing Markets Fund paid investment management and administration fees to the Sub-advisor in the amounts of $7,383,823, $7,864,840 and $6,878,640, respectively. For the fiscal years ended October 31, 1997, 1996 and 1995, Emerging Markets Fund paid investment management and administration fees to the Sub-advisor in the amounts of $3,907,922, $4,883,626 and $5,410,744, respectively. For the fiscal years ended October 31, 1997, 1996 and 1995, Latin American Fund paid investment management and administration fees to the Sub-advisor in the amounts of $3,538,586, $3,365,375 and $3,913,429, respectively.

                             THE DISTRIBUTION PLANS

THE CLASS A PLAN

  The Trust has adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to the Class A shares of the Funds (the "Class A Plan"). The Class A Plan provides that the Class A shares pay 0.50% per annum of their average daily net assets as compensation to AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares. Of such amounts, each Fund pays a service fee of 0.25% of the average daily net assets attributable to Class A shares to selected dealers and other institutions which furnish continuing personal shareholder services to their customers who purchase and own Class A shares. Activities appropriate for financing under the Class A Plan include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class A Plan.

THE CLASS B PLAN

  The Trust has also adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of the Funds (the "Class B Plan", and collectively with the Class A Plan, the "Plans"). Under the Class B Plan, each Fund pays compensation to AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to Class B shares. Of such amount, each Fund pays a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected dealers and other institutions which furnish continuing personal shareholder services to their customers who purchase and own Class B shares. Amounts paid in accordance with the Class B Plan may be used to finance any activity primarily intended to result in the sale of Class B shares, including but not limited to printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class B Plan. AIM Distributors may transfer and sell its rights to payments under the Class B Plan in order to finance distribution expenditures in respect of Class B shares.

BOTH PLANS

  Pursuant to an incentive program, AIM Distributors may enter into agreements ("Shareholder Service Agreements") with investment dealers selected from time to time by AIM Distributors for the provision of distribution assistance in connection with the sale of the Funds' shares to such dealers' customers, and for the provision of continuing personal shareholder services to customers who may from time to time directly or beneficially own shares of the Funds. The distribution assistance and continuing personal shareholder services to be rendered by dealers under the Shareholder Service Agreements may include, but shall not be limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Funds; assisting customers in changing dividend options, account designations and addresses, and in enrolling in any of the several special investment plans offered in connection with the purchase of the Funds' shares; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in the Funds' shares; and providing such other information and services as the Funds or the customer may reasonably request.

  Under the Plans, in addition to the Shareholder Service Agreements authorizing payments to selected dealers, banks may enter into Shareholder Service Agreements authorizing payments under the Plans to be made to banks which provide services to their customers who have purchased shares. Services provided pursuant to Shareholder Service Agreements with banks may include some or all of the following: answering shareholder inquiries regarding the Funds; performing sub-accounting; establishing and maintaining shareholder accounts and records; processing customer purchase and redemption transactions; providing periodic statements showing a shareholder's account balance and the integration of such statements with those of other transactions and balances in the shareholder's other accounts serviced by the bank; forwarding applicable prospectuses, proxy statements, reports and notices to bank clients who hold Fund shares; and such other administrative services as the Funds reasonably may request, to the extent permitted by applicable statute, rule or regulation. Similar agreements may be permitted under the Plans for institutions which provide recordkeeping for and administrative services to 401(k) plans.

  Financial intermediaries and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another.

  Under a Shareholder Service Agreement, each Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement generally will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate of 0.25% of the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees calculated in this manner shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which each Fund's shares are held.

  Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD"). The Plans conform to rules of the NASD by limiting payments made to dealers and other financial institutions who provide continuing personal shareholder services to their customers who purchase and own shares of the Funds to no more than 0.25% per annum of the average daily net assets of the Funds attributable to the customers of such dealers or financial institutions, and by imposing a cap on the total sales charges, including asset based sales charges, that may be paid by the Funds and their respective classes.

  AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.

  Prior to June 1, 1998, the Trust had adopted a different Rule 12b-1 plan, that operated as a "reimbursement-type" plan (the "Prior Plan"). The information provided below relates to payments made under the Prior Plan, which provided for payments to GT Global Inc., the distributor of the Funds at the time the Prior Plan was in effect.

  For the fiscal year ended October 31, 1997, each Fund paid the following amounts under the Prior Plan:

                                                                            % OF CLASS
                                                                           AVERAGE DAILY
                                                                            NET ASSETS
                                                                         -----------------
                                                CLASS A      CLASS B     CLASS A   CLASS B
                                               ----------   ----------   -------   -------
Emerging Markets Fund........................  $  977,082   $2,022,092    .50%      1.00%
Latin American Growth Fund...................  $1,011,259   $1,587,737    .50%      1.00%
Developing Markets Fund(1)...................  $      N/A   $      N/A    .50%      1.00%

  Actual fees by category paid by each Fund with regard to the Class A shares during the year ended October 31, 1997 follows:

                                                    DEVELOPING        EMERGING     LATIN AMERICAN
                                                 MARKETS FUND(1)    MARKETS FUND    GROWTH FUND
                                                 ----------------   ------------   --------------
CLASS A
  Compensation to Underwriters to partially
     offset other marketing expenses...........       $ N/A           $195,416        $202,252
  Compensation to Dealers including finder's
     fees......................................       $ N/A           $781,666        $809,007

---------------

(1) The Developing Markets Fund adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to the Class A shares and Class B shares of the Fund on May 29, 1998.

  Actual fees by category paid by each Fund with regard to the Class B Shares during the year ended October 31, 1997 as follows:

                                                     DEVELOPING      EMERGING     LATIN AMERICAN
                                                    MARKETS FUND   MARKETS FUND    GROWTH FUND
                                                    ------------   ------------   --------------
CLASS B
  Compensation to Underwriters to partially offset
     upfront dealer commissions and other
     marketing costs..............................    N$/A          $1,516,569      $1,190,803
  Compensation to Dealers.........................    N$/A          $  505,523      $  396,934

  The Plans require AIM Distributors to provide the Board of Trustees at least quarterly with a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. The Board of Trustees reviews these reports in connection with their decisions with respect to the Plans.

  As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans ("Qualified Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the Trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of each Fund and their respective shareholders.

  The Plans do not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plans. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

  Unless terminated earlier in accordance with their terms, the Plans continue in effect until May 29, 1999 and each year thereafter, as long as such continuance is specifically approved at least annually by the Board of Trustees, including a majority of the Qualified Trustees.

  The Plans may be terminated by the vote of a majority of the Qualified Trustees, or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

  Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, it may be amended by the Trustees, including a majority of the Qualified Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Qualified Trustees is committed to the discretion of the Qualified Trustees. In the event the Class A Plan is amended in a manner which the Board of Trustees determines would materially increase the charges paid under the Class A Plan, the Class B shares of the Funds will no longer convert into Class A shares of the same Funds unless the Class B shares, voting separately, approve such amendment. If the Class B shareholders do not approve such amendment, the Board of Trustees will (i) create a new class of shares of the Funds which is identical in all material respects to the Class A shares as they existed prior to the implementation of the amendment and (ii) ensure that the existing Class B shares of the Funds will be exchanged or converted into such new class of shares no later than the date the Class B shares were scheduled to convert into Class A shares.

  The principal differences between the Class A Plan and the Class B Plan are:
(i) the Class A Plan allows payment to AIM Distributors or to dealers or financial institutions of up to 0.50% of average daily net assets of the Class A shares of each Fund, as compared to 1.00% of such assets of each Fund's Class B shares; (ii) the Class B Plan obligates the Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessor, GT Global, Inc. unless there has been a complete termination of the Class B Plan (as defined in such Plan) and (iii) the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

                                THE DISTRIBUTOR

  Information concerning AIM Distributors and the continuous offering of the Funds' shares is set forth in the Prospectus under the headings "How to Purchase Shares" and "Terms and Conditions of Purchase of the AIM Funds." Master Distribution Agreements with AIM Distributors relating to the Class A and Class B shares of the Funds were approved by the Board of Trustees on May 7, 1998. Both such Master Distribution Agreements are hereinafter collectively referred to as the "Distribution Agreements."

  The Distribution Agreements provide that AIM Distributors will bear the expenses of printing from the final proof and distributing the Funds' prospectuses and statements of additional information relating to public offerings made by AIM Distributors pursuant to the Distribution Agreements (other than those prospectuses and statements of additional information distributed to existing shareholders of the Fund), and any promotional or sales literature used by AIM Distributors or furnished by AIM Distributors to dealers in connection with the public offering of the Fund's shares, including expenses of advertising in connection with such public offerings. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

  AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B shares of the Funds at the time of such sales. Payments with respect to Class B shares will equal 4.0% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. AIM Distributors anticipates that it will require a number of years to recoup from Class B Plan payments the sales commissions paid to dealers and institutions in connection with sales of Class B shares. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

  The Trust (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreements on sixty (60) days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors and its predecessor; provided, however, that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments by the Fund of asset based distribution fees and service fees to AIM Distributors. Termination of the Class B Plan or Distribution Agreement does not affect the obligation of Class B shareholders to pay contingent deferred sales charges.

  The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by GT Global, Inc., the Trust's distributor prior to June 1, 1998, for the fiscal year ended October 31, 1997.

                                                                     1997
                                                              -------------------
                                                               SALES      AMOUNT
                                                              CHARGES    RETAINED
                                                              --------   --------
Emerging Markets Fund.......................................  $181,914   $39,500
Latin American Growth Fund..................................  $168,598   $50,871
Developing Markets Fund.....................................  $ N/A      $ N/A

---------------

(1) Developing Markets Fund pays AIM Distributors sales charges on sales of Class A shares of the Fund, retains certain amounts of such charges and reallows other amounts of such charges to brokers/dealers who sell shares.

  The following chart reflects the contingent deferred sales charges paid by Class A and Class B shareholders for the fiscal years ended October 31, 1997, 1996 and 1995:

                                                     1997          1996          1995
                                                  ----------    ----------    ----------
Emerging Markets Fund.........................    $1,594,794    $1,287,272    $1,115,487
Latin American Growth Fund....................    $  923,769    $  843,024    $  760,248
Developing Markets Fund (1)...................    $      N/A    $      N/A    $      N/A

---------------

(1) Developing Markets Fund pays AIM Distributors a contingent deferred sales charge with respect to redemptions of Class B shares and certain Class A shares.

EXPENSES OF THE FUNDS

  Each Fund pays all expenses not assumed by AIM, the Sub-advisor, AIM Distributors and other agents. These expenses include, in addition to the advisory, distribution, transfer agency, pricing and accounting agency and brokerage fees discussed above, legal and audit expenses, custodian fees, trustees' fees, organizational fees, fidelity bond and other insurance premiums, taxes, extraordinary expenses and the expenses of reports and prospectuses sent to existing investors. The allocation of general Trust expenses and expenses shared among the Funds and other funds organized as series of the Trust are allocated on a basis deemed fair and equitable, which may be based on the relative net assets of the Funds or the nature of the services performed and relative applicability to the Funds. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. The ratio of each Fund's expenses to its relative net assets can be expected to be higher than the expense ratios of funds investing solely in domestic securities, since the cost of maintaining the custody of foreign securities and the rate of investment management fees paid by each Fund generally are higher than the comparable expenses of such other funds.

                         NET ASSET VALUE DETERMINATION

  The net asset value per share of each Fund is normally determined daily as of the close of trading of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) of each business day of the Funds. In the event the NYSE closes early ( i.e., before 4:00 p.m. Eastern time) on a particular day, the net asset value of a Fund is determined as of the close of the NYSE on such day. Net asset value per share is determined by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of each Fund's net asset value per share is made in accordance with generally accepted accounting principles.

  Each equity security held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean between the closing bid and asked prices on that day. Debt securities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

  Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

                       HOW TO PURCHASE AND REDEEM SHARES

  A complete description of the manner in which shares of the Funds may be purchased appears in the Funds' Prospectuses under the headings "How to Purchase Shares," "Terms and Conditions of Purchase of the AIM Funds" and "Special Plans."

  The sales charge normally deducted on purchases of Class A shares is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' Class A shares. Since there is little expenses associated with unsolicited orders placed directly with AIM Distributors by persons who, because of their relationship with the Funds or with AIM and its affiliates, are familiar with the Funds, or whose programs for purchase involve little expense (e.g., because of the size of the transaction and shareholder records required), AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase Class A shares of the Funds through AIM Distributors without payment of a sales charge. The persons who may purchase Class A shares of the Funds without a sales charge are set forth in the Funds' Prospectuses. In addition, the Funds offer programs such as Right of Accumulation and Letter of Intent, which are described in the prospectuses and are designed to permit investors to aggregate purchases of different funds, or separate purchases over time, in order to qualify for a lower sales charge rate. See "Terms and Conditions of Purchase of the AIM Funds -- Reductions in Initial Sales Charges" in the prospectuses.

  Class A shares that are subject to a contingent deferred sales charge and that were purchased before June 1, 1998 are entitled to the following waivers from the contingent deferred sales charge otherwise due upon redemption: (1) minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2; (2) total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement plan; (3) when a redemption results from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or from the death or disability of the employee; (4) redemptions pursuant to the Fund's right to liquidate a shareholder's account involuntarily;
(5) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in AIM Funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in AIM Funds; (6) redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan; (7) redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan; (8) redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder; (9) redemptions made in connection with a distribution from any retirement plan or account that involves the return of an excess deferral amount pursuant to Section 401(k)(8) or Section 402(g)(2) of the Code;
(10) redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation
Section 1.401(k)-1(d)(2)); and (11) redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

  Class B shares purchased before June 1, 1998 are subject to the following waivers from the contingent deferred sales charge otherwise due upon redemption, in addition to the waivers provided for redemptions of currently issued Class B shares as described in the Prospectus: (1) total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement; (2) minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2;
(3) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in AIM Funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in AIM Funds; (4) redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan; (5) redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan; (6) redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder; (7) redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2)); and (8) redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

  For purposes of a Letter of Intent entered into prior to June 1, 1998, any registered investment advisor, trust company or bank trust department which exercises investment discretion and which intends within thirteen months to invest $500,000 or more can be treated as a single purchaser, provided further that such entity places all purchases and redemption orders. Such entities should be prepared to establish their qualifications for such treatment.

  Complete information concerning the method of exchanging shares of the Funds for shares of the other AIM Funds is set forth in the prospectuses under the heading "Exchange Privilege."

  Information concerning redemption of the Funds' shares is set forth in the Prospectuses under the heading "How to Redeem Shares." In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received. Such an arrangement is subject to timely receipt by A I M Fund Services, Inc. ("AFS"), the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

  The right of redemption may be suspended or the date of payment postponed when
(a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

  A Fund's net asset value is calculated by dividing the number of outstanding shares into the net assets of the Fund. Net assets are the excess of a Fund's assets over its liabilities. A more detailed description of how each Fund's net asset value is calculated appears in the prospectuses under the heading "Determination of Net Asset Value.".

                QUALIFYING FOR A REDUCED FRONT-END SALES CHARGE

  As described in each prospectus, the front-end sales charge for Class A shares is calculated by multiplying an investor's total investment by the applicable sales charge rate. The applicable rate varies with the amount invested. The Funds offer programs such as Right of Accumulation and Letter of Intent, which are described in the prospectus, and are designed to permit investors to aggregate purchases of different funds, or separate purchases over time, in order to qualify for a lower sales charge rate. See "Terms and Conditions of Purchase of the AIM Funds -- Reductions in Initial Sales Charges" in the prospectus.

                     PROGRAMS AND SERVICES FOR SHAREHOLDERS

  The Funds provide certain services for shareholders and certain investment or redemption programs. See "Exchange Privilege" and "How to Redeem Shares" in the Prospectus. All inquiries concerning these programs should be made directly to A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, toll free at (800) 959-4246.

                                 DIVIDEND ORDER

  Dividends may be paid to someone other than the registered owner, or sent to an address other than the address of record. (Please note that signature guarantees are required to effect this option.) An investor also may direct that his or her dividends be invested in one of the AIM Funds and there is no sales charge for these investments; initial investment minimums apply. See "Dividends, Distributions and Tax Matters -- Dividends and Distributions" in the Prospectus. To effect this option, please contact your authorized dealer. For more information concerning AIM Funds other than the Funds, please obtain a current prospectus by contacting your authorized dealer, by writing to A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or by calling toll free (800) 959-4246.

                                     TAXES

GENERAL

  Each Fund is treated as a separate corporation for federal income tax purposes. To continue to qualify for treatment as a RIC under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, Futures or Forward Contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); and (2) the Diversification Requirements.

  Dividends and other distributions declared by a Fund in, and payable to shareholders of record as of a date in, October, November or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

  If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

  Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

FOREIGN TAXES

  Dividends and interest received by each Fund, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him, his share of those taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign and U.S. possessions sources as his own income from those sources and
(3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. Each Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's foreign taxes and income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. Pursuant to the Taxpayer Relief Act of 1997 ("Tax Act"), individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Form 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

PASSIVE FOREIGN INVESTMENT COMPANIES

  Each Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly or constructively, at least 10% of that voting power) as to which a Fund is a U.S. shareholder (effective with respect to each Fund for its taxable year beginning November 1, 1998) -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on, or of any gain from the disposition of, stock of a PFIC (collectively

"PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

  If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's ordinary earnings and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) -- which most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

  Effective for its taxable year beginning November 1, 1998, each Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years. A Fund's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Regulations proposed in 1992 provided a similar election with respect to the stock of certain PFICs.

NON-U.S. SHAREHOLDERS

  Dividends paid by a Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ("foreign shareholder") generally will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply, however, to a dividend paid by a Fund to a foreign shareholder that is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic shareholders will apply. A distribution of net capital gain by a Fund to a foreign shareholder generally will be subject to U.S. federal income tax (at the rates applicable to domestic persons) only if the distribution is "effectively connected" or the foreign shareholder is treated as a resident alien individual for federal income tax purposes.

OPTIONS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS

  Each Fund's use of hedging transactions, such as selling (writing) and purchasing options and Futures and entering into Forward Contracts, involves complex rules that will determine, for federal income tax purposes, the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, Futures and Forward Contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

  Futures and Forward Contracts that are subject to section 1256 of the Code (other than those that are part of a "mixed straddle") ("Section 1256 Contracts") and that are held by a Fund at the end of its taxable year generally will be deemed to have been sold at that time at market value for federal income tax purposes. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. That 60% portion will qualify for the reduced maximum tax rates on noncorporate taxpayers' net capital gain enacted by the Tax Act -- 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months -- instead of the 28% rate in effect before that legislation, which now applies to gain recognized on capital assets held for more than one year but not more than 18 months.

  Section 988 of the Code also may apply to gains and losses from transactions in foreign currencies, foreign-currency-denominated debt securities and options, Futures and Forward Contracts on foreign currencies ("Section 988" gains and losses). Each Section 988 gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The Funds attempt to monitor section 988 transactions to minimize any adverse tax impact.

  If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, Futures or Forward Contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or Futures or Forward Contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

  The foregoing is a general and abbreviated summary of certain federal tax considerations affecting each Fund and its shareholders. Investors are urged to consult their own tax advisors for more detailed information and for information regarding any foreign, state and local taxes applicable to distributions received from the Funds.

                           MISCELLANEOUS INFORMATION

  AIM was organized in 1976, and, together with its subsidiaries, manages or advises approximately 90 investment company portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding company that has been engaged in the financial services business since 1976. AIM is the sole shareholder of the Fund's principal underwriter, AIM Distributors. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London, EC2M 4YR, England. AMVESCAP PLC and its subsidiaries are independent investment management groups that have a significant presence in the institutional and retail segment of the investment management industry in North America and Europe, and a growing presence in Asia.

CUSTODIAN

  State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, acts as custodian of each Fund's assets. State Street is authorized to establish and has established separate accounts in foreign currencies and to cause securities of each Fund to be held in separate accounts outside the United States in the custody of non-U.S. banks.

TRANSFER AGENCY AND ACCOUNTING AGENCY SERVICES

  The Transfer Agency and Service Agreement between the Trust and AFS, a registered transfer agent and wholly-owned subsidiary of AIM, provides that AFS will perform certain shareholder services for the Funds for a fee per account serviced. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares; prepare and transmit payments for dividends and distributions declared by the Funds; maintain shareholder accounts and provide shareholders with information regarding the Funds and their accounts. The Transfer Agency and Service Agreement became effective on September 8, 1998. The Sub-advisor serves as each Fund's pricing and accounting agent. For the fiscal years ended October 31, 1997, 1996 and 1995, Emerging Markets Fund paid accounting services fees to the Sub-advisor of $103,144, $125,349 and $33,216, and Latin American Fund paid accounting services fees of $90,733, $86,436 and $24,138, respectively.

INDEPENDENT ACCOUNTANTS

  The Funds' independent accountants are PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP conducts an annual audit of each Fund, assists in the preparation of the Funds' federal and state income tax returns and consults with the Trust and the Funds as to matters of accounting, regulatory filings, and federal and state income taxation.

  The audited financial statements of the Trust included in this Statement of Additional Information have been examined by PricewaterhouseCoopers LLP, as stated in their opinion appearing herein and are included in reliance upon such opinion given upon the authority of that firm as experts in accounting and auditing.

SHAREHOLDER LIABILITY

  Under Delaware law, the shareholders of the Trust enjoy the same limitations extended to shareholders of private, for-profit corporations. There is a remote possibility, however, that under certain circumstances shareholders of the Trust may be held personally liable for the Trust's obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a trustee. If a shareholder is held personally liable for the obligations of the Trust, the Trust Agreement provides that the shareholder shall be entitled out of the assets belonging to the applicable Fund (or allocable to the applicable Class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Trust's Bylaws and applicable law. Thus, the risk of a shareholder incurring financial loss on account of such liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and where the other party was held not to be bound by the disclaimer.

NAME

  Prior to May 29, 1998, Developing Markets Fund, Emerging Markets Fund and Latin American Fund operated under the names GT Global Developing Markets Fund, GT Global Emerging Markets Fund, and GT Global Latin America Growth Fund, respectively.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

  To the best knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding shares of any class of each Fund's equity securities as of August 10, 1998, and the percentage of the outstanding shares held by such holders are set forth below:

                                                                                                PERCENT
                                                                               PERCENT          OWNED OF
                                                                               OWNED OF        RECORD AND
          FUND                         NAME AND ADDRESS OF OWNER               RECORD*        BENEFICIALLY
          ----                         -------------------------               --------       ------------
Developing Markets         Olde Discount                                        55.67%            -0-
  Fund -- Class B          FBO 05012322
                           751 Griswold Street
                           Detroit, Michigan 48226-3224
                           Raymond James & Assoc. Inc. CSDN                      7.64%            -0-
                           Mary Lynn James IRA
                           1215 W. Los Angeles Circle
                           Broken Arrow, Oklahoma 74011-4215
                           Smith Barney Inc.                                     5.16%            -0-
                           150926032
                           388 Greenwich Street
                           New York, New York 10013-2339
                           PaineWebber FBO                                       5.06%            -0-
                           Joseph McDonald & Mildred McDonald JJWRO
                           379 Quarry Pond Court
                           Moriches, New York 11955-1706
  Developing Markets       G.T. Capital Holdings, Inc. 401(k) FBO               57.04%            -0-
    Fund -- Advisor Class  Account 041-66-4510
                           Attn: Human Resources
                           50 California St. 27th Floor
                           San Francisco, CA 94111-4624
                           G.T. Capital Holdings, Inc. 401(k) FBO               13.34%            -0-
                           Account 556-33-9792
                           Attn: Human Resources
                           50 California St. 27th Floor
                           San Francisco, California 94111-4624
                           G.T. Capital Holdings, Inc. 401(k) FBO                8.19%            -0-
                           Account 561-49-0015
                           50 California Street, 27th Floor
                           San Francisco, California 94111-4624
                           Attn: Human Resources
Emerging Markets Fund --   Wells Fargo Bank NA TTEE FBO                         28.45%            -0-
  Advisor Class            LGT Asset Management AC 5000201000
                           Serp Prft Shr Pln ###-##-####
                           P O Box 9800 MAC 9137-027
                           Calabasas, CA 91372-0800
Emerging Markets Fund --   MLPF&S for the Sold Benefit of its                    5.72%            -0-
  Class A                  Customers, Security #970E1
                           Attn: Fund Administration
                           4800 Deer Lake Drive East, 2nd Floor
                           Jacksonville, FL 32246-6484
Latin American             G.T. Capital Holdings, Inc. 401(k) FBO                8.48%            -0-
  Fund -- Advisor Class    Account 102505451
                           50 California Street, 27th Floor
                           San Francisco, California 94111-4624
                           Attn: Human Resources

---------------

*The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

                                                                                                PERCENT
                                                                               PERCENT          OWNED OF
                                                                               OWNED OF        RECORD AND
          FUND                         NAME AND ADDRESS OF OWNER               RECORD*        BENEFICIALLY
          ----                         -------------------------               --------       ------------
                           G.T. Capital Holdings, Inc. 401(k)FBO                 5.35%            -0-
                           Acct ####-##-####
                           50 California Street, 27th Floor
                           San Francisco, California 94111-4624
                           Attn: Human Resources
                           Wells Fargo Bank NA TTEE FBO                          6.45%            -0-
                           LGT Asset Management AC 5000201000
                           Serp Prft Shr Pln ###-##-####
                           P O Box 9800 MAC 9137-027
                           Calabasas, CA 91372-0800
Latin American Fund --     MLPF&S for the Sold Benefit of its                    7.99%            -0-
  Class A                  Customers, Security #970E1
                           Attn: Fund Administration
                           4800 Deer Lake Drive East, 2nd Floor
                           Jacksonville, FL 32246-6484

---------------

* The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

                               INVESTMENT RESULTS

TOTAL RETURN QUOTATIONS

  The standard formula for calculating total return, as described in each Prospectus, is as follows:
                                       (n)
                                 P(1+T)   =ERV

    Where  P      =   a hypothetical initial payment of $1,000.
           T      =   average annual total return (assuming the applicable maximum sales load is deducted at the beginning of the 1, 5, or 10 year periods).
           n      =   number of years.
           ERV    =   ending redeemable value of a hypothetical $1,000 payment at the end of the 1, 5, or 10 year periods (or fractional
                      portion of such period).

  The standard total returns of Developing Market's Predecessor Fund (recomputed for Class A shares to reflect the deduction of the maximum sales charge of 4.75% for Class A shares), stated as average annualized total returns for the periods shown, were:

                                                               DEVELOPING     DEVELOPING
                                                              MARKETS FUND   MARKETS FUND
                           PERIOD                              (CLASS A)      (CLASS B)
                           ------                             ------------   ------------
Fiscal year ended Oct. 31, 1997.............................     (9.59)%        (9.68)%
Jan. 11, 1994 (commencement of operations) through Oct. 31,
  1997......................................................     (2.47)%        (1.90)%

  Class B shares of Developing Markets Fund have not been in operation for a full year since the Fund's conversion from a closed-end to an open-end fund.

  The standard total returns for the Class A and Class B shares of Emerging Markets Fund, stated as average annualized total returns for the periods shown, were:

                                                        EMERGING MARKETS   EMERGING MARKETS
                        PERIOD                           FUND (CLASS A)     FUND (CLASS B)
                        ------                          ----------------   ----------------
Fiscal year ended Oct. 31, 1997.......................       (18.51)%           (19.16)%
Oct. 31, 1992 through Oct. 31, 1997...................         2.30%               n/a
April 1, 1993 (commencement of operations) through
  Oct. 31, 1997.......................................          n/a               1.81%
May 18, 1992 (commencement of operations) through Oct.
  31, 1997............................................         1.57%               n/a

  The standard total returns for the Class A and Class B shares of Latin American Fund, stated as average annualized total returns for the periods shown, were:

                                                            LATIN AMERICAN   LATIN AMERICAN
                         PERIOD                             FUND (CLASS A)   FUND (CLASS B)
                         ------                             --------------   --------------
Fiscal year ended Oct. 31, 1997..........................        3.34%            3.04%
Oct. 31, 1992 through Oct. 31, 1997......................        7.01%             n/a
April 1, 1993 (commencement of operations) through Oct.
  31, 1997...............................................         n/a             5.20%
Aug. 13, 1991 (commencement of operations) through Oct.
  31, 1997...............................................        7.23%             n/a

  Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:
                                       (n)
                                 P(1+U)   =ERV

    Where  P      =   a hypothetical initial payment of $1,000.
           U      =   average annual total return assuming payment of only a
                      stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period.
           n      =   number of years.
           ERV    =   ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

  The average annual non-standard total returns of Developing Markets Fund's Predecessor Fund, stated as average annualized total returns for the periods shown, were:

                           PERIOD
                           ------
Fiscal year ended Oct. 31, 1997.............................  (5.10)%
Jan. 11, 1994 (commencement of operations) through Oct. 31,
  1997......................................................  (1.21)%

  The average annual non-standard total returns for the Class A and Class B shares of Emerging Markets Fund, stated as average annualized total returns for the periods shown, were:

                                                        EMERGING MARKETS   EMERGING MARKETS
                        PERIOD                           FUND (CLASS A)     FUND (CLASS B)
                        ------                          ----------------   ----------------
Fiscal year ended Oct. 31, 1997.......................       (14.45)%           (14.91)%
Oct. 31, 1992 through Oct. 31, 1997...................         3.30%               n/a
April 1, 1993 (commencement of operations) through
  Oct. 31, 1997.......................................          n/a               2.21%
May 18, 1992 (commencement of operations) through Oct.
  31, 1997............................................         2.48%               n/a

  The average annual non-standard total returns for the Class A and Class B shares of Latin American Fund, stated as average annualized total returns for the periods shown, were:

                                                           LATIN AMERICAN   LATIN AMERICAN
                         PERIOD                            FUND (CLASS A)   FUND (CLASS B)
                         ------                            --------------   ---------------
Fiscal year ended Oct. 31, 1997..........................       8.52%            8.04%
Oct. 31, 1991 through Oct. 31, 1997......................       8.06%             n/a
April 1, 1993 (commencement of operations) through Oct.
  31, 1997...............................................        n/a             5.56%
Aug. 13, 1991 (commencement of operations) through Oct.
  31, 1997...............................................       8.07%             n/a

  Cumulative total return across a stated period may be calculated as follows:

                                       (n)
                                 P(1+V)   =ERV

    Where  P      =   a hypothetical initial payment of $1,000.
           V      =   cumulative total return assuming payment of all of, a stated
                      portion of, or none of, the applicable maximum sales load at the beginning of the stated period.
           n      =   number of years.
           ERV    =   ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

  The cumulative total return of Developing Markets Fund's Predecessor Fund (not recomputed to take sales charges into account) for the period January 11, 1994 (commencement of operations) through October 31, 1997 was (4.53)%.

  The cumulative total return of Developing Market's Predecessor Fund (recomputed for Class A shares to reflect the deduction of the maximum sales charge of 4.75% for Class A shares), stated as aggregate total returns for the periods shown, were:

                                                              DEVELOPING     DEVELOPING
                                                             MARKETS FUND   MARKETS FUND
                          PERIOD                              (CLASS A)      (CLASS B)
                          ------                             ------------   ------------
Jan. 11, 1994 (commencement of operations) through Oct.
  31, 1997................................................      (9.08)%        (7.04)%

  Class B shares of Developing Markets Fund have not been in operation for a full year since the Fund's conversion from a closed-end to an open-end fund.

  The cumulative total returns (not taking sales charges into account) for the Class A and Class B shares of Emerging Markets Fund, stated as aggregate total returns for the periods shown, were:

                                                        EMERGING MARKETS   EMERGING MARKETS
                        PERIOD                           FUND (CLASS A)     FUND (CLASS B)
                        ------                          ----------------   ----------------
April 1, 1993 (commencement of operations) through
  Oct. 31, 1997.......................................         n/a              10.55%
May 18, 1992 (commencement of operations)through Oct.
  31, 1997............................................       14.32%               n/a

  The aggregate cumulative total returns (taking sales charges into account) for the Class A and B shares of Emerging Markets Fund, stated as aggregate total returns for the periods shown, were:

                                                        EMERGING MARKETS   EMERGING MARKETS
                        PERIOD                           FUND (CLASS A)     FUND (CLASS B)
                        ------                          ----------------   ----------------
April 1, 1993 (commencement of operations) through
  Oct. 31, 1997.......................................         n/a               8.55%
May 18, 1992 (commencement of operations) through Oct.
  31, 1997............................................        8.89%               n/a

  The cumulative total returns (not taking sales charges into account) for the Class A and Class B shares of Latin American Fund, stated as aggregate total returns for the periods shown, were:

                                                            LATIN AMERICAN   LATIN AMERICAN
                          PERIOD                            FUND (CLASS A)   FUND (CLASS B)
                          ------                            --------------   --------------
April 1, 1993 (commencement of operations) through Oct.
  31, 1997................................................        n/a            28.14%
Aug. 13, 1991 (commencement of operations) through Oct.
  31, 1996................................................      62.00%             n/a

  The aggregate cumulative total returns (taking sales charges into account) for the Class A and B shares of Latin American Fund, stated as aggregate total returns for the periods shown, were:

                                                            LATIN AMERICAN   LATIN AMERICAN
                          PERIOD                            FUND (CLASS A)   FUND (CLASS B)
                          ------                            --------------   --------------
April 1, 1993 (commencement of operations) through Oct.
  31, 1997................................................        n/a            26.14%
Aug. 13, 1991 (commencement of operations) through Oct.
  31, 1997................................................     54.303%             n/a

OTHER INFORMATION REGARDING STANDARD TOTAL AND NON-STANDARD TOTAL RETURNS FOR DEVELOPING MARKETS FUND

  The standard total and non-standard total return data of Developing Markets Fund are based on the performance of the Predecessor Fund as a closed-end investment company. The standard total return data, however, have been recomputed to reflect the deduction of the current maximum sales charge of 4.75% for Class A shares which went into effect on November 1, 1997. Future performance of Developing Markets Fund will be effected by expenses that it will incur as a series of an open-end investment company.

PERFORMANCE INFORMATION

  Total return and yield figures for the Funds are neither fixed nor guaranteed, and no Fund's principal is insured. Performance quotations reflect historical information and should not be considered representative of a Fund's performance for any period in the future. Performance is a function of a number of factors which can be expected to fluctuate. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. Such publications or media entities may include the following, among others:

     Advertising Age
     Barron's
     Best's Review
     Broker World
     Business Week
     Changing Times
     Christian Science Monitor
     Consumer Reports
     Economist
     EuroMoney
     FACS of the Week
     Financial Planning
     Financial Product News
     Financial World
     Forbes
     Fortune
     Global Finance
     Hartford Courant Inc.
     Institutional Investor
     Insurance Forum
     Insurance Week
     Investor's Daily
     Journal of the American
       Society of CLU & ChFC
     Kiplinger Letter
     Money
     Mutual Fund Forecaster
     Mutual Fund Magazine
     Nation's Business
     New York Times
     Pension World
     Pensions & Investments
     Personal Investor
     Financial Services Week
     Philadelphia Inquirer
     Smart Money
     USA Today
     U.S. News & World Report
     Wall Street Journal
     Washington Post
     CNN
     CNBC
     PBS

  The Funds and AIM Distributors may from time to time, in advertisements, sales literature and reports furnished to present or prospective shareholders, compare each Fund with the following, or compare each Fund's performance to performance data of similar mutual funds as published in the following, among others:

     Bank Rate National Monitor Index
     Bear Stearns Foreign Bond Index
     Bond Buyer Index
     CDA/Wiesenberger Investment Company Services
       (data and mutual fund rankings and
       comparisons)
     CNBC/Financial News Composite Index
     COFI
     Consumer Price Index
     Datastream
     Donoghue's
     Dow Jones Industrial Average
     EAFE Index
     First Boston High Yield Index
     Fitch (publications)
     Ibbotson Associates International Bond Index
     International Bank for Reconstruction and
       Development (publications)
     International Finance Corporation Emerging
       Markets Database
     International Financial Statistics
     Lehman Bond Indices
     Lipper Analytical Data Services, Inc. (data and
       mutual fund rankings and comparisons)
     Micropal, Inc. (data and mutual fund rankings and comparisons)

     Moody's Investors Service (publications)
     Morgan Stanley Capital International All
       Country (AC) World Index
     Morgan Stanley Capital International World
       Indices
     Morningstar, Inc. (data and mutual fund rankings
       and comparisons)
     NASDAQ
     Organization for Economic Cooperation and
       Development (publications)
     Salomon Brothers Global Telecommunications
       Index
     Salomon Brothers World Government Bond
       Index -- Non-U.S.
     Salomon Brothers World Government Bond
       Index
     Standard & Poor's (publications)
     Standard & Poor's 500 Composite Stock Price
       Index
     Stangar
     Wilshire Associates
     World Bank (publications and reports)
     The World Bank Publication of Trends in
       Developing Countries
     Worldscope

  Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

        10-year Treasuries
        30-year Treasuries
        30-day Treasury Bills

  Information relating to foreign market performance, capitalization and diversification is based on sources believed to be reliable but may be subject to revision and has not been independently verified by the Funds or AIM Distributors. Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for the Funds may also include reference to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose (i) the largest holdings in the Fund's portfolio, (ii) certain selling group members and/or (iii) certain institutional shareholders.

  From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning, and inflation.

  Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

                                    APPENDIX

                          DESCRIPTION OF BOND RATINGS

  Moody's Investors Service, Inc. ("Moody's") rates the debt securities issued by various entities from "Aaa" to "C." Investment grade ratings are the first four categories: Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.
A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa -- Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), rates the securities debt of various entities in categories ranging from "AAA" to "D" according to quality. Investment grade ratings are the first four categories: AAA -- An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. AA -- An obligation rated "AA" differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong. A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. BBB -- An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. BB, B, CCC, CC, C -- Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. BB -- An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. B -- An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.
CCC -- An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC -- An obligation rated "CC" is currently highly vulnerable to nonpayment.
C -- The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. D -- An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

  Moody's employs the designation "Prime-1" to indicate commercial paper having a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  S&P ratings of commercial paper are graded into several categories ranging from "A-1" for the highest quality obligations to "D" for the lowest. Issues in the "A" category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus sign (+) designation. A-2 -- Capacity for timely payments on issues with this designation is satisfactory; however, the relative degree of safety is not as high as for issues designated "A-1."

                               ABSENCE OF RATING

  Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

          1. An application for rating was not received or accepted.

          2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

          3. There is a lack of essential data pertaining to the issue or issuer.

          4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

  Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the Company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the Company ranks in the lower end of its generic rating category.

                              FINANCIAL STATEMENTS

                                       FS

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                       REPORT OF INDEPENDENT ACCOUNTANTS

-------------------------------------------------------------------------------

To the Shareholders and Board of Directors of AIM Developing Markets Fund ("Fund"):

We have audited the accompanying statement of assets and liabilities of AIM Developing Markets Fund (formerly GT Global Developing Markets Fund), including the portfolio of investments, as of April 30, 1998, the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended, for the ten months ended October 31, 1997 and for the year ended December 31, 1996, and the financial highlights for each of the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of AIM Developing Markets Fund as of April 30, 1998, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended, for the ten months ended October 31, 1997 and for the year ended December 31, 1996, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.




                                                    COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
JUNE 17, 1998

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                            PORTFOLIO OF INVESTMENTS

                                 April 30, 1998

-------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (16.8%)
  Telecomunicacoes Brasileiras S.A. (Telebras): .............  BRZL                --             --         3.6
    TELEPHONE NETWORKS
    ADR{\/} .................................................  --              40,191   $  4,895,254          --
    Common ..................................................  --          25,866,258      2,567,399          --
  Telefonos de Mexico, S.A. de C.V. "L" - ADR{\/} ...........  MEX             43,283      2,450,900         1.2
    TELEPHONE NETWORKS
  Telefonica del Peru S.A. - ADR{\/} ........................  PERU           104,070      2,302,549         1.1
    TELEPHONE NETWORKS
  Pick'n Pay Stores Ltd.: ...................................  SAFR                --             --         1.0
    RETAILERS-OTHER
    Common ..................................................  --           1,087,304      2,065,931          --
    "N" .....................................................  --              11,602         21,126          --
  Magyar Tavkozlesi Rt. - ADR-/- {\/} .......................  HGRY            59,100      1,743,450         0.8
    TELEPHONE NETWORKS
  Philippine Long Distance Telephone Co.: ...................  PHIL                --             --         0.7
    TELEPHONE - LONG DISTANCE
    Common ..................................................  --              36,900        990,449          --
    ADR{\/} .................................................  --              19,000        513,000          --
  Mahanagar Telephone Nigam Ltd. ............................  IND            229,700      1,458,413         0.7
    TELECOM - OTHER
  Cifra, S.A. de C.V. "V" ...................................  MEX            820,662      1,443,668         0.7
    RETAILERS-OTHER
  Grupo Televisa, S.A. de C.V. - GDR-/- {\/} ................  MEX             34,300      1,406,300         0.7
    BROADCASTING & PUBLISHING
  Carso Global Telecom "A1" .................................  MEX            295,300      1,133,087         0.5
    TELEPHONE NETWORKS
  Telefonica de Argentina S.A. - ADR{\/} ....................  ARG             27,528      1,061,549         0.5
    TELEPHONE NETWORKS
  Companhia de Saneamento Basico do Estado de Sao Paulo -
   SABESP ...................................................  BRZL         4,531,127      1,030,252         0.5
    BUSINESS & PUBLIC SERVICES
  Cia de Telecomunicaciones de Chile S.A. - ADR{\/} .........  CHLE            39,302        985,006         0.5
    TELEPHONE NETWORKS
  Telecomunicacoes de Sao Paulo S.A. (TELESP)-/- ............  BRZL         3,195,000        834,025         0.4
    TELEPHONE NETWORKS
  Nortel Inversora S.A. - ADR{\/} ...........................  ARG             23,500        699,125         0.3
    TELEPHONE NETWORKS
  Vimpel-Communications - ADR-/- {\/} .......................  RUS             12,900        696,600         0.3
    WIRELESS COMMUNICATIONS
  Telecom Argentina S.A. - ADR{\/} ..........................  ARG             15,800        568,800         0.3
    TELEPHONE NETWORKS
  Hellenic Telecommunications Organization S.A. .............  GREC            19,730        565,042         0.3
    TELEPHONE NETWORKS
  Genting Bhd. ..............................................  MAL            154,000        516,108         0.3
    LEISURE & TOURISM
  Guangshen Railway Co., Ltd. ...............................  HK           2,606,000        487,857         0.2
    TRANSPORTATION - ROAD & RAIL
  Rostelecom - ADR-/- {\/} ..................................  RUS             20,600        441,613         0.2
    TELEPHONE - LONG DISTANCE
  Telekom Malaysia Bhd. .....................................  MAL            143,000        432,865         0.2
    TELEPHONE NETWORKS

    The accompanying notes are an integral part of the financial statements.

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

-------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (Continued)
  Danubius Hotel and Spa Rt.-/- .............................  HGRY            16,320   $    398,870         0.2
    LEISURE & TOURISM
  Telecomunicacoes do Parana (TELPAR) .......................  BRZL           616,000        351,769         0.2
    TELECOM - OTHER
  Malaysia International Shipping Bhd. - Foreign ............  MAL            192,000        337,297         0.2
    TRANSPORTATION - SHIPPING
  Indian Hotels Co., Ltd. ...................................  IND             23,150        308,987         0.2
    LEISURE & TOURISM
  Advanced Info. Service - Foreign ..........................  THAI            43,800        306,373         0.1
    WIRELESS COMMUNICATIONS
  Telecomunicacoes de Minas Gerais - Telemig ................  BRZL         1,787,700        275,933         0.1
    TELECOM - OTHER
  Tanjong PLC ...............................................  MAL            116,000        266,486         0.1
    LEISURE & TOURISM
  Santa Isabel S.A. - ADR{\/} ...............................  CHLE            13,514        222,981         0.1
    RETAILERS-FOOD
  Migros Turk T.A.S. ........................................  TRKY           220,300        216,110         0.1
    RETAILERS-FOOD
  Pakistan Telecommunications Co., Ltd. - GDR-/- {\/} .......  PAK              2,900        200,100         0.1
    TELEPHONE NETWORKS
  Super Sol Ltd. ............................................  ISRL            60,231        189,953         0.1
    RETAILERS-FOOD
  Berjaya Sports Toto Bhd. ..................................  MAL             76,000        181,784         0.1
    LEISURE & TOURISM
  Trade House GUM - ADR{\/} .................................  RUS             32,660        163,300         0.1
    RETAILERS-OTHER
  Goody's S.A. ..............................................  GREC             4,850        129,792         0.1
    RESTAURANTS
  Siam Makro Public Co., Ltd. - Foreign .....................  THAI            45,000         74,028          --
    RETAILERS-OTHER
                                                                                        ------------
                                                                                          34,934,131
                                                                                        ------------
Finance (16.2%)
  Alpha Credit Bank .........................................  GREC            17,700      1,867,438         0.9
    BANKS-REGIONAL
  Uniao de Bancos Brasileiros S.A. (Unibanco): ..............  BRZL                --             --         0.9
    BANKS-MONEY CENTER
    Units ...................................................  --          14,649,042      1,127,470          --
    GDR-/- {\/} .............................................  --              18,510        735,773          --
  State Bank of India Ltd. ..................................  IND            218,400      1,584,762         0.8
    BANKS-MONEY CENTER
  Turkiye Garanti Bankasi AS-/- .............................  TRKY        29,372,000      1,558,274         0.8
    BANKS-REGIONAL
  ABSA Group Ltd. ...........................................  SAFR           172,076      1,490,020         0.7
    BANKS-REGIONAL
  Commercial International Bank: ............................  EGPT                --             --         0.6
    BANKS-MONEY CENTER
    144A GDR{.} {\/} ........................................  --              43,400        735,630          --
    Common ..................................................  --              23,940        411,606          --

    The accompanying notes are an integral part of the financial statements.

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

-------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (Continued)
  Yapi ve Kredi Bankasi AS ..................................  TRKY        23,117,092   $  1,133,871         0.5
    BANKS-REGIONAL
  Bank Hapoalim Ltd. ........................................  ISRL           416,100      1,117,568         0.5
    BANKS-REGIONAL
  Credicorp Ltd. - ADR{\/} ..................................  PERU            66,220      1,109,185         0.5
    BANKS-MONEY CENTER
  Akbank T.A.S. .............................................  TRKY        12,775,000      1,086,962         0.5
    BANKS-REGIONAL
  Cathay Life Insurance Co., Ltd. ...........................  TWN            251,000      1,004,914         0.5
    INSURANCE-BROKER
  Grupo Financiero Banamex Accival, S.A. de C.V. "B"-/- .....  MEX            308,800        966,139         0.5
    BANKS-MONEY CENTER
  National Bank of Greece S.A. ..............................  GREC             5,400        950,232         0.5
    BANKS-MONEY CENTER
  Liberty Life Association of Africa Ltd. ...................  SAFR            27,600        934,112         0.5
    INSURANCE-LIFE
  C.G. Smith Ltd. ...........................................  SAFR           178,600        883,721         0.4
    INVESTMENT MANAGEMENT
  China Development Corp.-/- ................................  TWN            303,000        822,520         0.4
    BANKS-MONEY CENTER
  Banco de Galicia y Buenos Aires, S.A. de C.V. - ADR{\/} ...  ARG             28,872        707,364         0.3
    BANKS-MONEY CENTER
  Standard Bank Investment Corporation Ltd. .................  SAFR            11,900        704,226         0.3
    BANKS-MONEY CENTER
  Kazkommertsbank Co. - GDR-/- {\/} .........................  KAZ             26,600        698,250         0.3
    BANKS-REGIONAL
  Banco Frances del Rio de la Plata S.A. - ADR{\/} ..........  ARG             23,368        679,133         0.3
    BANKS-MONEY CENTER
  Aksigorta AS ..............................................  TRKY         9,123,000        675,778         0.3
    INSURANCE - MULTI-LINE
  Banco do Estado de Sao Paulo S.A. - Banespa ...............  BRZL         9,930,000        659,974         0.3
    BANKS-REGIONAL
  Hua Nan Commercial Bank ...................................  TWN            267,000        647,862         0.3
    BANKS-MONEY CENTER
  Ergo Bank S.A. ............................................  GREC             6,800        640,489         0.3
    BANKS-REGIONAL
  National Societe Generale Bank ............................  EGPT            24,000        603,439         0.3
    BANKS-MONEY CENTER
  Nedcor Ltd. ...............................................  SAFR            20,500        584,265         0.3
    BANKS-REGIONAL
  Banco Santander Chile - ADR{\/} ...........................  CHLE            40,700        569,800         0.3
    BANKS-REGIONAL
  MISR International Bank - Reg S GDR-/- {c} {\/} ...........  EGPT            45,000        562,500         0.3
    BANKS-MONEY CENTER
  Banco de A. Edwards - ADR{\/} .............................  CHLE            34,994        562,091         0.3
    BANKS-MONEY CENTER
  Bank Leumi Le - Israel ....................................  ISRL           249,668        456,496         0.2
    BANKS-REGIONAL
  Turkiye Is Bankasi (Isbank) "C" ...........................  TRKY         3,608,400        455,114         0.2
    BANKS-MONEY CENTER

    The accompanying notes are an integral part of the financial statements.

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

-------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (Continued)
  Administradora de Fondos de Pensiones Provida S.A. -
   ADR{\/} ..................................................  CHLE            25,086   $    448,412         0.2
    INVESTMENT MANAGEMENT
  National Development Bank-/- ..............................  SLNKA          116,300        431,898         0.2
    BANKS-REGIONAL
  Bank Slaski S.A. ..........................................  POL              4,766        408,635         0.2
    BANKS-MONEY CENTER
  Banco Rio de La Plata S.A. - ADR-/- {\/} ..................  ARG             26,900        369,875         0.2
    BANKS-MONEY CENTER
  Bank of the Philippine Islands ............................  PHIL           147,000        367,041         0.2
    BANKS-MONEY CENTER
  Commercial Bank of Greece S.A. ............................  GREC             5,800        364,968         0.2
    BANKS-MONEY CENTER
  Inversiones y Representaciones S.A. (IRSA) - GDR{\/} ......  ARG              9,000        349,875         0.2
    REAL ESTATE
  Liberty Investors Ltd. ....................................  SAFR            61,400        312,924         0.2
    INVESTMENT MANAGEMENT
  Muslim Commercial Bank Ltd.-/- ............................  PAK            367,300        291,839         0.1
    BANKS-MONEY CENTER
  Global Menkul Degerler AS-/- ..............................  TRKY        12,103,256        290,769         0.1
    SECURITIES BROKER
  F.I.B.I. Holdings Ltd. ....................................  ISRL             1,520        269,696         0.1
    BANKS-REGIONAL
  Ayala Land, Inc. ..........................................  PHIL           633,600        249,169         0.1
    REAL ESTATE
  National Mortgage Bank of Greece ..........................  GREC             3,040        231,197         0.1
    BANKS-REGIONAL
  OTP Bank Rt. ..............................................  HGRY             4,270        202,446         0.1
    BANKS-MONEY CENTER
  Malayan Banking Bhd. ......................................  MAL             66,000        196,216         0.1
    BANKS-MONEY CENTER
  Egyptian American Bank SAE ................................  EGPT             5,363        137,129         0.1
    BANKS-MONEY CENTER
  Shinhan Bank-/- ...........................................  KOR             24,300         94,652          --
    BANKS-MONEY CENTER
  Samsung Fire & Marine Insurance-/- ........................  KOR                260         76,929          --
    INSURANCE - MULTI-LINE
  Kookmin Bank - GDR-/- {\/} ................................  KOR             10,400         68,224          --
    BANKS-MONEY CENTER
  Bangkok Bank Public Co., Ltd. - Foreign ...................  THAI            20,600         51,767          --
    BANKS-MONEY CENTER
  Thai Farmers Bank Public Co., Ltd. - Foreign ..............  THAI            17,200         39,435          --
    BANKS-MONEY CENTER
                                                                                        ------------
                                                                                          33,980,074
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

-------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy (13.3%)
  Centrais Eletricas Brasileiras S.A. (Eletrobras): .........  BRZL                --             --         1.6
    ELECTRICAL & GAS UTILITIES
    "B" ADR{\/} .............................................  --             118,958   $  2,661,685          --
    Common-/- ...............................................  --           9,090,500        373,637          --
    "B" Preferred ...........................................  --           4,460,000        198,955          --
  Petroleo Brasileiro S.A. (Petrobras) Preferred ............  BRZL        11,865,398      3,009,152         1.4
    OIL
  Sasol Ltd. ................................................  SAFR           223,556      2,256,577         1.1
    ENERGY SOURCES
  LUKoil Holding - ADR{\/} ..................................  RUS             31,666      2,058,290         1.0
    OIL
  Unified Energy Systems - Reg S GDR-/- {c} {\/} ............  RUS             57,100      1,827,200         0.9
    ELECTRICAL & GAS UTILITIES
  Companhia Energetica de Minas Gerais (CEMIG) - ADR{\/} ....  BRZL            36,144      1,752,984         0.8
    ELECTRICAL & GAS UTILITIES
  YPF S.A. - ADR{\/} ........................................  ARG             37,260      1,299,443         0.6
    ENERGY SOURCES
  Empresa Nacional de Electricidad S.A. - ADR{\/} ...........  CHLE            67,677      1,180,118         0.6
    ELECTRICAL & GAS UTILITIES
  Light - Participacoes S.A. ................................  BRZL         4,613,750      1,129,733         0.5
    ELECTRICAL & GAS UTILITIES
  Enersis S.A. - ADR{\/} ....................................  CHLE            37,038      1,090,306         0.5
    ELECTRICAL & GAS UTILITIES
  Bombay Suburban Electric Supply (BSES) Ltd. ...............  IND            199,850        921,959         0.4
    ELECTRICAL & GAS UTILITIES
  Light - Servicos de Electricidade S.A. ....................  BRZL         2,271,290        913,680         0.4
    ELECTRICAL & GAS UTILITIES
  Cukurova Elektrik AS ......................................  TRKY           308,000        887,928         0.4
    ELECTRICAL & GAS UTILITIES
  MOL Magyar Olaj-es Gazipari RT - Reg S GDR{c} {\/} ........  HGRY            26,400        805,860         0.4
    ENERGY SOURCES
  Manila Electric Co. "B" ...................................  PHIL           281,300        800,704         0.4
    ELECTRICAL & GAS UTILITIES
  Gener S.A. - ADR{\/} ......................................  CHLE            33,092        740,434         0.4
    ELECTRICAL & GAS UTILITIES
  The Hub Power Co., Ltd. - GDR-/- {\/} .....................  PAK             24,800        626,200         0.3
    ENERGY SOURCES
  Perez Companc S.A. "B" ....................................  ARG             71,460        429,518         0.2
    OIL
  Irkutskenergo - ADR{\/} ...................................  RUS             43,300        422,175         0.2
    ELECTRICAL & GAS UTILITIES
  Surgutneftegaz - ADR{\/} ..................................  RUS             54,820        383,740         0.2
    OIL
  Ingwe Coal Corp. ..........................................  SAFR            87,200        312,384         0.2
    COAL
  Petronas Gas Bhd. .........................................  MAL            124,000        301,622         0.1
    OIL
  Chilectra S.A. - ADR{\/} ..................................  CHLE            10,630        293,654         0.1
    ELECTRICAL & GAS UTILITIES

    The accompanying notes are an integral part of the financial statements.

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

-------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy (Continued)
  Companhia Brasileira de Petroleo Ipiranga S.A.
   Preferred ................................................  BRZL        19,148,000   $    249,502         0.1
    OIL
  Electricity Generating Public Co., Ltd. - Foreign .........  THAI           126,100        245,013         0.1
    ELECTRICAL & GAS UTILITIES
  Tenaga Nasional Bhd. ......................................  MAL            108,000        217,459         0.1
    ELECTRICAL & GAS UTILITIES
  PTT Exploration and Production Public Co., Ltd. -
   Foreign ..................................................  THAI            14,000        147,979         0.1
    OIL
  Korea Electric Power Corp. ................................  KOR             10,500        143,146         0.1
    ELECTRICAL & GAS UTILITIES
  Companhia Paranaense de Energia - Copel ...................  BRZL        10,185,000        117,571         0.1
    ELECTRICAL & GAS UTILITIES
  Transportadora de Gas del Sur S.A. (TGS) - ADR{\/} ........  ARG              2,000         23,125          --
    GAS PRODUCTION & DISTRIBUTION
  Banpu Public Co., Ltd. - Foreign ..........................  THAI             3,000         20,674          --
    COAL
                                                                                        ------------
                                                                                          27,842,407
                                                                                        ------------
Materials/Basic Industry (10.8%)
  Suez Cement Co. - Reg S GDR{c} {\/} .......................  EGPT           118,295      2,413,218         1.2
    CEMENT
  Helioplis Housing .........................................  EGPT            17,100      2,211,315         1.1
    BUILDING MATERIALS & COMPONENTS
  Kimberly-Clark de Mexico, S.A. de C.V. "A" ................  MEX            406,179      1,997,326         1.0
    PAPER/PACKAGING
  Companhia Vale do Rio Doce Preferred ......................  BRZL            55,700      1,315,173         0.6
    METALS - STEEL
  De Beers Centenary AG - Linked Unit{.:} ...................  SAFR            42,900      1,112,301         0.5
    MISC. MATERIALS & COMMODITIES
  Industrias Penoles S.A. (CP) ..............................  MEX            255,003      1,053,731         0.5
    METALS - NON-FERROUS
  Reliance Industries Ltd. - GDR-/- {\/} ....................  IND            114,420      1,044,083         0.5
    CHEMICALS
  Cemex, S.A. de C.V. "CPO" .................................  MEX            203,800      1,020,203         0.5
    CEMENT
  Apasco, S.A. de C.V. ......................................  MEX            147,133      1,000,574         0.5
    CEMENT
  SA Iron & Steel Industrial Corporation Ltd. (ISCOR) .......  SAFR         2,706,606        873,185         0.4
    METALS - STEEL
  Anglo American Platinum Corporation Ltd. ..................  SAFR            44,900        718,045         0.3
    METALS - NON-FERROUS
  Compania de Minas Buenaventura S.A. - ADR{\/} .............  PERU            44,400        688,200         0.3
    METALS - NON-FERROUS
  Ameriyah Cement Co. .......................................  EGPT            32,500        629,464         0.3
    CEMENT
  Sociedad Quimica y Minera de Chile S.A. - ADR{\/} .........  CHLE            13,500        586,406         0.3
    CHEMICALS

    The accompanying notes are an integral part of the financial statements.

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

-------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Materials/Basic Industry (Continued)
  Hindalco Industries Ltd.: .................................  IND                 --             --         0.2
    METALS - NON-FERROUS
    GDR{\/} .................................................  --              26,200   $    510,900          --
    Common ..................................................  --               1,634         31,083          --
  Siderca S.A. "A" ..........................................  ARG            213,000        513,381         0.2
    METALS - STEEL
  Larsen & Toubro Ltd. - Reg S GDR{c} {\/} ..................  IND             37,800        498,015         0.2
    CEMENT
  Grupo Mexico S.A.: ........................................  MEX                 --             --         0.2
    METALS - NON-FERROUS
    "B" .....................................................  --             133,100        432,143          --
    "L" .....................................................  --                 300            956          --
  Nan Ya Plastics Corp. .....................................  TWN            208,000        343,828         0.2
    PLASTICS & RUBBER
  AECI Ltd. .................................................  SAFR            65,400        323,602         0.2
    CHEMICALS
  Turk Sise ve Cam Fabrikalari AS-/- ........................  TRKY         6,248,550        306,485         0.1
    GLASS
  Titan Cement Co., S.A. ....................................  GREC             3,400        291,033         0.1
    BUILDING MATERIALS & COMPONENTS
  Kuala Lumpur Kepong Bhd. ..................................  MAL            123,000        287,554         0.1
    FOREST PRODUCTS
  Makhteshim Chemical Works Ltd.-/- .........................  ISRL            31,439        267,009         0.1
    CHEMICALS
  Pannonplast Rt. ...........................................  HGRY             5,842        247,894         0.1
    MISC. MATERIALS & COMMODITIES
  Torah Portland Cement Co. .................................  EGPT            11,150        236,436         0.1
    CEMENT
  Golden Hope Plantations Bhd. ..............................  MAL            189,000        235,995         0.1
    FOREST PRODUCTS
  Fauji Fertilizer Co., Ltd. ................................  PAK            116,300        229,432         0.1
    CHEMICALS
  Grupo Cementos de Chihuahua, S.A. de C.V. "B" .............  MEX            202,900        216,554         0.1
    CEMENT
  Engro Chemicals Pakistan Ltd. .............................  PAK             90,270        201,238         0.1
    CHEMICALS
  Formosa Plastics Corp. ....................................  TWN            113,000        193,646         0.1
    CHEMICALS
  Agros Holding S.A. "C"-/- .................................  POL              6,953        153,646         0.1
    MISC. MATERIALS & COMMODITIES
  HI Cement Corp. ...........................................  PHIL         1,178,000        141,184         0.1
    CEMENT
  Malakoff Bhd. .............................................  MAL             50,000        132,432         0.1
    FOREST PRODUCTS
  Israel Chemicals Ltd. .....................................  ISRL           101,158        122,029         0.1
    CHEMICALS
  Pohang Iron & Steel Co., Ltd. .............................  KOR              2,130        115,508         0.1
    METALS - STEEL

    The accompanying notes are an integral part of the financial statements.

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

-------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Materials/Basic Industry (Continued)
  Maderas y Sinteticos S.A. - ADR{\/} .......................  CHLE             7,000   $     66,938          --
    MISC. MATERIALS & COMMODITIES
                                                                                        ------------
                                                                                          22,762,145
                                                                                        ------------
Multi-Industry/Miscellaneous (9.8%)
  The Saudi Arabian Investment Fund Ltd.-/- {\/} ............  UK             281,000      2,214,280         1.1
    COUNTRY FUNDS
  Barlow Ltd. ...............................................  SAFR           216,924      2,097,326         1.0
    CONGLOMERATE
  Central Asia Regional Growth Fund(::) -/- {\/} ............  IRE            175,000      1,862,000         0.9
    COUNTRY FUNDS
  Haci Omer Sabanci Holding AS ..............................  TRKY        24,915,100      1,820,623         0.9
    CONGLOMERATE
  Rembrandt Group Ltd. ......................................  SAFR           185,300      1,687,046         0.8
    CONGLOMERATE
  NASR (El) City Company For Housing & Construction .........  EGPT            23,005      1,413,024         0.7
    MISCELLANEOUS
  Koc Holding AS ............................................  TRKY         6,419,150      1,362,222         0.7
    CONGLOMERATE
  Grupo Carso, S.A. de C.V. "A1" ............................  MEX            200,900      1,266,595         0.6
    MULTI-INDUSTRY
  Sanluis Corporacion, S.A. de C.V. .........................  MEX            172,177        914,754         0.4
    CONGLOMERATE
  Koor Industries Ltd. - ADR{\/} ............................  ISRL            32,643        828,316         0.4
    CONGLOMERATE
  Dogan Sirketler Grubu Holding AS-/- .......................  TRKY        13,003,000        741,913         0.4
    MULTI-INDUSTRY
  GT Taiwan Fund-/- +X+ {\/} ................................  TWN             49,751        703,483         0.3
    COUNTRY FUNDS
  John Keells Holdings Ltd.-/- ..............................  SLNKA          125,000        661,741         0.3
    MULTI-INDUSTRY
  Anglo American Corporation of South Africa Ltd. ...........  SAFR            10,920        646,231         0.3
    CONGLOMERATE
  Empresas La Moderna, S.A. de C.V. "A"-/- ..................  MEX             80,400        402,949         0.2
    MULTI-INDUSTRY
  Ayala Corp. ...............................................  PHIL           813,300        360,451         0.2
    CONGLOMERATE
  Quinenco S.A. - ADR-/- {\/} ...............................  CHLE            34,700        357,844         0.2
    CONGLOMERATE
  Alfa, S.A. de C.V. "A" ....................................  MEX             63,000        344,380         0.2
    CONGLOMERATE
  Antofagasta Holdings PLC ..................................  UK              46,200        252,246         0.1
    CONGLOMERATE
  ONA (Omnium Nord Africain) S.A. "A" .......................  MOR              1,320        139,891         0.1
    CONGLOMERATE
                                                                                        ------------
                                                                                          20,077,315
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

-------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Consumer Non-Durables (6.8%)
  South African Breweries Ltd. ..............................  SAFR            48,392   $  1,624,400         0.8
    BEVERAGES - ALCOHOLIC
  Hindustan Lever Ltd. ......................................  IND             40,650      1,615,144         0.8
    PERSONAL CARE/COSMETICS
  ITC Ltd. ..................................................  IND             79,900      1,586,827         0.8
    TOBACCO
  Fomento Economico Mexicano, S.A. de C.V. "B" ..............  MEX            206,556      1,531,490         0.7
    BEVERAGES - ALCOHOLIC
  Gruma S.A. "B"-/- .........................................  MEX            423,373        973,708         0.5
    FOOD
  A-Ahram Beverages Co. S.A.E. - 144A GDR{.} {\/} ...........  EGPT            28,114        894,025         0.4
    BEVERAGES - ALCOHOLIC
  Embotelladora Andina S.A. "B" - ADR{\/} ...................  CHLE            41,497        840,314         0.4
    BEVERAGES - NON-ALCOHOLIC
  Eastern Tobacco Co. .......................................  EGPT            31,185        710,312         0.3
    TOBACCO
  C.G. Smith Foods Ltd. .....................................  SAFR            41,000        641,069         0.3
    FOOD
  Compania Cervecerias Unidas S.A. - ADR{\/} ................  CHLE            18,100        500,013         0.2
    BEVERAGES - ALCOHOLIC
  Hellenic Bottling Co. S.A. ................................  GREC            12,620        469,847         0.2
    BEVERAGES - NON-ALCOHOLIC
  Rothmans of Pall Mall Bhd. ................................  MAL             48,800        405,568         0.2
    TOBACCO
  San Miguel Corp. "B" ......................................  PHIL           244,000        402,097         0.2
    BEVERAGES - ALCOHOLIC
  Companhia Cervejaria Brahma Preferred .....................  BRZL           563,721        367,269         0.2
    BEVERAGES - ALCOHOLIC
  SUN Brewing Ltd. - GDR-/- {\/} ............................  RUS             19,500        347,826         0.2
    BEVERAGES - ALCOHOLIC
  Far Eastern Textile Ltd. ..................................  TWN            359,000        326,661         0.2
    TEXTILES & APPAREL
  Pepsi-Gemex S.A. - GDR-/- {\/} ............................  MEX             22,400        303,800         0.1
    BEVERAGES - NON-ALCOHOLIC
  Zaklady Piwowarskie w Zywcu S.A. (Zywiec) .................  POL              1,639        163,224         0.1
    BEVERAGES - ALCOHOLIC
  Carlsberg Brewery Malaysia Bhd. ...........................  MAL             33,900        118,192         0.1
    BEVERAGES - ALCOHOLIC
  Oriental Weavers "C"-/- ...................................  EGPT             5,600        116,855         0.1
    TEXTILES & APPAREL
  Nong Shim Co., Ltd. .......................................  KOR              2,100         91,551          --
    FOOD
  Erciyas Biracilik ve Malt Sanayii AS ......................  TRKY           111,000         18,000          --
    BEVERAGES - ALCOHOLIC
                                                                                        ------------
                                                                                          14,048,192
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

-------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Technology (2.4%)
  Asustek Computer Inc. - Reg. S GDR-/- {c} {\/} ............  TWN            122,448   $  2,525,490         1.2
    COMPUTERS & PERIPHERALS
  Formula Systems Ltd.-/- ...................................  ISRL            16,415        634,454         0.3
    SOFTWARE
  Alcatel Teletas Telekomunikasyon Endustri ve Ticaret AS ...  TRKY         2,885,500        456,365         0.2
    TELECOM TECHNOLOGY
  Tadiran Ltd. ..............................................  ISRL            10,100        393,379         0.2
    TELECOM TECHNOLOGY
  Delta Electronics, Inc. ...................................  TWN             98,000        359,660         0.2
    COMPUTERS & PERIPHERALS
  Clal Electronics Industries Ltd. ..........................  ISRL             2,054        293,333         0.1
    SEMICONDUCTORS
  Samsung Electronics (1/2 of Common Share) - GDR{\/} .......  KOR              9,900        277,200         0.1
    SEMICONDUCTORS
  United Microelectronics Corporation Ltd.-/- ...............  TWN            128,000        240,704         0.1
    SEMICONDUCTORS
                                                                                        ------------
                                                                                           5,180,585
                                                                                        ------------
Consumer Durables (2.1%)
  Bajaj Auto Ltd. ...........................................  IND             79,200      1,188,798         0.6
    AUTOMOBILES
  Imperial Holdings Ltd. ....................................  SAFR            52,840        721,615         0.3
    AUTOMOBILES
  Hon Hai Precision Industry-/- .............................  TWN            101,000        588,171         0.3
    CONSUMER ELECTRONICS
  Qingling Motors Co., Ltd.{*} ..............................  CHNA         1,022,000        442,024         0.2
    AUTOMOBILES
  Tata Engineering and Locomotive Co., Ltd. - GDR{\/} .......  IND             48,000        349,200         0.2
    AUTOMOBILES
  Mahindra & Mahindra Ltd. ..................................  IND             43,300        315,395         0.2
    AUTOMOBILES
  Ford Otomotiv Sanayi AS ...................................  TRKY           324,000        233,514         0.1
    AUTOMOBILES
  Tofas Turk Otomobil Fabrikasi AS ..........................  TRKY         4,219,000        219,608         0.1
    AUTOMOBILES
  Arcelik AS ................................................  TRKY         1,601,300        179,525         0.1
    APPLIANCES & HOUSEHOLD DURABLES
                                                                                        ------------
                                                                                           4,237,850
                                                                                        ------------
Health Care (1.7%)
  Ranbaxy Laboratories Ltd. .................................  IND             79,850      1,334,857         0.6
    MEDICAL TECHNOLOGY & SUPPLIES
  Teva Pharmaceutical Industries Ltd. .......................  ISRL            24,700      1,047,539         0.5
    PHARMACEUTICALS
  Richter Gedeon Rt. - Reg S GDR{c} {\/} ....................  HGRY             6,002        640,714         0.3
    PHARMACEUTICALS
  Egypt International Pharmaceutical Industries Co.
   (EIPICO) .................................................  EGPT             7,000        499,927         0.2
    PHARMACEUTICALS

    The accompanying notes are an integral part of the financial statements.

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

-------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Health Care (Continued)
  EGIS Rt. ..................................................  HGRY             4,750   $    247,724         0.1
    PHARMACEUTICALS
  Medison Co., Ltd. .........................................  KOR              8,200         67,174          --
    MEDICAL TECHNOLOGY & SUPPLIES
                                                                                        ------------
                                                                                           3,837,935
                                                                                        ------------
Capital Goods (1.7%)
  NICE-Systems Ltd.-/- ......................................  ISRL            13,650        568,935         0.3
    TELECOM EQUIPMENT
  Taiwan Semiconductor Manufacturing Co.-/- .................  TWN            121,000        522,975         0.3
    MACHINERY & ENGINEERING
  Corporacion GEO, S.A. de C.V. "B"-/- ......................  MEX             51,700        357,688         0.2
    CONSTRUCTION
  ECI Telecommunications Ltd.{\/} ...........................  ISRL            10,600        323,300         0.2
    TELECOM EQUIPMENT
  Arabian International Construction-/- .....................  EGPT             6,298        296,159         0.1
    CONSTRUCTION
  Netas Telekomunik-/- ......................................  TRKY           670,200        249,564         0.1
    TELECOM EQUIPMENT
  Elektrim Spolka Akcyjna S.A. ..............................  POL             13,472        192,514         0.1
    ELECTRICAL PLANT/EQUIPMENT
  Samsung Display Devices Co. ...............................  KOR              3,090        153,921         0.1
    ELECTRICAL PLANT/EQUIPMENT
  Daewoo Heavy Industries ...................................  KOR             30,600        151,510         0.1
    INDUSTRIAL COMPONENTS
  Samsung Electro-Mechanics Co. .............................  KOR              6,600        138,427         0.1
    ELECTRICAL PLANT/EQUIPMENT
  Sindo Ricoh Co. ...........................................  KOR              3,300        116,180         0.1
    OFFICE EQUIPMENT
  Delta Electronics (Thailand) Public Co., Ltd. - Foreign ...  THAI             6,200         63,927          --
    ELECTRICAL PLANT/EQUIPMENT
  LG Electronics ............................................  KOR              4,148         49,403          --
    ELECTRICAL PLANT/EQUIPMENT
  Madeco S.A. - ADR{\/} .....................................  CHLE             2,000         32,000          --
    INDUSTRIAL COMPONENTS
                                                                                        ------------
                                                                                           3,216,503
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $168,597,232) ................                            170,117,137        81.6
                                                                                        ------------       -----

                                                                           PRINCIPAL       VALUE         % OF NET
FIXED INCOME INVESTMENTS                                       CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Government & Government Agency Obligations (13.4%)
  Argentina (1.1%)
    Republic of Argentina:
      Par Bond Series L, 5.75% (6% at 4/99) due 3/31/23++ ...  USD          1,270,000        967,581         0.5
      Global Bond, 9.75% due 9/19/27 ........................  USD            419,000        404,021         0.2
      Global Bond, 11.375% due 1/30/17 ......................  USD            358,000        396,038         0.2
      Discount Bond, 6.625% due 3/31/23+ ....................  USD            415,000        357,678         0.2

    The accompanying notes are an integral part of the financial statements.

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

-------------------------------------------------------------------------------

                                                                           PRINCIPAL       VALUE         % OF NET
FIXED INCOME INVESTMENTS                                       CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Government & Government Agency Obligations (Continued)
  Brazil (2.1%)
    Republic of Brazil:
      C Bond, 5% (8% at 4/00) due 4/15/14 (Effective rate at
       year end is 8%, including "payment-in-kind" bonds.)[.]
       ++ ...................................................  USD          5,175,697   $  4,289,359         2.1
      Debt Conversion Bond Series L, 6.6875% due 4/15/12+ ...  USD            124,000         98,580          --
  Bulgaria (0.9%)
    Republic of Bulgaria:
      Front Loaded Interest Reduction Bond Series A, 2.25%
       (2.5% at 7/98) due 7/28/12++ .........................  USD          1,500,000      1,014,375         0.5
      Interest Arrears Bond, 6.625% due 7/28/11+ ............  USD          1,000,000        790,625         0.4
  Croatia (0.4%)
    Croatian Government Series A, 6.625% due 7/31/10+ .......  USD          1,000,000        898,125         0.4
  Ecuador (0.4%)
    Republic of Ecuador:
      Past Due Interest Bond, 6.625% due 2/27/15[.]+ ........  USD            578,588        371,743         0.2
      Past Due Interest Bond, 6.625% due 2/27/15 -
       Registered[.]+ .......................................  USD            535,194        343,862         0.2
  Jordan (0.9%)
    Kingdom of Jordan, 5% (5.5% at 12/98) due 12/23/23 ......  USD          2,500,000      1,825,000         0.9
  Korea (0.3%)
    Republic of Korea, 8.875% due 4/15/08 ...................  USD            670,000        660,654         0.3
  Pakistan (0.1%)
    Republic of Pakistan, 6% due 2/26/02 - Reg S{c} .........  USD            285,000        268,613         0.1
  Panama (0.4%)
    Republic of Panama:
      Interest Reduction Bond, 3.75% (4% at 7/98) due
       7/17/14++ ............................................  USD          1,173,000        921,538         0.4
      8.875% due 9/30/27 ....................................  USD             67,000         65,627          --
  Peru (0.3%)
    Republic of Peru, Past Due Interest Bond, 4% (4.5% at
     7/98) due 3/7/17++ .....................................  USD            946,000        645,054         0.3
  Philippines (0.3%)
    Republic of Philippines, 8.875% due 4/15/08 - 144A{.} ...  USD            320,000        316,512         0.2
    Bangko Sentral Pilipinas, 8.6% due 6/15/27 ..............  USD            226,000        205,991         0.1
  Russia (5.5%)
    Bank of Foreign Economic Affairs (Vnesheconombank)
     Interest Notes, 6.72% due 12/15/15+ ....................  USD         10,601,311      7,646,196         3.7
    Bank of Foreign Economic Affairs (Vnesheconombank)
     Principal Loans, 3.36% due 12/15/20+ ...................  USD          5,774,860      3,667,036         1.8
  Venezuela (0.7%)
    Republic of Venezuela, 9.25% due 9/15/27{j} .............  USD          1,734,000      1,535,891         0.7
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $26,379,949) ...............................................                             27,690,099
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

-------------------------------------------------------------------------------

                                                                           PRINCIPAL       VALUE         % OF NET
FIXED INCOME INVESTMENTS                                       CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Corporate Bonds (3.4%)
  Argentina (0.7%)
    Telefonica de Argentina, 9.125% due 5/7/08 - 144A{.} ....  USD          1,504,000   $  1,511,009         0.7
  Brazil (1.0%)
    RBS Participacoes S.A., 11% due 4/1/07 - 144A{.} ........  USD            942,000        946,710         0.5
    Banco Hipotecario Espana, 10% due 4/17/03 - 144A{.} .....  USD            710,000        717,988         0.3
    Comtel Brasileira Ltd. "A", 10.75% due 9/26/04 -
     144A{.} ................................................  USD            165,000        169,125         0.1
    Banco Do Brasil (Cayman), 9.375% due 6/15/07 ............  USD            122,000        120,170         0.1
  China (0.4%)
    Greater Beijing First, 9.5% due 6/15/07 - 144A{.} .......  USD            960,000        764,976         0.4
  Hong Kong (0.3%)
    Road King Infrastructure, 9.5% due 7/15/07 - 144A{.} ....  USD            700,000        571,760         0.3
  Korea (0.2%)
    L.G.-Caltex Oil Corp., 12.75% due 3/31/01 - 144A{.} .....  USD            511,000        519,943         0.2
    Pohang Iron & Steel, 2% due 10/9/00 .....................  JPY          5,500,000         36,996          --
    Korea Development Bank, 4.35% due 5/25/99 ...............  JPY          1,500,000         10,770          --
  Malaysia (0.1%)
    Tenaga Nasional Bhd., 7.875% due 6/15/04 - 144A{.} ......  USD            226,000        213,379         0.1
    Petroliam Nasional Bhd.:
      7.125% due 8/15/05 - 144A{.} ..........................  USD             94,000         83,308          --
      7.625% due 10/15/26 - 144A{.} .........................  USD             88,000         76,868          --
  Mexico (0.2%)
    Petroleos Mexicanos:
      9.25% due 3/30/18 - 144A{.} ...........................  USD            440,000        430,100         0.2
      9.5% due 9/15/27 - 144A{.} ............................  USD              4,000          4,010          --
  Russia (0.5%)
    Lukinter Finance BV Convertible, 3.5% due 5/6/02 -
     144A{.} ................................................  USD            851,000      1,025,455         0.5
    Mosenergo Finance BV, 8.375% due 10/9/02 - 144A{.} ......  USD              5,000          4,425          --
                                                                                        ------------
Total Corporate Bonds (cost $7,326,458) .....................                              7,206,992
                                                                                        ------------
Structured Notes (0.2%)
  Korea (0.2%)
    Fixed Rate Trust Certificate 13.55% due 2/15/02[::]
     (Issued by a newly created Delaware Business Trust,
     collateralized by triple A paper. This trust certificate
     has a credit risk component linked to the value of a
     referenced security: Korean Development Bank 1.875%
     2002.) (cost $470,000) .................................  USD            470,000        467,650         0.2
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $34,176,407) ...........                             35,364,741        17.0
                                                                                        ------------       -----


                                                                            NO. OF         VALUE         % OF NET
RIGHTS                                                         COUNTRY      RIGHTS        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Delta Electronics (Thailand) Public Co., Ltd. (UNAV NP
   RTS), due 5/15/98 - Foreign ..............................  THAI             3,100         31,161          --
    ELECTRICAL PLANT/EQUIPMENT

    The accompanying notes are an integral part of the financial statements.

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

-------------------------------------------------------------------------------

                                                                            NO. OF         VALUE         % OF NET
RIGHTS                                                         COUNTRY      RIGHTS        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Samsung Electronics Rights, due 5/27/98 - GDR 144A{.}
   {\/} .....................................................  KOR                788          7,835          --
    SEMICONDUCTORS
  Samsung Development Rights, due 5/13/98 ...................  KOR                444   $      7,717          --
    ELECTRICAL PLANT/EQUIPMENT
                                                                                        ------------       -----

TOTAL RIGHTS (cost $27,062) .................................                                 46,713          --
                                                                                        ------------       -----


                                                                            NO. OF         VALUE         % OF NET
WARRANTS                                                       COUNTRY     WARRANTS       (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Belle Corp. Warrants, expire 2002 (cost $0) ...............  PHIL           659,400          1,893          --
                                                                                        ------------       -----
    OIL

TOTAL INVESTMENTS (cost $202,800,701)  * ....................                            205,530,484        98.6
Other Assets and Liabilities ................................                              2,882,202         1.4
                                                                                        ------------       -----

NET ASSETS ..................................................                           $208,412,686       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {*}  Security is denominated in Hong Kong Dollars.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
       {.:} Each Centenary Linked Unit consists of 1 registered deferred share of De Beers Consolidated Mine + 1 Centenary Depositary Receipt.
       (::) Valued in good faith at fair value using procedures approved by the Board of Directors (See Note 1 of Notes to Financial Statements).
        +X+ The GT Global Developing Markets Fund (the "Fund") has invested in the GT Global Taiwan Fund, a fund managed by LGT Asset Management Ltd. who is an affiliate of the Fund's manager, Chancellor LGT Asset Management, Inc.
          + The coupon rate shown on floating rate note represents the rate at period end.
         ++ The coupon rate shown on step-up coupon bond represents the rate at period end.
        [.]  Bond pays stated or additional interest with "payment-in-kind"
             (PIK) bonds.
       [::] Certain events may cause the contract to terminate prior to date shown.
        {j} All or part of the Fund's holdings in this security is segregated as collateral for extended settlement of derivative instruments. (See Note 1 of Notes to Financial Statements.)
          * For Federal income tax purposes, cost is $204,117,118 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  17,708,574
                 Unrealized depreciation:           (16,295,208)
                                                  -------------
                 Net unrealized appreciation:     $   1,413,366
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depositary Receipt
    GDR--Global Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

-------------------------------------------------------------------------------
The Fund's Portfolio of Investments at April 30, 1998, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {d}
                                        -------------------------------------------
                                                 FIXED INCOME,
                                                   RIGHTS &      SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Argentina (ARG/ARS) ..................    3.1         1.8                       4.9
Brazil (BRZL/BRL) ....................   11.7         3.1                      14.8
Bulgaria (BUL/LEV) ...................                0.9                       0.9
Chile (CHLE/CLP) .....................    4.1                                   4.1
China (CHNA/RMB) .....................    0.2         0.4                       0.6
Croatia (CRT/HRK) ....................                0.4                       0.4
Ecuador (ECDR/ECS) ...................                0.4                       0.4
Egypt (EGPT/EGP) .....................    5.8                                   5.8
Greece (GREC/GRD) ....................    2.7                                   2.7
Hong Kong (HK/HKD) ...................    0.2         0.3                       0.5
Hungary (HGRY/HUF) ...................    2.0                                   2.0
India (IND/INR) ......................    6.2                                   6.2
Ireland (IRE/IEP) ....................    0.9                                   0.9
Israel (ISRL/ILS) ....................    3.1                                   3.1
Jordan (JDN/JOD) .....................                0.9                       0.9
Kazakhstan (KAZ/KTS) .................    0.3                                   0.3
Korea (KOR/KRW) ......................    0.7         0.7                       1.4
Malaysia (MAL/MYR) ...................    1.8         0.1                       1.9
Mexico (MEX/MXN) .....................    9.3         0.2                       9.5
Morocco (MOR/MAD) ....................    0.1                                   0.1
Pakistan (PAK/PKR) ...................    0.7         0.1                       0.8
Panama (PAN/PND) .....................                0.4                       0.4
Peru (PERU/PES) ......................    1.9         0.3                       2.2
Philippines (PHIL/PHP) ...............    1.9         0.3                       2.2
Poland (POL/PLZ) .....................    0.5                                   0.5
Russia (RUS/SUR) .....................    3.1         6.0                       9.1
South Africa (SAFR/ZAR) ..............    9.6                                   9.6
Sri Lanka (SLNKA/LKR) ................    0.5                                   0.5
Taiwan (TWN/TWD) .....................    4.1                                   4.1
Thailand (THAI/THB) ..................    0.3                                   0.3
Turkey (TRKY/TRL) ....................    5.6                                   5.6
United Kingdom (UK/GBP) ..............    1.2                                   1.2
United States (US/USD) ...............                               1.4        1.4
Venezuela (VENZ/VEB) .................                0.7                       0.7
                                        ------      -----            ---      -----
Total  ...............................   81.6        17.0            1.4      100.0
                                        ------      -----            ---      -----
                                        ------      -----            ---      -----

--------------

{d}  Percentages indicated are based on net assets of $208,412,686.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                 APRIL 30, 1998

                                           MARKET VALUE     CONTRACT    DELIVERY    UNREALIZED
CONTRACTS TO SELL:                        (U.S. DOLLARS)      PRICE       DATE     APPRECIATION
----------------------------------------  --------------   -----------  --------  --------------
Japanese Yen............................        37,065       122.90001   7/31/98   $     2,308
Japanese Yen............................        10,953       121.89997   7/31/98           778
                                          --------------                          --------------
  Total Contracts to Sell (Receivable
   amount $51,104)......................        48,018                                   3,086
                                          --------------                          --------------
THE VALUE OF CONTRACTS TO SELL AS A
 PERCENTAGE OF NET ASSETS IS 0.02%.
  Total Open Forward Foreign Currency
   Contracts............................                                           $     3,086
                                                                                  --------------
                                                                                  --------------

----------------
See Note 1 of Notes to Financial Statements.

    The accompanying notes are an integral part of the financial statements.

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                 April 30, 1998

-------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $202,800,701) (Note 1)................  $205,530,484
  U.S. currency.......................................................  $  444,445
  Foreign currencies (cost $2,551,489)................................   2,543,606     2,988,051
                                                                        ----------
  Receivable for securities sold..................................................     4,460,160
  Interest receivable.............................................................       772,897
  Dividends receivable............................................................       682,025
  Receivable from Chancellor LGT Asset Management, Inc. (Note 2)..................       540,059
  Unamortized organizational costs (Note 1).......................................        50,225
  Receivable for Fund shares sold.................................................         4,417
  Receivable for open forward foreign currency contracts (Note 1).................         3,086
                                                                                    ------------
    Total assets..................................................................   215,031,404
                                                                                    ------------
Liabilities:
  Payable for securities purchased................................................     5,089,190
  Payable for Fund shares repurchased.............................................       760,558
  Payable for investment management and administration fees (Note 2)..............       422,779
  Payable for professional fees...................................................       105,562
  Payable for transfer agent fees (Note 2)........................................        71,387
  Payable for service and distribution expenses (Note 2)..........................        50,898
  Payable for custodian fees......................................................        17,067
  Payable for printing and postage expenses.......................................        16,019
  Payable for Directors' fees and expenses (Note 2)...............................        13,860
  Payable for registration and filing fees........................................        10,941
  Payable for fund accounting fees (Note 2).......................................         4,224
  Other accrued expenses..........................................................        56,233
                                                                                    ------------
    Total liabilities.............................................................     6,618,718
                                                                                    ------------
Net assets........................................................................  $208,412,686
                                                                                    ------------
                                                                                    ------------
Class A:
Net asset value and redemption price per share ($208,168,793 DIVIDED BY 16,756,318
 shares outstanding)..............................................................  $      12.42
                                                                                    ------------
                                                                                    ------------
Maximum offering price per share (100/95.25 of $12.42) *..........................  $      13.04
                                                                                    ------------
                                                                                    ------------
Class B:+
Net asset value and offering price per share ($207,318 DIVIDED BY 16,731 shares
 outstanding).....................................................................  $      12.39
                                                                                    ------------
                                                                                    ------------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($36,575
 DIVIDED BY 2,941 shares outstanding).............................................  $      12.44
                                                                                    ------------
                                                                                    ------------
Net assets consist of:
  Paid in capital (Note 4)........................................................  $303,197,267
  Undistributed net investment income.............................................     1,755,638
  Accumulated net realized loss on investments and foreign currency
   transactions...................................................................   (99,259,192)
  Net unrealized depreciation on translation of assets and liabilities in foreign
   currencies.....................................................................       (10,810)
  Net unrealized appreciation of investments......................................     2,729,783
                                                                                    ------------
Total -- representing net assets applicable to capital shares outstanding.........  $208,412,686
                                                                                    ------------
                                                                                    ------------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                            STATEMENT OF OPERATIONS

                        Six months ended April 30, 1998

-------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest income...........................................................................  $ 4,633,495
  Dividend income (net of foreign withholding tax of $104,449)..............................    2,423,523
  Securities lending income.................................................................      155,608
                                                                                              -----------
    Total investment income.................................................................    7,212,626
                                                                                              -----------
Expenses:
  Investment management and administration fees (Note 2)....................................    1,130,939
  Transfer agent fees (Note 2)..............................................................      392,250
  Professional fees.........................................................................      354,647
  Service and distribution expenses: (Note 2)
    Class A....................................................................  $   298,300
    Class B....................................................................          709      299,009
                                                                                 -----------
  Interest expense (Note 1).................................................................      260,016
  Printing and postage expenses.............................................................      147,676
  Custodian fees............................................................................       83,146
  Registration and filing fees..............................................................       78,500
  Fund accounting fees (Note 2).............................................................       37,617
  Amortization of organization costs (Note 1)...............................................       35,087
  Directors' fees and expenses (Note 2).....................................................       15,204
  Other expenses............................................................................        4,477
                                                                                              -----------
    Total expenses before reductions........................................................    2,838,568
                                                                                              -----------
      Expenses reimbursed by Chancellor LGT Asset Management, Inc. (Note 2).................     (540,059)
      Expense reductions (Note 5)...........................................................      (40,839)
                                                                                              -----------
    Total net expenses......................................................................    2,257,670
                                                                                              -----------
Net investment income.......................................................................    4,954,956
                                                                                              -----------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized loss on investments.............................................  (41,994,248)
  Net realized loss on foreign currency transactions...........................   (1,662,852)
                                                                                 -----------
    Net realized loss during the period.....................................................  (43,657,100)
  Net change in unrealized depreciation on translation of assets and
   liabilities in foreign currencies...........................................      196,235
  Net change in unrealized appreciation of investments.........................   43,290,356
                                                                                 -----------
    Net unrealized appreciation during the period...........................................   43,486,591
                                                                                              -----------
Net realized and unrealized loss on investments and foreign currencies......................     (170,509)
                                                                                              -----------
Net increase in net assets resulting from operations........................................  $ 4,784,447
                                                                                              -----------
                                                                                              -----------

    The accompanying notes are an integral part of the financial statements.

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                       STATEMENT OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------

                                                                SIX MONTHS ENDED   TEN MONTHS ENDED      YEAR ENDED
                                                                 APRIL 30, 1998    OCTOBER 31, 1997   DECEMBER 31, 1996
                                                                ----------------   ----------------   -----------------
Decrease in net assets
Operations:
  Net investment income.......................................   $   4,954,956      $   9,089,483       $ 19,406,553
  Net realized gain (loss) on investments and foreign currency
   transactions...............................................     (43,657,100)        45,653,300            945,154
  Net change in unrealized appreciation (depreciation) on
   translation of assets and liabilities in foreign
   currencies.................................................         196,235           (297,303)            91,835
  Net change in unrealized appreciation (depreciation) of
   investments................................................      43,290,356       (101,078,671)        78,628,364
                                                                ----------------   ----------------   -----------------
    Net increase (decrease) in net assets resulting from
     operations...............................................       4,784,447        (46,633,191)        99,071,906
                                                                ----------------   ----------------   -----------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income..................................     (11,843,408)                --        (17,407,047)
Class B:
Distributions to shareholders: (Note 1)
  From net investment income..................................          (1,499)                --                 --
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income..................................             (46)                --                 --
                                                                ----------------   ----------------   -----------------
    Total distributions.......................................     (11,844,953)                --        (17,407,047)
                                                                ----------------   ----------------   -----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested............      11,481,861                 --                 --
  Decrease from capital shares repurchased....................    (253,387,857)                --                 --
                                                                ----------------   ----------------   -----------------
    Net increase (decrease) from capital share transactions...    (241,905,996)                --                 --
                                                                ----------------   ----------------   -----------------
Total decrease in net assets..................................    (248,966,502)       (46,633,191)        81,664,859
Net assets:
  Beginning of period.........................................     457,379,188        504,012,379        422,347,520
                                                                ----------------   ----------------   -----------------
  End of period *.............................................   $ 208,412,686      $ 457,379,188       $504,012,379
                                                                ----------------   ----------------   -----------------
                                                                ----------------   ----------------   -----------------
 * Includes undistributed net investment income of............   $   1,755,638      $   8,645,635       $    363,782
                                                                ----------------   ----------------   -----------------
                                                                ----------------   ----------------   -----------------

    The accompanying notes are an integral part of the financial statements.

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                              FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                           CLASS A+
                                          ---------------------------------------------------------------------------
                                                                                                     JANUARY 11, 1994
                                                                                                      (COMMENCEMENT
                                          SIX MONTHS     TEN MONTHS            YEAR ENDED             OF OPERATIONS)
                                            ENDED           ENDED             DECEMBER 31,                  TO
                                          APRIL 30,      OCTOBER 31,     -----------------------       DECEMBER 31,
                                           1998 (d)       1997 (e)       1996 (e)      1995 (e)          1994 (e)
                                          ----------     -----------     ---------     ---------     ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $  12.56        $  13.84       $  11.60      $  12.44         $  15.00
                                          ----------     -----------     ---------     ---------     ----------------
Income from investment operations:
  Net investment income.................      0.23*{/\}       0.25           0.53          0.72             0.35
  Net realized and unrealized gain
   (loss) on investments................        --           (1.53)          2.19         (0.84)           (2.46)
                                          ----------     -----------     ---------     ---------     ----------------
    Net increase (decrease) from
     investment operations..............      0.23           (1.28)          2.72         (0.12)           (2.11)
                                          ----------     -----------     ---------     ---------     ----------------
  Redemption fees retained (Note 4).....      0.23              --             --            --               --
                                          ----------     -----------     ---------     ---------     ----------------
  Distributions to shareholders:
    From net investment income..........     (0.60)             --          (0.48)        (0.72)           (0.35)
    From net realized gain on
     investments........................        --              --             --            --            (0.10)
                                          ----------     -----------     ---------     ---------     ----------------
      Total distributions...............     (0.60)             --          (0.48)        (0.72)           (0.45)
                                          ----------     -----------     ---------     ---------     ----------------
Net asset value, end of period..........  $  12.42        $  12.56       $  13.84      $  11.60         $  12.44
                                          ----------     -----------     ---------     ---------     ----------------
                                          ----------     -----------     ---------     ---------     ----------------
    Market value, end of period.........  $    N/A        $  11.81       $  11.63      $   9.75         $   9.75
                                          ----------     -----------     ---------     ---------     ----------------
                                          ----------     -----------     ---------     ---------     ----------------
    Total investment return (based on
     market value)......................       N/A            1.62%(b)      24.18%         6.60%          (32.16)% (b)
    Total investment return (based on
     net asset value)...................      3.68%(b)(c)    (9.25)%(b)     23.59%        (0.95)%         (14.07)% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $208,169        $457,379       $504,012      $422,348         $452,872
Ratio of net investment income to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......      3.06%(a)        2.03%(a)       4.07%         6.33%            2.75% (a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................      2.56%(a)        1.95%(a)       4.04%         6.30%            2.75% (a)
Ratio of operating expenses to average
 net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......      1.72%(a)        1.75%(a)       1.82%         1.77%            2.01% (a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................      2.22%(a)        1.83%(a)       1.85%         1.80%            2.01% (a)
Ratio of interest expense to average net
 assets (Note 1)+++.....................      0.22%(a)         N/A            N/A           N/A              N/A
Portfolio turnover rate.................        99%(a)         184%(a)        138%           75%              56%
Average commission rate per share paid
 on portfolio transactions..............  $ 0.0017        $ 0.0023       $ 0.0022           N/A              N/A

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon the average shares outstanding during the period.
 (e) These financial highlights provide per share information of G.T. Global Developing Markets Fund, Inc. ("Predecessor Fund") (See Note 1 to Notes to Financial Statements) for the periods up to and including October 31, 1997. The fees and expenses of the Fund differ from those of the Predecessor Fund.
{/\} Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements. Without such a payment net investment would have been $0.09, $0.07 and $0.13 per share for Class A, B, and Advisor, respectively.
  * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.03 for Class A, B, and Advisor.
  + All capital shares issued and outstanding October 31, 1997 were reclassified as Class A shares.
 ++ Commencing November 1, 1997, the Fund began offering Class B and Advisor Class shares.
+++ Portfolio turnover rate, average commission rate, and ratio of interest expense to average net assets are calculated on the basis of the Fund as whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                              FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                              CLASS B++          ADVISOR CLASS++
                                          -----------------     -----------------
                                             SIX MONTHS            SIX MONTHS
                                                ENDED                 ENDED
                                          APRIL 30, 1998(d)     APRIL 30, 1998(d)
                                          -----------------     -----------------
Per Share Operating Performance:
Net asset value, beginning of period....      $ 12.56               $ 12.56
                                          -----------------     -----------------
Income from investment operations:
  Net investment income.................         0.21*{/\}             0.27*{/\}
  Net realized and unrealized gain
   (loss) on investments................        (0.01)                (0.02)
                                          -----------------     -----------------
    Net increase (decrease) from
     investment operations..............         0.20                  0.25
                                          -----------------     -----------------
  Redemption fees retained (Note 4).....         0.23                  0.23
                                          -----------------     -----------------
  Distributions to shareholders:
    From net investment income..........        (0.60)                (0.60)
    From net realized gain on
     investments........................           --                    --
                                          -----------------     -----------------
      Total distributions...............        (0.60)                (0.60)
                                          -----------------     -----------------
Net asset value, end of period..........      $ 12.39               $ 12.44
                                          -----------------     -----------------
                                          -----------------     -----------------

    Total investment return (based on
     net asset value)...................         3.36% (b)(c)          3.88% (b)(c)
Ratios and supplemental data:
Net assets, end of period (in 000's)....      $   207               $    37
Ratio of net investment income to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......         2.32% (a)             3.32% (a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................         1.82% (a)             2.82% (a)
Ratio of operating expenses to average
 net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......         2.46% (a)             1.46% (a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................         2.96% (a)             1.96% (a)
Ratio of interest expense to average net
 assets (Note 1)+++.....................         0.22% (a)             0.22% (a)
Portfolio turnover rate.................           99% (a)               99% (a)
Average commission rate per share paid
 on portfolio transactions..............      $0.0017               $0.0017

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon the average shares outstanding during the period.
{/\} Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements. Without such a payment net investment would have been $0.09, $0.07 and $0.13 per share for Class A, B, and Advisor, respectively.
  * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.03 for Class A, B, and Advisor.
  + All capital shares issued and outstanding October 31, 1997 were reclassified as Class A shares.
 ++ Commencing November 1, 1997, the Fund began offering Class B and Advisor Class shares.
+++ Portfolio turnover rate, average commission rate, and ratio of interest expense to average net assets are calculated on the basis of the Fund as whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                 April 30, 1998

-------------------------------------------------------------------------------

The following Notes to Financial Statements are for the period ending April 30, 1998, and unless otherwise indicated reflect facts as of that date. Please see "Note 6 -- Subsequent Events" for a discussion of certain changes which took place after April 30, 1998.

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 6)

GT Global Developing Markets Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). Effective June 1, 1998, the Company was renamed AIM Investment Funds, Inc. and the Fund was renamed AIM Developing Markets Fund. The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Company has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

On October 31, 1997, at the close of business, the Fund acquired the assets and assumed the liabilities of G.T. Global Developing Markets Fund, Inc., a Maryland corporation registered under the 1940 Act as a non-diversified closed-end management investment company ("Predecessor Fund"), in exchange for Class A shares of the Fund in a tax-free reorganization of the Predecessor Fund. Shareholders of the Predecessor Fund approved the reorganization on October 20, 1997. Prior to October 28, 1997 the Closed-End Fund's shares traded on the New York Stock Exchange.

Commencing November 1, 1997, the Fund began to offer Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges except that Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by Chancellor LGT Asset Management, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and asked prices for securities or, if such prices are not available, at prices for securities of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Fund's Board of Directors.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations existing from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term investments, forward foreign currency contracts, sales of foreign currencies, currency gains or

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on an exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to collection of income on securities, income is recorded net of all

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the market risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At April 30, 1998, stocks with an aggregate value of approximately $13,962,416 were on loan to brokers. The loans were secured by cash collateral of $14,552,194 received by the Fund. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of each loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less. For the six months ended April 30, 1998, the Fund received securities lending income of $155,608.

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, and unrealized appreciation of securities held, or excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $54,472,976 which expires in 2003.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states aggregated $353,775. These expenses are being amortized on a straightline basis over a five-year period.

(L) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(M) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(O) SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS
The Fund may trade securities on a when-issued or forward commitment basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities are identified on the accompanying Portfolio of Investments. The Fund has purchased and sold when-issued securities during the period and has set aside liquid securities as collateral for these commitments.

(P) LINE OF CREDIT
The Fund, along with certain other funds advised and/or administered by the Manager ("GT Funds"), has a line of credit with each of BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and the GT Funds to borrow an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of each Fund's total assets. On April 30, 1998, the Fund had no loans outstanding.

For the six months ended April 30, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the Fund was $7,671,408, with a weighted average interest rate of 6.29%. Interest expense for the Fund for the six months ended April 30, 1998 was $210,460. Other interest expense charges amounted to $49,556.

2. RELATED PARTIES (SEE ALSO NOTE 6)
For the period ended April 30, 1998, Chancellor LGT Asset Management, Inc. was the Fund's investment manager and administrator. The Fund pays the Manager investment management and administration fees at the annualized rate of 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly.

For the period ended April 30, 1998, GT Global, Inc. ("GT Global"), an affiliate of the Manager, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the six months ended April 30, 1998, GT Global did not retain any of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global did not collect CDSCs for the six months ended April 30, 1998. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global, from its own resources, pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the six months ended April 30, 1998, GT Global did not collect any CDSCs. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to the then effective separate distribution plans adopted under 1940 Act Rule 12b-1 by the Company's Board of Directors with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under that Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended April 30, 1998, pursuant to that Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continued in effect.

The Manager and GT Global voluntarily undertook to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 2.00%, 2.50%, and 1.50% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by the waivers by the Manager of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to the Fund's average daily net assets.

The Company pays each of its Directors who is not an employee, officer or director of the Manager or any of its affiliated companies $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

3. PURCHASES AND SALES OF SECURITIES
For the six months ended April 30, 1998, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $120,141,572 and $302,645,182, respectively. There were no purchases of U.S. government obligations by the Fund for the period. Sales of U.S. government obligations by the Fund were $7,170,550 for the period.

4. CAPITAL SHARES
At April 30, 1998, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of GT Global Developing Markets Fund; 400,000,000 were classified as shares of GT Global Government Income Fund; 200,000,000 were classified as shares of GT Global Health Care Fund; 200,000,000 were classified as shares of GT Global Strategic Income Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of GT Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)

(inactive); 200,000,000 were classified as shares of GT Global Latin America Growth Fund; 200,000,000 were classified as shares of GT Global Emerging Markets Fund; 400,000,000 were classified as shares of GT Global Telecommunications Fund; 200,000,000 were classified as shares of GT Global High Income Fund; 200,000,000 were classified as shares of GT Global Financial Services Fund; 200,000,000 were classified as shares of GT Global Natural Resources Fund; 200,000,000 were classified as shares of GT Global Infrastructure Fund; and 200,000,000 were classified as shares of GT Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fifteen series of the Company and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                   SIX MONTHS ENDED
                                                    APRIL 30, 1998
                                          -----------------------------------
CLASS A                                       SHARES             AMOUNT
----------------------------------------  ---------------  ------------------
Shares sold.............................          252,838  $        3,022,409
Shares issued in connection with
  reinvestment of distributions.........          676,249           8,202,878
                                          ---------------  ------------------
                                                  929,087          11,225,287
Shares repurchased including those
  purchased in connection with open
  ending of the Fund on 11/1/97*........      (20,589,436)       (253,365,429)
                                          ---------------  ------------------
Net decrease............................      (19,660,349) $     (242,140,142)
                                          ---------------  ------------------
                                          ---------------  ------------------


CLASS B
----------------------------------------
Shares sold.............................           18,606  $          220,436
Shares issued in connection with
  reinvestment of distributions.........              124               1,499
                                          ---------------  ------------------
                                                   18,730             221,935
Shares repurchased......................           (1,999)            (22,428)
                                          ---------------  ------------------
Net increase............................           16,731  $          199,507
                                          ---------------  ------------------
                                          ---------------  ------------------

ADVISOR CLASS
----------------------------------------
Shares sold.............................            2,937  $           34,593
Shares issued in connection with
  reinvestment of distributions.........                4                  46
                                          ---------------  ------------------
                                                    2,941              34,639
Shares repurchased......................               --                  --
                                          ---------------  ------------------
Net increase............................            2,941  $           34,639
                                          ---------------  ------------------
                                          ---------------  ------------------

--------------
* The redemption amount for Class A redemptions is net of a 2% redemption fee of $4,923,187 incurred in the period from November 1, 1997 to April 30, 1998 in connection with redemptions upon the open ending of the Fund.

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the six months ended April 30, 1998, the Fund's expenses were reduced by $40,839 under these arrangements.

6. SUBSEQUENT EVENTS
On May 29, 1998, Liechtenstein Global Trust ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO (NY), Inc. and is now an indirect wholly-owned subsidiary of AMVESCAP PLC. In connection with this transaction, A I M Advisors, Inc. ("AIM"), an indirect wholly-owned subsidiary of AMVESCAP PLC, became the investment adviser and administrator of the Fund and INVESCO (NY), Inc. became the sub-adviser and sub-administrator of the Fund. In addition, A I M Distributors, Inc. replaced GT Global, Inc. as the Fund's principal underwriter, and the Fund became subject to compensation-type Rule 12b-1 plans of distribution, which replaced the Fund's former reimbursement-type Rule 12b-1 plans of distribution. All of the changes became effective as of the close of business on May 29, 1998.

                        GT GLOBAL DEVELOPING MARKETS FUND

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of GT Global Developing Markets Fund ("Fund"):

We have audited the accompanying statement of assets and liabilities of GT Global Developing Markets Fund (formerly G.T. Global Developing Markets Fund, Inc.), including the portfolio of investments, as of October 31, 1997, the related statement of operations for the ten months then ended and for the year ended December 31, 1996, the statements of changes in net assets for the ten months then ended and for each of the two years in the period ended December 31, 1996, and the financial highlights for each of the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of GT Global Developing Markets Fund as of October 31, 1997, the results of its operations for the ten months then ended and for the year ended December 31, 1996, the changes in its net assets for the ten months then ended and for each of the two years in the period ended December 31, 1996, and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.



                                                    COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 15, 1997

                       GT GLOBAL DEVELOPING MARKETS FUND

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Energy (13.0%)
  LUKoil Holding - ADR{\/} ................................   RUS              97,586   $  8,172,833         1.8
    OIL
  Sasol Ltd. ..............................................   SAFR            537,556      6,481,964         1.4
    ENERGY SOURCES
  Petroleo Brasileiro S.A. (Petrobras) Preferred ..........   BRZL         27,126,040      5,044,302         1.1
    OIL
  C.A. La Electricidad de Caracas .........................   VENZ          3,443,139      4,526,264         1.0
    ELECTRICAL & GAS UTILITIES
  Companhia Energetica de Minas Gerais (CEMIG) -
   ADR{\/} ................................................   BRZL             94,834      3,793,360         0.8
    ELECTRICAL & GAS UTILITIES
  Centrais Eletricas Brasileiras S.A. (Eletrobras): .......   BRZL                 --             --         0.8
    ELECTRICAL & GAS UTILITIES
    "B" ADR{\/} ...........................................   --              118,958      2,617,076          --
    Preferred .............................................   --            2,112,000        913,846          --
  Chilgener S.A. - ADR{\/} ................................   CHLE            124,972      3,374,244         0.7
    ELECTRICAL & GAS UTILITIES
  Enersis S.A. - ADR{\/} ..................................   CHLE             94,858      3,130,314         0.7
    ELECTRICAL & GAS UTILITIES
  Empresa Nacional de Electricidad S.A. - ADR{\/} .........   CHLE            127,657      2,569,097         0.6
    ELECTRICAL & GAS UTILITIES
  YPF S.A. - ADR{\/} ......................................   ARG              68,960      2,206,720         0.5
    OIL
  The Hub Power Co., Ltd. - GDR-/- {\/} ...................   PAK              70,300      2,196,875         0.5
    ENERGY SOURCES
  Light - Participacoes S.A. ..............................   BRZL          7,485,850      1,914,922         0.4
    ELECTRICAL & GAS UTILITIES
  Light - Servicos de Electricidade S.A. ..................   BRZL          5,322,290      1,767,016         0.4
    ELECTRICAL & GAS UTILITIES
  Surgutneftegaz - ADR-/- {\/} ............................   RUS             174,640      1,484,440         0.3
    OIL
  PTT Exploration and Production Public Co., Ltd. -
   Foreign ................................................   THAI            138,800      1,415,622         0.3
    OIL
  Unified Energy Systems - Reg S GDR-/- {c} {\/} ..........   RUS              40,700      1,271,875         0.3
    ELECTRICAL & GAS UTILITIES
  Manila Electric Co. "B" .................................   PHIL            361,110      1,111,108         0.2
    ELECTRICAL & GAS UTILITIES
  Bombay Suburban Electric Supply (BSES) Ltd. .............   IND             200,000      1,004,209         0.2
    ELECTRICAL & GAS UTILITIES
  MOL Magyar Olaj-es Gazipari RT - Reg S GDR{c} {\/} ......   HGRY             43,600        942,850         0.2
    ENERGY SOURCES
  Mosenergo: ..............................................   RUS                  --             --         0.2
    ELECTRICAL & GAS UTILITIES
    ADR-/- {\/} ...........................................   --               10,964        460,488          --
    144A ADR{.} {\/} ......................................   --               10,000        420,000          --
  Korea Electric Power Corp. - ADR{\/} ....................   KOR              93,330        764,139         0.2
    ELECTRICAL & GAS UTILITIES
  Electricity Generating Public Co., Ltd. - Foreign .......   THAI            447,200        745,333         0.2
    ELECTRICAL & GAS UTILITIES
  Perez Companc S.A. ......................................   ARG             100,460        629,257         0.1
    OIL

    The accompanying notes are an integral part of the financial statements.

                       GT GLOBAL DEVELOPING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Energy (Continued)
  Tenaga Nasional Bhd. ....................................   MAL             235,000   $    508,261         0.1
    ELECTRICAL & GAS UTILITIES
  Yukong Ltd. .............................................   KOR              10,980        148,688          --
    OIL
  Guangdong Electric Power Development Co., Ltd. "B"{*} ...   CHNA            201,000        113,371          --
    ENERGY SOURCES
                                                                                        ------------
                                                                                          59,728,474
                                                                                        ------------
Multi-Industry/Miscellaneous (11.6%)
  Barlow Ltd. .............................................   SAFR            657,524      6,629,920         1.4
    CONGLOMERATE
  PT Telekomunikasi Indonesia .............................   INDO          5,018,500      4,683,001         1.0
    MULTI-INDUSTRY
  Anglo American Corporation of South Africa Ltd. .........   SAFR            104,020      4,498,162         1.0
    CONGLOMERATE
  Grupo Carso, S.A. de C.V. "A1" ..........................   MEX             567,700      3,610,164         0.8
    MULTI-INDUSTRY
  Delta Corporation Ltd. (subdivision)-/- .................   ZBBW          2,472,400      3,520,823         0.8
    MULTI-INDUSTRY
  ITC Ltd.: ...............................................   IND                  --             --         0.7
    MULTI-INDUSTRY
    Common ................................................   --              136,000      2,102,842          --
    GDR-/- {\/} ...........................................   --               44,370        811,971          --
  Billiton PLC-/- .........................................   SAFR            980,865      2,875,301         0.6
    CONGLOMERATE
  The Saudi Arabian Investment Fund Ltd.-/- {\/} ..........   UK              281,000      2,810,000         0.6
    COUNTRY FUNDS
  PT Gudang Garam .........................................   INDO            949,500      2,697,744         0.6
    MULTI-INDUSTRY
  China Resources Enterprise Ltd. .........................   HK              870,000      2,386,028         0.5
    CONGLOMERATE
  Shanghai Industrial Holdings Ltd. .......................   HK              471,000      2,096,041         0.5
    MULTI-INDUSTRY
  Sanluis Corporacion, S.A. de C.V. .......................   MEX             263,477      2,044,708         0.4
    CONGLOMERATE
  Central Asia Regional Growth Fund-/- {\/} ...............   IRE             210,000      1,999,200         0.4
    COUNTRY FUNDS
  Malaysian Resources Corp., Bhd. .........................   MAL           2,396,000      1,425,077         0.3
    CONGLOMERATE
  Koc Holding AS ..........................................   TRKY          3,234,900      1,216,923         0.3
    CONGLOMERATE
  Empresas La Moderna, S.A. de C.V. "A"-/- ................   MEX             240,600      1,181,389         0.3
    MULTI-INDUSTRY
  NASR (El) City Company For Housing & Construction-/- ....   EGPT             17,005      1,175,296         0.3
    MISCELLANEOUS
  PT Bimantara Citra ......................................   INDO          1,219,000      1,120,529         0.2
    MULTI-INDUSTRY
  PT Hanjaya Mandala Sampoerna ............................   INDO            590,500      1,032,141         0.2
    MULTI-INDUSTRY

    The accompanying notes are an integral part of the financial statements.

                       GT GLOBAL DEVELOPING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Multi-Industry/Miscellaneous (Continued)
  Koor Industries Ltd.: ...................................   ISRL                 --             --         0.2
    CONGLOMERATE
    ADR{\/} ...............................................   --               22,043   $    471,169          --
    Common ................................................   --                2,850        294,482          --
  Graboplast Rt. ..........................................   HGRY             13,452        725,231         0.2
    MISCELLANEOUS
  GT Taiwan Fund-/- +X+ {\/} ..............................   TWN              49,751        626,368         0.1
    COUNTRY FUNDS
  Quinenco S.A. - ADR-/- {\/} .............................   CHLE             32,400        473,850         0.1
    CONGLOMERATE
  Discount Investment Corp. ...............................   ISRL             11,613        316,356         0.1
    MULTI-INDUSTRY
                                                                                        ------------
                                                                                          52,824,716
                                                                                        ------------
Services (11.3%)
  Telecomunicacoes Brasileiras S.A. (Telebras): ...........   BRZL                 --             --         2.3
    TELEPHONE NETWORKS
    ADR{\/} ...............................................   --               57,481      5,834,322          --
    Common ................................................   --           49,594,258      4,408,329          --
  Telefonos de Mexico, S.A. de C.V. "L" - ADR{\/} .........   MEX             176,363      7,627,700         1.7
    TELEPHONE NETWORKS
  Compania Anonima Nacional Telefonos de Venezuela (CANTV)
   - ADR{\/} ..............................................   VENZ            114,579      5,012,831         1.1
    TELEPHONE NETWORKS
  Pick'n Pay Stores Ltd.: .................................   SAFR                 --             --         0.8
    RETAILERS-OTHER
    Common ................................................   --            1,889,154      2,847,477          --
    "N" ...................................................   --              780,702      1,071,234          --
  Cia de Telecomunicaciones de Chile S.A. - ADR{\/} .......   CHLE            128,402      3,563,156         0.8
    TELEPHONE NETWORKS
  Telefonica del Peru S.A. - ADR{\/} ......................   PERU            155,070      3,062,633         0.7
    TELEPHONE NETWORKS
  Cifra, S.A. de C.V.: ....................................   MEX                  --             --         0.3
    RETAILERS-OTHER
    "C" ...................................................   --              636,000      1,104,431          --
    "A" ...................................................   --              306,000        563,626          --
    "B" ...................................................   --               66,334        132,509          --
  Companhia de Saneamento Basico do Estado de Sao Paulo -
   SABESP-/- ..............................................   BRZL          9,188,127      1,666,932         0.4
    BUSINESS & PUBLIC SERVICES
  Mahanagar Telephone Nigam Ltd. ..........................   IND             233,600      1,627,623         0.4
    TELECOM - OTHER
  Telefonica de Argentina S.A. - ADR{\/} ..................   ARG              55,228      1,553,288         0.3
    TELEPHONE NETWORKS
  Indian Hotels Co., Ltd.: ................................   IND                  --             --         0.2
    LEISURE & TOURISM
    GDR-/- {\/} ...........................................   --               35,200        607,200          --
    Common ................................................   --               25,850        418,541          --
  Migros Turk T.A.S. ......................................   TRKY            848,300        890,294         0.2
    RETAILERS-FOOD
  Portugal Telecom S.A. - Registered ......................   PORT             20,551        843,433         0.2
    TELEPHONE NETWORKS

    The accompanying notes are an integral part of the financial statements.

                       GT GLOBAL DEVELOPING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Services (Continued)
  TelecomAsia Corp. - Foreign-/- ..........................   THAI          1,878,600   $    841,164         0.2
    TELEPHONE NETWORKS
  PT Citra Marga Nusaphala Persada ........................   INDO          2,847,000        812,862         0.2
    BUSINESS & PUBLIC SERVICES
  PT Indosat ..............................................   INDO            344,500        779,683         0.2
    TELECOM - OTHER
  Santa Isabel S.A. - ADR{\/} .............................   CHLE             40,666        752,321         0.2
    RETAILERS-FOOD
  Sonae Investimentos-Sociedade Gestora de Participacoes
   Sociais S.A. ...........................................   PORT             18,602        695,194         0.2
    RETAILERS-OTHER
  Danubius Hotel and Spa Rt.-/- ...........................   HGRY             21,940        686,611         0.2
    LEISURE & TOURISM
  Konsortium Perkapalan Bhd. ..............................   MAL             267,000        501,277         0.1
    TRANSPORTATION - SHIPPING
  Pakistan Telecommunications Co., Ltd. - GDR-/- {\/} .....   PAK               6,000        486,000         0.1
    TELEPHONE NETWORKS
  Advanced Info. Service - Foreign ........................   THAI             85,700        460,478         0.1
    WIRELESS COMMUNICATIONS
  Investec-Consultoria Internacional S.A.-/- ..............   PORT             14,612        457,144         0.1
    BROADCASTING & PUBLISHING
  Super Sol Ltd. ..........................................   ISRL            154,231        443,830         0.1
    RETAILERS-FOOD
  BEC World Public Co., Ltd. - Foreign ....................   THAI             77,800        406,418         0.1
    BROADCASTING & PUBLISHING
  Estabelecimentos Jeronimo Martins & Filho, Sociedade
   Gestora de Participacoes Sociais S.A. ..................   PORT              3,854        252,110         0.1
    RETAILERS-OTHER
  Siam Makro Public Co., Ltd. - Foreign-/- ................   THAI            170,000        224,129          --
    RETAILERS-OTHER
  PT Matahari Putra Prima .................................   INDO          1,035,000        201,811          --
    RETAILERS-APPAREL
  Telecomunicacoes de Sao Paulo S.A. (TELESP) Preferred ...   BRZL            495,118        129,349          --
    TELEPHONE NETWORKS
  Guangshen Railway Co., Ltd. .............................   HK              162,000         50,298          --
    TRANSPORTATION - ROAD & RAIL
                                                                                        ------------
                                                                                          51,016,238
                                                                                        ------------
Materials/Basic Industry (10.9%)
  Kimberly-Clark de Mexico, S.A. de C.V. "A" ..............   MEX           1,389,779      6,125,014         1.3
    PAPER/PACKAGING
  SA Iron & Steel Industrial Corp., Ltd. (ISCOR) ..........   SAFR          9,521,806      4,948,964         1.1
    METALS - STEEL
  Sappi Ltd. ..............................................   SAFR            587,133      3,722,985         0.8
    FOREST PRODUCTS
  Helwan Portland Cement Co.-/- ...........................   EGPT            166,230      3,507,942         0.8
    CEMENT
  Suez Cement Co. - Reg S GDR{c} {\/} .....................   EGPT            158,195      3,282,546         0.7
    CEMENT
  Apasco S.A. .............................................   MEX             428,533      2,617,387         0.6
    CEMENT

    The accompanying notes are an integral part of the financial statements.

                       GT GLOBAL DEVELOPING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Materials/Basic Industry (Continued)
  Industrias Penoles S.A. (CP) ............................   MEX             634,803   $  2,527,808         0.6
    METALS - NON-FERROUS
  Ameriyah Cement Co.-/- ..................................   EGPT             94,500      2,390,294         0.5
    CEMENT
  De Beers Centenary AG - Linked Unit{=} ..................   SAFR             78,000      1,861,622         0.4
    MISC. MATERIALS & COMMODITIES
  Torah Portland Cement Co.-/- ............................   EGPT             67,950      1,858,632         0.4
    CEMENT
  Hindalco Industries Ltd. ................................   IND              63,600      1,660,561         0.4
    METALS - NON-FERROUS
  Paints & Chemical Industry: .............................   EGPT                 --             --         0.3
    CHEMICALS
    Common-/- .............................................   --               31,400      1,052,916          --
    144A GDR{.} -/- {\/} ..................................   --               44,000        440,000          --
  Pohang Iron & Steel Co., Ltd. - ADR{\/} .................   KOR              88,870      1,444,138         0.3
    METALS - STEEL
  Turk Sise ve Cam Fabrikalari AS-/- ......................   TRKY         16,264,000      1,396,565         0.3
    GLASS
  North Cairo Flour Mills-/- ..............................   EGPT             32,010      1,393,376         0.3
    MISC. MATERIALS & COMMODITIES
  Pannonplast Rt. .........................................   HGRY             20,732      1,138,897         0.2
    MISC. MATERIALS & COMMODITIES
  Helioplis Housing-/- ....................................   EGPT              8,000      1,094,353         0.2
    BUILDING MATERIALS & COMPONENTS
  Grupo Industrial Minera Mexico "L" ......................   MEX             277,300        823,598         0.2
    METALS - NON-FERROUS
  Maanshan Iron and Steel Co. "H"{*} ......................   CHNA          4,939,000        785,895         0.2
    METALS - STEEL
  Sociedad Quimica y Minera de Chile S.A. - ADR{\/} .......   CHLE             12,200        632,875         0.1
    CHEMICALS
  Israel Chemicals Ltd. ...................................   ISRL            499,158        625,750         0.1
    CHEMICALS
  Cosco Pacific Ltd. ......................................   HK              516,000        600,776         0.1
    PAPER/PACKAGING
  Cimpor-Cimentos de Portugal, SGPS S.A. ..................   PORT             21,964        555,972         0.1
    CEMENT
  PT Aneka Tambang-/- .....................................   INDO          1,364,500        532,117         0.1
    METALS - NON-FERROUS
  Engro Chemicals Pakistan Ltd. ...........................   PAK             137,800        435,263         0.1
    CHEMICALS
  HI Cement Corp. .........................................   PHIL          3,961,000        361,117         0.1
    CEMENT
  Cahya Mata Sarawak Bhd. .................................   MAL             355,000        345,509         0.1
    BUILDING MATERIALS & COMPONENTS
  Siam Cement Co., Ltd. - Foreign .........................   THAI             39,800        338,597         0.1
    CEMENT
  Agros Holding S.A.-/- ...................................   POL              16,123        338,212         0.1
    MISC. MATERIALS & COMMODITIES
  Compania de Minas Buenaventura S.A. - ADR{\/} ...........   PERU             16,000        287,000         0.1
    METALS - NON-FERROUS

    The accompanying notes are an integral part of the financial statements.

                       GT GLOBAL DEVELOPING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Materials/Basic Industry (Continued)
  PT Indah Kiat Pulp & Paper Corp.Tbk .....................   INDO            709,000   $    271,553         0.1
    PAPER/PACKAGING
  Fauji Fertilizer Co., Ltd. ..............................   PAK             116,300        258,997         0.1
    MISC. MATERIALS & COMMODITIES
                                                                                        ------------
                                                                                          49,657,231
                                                                                        ------------
Finance (8.3%)
  ABSA Group Ltd. .........................................   SAFR            761,136      4,509,849         1.0
    BANKS-REGIONAL
  Uniao Bancos Brasileiras "A" Preferred ..................   BRZL        142,972,483      3,628,783         0.8
    BANKS-MONEY CENTER
  State Bank of India Ltd.: ...............................   IND                  --             --         0.7
    BANKS-MONEY CENTER
    Common ................................................   --              267,000      1,931,961          --
    GDR{\/} ...............................................   --               71,640      1,318,176          --
  Administradora de Fondos de Pensiones Provida S.A. -
   ADR{\/} ................................................   CHLE            142,366      2,384,631         0.5
    INVESTMENT MANAGEMENT
  Egyptian American Bank SAE-/- ...........................   EGPT             57,663      1,857,088         0.4
    BANKS-MONEY CENTER
  Commercial International Bank: ..........................   EGPT                 --             --         0.4
    BANKS-MONEY CENTER
    144A GDR{.} {\/} ......................................   --               58,000      1,261,500          --
    Common ................................................   --               23,940        553,789          --
  Banco de A. Edwards - ADR{\/} ...........................   CHLE            100,934      1,753,728         0.4
    BANKS-MONEY CENTER
  Credicorp Ltd. - ADR{\/} ................................   PERU             94,800      1,700,475         0.4
    BANKS-MONEY CENTER
  Global Menkul Degerler AS-/- ............................   TRKY         69,103,256      1,601,182         0.4
    SECURITIES BROKER
  Banco LatinoAmericano de Exportaciones S.A. (Bladex)
   "E"{\/} ................................................   PAN              37,631      1,495,832         0.3
    OTHER FINANCIAL
  Turkiye Is Bankasi (Isbank) "C" .........................   TRKY         15,098,500      1,461,119         0.3
    BANKS-MONEY CENTER
  Banco Frances del Rio de la Plata S.A. - ADR{\/} ........   ARG              48,968      1,205,837         0.3
    BANKS-MONEY CENTER
  Aksigorta A.S. ..........................................   TRKY         15,080,000      1,171,573         0.3
    INSURANCE - MULTI-LINE
  Liberty Life Association of Africa Ltd. .................   SAFR             37,400        933,056         0.2
    INSURANCE-LIFE
  BPI-SGPS S.A. ...........................................   PORT             40,637        914,217         0.2
    BANKS-MONEY CENTER
  Yapi ve Kredi Bankasi AS ................................   TRKY         29,106,092        888,639         0.2
    BANKS-REGIONAL
  Kookmin Bank - GDR-/- {\/} ..............................   KOR             128,480        822,272         0.2
    BANKS-MONEY CENTER
  Ayala Land, Inc. "B" ....................................   PHIL          1,723,800        675,278         0.1
    REAL ESTATE
  Bank Leumi Le - Israel ..................................   ISRL            406,668        624,411         0.1
    BANKS-REGIONAL
  Metroplex Bhd. ..........................................   MAL           1,751,000        610,141         0.1
    REAL ESTATE

    The accompanying notes are an integral part of the financial statements.

                       GT GLOBAL DEVELOPING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Finance (Continued)
  Turkiye Garanti Bankasi AS ..............................   TRKY         11,565,600   $    599,025         0.1
    BANKS-REGIONAL
  Bank Hapoalim Ltd. ......................................   ISRL            244,830        579,448         0.1
    BANKS-REGIONAL
  Muslim Commercial Bank Ltd.-/- ..........................   PAK             546,500        558,844         0.1
    BANKS-MONEY CENTER
  JSC Kazkommertsbank Co. - GDR-/- {\/} (.) ...............   KAZ              26,600        558,600         0.1
    BANKS-REGIONAL
  SM Prime Holdings, Inc. .................................   PHIL          2,664,600        470,670         0.1
    REAL ESTATE
  Thai Farmers Bank Public Co., Ltd. - Foreign ............   THAI            166,400        455,323         0.1
    BANKS-REGIONAL
  Bank Slaski S.A. ........................................   POL               7,316        426,767         0.1
    BANKS-MONEY CENTER
  Banco Santander Chile - ADR{\/} .........................   CHLE             28,100        365,300         0.1
    BANKS-REGIONAL
  Land and House Public Co., Ltd. - Foreign ...............   THAI            392,300        341,555         0.1
    REAL ESTATE
  Belle Corp.-/- ..........................................   PHIL          3,297,000        300,581         0.1
    REAL ESTATE
  Malaysian Assurance Alliance Bhd. .......................   MAL             116,200        209,432          --
    INSURANCE - MULTI-LINE
  Bangkok Bank Public Co., Ltd. - Foreign .................   THAI             56,400        196,418          --
    BANKS-MONEY CENTER
  C & P Homes, Inc. .......................................   PHIL          1,382,000        104,339          --
    REAL ESTATE
                                                                                        ------------
                                                                                          38,469,839
                                                                                        ------------
Consumer Non-Durables (6.5%)
  South African Breweries Ltd. ............................   SAFR            226,892      6,037,874         1.3
    BEVERAGES - ALCOHOLIC
  Fomento Economico Mexicano, S.A. de C.V. "B" ............   MEX             738,356      5,217,126         1.1
    BEVERAGES - ALCOHOLIC
  Gruma S.A. "B"-/- .......................................   MEX             883,073      3,468,838         0.8
    FOOD
  Companhia Cervejaria Brahma Preferred ...................   BRZL          4,662,721      2,918,430         0.6
    BEVERAGES - ALCOHOLIC
  C.G. Smith Foods Ltd. ...................................   SAFR            174,000      2,496,050         0.5
    FOOD
  Eastern Tobacco Co.-/- ..................................   EGPT             90,785      2,276,300         0.5
    TOBACCO
  A-Ahram Beverages Co. S.A.E. - 144A GDR{.} -/- {\/} .....   EGPT             62,514      1,719,135         0.4
    BEVERAGES - ALCOHOLIC
  Embotelladora Andina S.A.: ..............................   CHLE                 --             --         0.4
    BEVERAGES - NON-ALCOHOLIC
    "B" ADR{\/} ...........................................   --               41,497        850,689          --
    "A" ADR{\/} ...........................................   --               34,400        825,600          --
  Hindustan Lever Ltd. ....................................   IND              40,650      1,438,245         0.3
    PERSONAL CARE/COSMETICS
  San Miguel Corp. "B" ....................................   PHIL            851,600        958,353         0.2
    BEVERAGES - ALCOHOLIC

    The accompanying notes are an integral part of the financial statements.

                       GT GLOBAL DEVELOPING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Consumer Non-Durables (Continued)
  Compania Cervecerias Unidas S.A. ADR{\/} ................   CHLE             36,800   $    897,000         0.2
    BEVERAGES - ALCOHOLIC
  Zaklady Piwowarskie w Zywcu S.A. (Zywiec) ...............   POL               4,461        333,293         0.1
    BEVERAGES - ALCOHOLIC
  Reliance Industries Ltd. - GDR-/- {\/} (.) ..............   IND              12,100        255,008         0.1
    TEXTILES & APPAREL
  Kuala Lumpur Kepong Bhd. ................................   MAL              60,000        144,187          --
    OTHER CONSUMER GOODS
  La Tondena Distillers, Inc. .............................   PHIL            137,900         84,469          --
    BEVERAGES - ALCOHOLIC
                                                                                        ------------
                                                                                          29,920,597
                                                                                        ------------
Technology (2.3%)
  Asustek Computer Inc. - Reg. S GDR-/- {c} {\/} ..........   TWN             830,248     10,149,782         2.2
    COMPUTERS & PERIPHERALS
  Clal Electronics Industries Ltd. ........................   ISRL              2,754        399,041         0.1
    SEMICONDUCTORS
  LG Information & Communication ..........................   KOR               2,728        156,860          --
    TELECOM TECHNOLOGY
                                                                                        ------------
                                                                                          10,705,683
                                                                                        ------------
Capital Goods (1.6%)
  New World Infrastructure Ltd.-/- ........................   HK            1,076,000      2,129,728         0.5
    CONSTRUCTION
  Cheung Kong Infrastructure Holdings .....................   HK              643,000      1,663,648         0.4
    CONSTRUCTION
  United Engineers Ltd. ...................................   MAL             428,000      1,015,680         0.2
    CONSTRUCTION
  Irkutskenergo - ADR-/- {\/} .............................   RUS              68,712        927,612         0.2
    ELECTRICAL PLANT/EQUIPMENT
  Daewoo Heavy Industries .................................   KOR              99,000        577,500         0.1
    INDUSTRIAL COMPONENTS
  Elektrim Spolka Akcyjna S.A. ............................   POL              58,947        555,592         0.1
    ELECTRICAL PLANT/EQUIPMENT
  ECI Telecommunications Ltd.{\/} .........................   ISRL             16,200        447,525         0.1
    TELECOM EQUIPMENT
  Sungmi Telecom Electronics Co. ..........................   KOR                 184          8,999          --
    TELECOM EQUIPMENT
                                                                                        ------------
                                                                                           7,326,284
                                                                                        ------------
Health Care (1.6%)
  Egypt International Pharmaceutical Industries Co.
   (EIPICO) ...............................................   EGPT             33,200      2,402,118         0.5
    PHARMACEUTICALS
  Richter Gedeon Rt. - Reg S GDR{c} {\/} ..................   HGRY             17,552      1,632,336         0.4
    PHARMACEUTICALS
  Ranbaxy Laboratories Ltd. ...............................   IND              79,850      1,555,391         0.3
    MEDICAL TECHNOLOGY & SUPPLIES
  Teva Pharmaceutical Industries Ltd. .....................   ISRL             25,548      1,189,452         0.3
    PHARMACEUTICALS

    The accompanying notes are an integral part of the financial statements.

                       GT GLOBAL DEVELOPING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Health Care (Continued)
  PT Kalbe Farma - Foreign ................................   INDO            479,000   $    293,538         0.1
    PHARMACEUTICALS
                                                                                        ------------
                                                                                           7,072,835
                                                                                        ------------
Consumer Durables (1.4%)
  Arcelik AS ..............................................   TRKY         12,233,800      1,367,315         0.3
    APPLIANCES & HOUSEHOLD
  Bajaj Auto Ltd. .........................................   IND              79,200      1,261,094         0.3
    AUTOMOBILES
  Qingling Motors Co., Ltd.{*} ............................   CHNA          1,671,000      1,091,662         0.2
    AUTOMOBILES
  Tata Engineering and Locomotive Co., Ltd.: ..............   IND                  --             --         0.2
    AUTOMOBILES
    GDR{\/} ...............................................   --               48,000        499,200          --
    Common ................................................   --               25,000        219,069          --
  Samsung Electronics Co. - 144A GDR{.} -/- {\/} ..........   KOR              34,850        705,713         0.2
    CONSUMER ELECTRONICS
  PT Astra International, Inc. ............................   INDO            785,000        584,923         0.1
    AUTOMOBILES
  Mahindra & Mahindra Ltd. ................................   IND              43,300        430,653         0.1
    AUTOMOBILES
                                                                                        ------------
                                                                                           6,159,629
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $359,966,965) ..............                              312,881,526        68.5
                                                                                        ------------       -----

                                                                          PRINCIPAL        VALUE         % OF NET
FIXED INCOME INVESTMENTS                                     CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Government & Government Agency Obligations (10.1%)
  Argentina (1.2%)
    Republic of Argentina:
      Global Bond, 11.375% due 1/30/17 ....................   USD           2,741,000      2,617,655         0.6
      Par Bond Series L, 5.5% due 3/31/23++ ...............   USD           2,690,000      1,830,881         0.4
      Global Bond, 11% due 10/9/06 ........................   USD             720,000        713,700         0.2
  Brazil (0.4%)
    Republic of Brazil, Par Z-L Bond, 5.25% due
     4/15/24++ ............................................   USD           3,020,000      1,996,975         0.4
  Bulgaria (2.1%)
    Republic of Bulgaria:
      Front Loaded Interest Reduction Bond Series A, 2.25%
       due 7/28/12++ ......................................   USD           9,017,000      4,914,265         1.1
      Interest Arrears Bond, 6.6875% due 7/28/11 -
       Euro+ ..............................................   USD           7,099,000      4,663,156         1.0
  Ecuador (0.4%)
    Republic of Ecuador, Discount Bond, 6.6875% due 2/28/25
     - Euro+ ..............................................   USD           2,845,000      1,998,613         0.4
  Mexico (2.2%)
    United Mexican States:
      Discount Bond Series A, 6.6925% due 12/31/19+ +/+ ...   USD           6,110,000      5,533,369         1.2
      Global Bond, 9.875% due 1/15/07 .....................   USD           1,615,000      1,633,169         0.4
      Global Bond, 11.375% due 9/15/16 ....................   USD           1,455,000      1,547,756         0.3
      Global Bond, 11.5% due 5/15/26 ......................   USD           1,421,000      1,534,680         0.3

    The accompanying notes are an integral part of the financial statements.

                       GT GLOBAL DEVELOPING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                          PRINCIPAL        VALUE         % OF NET
FIXED INCOME INVESTMENTS                                     CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Government & Government Agency Obligations (Continued)
  Panama (0.6%)
    Republic of Panama, Interest Reduction Bond, 3.75% due
     7/17/14++ ............................................   USD           3,536,000   $  2,486,250         0.6
  Peru (0.3%)
    Republic of Peru, Past Due Interest Bond, 4% due
     3/7/17++ .............................................   USD           2,533,000      1,443,810         0.3
  South Africa (0.8%)
    Republic of South Africa, 13% due 8/31/10{j} ..........   ZAR          20,173,000      3,807,589         0.8
  United States (1.6%)
    United States Treasury:
      6.375% due 8/15/27 ..................................   USD           4,032,000      4,149,180         0.9
      5.875% due 9/30/02 ..................................   USD           3,033,000      3,049,587         0.7
  Venezuela (0.5%)
    Republic of Venezuela, Par Bond Series A, 6.75% due
     3/31/20+/+ ...........................................   USD           2,543,000      2,128,173         0.5
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $49,316,056) .............................................                               46,048,808
                                                                                        ------------
Sovereign Debt (4.9%)
  Russia (4.9%)
    Bank for Foreign Economic Affairs (Vnesheconombank)
     Loan Agreement:
      Assignment ** -/- {j} ...............................   USD          22,635,000     20,131,003         4.4
      Participation ** -/- ................................   DEM           4,186,000      2,227,112         0.5
                                                                                        ------------
Total Sovereign Debt (cost $12,006,889) ...................                               22,358,115
                                                                                        ------------
Corporate Bonds (3.2%)
  Argentina (0.5%)
    Supermercados Norte, 10.875% due 2/9/04 - 144A{.} .....   USD           1,193,000      1,109,490         0.3
    Acindar Industrial Argentina, 11.25% due 2/15/04 ......   USD             661,000        654,390         0.2
  Brazil (0.2%)
    RBS Participacoes S.A., 11% due 4/1/07 - 144A{.} ......   USD           1,107,000      1,079,325         0.2
  China (0.6%)
    Panda Global Energy Co., 12.5% due 4/15/04{.} .........   USD           2,139,000      2,010,660         0.4
    Greater Beijing First, 9.5% due 6/15/07 - 144A{.} .....   USD             960,000        876,000         0.2
  Dominican Republic (0.1%)
    Tricom S.A., 11.375% due 9/1/04 - 144A{.} .............   USD             652,000        645,480         0.1
  Hong Kong (0.1%)
    Road King Infrastructure, 9.5% due 7/15/07 -
     144A{.} ..............................................   USD             700,000        652,750         0.1
  India (0.2%)
    Tata Electric Co., 8.5% due 8/19/17 - 144A{.} .........   USD           1,093,000        954,189         0.2
  Indonesia (0.1%)
    Pratama Datakom Asia BV, 12.75% due 7/15/05 -
     144A{.} ..............................................   USD             653,000        574,640         0.1

    The accompanying notes are an integral part of the financial statements.

                       GT GLOBAL DEVELOPING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                          PRINCIPAL        VALUE         % OF NET
FIXED INCOME INVESTMENTS                                     CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Corporate Bonds (Continued)
  Mexico (0.8%)
    Petroleos Mexicanos:
      9.5% due 9/15/27 - 144A{.} ..........................   USD           2,104,000   $  1,930,420         0.4
      8.85% due 9/15/07 - 144A{.} .........................   USD           1,050,000      1,009,313         0.2
    Copamex Industrias S.A., 11.375% due 4/30/04 -
     144A{.} ..............................................   USD             996,000      1,088,130         0.2
  Russia (0.4%)
    Lukinter Finance BV Convertible, 3.5% due 5/6/02 -
     144A{.} ..............................................   USD             851,000      1,144,595         0.3
    Mosenergo Finance BV, 8.375% due 10/9/02 - 144A{.} ....   USD             555,000        488,400         0.1
  South Africa (0.2%)
    Eskom, 11% due 6/1/08 .................................   ZAR           4,990,000        826,527         0.2
                                                                                        ------------
Total Corporate Bonds (cost $15,533,169) ..................                               15,044,309
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $76,856,114) .........                               83,451,232        18.2
                                                                                        ------------       -----


                                                                         UNDERLYING
                                                                           NOMINAL         VALUE         % OF NET
OPTIONS                                                      CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
  Federal Republic of Brazil Debt Conversion Bond, Call
   Option, strike 82.25, expires 1/12/98 (cost
   $312,660) ..............................................   USD          17,370,000        126,732          --
                                                                                        ------------       -----
    GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS

                                                                           NO. OF          VALUE         % OF NET
RIGHTS                                                       COUNTRY       RIGHTS         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
  PT Matahari Putra Prima Rights, expire 12/3/97 ..........   INDO          2,070,000        115,320          --
    RETAILERS-APPAREL
  Telecomunicacoes de Sao Paulo S.A. (TELESP) Rights,
   expire 11/12/97 ........................................   BRZL            257,975            234          --
    TELEPHONE NETWORKS
                                                                                        ------------       -----

TOTAL RIGHTS (cost $0) ....................................                                  115,554          --
                                                                                        ------------       -----

                                                                           NO. OF          VALUE         % OF NET
WARRANTS                                                     COUNTRY      WARRANTS        (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
  Belle Corp. Warrants, expire 2002 (cost $0) .............   PHIL            659,400            122          --
                                                                                        ------------       -----
    OIL

    The accompanying notes are an integral part of the financial statements.

                       GT GLOBAL DEVELOPING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-----------------------------------------------------------                             ------------   -------------
  Dated October 31, 1997, with State Street Bank & Trust
   Co., due November 3, 1997, for an effective yield of
   5.57%, collateralized by $34,850,000 U.S. Treasury Bond,
   8.875% due 8/15/17 (market value of collateral is
   $45,720,975, including accrued interest).
   (cost $44,816,933)  ....................................                             $ 44,816,933         9.8
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $481,952,672)  * ..................                              441,392,099        96.5
Other Assets and Liabilities ..............................                               15,987,089         3.5
                                                                                        ------------       -----

NET ASSETS ................................................                             $457,379,188       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
        +X+ The GT Global Developing Markets Fund (the "Fund") has invested in the GT Global Taiwan Fund, a fund managed by LGT Asset Management Ltd. who is an affiliate of the Fund's manager, Chancellor LGT Asset Management, Inc.
         **  Underlying loan agreement currently in default.
        {j} All or part of the Fund's holdings in this security is segregated as collateral for when-issued securities. See Note 1 to the Financial Statements.
         ++ The coupon rate shown on step-up coupon bond represents the rate at period end.
          + The coupon rate shown on floating rate note represents the rate at period end.
        +/+ Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
        {*}  Security denominated in Hong Kong Dollars.
        {=} Each Centenary Linked Unit consists of 1 registered deferred share of De Beers Consolidated Mine + 1 Centenary Depositary Receipt.
        (.) Restricted securities: At October 31, 1997, the Fund owned the following restricted securities constituting 0.2% of net assets which may not be publicly sold without registration under the Securities Act of 1933 (Note 1). Additional information on the securities is as follows:

                                 ACQUISITION                              MARKET VALUE
DESCRIPTION                         DATE        SHARES        COST          PER SHARE
------------------------------  -------------  ---------  -------------  ---------------
JSC Kazkommertsbank Co. -
 GDR..........................     7/15/97        26,600   $   500,080      $   21.00
Reliance Industries - GDR.....     5/20/94        12,100       223,850          21.08

          * For Federal income tax purposes, cost is $483,269,089 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  26,262,525
                 Unrealized depreciation:           (68,139,515)
                                                  -------------
                 Net unrealized depreciation:     $ (41,876,990)
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depository Receipt
    GDR--Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                       GT GLOBAL DEVELOPING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at October 31, 1997, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {d}
                                        -------------------------------------------
                                                 FIXED INCOME,
                                                   RIGHTS &      SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Argentina (ARG/ARS) ..................    1.2         1.7                       2.9
Brazil (BRZL/BRL) ....................    7.6         0.6                       8.2
Bulgaria (BUL/LEV) ...................                2.1                       2.1
Chile (CHLE/CLP) .....................    4.8                                   4.8
China (CHNA/RMB) .....................    0.4         0.6                       1.0
Dominican Republic (DR/USD) ..........                0.1                       0.1
Ecuador (ECDR/ECS) ...................                0.4                       0.4
Egypt (EGPT/EGP) .....................    5.7                                   5.7
Hong Kong (HK/HKD) ...................    2.0         0.1                       2.1
Hungary (HGRY/HUF) ...................    1.2                                   1.2
India (IND/INR) ......................    3.8         0.2                       4.0
Indonesia (INDO/IDR) .................    2.9         0.1                       3.0
Ireland (IRE/IEP) ....................    0.4                                   0.4
Israel (ISRL/ILS) ....................    1.2                                   1.2
Kazakhstan (KAZ/KTS) .................    0.1                                   0.1
Korea (KOR/KRW) ......................    1.0                                   1.0
Malaysia (MAL/MYR) ...................    0.9                                   0.9
Mexico (MEX/MXN) .....................    8.1         3.0                      11.1
Pakistan (PAK/PKR) ...................    0.9                                   0.9
Panama (PAN/PND) .....................    0.3         0.6                       0.9
Peru (PERU/PES) ......................    1.2         0.3                       1.5
Philippines (PHIL/PHP) ...............    0.8                                   0.8
Poland (POL/PLZ) .....................    0.4                                   0.4
Portugal (PORT/PTE) ..................    0.9                                   0.9
Russia (RUS/SUR) .....................    2.8         5.3                       8.1
South Africa (SAFR/ZAR) ..............   10.5         1.0                      11.5
Taiwan (TWN/TWD) .....................    2.3                                   2.3
Thailand (THAI/THB) ..................    1.2                                   1.2
Turkey (TRKY/TRL) ....................    2.4                                   2.4
United Kingdom (UK/GBP) ..............    0.6                                   0.6
United States (US/USD) ...............                1.6           13.3       14.9
Venezuela (VENZ/VEB) .................    2.1         0.5                       2.6
Zimbabwe (ZBBW/ZWD) ..................    0.8                                   0.8
                                        ------      -----          -----      -----
Total  ...............................   68.5        18.2           13.3      100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $457,379,188.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1997

                                           MARKET VALUE     CONTRACT    DELIVERY    UNREALIZED
CONTRACTS TO SELL:                        (U.S. DOLLARS)      PRICE       DATE    (DEPRECIATION)
----------------------------------------  --------------   -----------  --------  --------------
Deutsche Marks..........................     1,681,647         1.84950  11/06/97   $  (113,656)
Indonesian Rupiahs......................     1,114,206      3610.00000  11/05/97        (6,173)
South African Rands.....................     3,338,977         5.04500   1/30/98       (73,645)
                                          --------------                          --------------
  Total Contracts to Sell (Receivable
   amount $5,941,356)...................     6,134,830                                (193,474)
                                          --------------                          --------------
THE VALUE OF CONTRACTS TO SELL AS A
 PERCENTAGE OF NET ASSETS IS 1.34%.
  Total Open Forward Foreign Currency
   Contracts............................                                           $  (193,474)
                                                                                  --------------
                                                                                  --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                       GT GLOBAL DEVELOPING MARKETS FUND

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                October 31, 1997

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $481,952,672) (Note 1).......................... $441,392,099
  U.S. currency.................................................................  $1,159,740
  Foreign currencies (cost $14,108,834).........................................  14,122,604   15,282,344
                                                                                  ----------
  Receivable for securities sold............................................................   13,029,046
  Interest receivable.......................................................................    1,251,368
  Dividends receivable......................................................................      366,109
  Unamortized organizational costs (Note 1).................................................       85,312
  Miscellaneous receivable..................................................................       11,894
                                                                                              -----------
    Total assets............................................................................  471,418,172
                                                                                              -----------
Liabilities:
  Payable for securities purchased..........................................................   12,905,923
  Payable for investment management and administration fees (Note 2)........................      722,480
  Payable for open forward foreign currency contracts (Note 1)..............................      193,474
  Payable for professional fees.............................................................       39,732
  Payable for printing and postage expenses.................................................       37,656
  Payable for custodian fees................................................................       30,062
  Payable for Directors' fees and expenses (Note 2).........................................       15,494
  Payable for transfer agent fees (Note 2)..................................................        5,964
  Payable for fund accounting fees (Note 2).................................................        4,387
  Payable for registration and filing fees..................................................        2,127
  Other accrued expenses....................................................................       81,685
                                                                                              -----------
    Total liabilities.......................................................................   14,038,984
                                                                                              -----------
Net assets.................................................................................. $457,379,188
                                                                                              -----------
                                                                                              -----------
Class A:
Net asset value per share ($457,379,188 DIVIDED BY 36,416,667 shares outstanding)........... $      12.56
                                                                                              -----------
                                                                                              -----------
Net assets consist of:
  Paid in capital (Note 4).................................................................. $545,103,263
  Undistributed net investment income.......................................................    8,645,635
  Accumulated net realized loss on investments and foreign currency transactions............  (55,602,092)
  Net unrealized depreciation on translation of assets and liabilities in foreign
   currencies...............................................................................     (207,045)
  Net unrealized depreciation of investments................................................  (40,560,573)
                                                                                              -----------
Total -- representing net assets applicable to capital shares outstanding................... $457,379,188
                                                                                              -----------
                                                                                              -----------

    The accompanying notes are an integral part of the financial statements.

                       GT GLOBAL DEVELOPING MARKETS FUND

                            STATEMENTS OF OPERATIONS

--------------------------------------------------------------------------------

                                                                               TEN MONTHS
                                                                                  ENDED       YEAR ENDED
                                                                               OCTOBER 31,   DECEMBER 31,
                                                                                  1997           1996
                                                                              -------------  -------------
Investment income: (Note 1)
  Interest income...........................................................   $11,436,242    $20,641,051
  Dividend income (net of foreign withholding tax of $365,717 and $420,409,
   respectively)............................................................     5,481,523      7,351,830
  Other income..............................................................            --         74,487
                                                                              -------------  -------------
    Total investment income.................................................    16,917,765     28,067,368
                                                                              -------------  -------------
Expenses:
  Investment management fees (Note 2).......................................     6,274,911      6,673,159
  Administration fees (Note 2)..............................................     1,108,912      1,191,681
  Custodian fees (Note 1)...................................................       317,289        332,166
  Fund accounting fees (Note 2).............................................       108,484        119,321
  Professional fees.........................................................        92,091        101,382
  Printing and postage expenses.............................................        33,504         65,880
  Transfer agent fees (Note 2)..............................................        63,520        190,834
  Amortization of organization costs (Note 1)...............................        58,930         70,949
  Directors' fees and expenses (Note 2).....................................        25,536         38,064
  Registration and filing fees..............................................            --          3,000
  Other expenses............................................................       119,278         37,139
                                                                              -------------  -------------
    Total expenses before reductions........................................     8,202,455      8,823,575
      Expense reductions (Notes 1 & 5)......................................      (374,173)      (162,760)
                                                                              -------------  -------------
    Total net expenses......................................................     7,828,282      8,660,815
                                                                              -------------  -------------
Net investment income.......................................................     9,089,483     19,406,553
                                                                              -------------  -------------
Net realized and unrealized gain (loss) on investments and foreign currencies: (Note 1)
  Net realized gain on investments..........................................    46,804,651      1,845,666
  Net realized loss on foreign currency transactions........................    (1,151,351)      (900,512)
                                                                              -------------  -------------
    Net realized gain during the periods....................................    45,653,300        945,154
                                                                              -------------  -------------
  Net change in unrealized appreciation (depreciation) on translation of
   assets and liabilities in foreign currencies.............................      (297,303)        91,835
  Net change in unrealized appreciation (depreciation) of investments.......  (101,078,671)    78,628,364
                                                                              -------------  -------------
    Net unrealized appreciation (depreciation) during the periods...........  (101,375,974)    78,720,199
                                                                              -------------  -------------
Net realized and unrealized gain (loss) on investments and foreign
 currencies.................................................................   (55,722,674)    79,665,353
                                                                              -------------  -------------
Net increase (decrease) in net assets resulting from operations.............   $(46,633,191)  $99,071,906
                                                                              -------------  -------------
                                                                              -------------  -------------

    The accompanying notes are an integral part of the financial statements.

                       GT GLOBAL DEVELOPING MARKETS FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------


                                                                    TEN MONTHS
                                                                       ENDED      YEAR ENDED DECEMBER 31,
                                                                    OCTOBER 31,   ------------------------
                                                                       1997          1996         1995
                                                                   -------------  -----------  -----------
Increase (Decrease) in net assets
Operations:
  Net investment income..........................................  $  9,089,483  $ 19,406,553 $ 26,375,900
  Net realized gain (loss) on investments and foreign currency
   transactions..................................................    45,653,300       945,154  (78,379,558)
  Net change in unrealized appreciation (depreciation) on
   translation of assets and liabilities in foreign currencies...      (297,303)       91,835       (3,021)
  Net change in unrealized appreciation (depreciation) of
   investments...................................................  (101,078,671)   78,628,364   47,401,359
                                                                   -------------  -----------  -----------
    Net increase (decrease) in net assets resulting from
     operations..................................................   (46,633,191)   99,071,906   (4,605,320)
                                                                   -------------  -----------  -----------
Distributions to shareholders: (Note 1)
  From net investment income.....................................            --   (17,407,047) (26,292,834)
                                                                   -------------  -----------  -----------
Capital share transactions: (Note 4)
  Adjustment to estimate of initial offering expenses............            --            --      373,757
                                                                   -------------  -----------  -----------
    Total increase (decrease) in net assets......................   (46,633,191)   81,664,859  (30,524,397)
Net assets:
  Beginning of period............................................   504,012,379   422,347,520  452,871,917
                                                                   -------------  -----------  -----------
  End of period *................................................  $457,379,188  $504,012,379 $422,347,520
                                                                   -------------  -----------  -----------
                                                                   -------------  -----------  -----------
 * Includes undistributed net investment income (loss) of........  $  8,645,635  $    363,782 $     (7,034)
                                                                   -------------  -----------  -----------
                                                                   -------------  -----------  -----------

    The accompanying notes are an integral part of the financial statements.

                       GT GLOBAL DEVELOPING MARKETS FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements and market price data for the shares.

                                                                               JANUARY 11, 1994
                                                                                (COMMENCEMENT
                                          TEN MONTHS         YEAR ENDED         OF OPERATIONS)
                                             ENDED          DECEMBER 31,              TO
                                          OCTOBER 31,  ----------------------    DECEMBER 31,
                                             1997         1996        1995           1994
                                          -----------  ----------  ----------  ----------------
Per Share Operating Performance:
Net asset value, beginning of period....   $   13.84   $   11.60   $   12.44      $   15.00
                                          -----------  ----------  ----------  ----------------
Income from investment operations:
  Net investment income.................        0.25        0.53        0.72           0.35
  Net realized and unrealized gain
   (loss) on investments................       (1.53)       2.19       (0.84)         (2.46)
                                          -----------  ----------  ----------  ----------------
    Net increase (decrease) from
     investment operations..............       (1.28)       2.72       (0.12)         (2.11)
                                          -----------  ----------  ----------  ----------------
Distributions to shareholders:
  From net investment income............          --       (0.48)      (0.72)         (0.35)
  From net realized gain on
   investments..........................          --          --          --          (0.10)
                                          -----------  ----------  ----------  ----------------
    Total distributions.................          --       (0.48)      (0.72)         (0.45)
                                          -----------  ----------  ----------  ----------------
Net asset value, end of period..........   $   12.56   $   13.84   $   11.60      $   12.44
                                          -----------  ----------  ----------  ----------------
                                          -----------  ----------  ----------  ----------------
Market value, end of period.............   $   11.81   $   11.63   $    9.75      $    9.75
                                          -----------  ----------  ----------  ----------------
                                          -----------  ----------  ----------  ----------------

Total investment return (based on market
 value).................................        1.62%(b)   24.18%       6.60%        (32.16)% (b)

Total investment return (based on net
 asset value)...........................       (9.25)%(b)  23.59%      (0.95)%       (14.07)% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $ 457,379   $ 504,012   $ 422,348      $ 452,872
Ratio of net investment income to
 average net assets.....................        2.03%(a)    4.07%       6.33%          2.75% (a)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................        1.75%(a)    1.82%       1.77%          2.01% (a)
  Without expense reductions............        1.83%(a)    1.85%       1.80%          2.01% (a)
Portfolio turnover rate.................         184%(a)     138%         75%            56%
Average commission rate per share paid
 on portfolio transactions..............   $  0.0023   $  0.0022         N/A            N/A

----------------

 (a) Annualized
 (b) Not annualized
N/A  Not Applicable.

These financial highlights provide per share financial information of G.T. Global Developing Markets Fund, Inc. ("Predecessor Fund") for the periods shown. The fees and expenses of the Fund differ from those of the Predecessor Fund (See Note 2).

    The accompanying notes are an integral part of the financial statements.

                       GT GLOBAL DEVELOPING MARKETS FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                October 31, 1997

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Developing Markets Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Company has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

On October 31, 1997, at the close of business, the Fund acquired the assets and assumed the liabilities of G.T. Global Developing Markets Fund, Inc., a Maryland corporation registered under the 1940 Act as a non-diversified closed-end management investment company ("Predecessor Fund"), in exchange for Class A shares of the Fund in a tax-free reorganization of the Predecessor Fund. Shareholders of the Predecessor Fund approved the reorganization on October 20, 1997. Prior to October 28, 1997 the Closed-End Fund's shares traded on the New York Stock Exchange. As a result of the reorganization of the Predecessor Fund into the Fund, the Fund has a fiscal year end of October 31 to coincide with the fiscal years of the other series of the Company. Class A shares of the Fund issued in connection with the reorganization of the Predecessor Fund will be subject to a 2% redemption fee for redemptions until May 1, 1998. The financial statements presented are the financial statements for the Predecessor Fund.

Commencing November 1, 1997, the Fund began to offer Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges except that Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by Chancellor LGT Asset Management, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and asked prices for securities or, if such prices are not available, at prices for securities of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Fund's Board of Directors.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations existing from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term investments, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from

                       GT GLOBAL DEVELOPING MARKETS FUND

changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to collection of income on securities, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the market risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At October 31, 1997, stocks with an aggregate value of approximately $29,571,465 were on loan to brokers. The loans were secured by cash collateral of $33,239,507 received by the Fund. For international

                       GT GLOBAL DEVELOPING MARKETS FUND

securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of each loan. For the period ended October 31, 1997, the Fund received securities lending income of $302,308 which was used to reduce the Fund's custodian fees and administrative expenses.

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, and unrealized appreciation of securities held, or excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $54,472,976 which expires in 2003.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states aggregated $353,775. These expenses are being amortized on a straightline basis over a five-year period.

(L) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(M) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) are shown at the end of the Fund's Portfolio of Investments.

(O) SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS
The Fund may trade securities on a when-issued or forward commitment basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities are identified on the accompanying Portfolio of Investments. The Fund has purchased and sold when-issued securities during the period and has set aside liquid securities as collateral for these commitments.

(P) LINE OF CREDIT
The Fund, along with certain other funds advised and/or administered by the Manager ("GT Funds"), has a line of credit with each of BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the GT Funds to borrow an aggregate maximum amount of $200,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. On October 31, 1997, the Fund had no loans outstanding.

For the period ended October 31, 1997, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the Fund was $12,607,909, with a weighted average interest rate of 6.29%. Interest expense for the Fund for the period ended October 31, 1997 was $24,241, and is included in "Other Expenses" on the Statement of Operations.

2. RELATED PARTIES

(A) PREDECESSOR FUND THROUGH OCTOBER 31, 1997
Chancellor LGT Asset Management, Inc. was the Predecessor Fund's investment manager and administrator. The Predecessor Fund paid the Manager investment management fees, which were computed weekly and paid monthly, at the annualized rate of 1.40% of the funds average weekly net assets. The Manager also acted as administrator of the Predecessor Fund and paid the Manager administration fees, which were computed and paid monthly, at an annualized rate of 0.25% of the Fund's average weekly net assets.

The Manager was the pricing and accounting agent for the Predecessor Fund. The monthly fee for these services to the Manager was a percentage, not to exceed 0.03% annually, of the Predecessor Fund's average daily net assets. The annual fee rate was derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of

                       GT GLOBAL DEVELOPING MARKETS FUND

$5 billion and allocating the result according to the Predecessor Fund's average daily net assets.

The Predecessor Fund paid each of its Directors who was not an employee, officer or director of the Manager or any of its affiliated companies $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

(B) THE FUND COMMENCING NOVEMBER 1, 1997
Chancellor LGT Asset Management, Inc. is the Fund's investment manager and administrator. The Fund pays the Manager investment management and administration fees at the annualized rate of 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly.

GT Global, Inc. ("GT Global"), an affiliate of the Manager, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global, from its own resources, pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

The Manager and GT Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 2.00%, 2.50%, and 1.50% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by the waivers by the Manager of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to the Fund's average daily net assets.

The Company pays each of its Directors who is not an employee, officer or director of the Manager or any of its affiliated companies $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1997, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $736,422,573 and $765,404,012, respectively. Purchases of U.S. government obligations by the Fund were $7,226,388 for the year. There were no sales of U.S. government obligations by the Fund for the year.

4. CAPITAL SHARES
At October 31, 1997, the Predecessor Fund was authorized to issue 100 million shares of capital stock, $0.001 par value, all of which was classified as Common Stock.

At October 31, 1997, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of GT Global Developing Markets Fund; 400,000,000 were classified as shares of GT

                       GT GLOBAL DEVELOPING MARKETS FUND

Global Government Income Fund; 200,000,000 were classified as shares of GT Global Health Care Fund; 200,000,000 were classified as shares of GT Global Strategic Income Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of GT Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of GT Global Latin America Growth Fund; 400,000,000 were classified as shares of GT Global Telecommunications Fund; 200,000,000 were classified as shares of GT Global Emerging Markets Fund; 200,000,000 were classified as shares of GT Global High Income Fund; 200,000,000 were classified as shares of GT Global Financial Services Fund; 200,000,000 were classified as shares of GT Global Natural Resources Fund; 200,000,000 were classified as shares of GT Global Infrastructure Fund; and 200,000,000 were classified as shares of GT Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fourteen series of the Company and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified.

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended October 31, 1997, the Fund's expenses were reduced by $71,865 under these arrangements.

--------------
FEDERAL TAX INFORMATION (UNAUDITED):

For its fiscal year ended October 31, 1997, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was approximately $.7797 per share (representing an approximate total of $15,509,507). The total amount of taxes paid by the Fund to such countries was approximately $.0213 per share (representing an approximate total of $424,399).

                            AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders of AIM Emerging Markets Fund
(formerly GT Global Emerging Markets Fund) and
Board of Directors of AIM Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of AIM Emerging Markets Fund (formerly GT Global Emerging Markets Fund), one of the funds organized as a series of AIM Investment Funds, Inc., including the portfolio of investments, as of April 30, 1998, the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended October 31, 1997, and the financial highlights for each of the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of AIM Emerging Markets Fund as of April 30, 1998, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and for the year ended October 31, 1997, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



                                                    COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
JUNE 17, 1998

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

                            PORTFOLIO OF INVESTMENTS

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (19.8%)
  Telecomunicacoes Brasileiras S.A. (Telebras): .............   BRZL               --             --         4.6
    TELEPHONE NETWORKS
    ADR{\/} .................................................   --             50,962   $  6,207,802          --
    Common ..................................................   --         30,136,813      2,991,280          --
  Telefonos de Mexico, S.A. de C.V. "L" - ADR{\/} ...........   MEX            51,127      2,895,066         1.4
    TELEPHONE NETWORKS
  Telefonica del Peru S.A. - ADR{\/} ........................   PERU          119,250      2,638,406         1.3
    TELEPHONE NETWORKS
  Pick'n Pay Stores Ltd.: ...................................   SAFR               --             --         1.1
    RETAILERS-OTHER
    Common ..................................................   --          1,191,699      2,264,287          --
    "N" .....................................................   --             25,198         45,883          --
  Magyar Tavkozlesi Rt. - ADR-/- {\/} .......................   HGRY           67,990      2,005,705         1.0
    TELEPHONE NETWORKS
  Cifra, S.A. de C.V. "V" ...................................   MEX         1,080,730      1,901,166         0.9
    RETAILERS-OTHER
  Grupo Televisa, S.A. de C.V. - GDR-/- {\/} ................   MEX            41,300      1,693,300         0.8
    BROADCASTING & PUBLISHING
  Philippine Long Distance Telephone Co.: ...................   PHIL               --             --         0.7
    TELEPHONE - LONG DISTANCE
    ADR{\/} .................................................   --             30,200        815,400          --
    Common ..................................................   --             21,500        577,091          --
  Carso Global Telecom "A1" .................................   MEX           339,700      1,303,453         0.6
    TELEPHONE NETWORKS
  Mahanagar Telephone Nigam Ltd.: ...........................   IND                --             --         0.6
    TELECOM - OTHER
    GDR-/- {\/} .............................................   --             43,300        694,965          --
    Common ..................................................   --             84,400        535,873          --
  Companhia de Saneamento Basico do Estado de Sao Paulo -
   SABESP ...................................................   BRZL        5,368,655      1,220,682         0.6
    BUSINESS & PUBLIC SERVICES
  Telefonica de Argentina S.A. - ADR{\/} ....................   ARG            30,983      1,194,782         0.6
    TELEPHONE NETWORKS
  Cia de Telecomunicaciones de Chile S.A. - ADR{\/} .........   CHLE           47,107      1,180,619         0.6
    TELEPHONE NETWORKS
  Telecomunicacoes de Sao Paulo S.A. (TELESP)-/- ............   BRZL        3,945,000      1,029,805         0.5
    TELEPHONE NETWORKS
  Nortel Inversora S.A. - ADR{\/} ...........................   ARG            27,900        830,025         0.4
    TELEPHONE NETWORKS
  Vimpel-Communications - ADR-/- {\/} .......................   RUS            14,700        793,800         0.4
    WIRELESS COMMUNICATIONS
  Telecom Argentina S.A. - ADR{\/} ..........................   ARG            19,400        698,400         0.3
    TELEPHONE NETWORKS
  Hellenic Telecommunications Organization S.A. .............   GREC           24,180        692,484         0.3
    TELEPHONE NETWORKS
  Genting Bhd. ..............................................   MAL           183,000        613,297         0.3
    LEISURE & TOURISM
  Guangshen Railway Co., Ltd. ...............................   HK          3,195,000        598,121         0.3
    TRANSPORTATION - ROAD & RAIL
  Telekom Malaysia Bhd. .....................................   MAL           171,000        517,622         0.3
    TELEPHONE NETWORKS

    The accompanying notes are an integral part of the financial statements.

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (Continued)
  Rostelecom - ADR-/- {\/} ..................................   RUS            24,100   $    516,644         0.3
    TELEPHONE - LONG DISTANCE
  Danubius Hotel and Spa Rt.-/- .............................   HGRY           19,037        465,275         0.2
    LEISURE & TOURISM
  Malaysia International Shipping Bhd. - Foreign ............   MAL           240,000        421,622         0.2
    TRANSPORTATION - SHIPPING
  Telecomunicacoes do Parana (TELPAR) .......................   BRZL          719,000        410,588         0.2
    TELECOM - OTHER
  Advanced Info. Service - Foreign ..........................   THAI           54,600        381,917         0.2
    WIRELESS COMMUNICATIONS
  Telecomunicacoes de Minas Gerais - Telemig ................   BRZL        2,245,200        346,548         0.2
    TELECOM - OTHER
  Tanjong PLC ...............................................   MAL           142,000        326,216         0.2
    LEISURE & TOURISM
  Pakistan Telecommunications Co., Ltd. - GDR-/- {\/} .......   PAK             3,700        255,300         0.1
    TELEPHONE NETWORKS
  Berjaya Sports Toto Bhd. ..................................   MAL            98,000        234,405         0.1
    LEISURE & TOURISM
  Migros Turk T.A.S. ........................................   TRKY          238,400        233,866         0.1
    RETAILERS-FOOD
  Santa Isabel S.A. - ADR{\/} ...............................   CHLE           12,144        200,376         0.1
    RETAILERS-FOOD
  Trade House GUM - ADR{\/} .................................   RUS            38,320        191,600         0.1
    RETAILERS-OTHER
  Super Sol Ltd. ............................................   ISRL           56,545        178,328         0.1
    RETAILERS-FOOD
  Goody's S.A. ..............................................   GREC            6,230        166,723         0.1
    RESTAURANTS
  Siam Makro Public Co., Ltd. - Foreign .....................   THAI           53,400         87,847          --
    RETAILERS-OTHER
  Indian Hotels Co., Ltd. ...................................   IND             2,700         36,037          --
    LEISURE & TOURISM
                                                                                        ------------
                                                                                          40,392,606
                                                                                        ------------
Finance (19.1%)
  Alpha Credit Bank .........................................   GREC           21,400      2,257,807         1.1
    BANKS-REGIONAL
  Uniao de Bancos Brasileiros S.A. (Unibanco): ..............   BRZL               --             --         1.0
    BANKS-MONEY CENTER
    Units{=} ................................................   --         16,569,429      1,275,274          --
    GDR-/- {\/} .............................................   --             21,670        861,383          --
  Turkiye Garanti Bankasi AS-/- .............................   TRKY       37,629,400      1,996,355         1.0
    BANKS-REGIONAL
  ABSA Group Ltd. ...........................................   SAFR          176,757      1,530,553         0.8
    BANKS-REGIONAL
  Yapi ve Kredi Bankasi AS ..................................   TRKY       27,168,347      1,332,582         0.7
    BANKS-REGIONAL
  Bank Hapoalim Ltd. ........................................   ISRL          494,510      1,328,163         0.7
    BANKS-REGIONAL

    The accompanying notes are an integral part of the financial statements.

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
- -------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (Continued)
  Commercial International Bank: ............................   EGPT               --             --         0.6
    BANKS-MONEY CENTER
    144A GDR{.} {\/} ........................................   --             63,000   $  1,067,850          --
    Common ..................................................   --             14,000        240,705          --
  Credicorp Ltd. - ADR{\/} ..................................   PERU           77,770      1,302,648         0.6
    BANKS-MONEY CENTER
  Akbank T.A.S. .............................................   TRKY       15,141,000      1,288,273         0.6
    BANKS-REGIONAL
  Cathay Life Insurance Co., Ltd. ...........................   TWN           319,000      1,277,161         0.6
    INSURANCE-BROKER
  National Bank of Greece S.A. ..............................   GREC            6,700      1,178,992         0.6
    BANKS-MONEY CENTER
  Grupo Financiero Banamex Accival, S.A. de C.V. "B"-/- .....   MEX           374,300      1,171,068         0.6
    BANKS-MONEY CENTER
  State Bank of India Ltd. ..................................   IND           146,487      1,062,944         0.5
    BANKS-MONEY CENTER
  Liberty Life Association of Africa Ltd. ...................   SAFR           30,100      1,018,723         0.5
    INSURANCE-LIFE
  China Development Corp.-/- ................................   TWN           353,000        958,250         0.5
    BANKS-MONEY CENTER
  C.G. Smith Ltd. ...........................................   SAFR          189,300        936,665         0.5
    INVESTMENT MANAGEMENT
  Nedcor Ltd. ...............................................   SAFR           30,400        866,423         0.4
    BANKS-REGIONAL
  Standard Bank Investment Corporation Ltd. .................   SAFR           13,930        824,358         0.4
    BANKS-MONEY CENTER
  Ergo Bank S.A. ............................................   GREC            8,600        810,030         0.4
    BANKS-REGIONAL
  Aksigorta AS ..............................................   TRKY       10,482,500        776,481         0.4
    INSURANCE - MULTI-LINE
  Hua Nan Commercial Bank ...................................   TWN           318,000        771,611         0.4
    BANKS-MONEY CENTER
  Banco do Estado de Sao Paulo S.A. - Banespa ...............   BRZL       11,550,000        767,643         0.4
    BANKS-REGIONAL
  National Societe Generale Bank ............................   EGPT           30,000        754,298         0.4
    BANKS-MONEY CENTER
  MISR International Bank - Reg S GDR-/- {c} {\/} ...........   EGPT           57,300        716,250         0.4
    BANKS-MONEY CENTER
  Banco de Galicia y Buenos Aires, S.A. de C.V. - ADR{\/} ...   ARG            28,226        691,537         0.3
    BANKS-MONEY CENTER
  Banco de A. Edwards - ADR{\/} .............................   CHLE           42,284        679,187         0.3
    BANKS-MONEY CENTER
  Banco Frances del Rio de la Plata S.A. - ADR{\/} ..........   ARG            23,178        673,611         0.3
    BANKS-MONEY CENTER
  Turkiye Is Bankasi (Isbank) "C" ...........................   TRKY        4,775,900        602,366         0.3
    BANKS-MONEY CENTER
  Bank Leumi Le - Israel ....................................   ISRL          298,645        546,046         0.3
    BANKS-REGIONAL
  Kazkommertsbank Co. - GDR-/- {\/} .........................   KAZ            19,530        512,663         0.3
    BANKS-REGIONAL

    The accompanying notes are an integral part of the financial statements.

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (Continued)
  Administradora de Fondos de Pensiones Provida S.A. -
   ADR{\/} ..................................................   CHLE           28,448   $    508,508         0.3
    INVESTMENT MANAGEMENT
  Bank Slaski S.A. ..........................................   POL             5,773        494,974         0.2
    BANKS-MONEY CENTER
  Commercial Bank of Greece S.A. ............................   GREC            7,460        469,425         0.2
    BANKS-MONEY CENTER
  Banco Santander Chile - ADR{\/} ...........................   CHLE           33,100        463,400         0.2
    BANKS-REGIONAL
  National Development Bank-/- ..............................   SLNKA         120,200        446,381         0.2
    BANKS-REGIONAL
  Banco Rio de La Plata S.A. - ADR-/- {\/} ..................   ARG            32,100        441,375         0.2
    BANKS-MONEY CENTER
  Inversiones y Representaciones S.A. (IRSA) - GDR{\/} ......   ARG            10,750        417,906         0.2
    REAL ESTATE
  Bank of the Philippine Islands ............................   PHIL          145,200        362,547         0.2
    BANKS-MONEY CENTER
  F.I.B.I. Holdings Ltd. ....................................   ISRL            1,851        328,426         0.2
    BANKS-REGIONAL
  Liberty Investors Ltd. ....................................   SAFR           63,600        324,137         0.2
    INVESTMENT MANAGEMENT
  Muslim Commercial Bank Ltd.-/- ............................   PAK           403,000        320,204         0.2
    BANKS-MONEY CENTER
  Ayala Land, Inc. ..........................................   PHIL          807,600        317,596         0.2
    REAL ESTATE
  Global Menkul Degerler AS-/- ..............................   TRKY       13,011,257        312,583         0.2
    SECURITIES BROKER
  National Mortgage Bank of Greece ..........................   GREC            3,810        289,757         0.1
    BANKS-REGIONAL
  OTP Bank Rt. ..............................................   HGRY            5,370        254,599         0.1
    BANKS-MONEY CENTER
  Malayan Banking Bhd. ......................................   MAL            83,000        246,757         0.1
    BANKS-MONEY CENTER
  Egyptian American Bank SAE ................................   EGPT            7,490        191,515         0.1
    BANKS-MONEY CENTER
  Shinhan Bank-/- ...........................................   KOR            26,400        102,831         0.1
    BANKS-MONEY CENTER
  Samsung Fire & Marine Insurance-/- ........................   KOR               300         88,764          --
    INSURANCE - MULTI-LINE
  Kookmin Bank - GDR-/- {\/} ................................   KOR            12,100         79,376          --
    BANKS-MONEY CENTER
  Bangkok Bank Public Co., Ltd. - Foreign ...................   THAI           24,110         60,587          --
    BANKS-MONEY CENTER
  Thai Farmers Bank Public Co., Ltd. - Foreign ..............   THAI           19,300         44,250          --
    BANKS-MONEY CENTER
  Housing Development Finance Corp. .........................   IND                 5            407          --
    OTHER FINANCIAL
                                                                                        ------------
                                                                                          38,644,205
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy (15.2%)
  Petroleo Brasileiro S.A. (Petrobras) Preferred ............   BRZL       13,807,080   $  3,501,577         1.7
    OIL
  Centrais Eletricas Brasileiras S.A. (Eletrobras): .........   BRZL               --             --         1.5
    ELECTRICAL & GAS UTILITIES
    "B" - ADR{\/} ...........................................   --             89,855      2,010,506          --
    "B" Preferred ...........................................   --         13,148,000        586,515          --
    Common-/- ...............................................   --         10,494,500        431,344          --
  LUKoil Holding - ADR{\/} ..................................   RUS            36,976      2,403,440         1.2
    OIL
  Companhia Energetica de Minas Gerais (CEMIG) - ADR{\/} ....   BRZL           44,739      2,169,842         1.1
    ELECTRICAL & GAS UTILITIES
  Sasol Ltd. ................................................   SAFR          214,407      2,164,227         1.1
    ENERGY SOURCES
  Unified Energy Systems - Reg S GDR-/- {c} {\/} ............   RUS            67,500      2,160,000         1.1
    ELECTRICAL & GAS UTILITIES
  YPF S.A. - ADR{\/} ........................................   ARG            45,665      1,592,567         0.8
    ENERGY SOURCES
  Empresa Nacional de Electricidad S.A. - ADR{\/} ...........   CHLE           80,362      1,401,312         0.7
    ELECTRICAL & GAS UTILITIES
  Light - Participacoes S.A. ................................   BRZL        5,481,073      1,342,108         0.7
    ELECTRICAL & GAS UTILITIES
  Enersis S.A. - ADR{\/} ....................................   CHLE           44,268      1,303,139         0.6
    ELECTRICAL & GAS UTILITIES
  Light - Servicos de Electricidade S.A. ....................   BRZL        2,772,561      1,115,328         0.6
    ELECTRICAL & GAS UTILITIES
  Cukurova Elektrik AS ......................................   TRKY          358,000      1,032,072         0.5
    ELECTRICAL & GAS UTILITIES
  MOL Magyar Olaj-es Gazipari RT - Reg S GDR{c} {\/} ........   HGRY           32,360        987,789         0.5
    ENERGY SOURCES
  Gener S.A. - ADR{\/} ......................................   CHLE           37,873        847,408         0.4
    ELECTRICAL & GAS UTILITIES
  The Hub Power Co., Ltd. - GDR-/- {\/} .....................   PAK            24,750        624,938         0.3
    ENERGY SOURCES
  Manila Electric Co. "B" ...................................   PHIL          201,900        574,697         0.3
    ELECTRICAL & GAS UTILITIES
  Irkutskenergo - ADR{\/} ...................................   RUS            52,000        507,000         0.3
    ELECTRICAL & GAS UTILITIES
  Perez Companc S.A. "B" ....................................   ARG            77,418        465,329         0.2
    OIL
  Surgutneftegaz - ADR{\/} ..................................   RUS            63,555        444,885         0.2
    OIL
  Petronas Gas Bhd. .........................................   MAL           153,000        372,162         0.2
    OIL
  Chilectra S.A. - ADR{\/} ..................................   CHLE           13,100        361,888         0.2
    ELECTRICAL & GAS UTILITIES
  Ingwe Coal Corp. ..........................................   SAFR          100,200        358,955         0.2
    COAL
  Pakistan State Oil Co., Ltd. ..............................   PAK            65,184        329,102         0.2
    OIL

    The accompanying notes are an integral part of the financial statements.

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy (Continued)
  Companhia Brasileira de Petroleo Ipiranga S.A.
   Preferred ................................................   BRZL       23,126,000   $    301,336         0.1
    OIL
  BSES Ltd. - Reg. S GDR-/- {c} {\/} ........................   IND            18,330        301,070         0.1
    ELECTRICAL & GAS UTILITIES
  Electricity Generating Public Co., Ltd. - Foreign .........   THAI          127,400        247,539         0.1
    ELECTRICAL & GAS UTILITIES
  Tenaga Nasional Bhd. ......................................   MAL           122,000        245,649         0.1
    ELECTRICAL & GAS UTILITIES
  PTT Exploration and Production Public Co., Ltd. -
   Foreign ..................................................   THAI           16,600        175,461         0.1
    OIL
  Korea Electric Power Corp. ................................   KOR            12,500        170,412         0.1
    ELECTRICAL & GAS UTILITIES
  Companhia Paranaense de Energia - Copel ...................   BRZL        8,012,000         92,487          --
    ELECTRICAL & GAS UTILITIES
  Transportadora de Gas del Sur S.A. (TGS) - ADR{\/} ........   ARG             2,400         27,750          --
    GAS
  Banpu Public Co., Ltd. - Foreign ..........................   THAI            2,600         17,917          --
    COAL
                                                                                        ------------
                                                                                          30,667,751
                                                                                        ------------
Materials/Basic Industry (12.7%)
  Suez Cement Co. - Reg S GDR{c} {\/} .......................   EGPT          140,235      2,860,794         1.4
    CEMENT
  Helioplis Housing .........................................   EGPT           20,165      2,607,671         1.3
    BUILDING MATERIALS & COMPONENTS
  Kimberly-Clark de Mexico, S.A. de C.V. "A" ................   MEX           492,744      2,422,997         1.2
    PAPER/PACKAGING
  Companhia Vale do Rio Doce Preferred ......................   BRZL           69,200      1,633,931         0.8
    METALS - STEEL
  Industrias Penoles S.A. (CP) ..............................   MEX           289,887      1,197,880         0.6
    METALS - NON-FERROUS
  Reliance Industries Ltd. - GDR-/- {\/} ....................   IND           121,000      1,104,125         0.5
    CHEMICALS
  Apasco, S.A. de C.V. ......................................   MEX           159,381      1,083,866         0.5
    CEMENT
  De Beers Centenary AG - Linked Unit{.:} ...................   SAFR           41,800      1,083,780         0.5
    MISC. MATERIALS & COMMODITIES
  Cemex, S.A. de C.V.: ......................................   MEX                --             --         0.5
    CEMENT
    "CPO" ...................................................   --            171,700        859,514          --
    "A" .....................................................   --             43,400        217,256          --
  SA Iron & Steel Industrial Corporation Ltd. (ISCOR) .......   SAFR        2,970,244        958,238         0.5
    METALS - STEEL
  Anglo American Platinum Corporation Ltd. ..................   SAFR           51,600        825,191         0.4
    METALS - NON-FERROUS
  Ameriyah Cement Co. .......................................   EGPT           42,386        820,937         0.4
    CEMENT
  Compania de Minas Buenaventura S.A. - ADR{\/} .............   PERU           50,900        788,950         0.4
    METALS - NON-FERROUS

    The accompanying notes are an integral part of the financial statements.

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Materials/Basic Industry (Continued)
  Hindalco Industries Ltd.: .................................   IND                --             --         0.3
    METALS - NON-FERROUS
    "GDR"{\/} ...............................................   --             34,200   $    666,900          --
    Common ..................................................   --              1,802         34,278          --
  Sociedad Quimica y Minera de Chile S.A. - ADR{\/} .........   CHLE           14,670        637,228         0.3
    CHEMICALS
  Larsen & Toubro Ltd. - Reg S GDR{c} {\/} ..................   IND            37,100        488,793         0.2
    CEMENT
  Grupo Mexico S.A. "L" .....................................   MEX           147,100        468,914         0.2
    METALS - NON-FERROUS
  Siderca S.A. "A" ..........................................   ARG           187,600        452,161         0.2
    METALS - STEEL
  Nan Ya Plastics Corp. .....................................   TWN           255,000        421,520         0.2
    PLASTICS & RUBBER
  Kuala Lumpur Kepong Bhd. ..................................   MAL           153,000        357,689         0.2
    FOREST PRODUCTS
  Titan Cement Co., S.A. ....................................   GREC            4,000        342,392         0.2
    BUILDING MATERIALS & COMPONENTS
  AECI Ltd. .................................................   SAFR           66,900        331,024         0.2
    CHEMICALS
  Makhteshim Chemical Works Ltd.-/- .........................   ISRL           37,330        317,040         0.2
    CHEMICALS
  Pannonplast Rt. ...........................................   HGRY            7,188        305,009         0.2
    MISC. MATERIALS & COMMODITIES
  Torah Portland Cement Co. .................................   EGPT           14,100        298,990         0.1
    CEMENT
  Dhan Fibres Ltd.-/- .......................................   PAK         4,273,000        291,010         0.1
    CHEMICALS
  Turk Sise ve Cam Fabrikalari AS-/- ........................   TRKY        5,880,600        288,438         0.1
    GLASS
  Golden Hope Plantations Bhd. ..............................   MAL           227,000        283,443         0.1
    FOREST PRODUCTS
  Grupo Cementos de Chihuahua, S.A. de C.V. "B" .............   MEX           241,000        257,218         0.1
    CEMENT
  Formosa Plastics Corp. ....................................   TWN           127,000        217,637         0.1
    CHEMICALS
  HI Cement Corp. ...........................................   PHIL        1,623,000        194,517         0.1
    CEMENT
  Agros Holding S.A. "C"-/- .................................   POL             8,726        192,826         0.1
    MISC. MATERIALS & COMMODITIES
  Malakoff Bhd. .............................................   MAL            66,000        174,811         0.1
    FOREST PRODUCTS
  Engro Chemicals Pakistan Ltd. .............................   PAK            77,924        173,714         0.1
    CHEMICALS
  Israel Chemicals Ltd. .....................................   ISRL          130,676        157,637         0.1
    CHEMICALS
  Fauji Fertilizer Co., Ltd. ................................   PAK            71,900        141,841         0.1
    CHEMICALS
  Pohang Iron & Steel Co., Ltd. .............................   KOR             2,310        125,269         0.1
    METALS - STEEL

    The accompanying notes are an integral part of the financial statements.

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Materials/Basic Industry (Continued)
  Maderas y Sinteticos S.A. - ADR{\/} .......................   CHLE            8,400   $     80,325          --
    MISC. MATERIALS & COMMODITIES
  Associated Cement Cos., Ltd. ..............................   IND                51          2,009          --
    CEMENT
  Dewan Salman Fibre Ltd.-/- ................................   PAK                 4              2          --
    CHEMICALS
                                                                                        ------------
                                                                                          26,167,765
                                                                                        ------------
Multi-Industry/Miscellaneous (10.6%)
  Haci Omer Sabanci Holding AS: .............................   TRKY               --             --         1.1
    CONGLOMERATE
    Common ..................................................   --         27,128,500      1,982,363          --
    Reg S ADR-/- {c} {\/} ...................................   --             10,700        193,938          --
  Barlow Ltd. ...............................................   SAFR          220,377      2,130,711         1.0
    CONGLOMERATE
  The Saudi Arabian Investment Fund Ltd.-/- {\/} ............   UK            263,400      2,075,592         1.0
    COUNTRY FUNDS
  Rembrandt Group Ltd. ......................................   SAFR          213,660      1,945,247         1.0
    CONGLOMERATE
  NASR (El) City Company For Housing & Construction .........   EGPT           27,170      1,668,849         0.8
    MISCELLANEOUS
  Central Asia Regional Growth Fund-/- {\/} (::) ............   IRE           156,000      1,659,840         0.8
    COUNTRY FUNDS
  Koc Holding AS ............................................   TRKY        7,734,450      1,641,345         0.8
    CONGLOMERATE
  Grupo Carso, S.A. de C.V. "A1" ............................   MEX           251,000      1,582,456         0.8
    MULTI-INDUSTRY
  Dogan Sirketler Grubu Holding AS-/- .......................   TRKY       15,917,000        908,177         0.4
    MULTI-INDUSTRY
  Sanluis Corporacion, S.A. de C.V. .........................   MEX           160,832        854,479         0.4
    CONGLOMERATE
  Koor Industries Ltd. - ADR{\/} ............................   ISRL           31,615        802,231         0.4
    CONGLOMERATE
  John Keells Holdings Ltd.-/- ..............................   SLNKA         143,750        761,003         0.4
    MULTI-INDUSTRY
  Anglo American Corporation of South Africa Ltd. ...........   SAFR           12,207        722,393         0.4
    CONGLOMERATE
  Romanian Growth Fund-/- ...................................   ROM            75,800        526,810         0.3
    COUNTRY FUNDS
  Empresas La Moderna, S.A. de C.V. "A"-/- ..................   MEX            97,800        490,155         0.2
    MULTI-INDUSTRY
  Ayala Corp. ...............................................   PHIL          803,400        356,064         0.2
    CONGLOMERATE
  Alfa, S.A. de C.V. "A" ....................................   MEX            64,000        349,847         0.2
    CONGLOMERATE
  Antofagasta Holdings PLC ..................................   UK             56,300        307,390         0.2
    CONGLOMERATE
  Quinenco S.A. - ADR-/- {\/} ...............................   CHLE           27,900        287,719         0.1
    CONGLOMERATE

    The accompanying notes are an integral part of the financial statements.

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Multi-Industry/Miscellaneous (Continued)
  ONA (Omnium Nord Africain) S.A. "A" .......................   MOR             1,590   $    168,505         0.1
    CONGLOMERATE
  KEC International Ltd. ....................................   IND               300            287          --
    MISCELLANEOUS
                                                                                        ------------
                                                                                          21,415,401
                                                                                        ------------
Consumer Non-Durables (8.2%)
  Fomento Economico Mexicano, S.A. de C.V. "B" ..............   MEX           277,610      2,058,313         1.0
    BEVERAGES - ALCOHOLIC
  Hindustan Lever Ltd. ......................................   IND            51,000      2,026,379         1.0
    PERSONAL CARE/COSMETICS
  ITC Ltd. ..................................................   IND            92,128      1,829,677         0.9
    TOBACCO
  South African Breweries Ltd. ..............................   SAFR           53,912      1,809,693         0.9
    BEVERAGES - ALCOHOLIC
  Gruma S.A. "B"-/- .........................................   MEX           495,083      1,138,632         0.6
    FOOD
  A-Ahram Beverages Co. S.A.E. - 144A GDR{.} {\/} ...........   EGPT           33,135      1,053,693         0.5
    BEVERAGES - ALCOHOLIC
  Eastern Tobacco Co. .......................................   EGPT           43,845        998,674         0.5
    TOBACCO
  Embotelladora Andina S.A. "B" - ADR{\/} ...................   CHLE           42,247        855,502         0.4
    BEVERAGES - NON-ALCOHOLIC
  Compania Cervecerias Unidas S.A. - ADR{\/} ................   CHLE           21,346        589,683         0.3
    BEVERAGES - ALCOHOLIC
  Hellenic Bottling Co. S.A. ................................   GREC           15,140        563,667         0.3
    BEVERAGES - NON-ALCOHOLIC
  C.G. Smith Foods Ltd. .....................................   SAFR           33,000        515,982         0.3
    FOOD
  San Miguel Corp. "B" ......................................   PHIL          309,000        509,213         0.3
    BEVERAGES - ALCOHOLIC
  Companhia Cervejaria Brahma Preferred .....................   BRZL          663,129        432,034         0.2
    BEVERAGES - ALCOHOLIC
  SUN Brewing Ltd. - GDR-/- {\/} ............................   RUS            22,600        403,122         0.2
    BEVERAGES - ALCOHOLIC
  Far Eastern Textile Ltd. ..................................   TWN           428,000        389,445         0.2
    TEXTILES & APPAREL
  Rothmans of Pall Mall Bhd. ................................   MAL            45,900        381,466         0.2
    TOBACCO
  Pepsi-Gemex S.A. - GDR-/- {\/} ............................   MEX            26,300        356,694         0.2
    BEVERAGES - NON-ALCOHOLIC
  Zaklady Piwowarskie w Zywcu S.A. (Zywiec) .................   POL             2,018        200,968         0.1
    BEVERAGES - ALCOHOLIC
  Carlsberg Brewery Malaysia Bhd. ...........................   MAL            44,500        155,149         0.1
    BEVERAGES - ALCOHOLIC
  Nong Shim Co., Ltd. .......................................   KOR             2,000         87,191          --
    FOOD
  Oriental Weavers "C"-/- ...................................   EGPT            3,400         70,948          --
    TEXTILES & APPAREL

    The accompanying notes are an integral part of the financial statements.

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Consumer Non-Durables (Continued)
  Erciyas Biracilik ve Malt Sanayii AS ......................   TRKY          136,000   $     22,054          --
    BEVERAGES - ALCOHOLIC
                                                                                        ------------
                                                                                          16,448,179
                                                                                        ------------
Technology (2.7%)
  Asustek Computer Inc. - Reg. S GDR-/- {c} {\/} ............   TWN           128,164      2,643,383         1.3
    COMPUTERS & PERIPHERALS
  Formula Systems Ltd.-/- ...................................   ISRL           16,415        634,454         0.3
    SOFTWARE
  Alcatel Teletas Telekomunikasyon Endustri ve Ticaret AS ...   TRKY        3,198,100        505,806         0.3
    TELECOM TECHNOLOGY
  Delta Electronics, Inc. ...................................   TWN           120,000        440,400         0.2
    COMPUTERS & PERIPHERALS
  Clal Electronics Industries Ltd. ..........................   ISRL            2,459        351,172         0.2
    SEMICONDUCTORS
  Samsung Electronics (1/2 of Common Share) - GDR{\/} .......   KOR            11,300        316,400         0.2
    SEMICONDUCTORS
  United Microelectronics Corporation Ltd.-/- ...............   TWN           158,000        297,119         0.1
    SEMICONDUCTORS
  Tadiran Ltd. ..............................................   ISRL            7,000        272,639         0.1
    TELECOM TECHNOLOGY
                                                                                        ------------
                                                                                           5,461,373
                                                                                        ------------
Health Care (2.1%)
  Teva Pharmaceutical Industries Ltd. .......................   ISRL           29,600      1,255,350         0.6
    PHARMACEUTICALS
  Ranbaxy Laboratories Ltd. .................................   IND            75,000      1,253,779         0.6
    MEDICAL TECHNOLOGY & SUPPLIES
  Richter Gedeon Rt. - Reg S GDR{c} {\/} ....................   HGRY            7,266        775,646         0.4
    PHARMACEUTICALS
  Egypt International Pharmaceutical Industries Co.
   (EIPICO) .................................................   EGPT            9,000        642,763         0.3
    PHARMACEUTICALS
  EGIS Rt. ..................................................   HGRY            5,920        308,743         0.2
    PHARMACEUTICALS
  Medison Co., Ltd. .........................................   KOR            10,200         83,559          --
    MEDICAL TECHNOLOGY & SUPPLIES
                                                                                        ------------
                                                                                           4,319,840
                                                                                        ------------
Consumer Durables (1.8%)
  Imperial Holdings Ltd. ....................................   SAFR           58,161        794,282         0.4
    AUTOMOBILES
  Hon Hai Precision Industry-/- .............................   TWN           120,400        701,146         0.3
    CONSUMER ELECTRONICS
  Qingling Motors Co., Ltd.{*} ..............................   CHNA        1,475,000        637,951         0.3
    AUTOMOBILES
  Tata Engineering and Locomotive Co., Ltd.: ................   IND                --             --         0.3
    AUTOMOBILES
    GDR{\/} .................................................   --             84,000        611,100          --
    Common ..................................................   --                980          6,859          --

    The accompanying notes are an integral part of the financial statements.

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Consumer Durables (Continued)
  Mahindra & Mahindra Ltd. - GDR{\/} ........................   IND            42,600   $    317,370         0.2
    AUTOMOBILES
  Ford Otomotiv Sanayi AS ...................................   TRKY          377,000        271,712         0.1
    AUTOMOBILES
  Tofas Turk Otomobil Fabrikasi AS ..........................   TRKY        4,909,000        255,524         0.1
    AUTOMOBILES
  Arcelik AS ................................................   TRKY        2,024,800        227,005         0.1
    APPLIANCES & HOUSEHOLD DURABLES
  BEC World Public Co., Ltd. ................................   THAI            6,100         32,238          --
    CONSUMER ELECTRONICS
                                                                                        ------------
                                                                                           3,855,187
                                                                                        ------------
Capital Goods (1.8%)
  NICE-Systems Ltd.-/- ......................................   ISRL           15,910        663,132         0.3
    TELECOM EQUIPMENT
  Taiwan Semiconductor Manufacturing Co.-/- .................   TWN           145,000        626,706         0.3
    MACHINERY & ENGINEERING
  Corporacion GEO, S.A. de C.V. "B"-/- ......................   MEX            63,800        441,403         0.2
    CONSTRUCTION
  ECI Telecommunications Ltd.{\/} ...........................   ISRL           13,100        399,550         0.2
    TELECOM EQUIPMENT
  Arabian International Construction-/- .....................   EGPT            7,319        344,170         0.2
    CONSTRUCTION
  Netas Telekomunik-/- ......................................   TRKY          724,500        269,784         0.1
    TELECOM EQUIPMENT
  Elektrim Spolka Akcyjna S.A. ..............................   POL            15,630        223,352         0.1
    ELECTRICAL PLANT/EQUIPMENT
  Samsung Display Devices Co. ...............................   KOR             3,690        183,809         0.1
    ELECTRICAL PLANT/EQUIPMENT
  Daewoo Heavy Industries ...................................   KOR            36,240        179,436         0.1
    INDUSTRIAL COMPONENTS
  Samsung Electro-Mechanics Co. .............................   KOR             6,200        130,037         0.1
    ELECTRICAL PLANT/EQUIPMENT
  Sindo Ricoh Co. ...........................................   KOR             3,100        109,139         0.1
    OFFICE EQUIPMENT
  Delta Electronics (Thailand) Public Co., Ltd. - Foreign ...   THAI            8,000         82,487          --
    ELECTRICAL PLANT/EQUIPMENT
  LG Electronics ............................................   KOR             5,225         62,230          --
    ELECTRICAL PLANT/EQUIPMENT
  Madeco S.A. - ADR{\/} .....................................   CHLE            2,400         38,400          --
    INDUSTRIAL COMPONENTS
                                                                                        ------------
                                                                                           3,753,635
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $185,429,876) ................                            191,125,942        94.0
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                           PRINCIPAL       VALUE         % OF NET
FIXED INCOME INVESTMENTS                                       CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Government & Government Agency Obligations (1.2%)
  Pakistan (0.1%)
    Republic of Pakistan, 6% due 2/26/02 - Reg S{c} .........   USD           250,000   $    235,625         0.1
  Russia (1.1%)
    Bank for Foreign Economic Affairs (Venesheconombank)
     Interest Notes, 6.72% due 12/15/15+ ....................   USD         3,000,000      2,163,750         1.1
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $2,264,540) ................................................                              2,399,375
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $2,264,540) ............                              2,399,375         1.2
                                                                                        ------------       -----

                                                                            NO. OF         VALUE         % OF NET
RIGHTS                                                         COUNTRY      RIGHTS        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Delta Electronics (Thailand) Public Co., Ltd. (UNAV NP
   RTS), due 5/15/98 - Foreign ..............................   THAI            4,000         40,207          --
    ELECTRICAL PLANT/EQUIPMENT
  Samsung Development Rights, due 5/13/98 ...................   KOR               530          9,210          --
    ELECTRICAL PLANT/EQUIPMENT
  Samsung Electronics Rights, due 5/27/98 - GDR 144A{.}
   {\/} .....................................................   KOR               899          8,943          --
    SEMICONDUCTORS
                                                                                        ------------       -----

TOTAL RIGHTS (cost $34,933) .................................                                 58,360          --
                                                                                        ------------       -----

                                                                            NO. OF         VALUE         % OF NET
WARRANTS                                                       COUNTRY     WARRANTS       (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Belle Corp. Warrants, expire 2002 (cost $0) ...............   PHIL          708,400          2,034          --
                                                                                        ------------       -----
    OIL

TOTAL INVESTMENTS (cost $187,729,349)  * ....................                            193,585,711        95.2
Other Assets and Liabilities ................................                              9,695,248         4.8
                                                                                        ------------       -----

NET ASSETS ..................................................                           $203,280,959       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       (::) Valued in good faith at fair value using procedures approved by the Board of Directors (See Note 1 of Notes to Financial Statements).
       {\/}  U.S. currency denominated.
        {*}  Security denominated in Hong Kong Dollars.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
       {.:} Each Centenary Linked Unit consists of 1 registered deferred share of De Beers Consolidated Mine + 1 Centenary Depositary Receipt.
          + The coupon rate shown on floating rate note represents the rate at period end.
        {=} Each unit represents one preferred share of Unibanco and one preferred "B" share of Unibanco Holdings.
          * For Federal income tax purposes, cost is $189,023,855 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  21,939,088
                 Unrealized depreciation:           (17,377,232)
                                                  -------------
                 Net unrealized appreciation:     $   4,561,856
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depositary Receipt
    GDR--Global Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at April 30, 1998, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {d}
                                        -------------------------------------------
                                                 FIXED INCOME,
                                                   RIGHTS &
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS        OTHER      TOTAL
--------------------------------------  ------   -------------   ----------   -----
Argentina (ARG/ARS) ..................    3.5                                   3.5
Brazil (BRZL/BRL) ....................   14.2                                  14.2
Chile (CHLE/CLP) .....................    4.5                                   4.5
China (CHNA/RMB) .....................    0.3                                   0.3
Egypt (EGPT/EGP) .....................    7.0                                   7.0
Greece (GREC/GRD) ....................    3.3                                   3.3
Hong Kong (HK/HKD) ...................    0.3                                   0.3
Hungary (HGRY/HUF) ...................    2.6                                   2.6
India (IND/INR) ......................    5.2                                   5.2
Ireland (IRE/IEP) ....................    0.8                                   0.8
Israel (ISRL/ILS) ....................    3.7                                   3.7
Kazakhstan (KAZ/KTS) .................    0.3                                   0.3
Korea (KOR/KRW) ......................    0.9                                   0.9
Malaysia (MAL/MYR) ...................    2.2                                   2.2
Mexico (MEX/MXN) .....................   11.0                                  11.0
Morocco (MOR/MAD) ....................    0.1                                   0.1
Pakistan (PAK/PKR) ...................    1.1         0.1                       1.2
Peru (PERU/PES) ......................    2.3                                   2.3
Philippines (PHIL/PHP) ...............    2.0                                   2.0
Poland (POL/PLZ) .....................    0.5                                   0.5
Romania (ROM/ROL) ....................    0.3                                   0.3
Russia (RUS/SUR) .....................    3.8         1.1                       4.9
South Africa (SAFR/ZAR) ..............   10.8                                  10.8
Sri Lanka (SLNKA/LKR) ................    0.6                                   0.6
Taiwan (TWN/TWD) .....................    4.2                                   4.2
Thailand (THAI/THB) ..................    0.4                                   0.4
Turkey (TRKY/TRL) ....................    6.9                                   6.9
United Kingdom (UK/GBP) ..............    1.2                                   1.2
United States (US/USD) ...............                               4.8        4.8
                                        ------        ---            ---      -----
Total  ...............................   94.0         1.2            4.8      100.0
                                        ------        ---            ---      -----
                                        ------        ---            ---      -----

--------------

{d}  Percentages indicated are based on net assets of $203,280,959.

    The accompanying notes are an integral part of the financial statements.

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                 April 30, 1998

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $187,729,349) (Note 1)......  $193,585,711
  U.S. currency.............................................  $      738
  Foreign currencies (cost $8,611,907)......................   8,665,582     8,666,320
                                                              ----------
  Receivable for Fund shares sold.......................................     3,696,199
  Receivable for securities sold........................................     3,162,673
  Dividends receivable..................................................       805,918
  Receivable from Chancellor LGT Asset Management, Inc. (Note 2)........       459,815
  Interest receivable...................................................        90,413
                                                                          ------------
    Total assets........................................................   210,467,049
                                                                          ------------
Liabilities:
  Payable for loan outstanding (Note 1).................................     3,353,000
  Payable for securities purchased......................................     1,872,212
  Payable for Fund shares repurchased...................................       788,130
  Payable for investment management and administration fees (Note 2)....       479,744
  Payable for transfer agent fees (Note 2)..............................       243,519
  Payable for printing and postage expenses.............................       131,413
  Payable for service and distribution expenses (Note 2)................       123,207
  Payable for custodian fees............................................        57,525
  Payable for professional fees.........................................        33,130
  Payable for registration and filing fees..............................        22,556
  Payable for fund accounting fees (Note 2).............................         4,139
  Payable for Directors' fees and expenses (Note 2).....................         1,115
  Other accrued expenses................................................        76,400
                                                                          ------------
    Total liabilities...................................................     7,186,090
                                                                          ------------
Net assets..............................................................  $203,280,959
                                                                          ------------
                                                                          ------------
Class A:
Net asset value and redemption price per share ($100,647,556 DIVIDED BY
 8,035,606 shares outstanding)..........................................  $      12.53
                                                                          ------------
                                                                          ------------
Maximum offering price per share (100/95.25 of $12.53) *................  $      13.15
                                                                          ------------
                                                                          ------------
Class B:+
Net asset value and offering price per share ($100,831,448 DIVIDED BY
 8,244,890 shares outstanding)..........................................  $      12.23
                                                                          ------------
                                                                          ------------
Advisor Class:
Net asset value, offering price per share, and redemption price per
 share ($1,801,955 DIVIDED BY 142,562 shares outstanding)...............  $      12.64
                                                                          ------------
                                                                          ------------
Net assets consist of:
  Paid in capital (Note 4)..............................................  $246,288,977
  Undistributed net investment income...................................        73,763
  Accumulated net realized loss on investments and foreign currency
   transactions.........................................................   (48,990,457)
  Net unrealized appreciation on translation of assets and liabilities
   in foreign currencies................................................        52,314
  Net unrealized appreciation of investments............................     5,856,362
                                                                          ------------
Total -- representing net assets applicable to capital shares outstanding............................................................  $203,280,959
                                                                          ------------
                                                                          ------------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

                            STATEMENT OF OPERATIONS

                        Six months ended April 30, 1998

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $111,452)..............................  $ 2,595,058
  Securities lending income.................................................................       85,994
  Interest income...........................................................................       73,454
                                                                                              -----------
    Total investment income.................................................................    2,754,506
                                                                                              -----------
Expenses:
  Investment management and administration fees (Note 2)....................................    1,027,785
  Service and distribution expenses: (Note 2)
    Class A....................................................................  $   249,648
    Class B....................................................................      540,658      790,306
                                                                                 -----------
  Transfer agent fees (Note 2)..............................................................      778,300
  Interest expense (Note 1).................................................................      347,489
  Custodian fees............................................................................      121,000
  Printing and postage expenses.............................................................      108,600
  Professional fees.........................................................................       68,214
  Registration and filing fees..............................................................       47,060
  Fund accounting fees (Note 2).............................................................       27,756
  Directors' fees and expenses (Note 2).....................................................        6,878
  Other expenses (Note 1)...................................................................        5,429
                                                                                              -----------
    Total expenses before reductions........................................................    3,328,817
                                                                                              -----------
      Expenses reimbursed by Chancellor LGT Asset Management, Inc...........................     (609,815)
      Expense reductions (Note 5)...........................................................      (38,259)
                                                                                              -----------
    Total net expenses......................................................................    2,680,743
                                                                                              -----------
Net investment income.......................................................................       73,763
                                                                                              -----------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized loss on investments.............................................  (35,414,012)
  Net realized loss on foreign currency transactions...........................   (2,083,497)
                                                                                 -----------
    Net realized loss during the period.....................................................  (37,497,509)
  Net change in unrealized appreciation on translation of assets and
   liabilities in foreign currencies...........................................      672,976
  Net change in unrealized appreciation of investments.........................   40,080,042
                                                                                 -----------
    Net unrealized appreciation during the period...........................................   40,753,018
                                                                                              -----------
Net realized and unrealized gain on investments and foreign currencies......................    3,255,509
                                                                                              -----------
Net increase in net assets resulting from operations........................................  $ 3,329,272
                                                                                              -----------
                                                                                              -----------

    The accompanying notes are an integral part of the financial statements.

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                        SIX MONTHS ENDED      YEAR ENDED
                                                                         APRIL 30, 1998    OCTOBER 31, 1997
                                                                        ----------------   ----------------
Decrease in net assets
Operations:
  Net investment income (loss)........................................   $      73,763      $    (1,050,632)
  Net realized gain (loss) on investments and foreign currency
   transactions.......................................................     (37,497,509)          26,113,895
  Net change in unrealized appreciation (depreciation) on translation
   of assets and liabilities in foreign currencies....................         672,976             (282,179)
  Net change in unrealized appreciation (depreciation) of
   investments........................................................      40,080,042          (52,070,476)
                                                                        ----------------   ----------------
    Net increase (decrease) in net assets resulting from operations...       3,329,272          (27,289,392)
                                                                        ----------------   ----------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income..........................................              --              (37,319)
  In excess of net investment income..................................              --             (104,807)
Advisor Class: (Note 1)
Distributions to shareholders:
  From net investment income..........................................              --               (4,161)
  In excess of net investment income..................................              --              (11,686)
                                                                        ----------------   ----------------
    Total distributions...............................................              --             (157,973)
                                                                        ----------------   ----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested....................     296,466,663        1,140,272,411
  Decrease from capital shares repurchased............................    (339,416,025)      (1,314,030,266)
                                                                        ----------------   ----------------
    Net decrease from capital share transactions......................     (42,949,362)        (173,757,855)
                                                                        ----------------   ----------------
Total decrease in net assets..........................................     (39,620,090)        (201,205,220)
Net assets:
  Beginning of period.................................................     242,901,049          444,106,269
                                                                        ----------------   ----------------
  End of period.......................................................   $ 203,280,959*     $   242,901,049*
                                                                        ----------------   ----------------
                                                                        ----------------   ----------------
 * Includes undistributed net investment income of....................   $      73,763      $            --
                                                                        ----------------   ----------------
                                                                        ----------------   ----------------

    The accompanying notes are an integral part of the financial statements.

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                          CLASS A+
                                          ------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED                         YEAR ENDED OCTOBER 31,
                                          APRIL 30,      ---------------------------------------------------------
                                           1998 (d)      1997 (d)    1996 (d)    1995 (d)      1994        1993
                                          ----------     ---------   ---------   ---------   ---------   ---------
Per Share Operating Performance:
Net asset value, beginning of period....  $  12.20       $  14.26    $  13.85    $  18.81    $  14.42    $  11.10
                                          ----------     ---------   ---------   ---------   ---------   ---------
Income from investment operations:
  Net investment income (loss)..........      0.02*            --        0.11        0.13       (0.02)       0.02**
  Net realized and unrealized gain
   (loss) on investments................      0.31          (2.05)       0.30       (4.32)       4.68        3.38
                                          ----------     ---------   ---------   ---------   ---------   ---------
    Net increase (decrease) from
     investment operations..............      0.33          (2.05)       0.41       (4.19)       4.66        3.40
                                          ----------     ---------   ---------   ---------   ---------   ---------
Distributions to shareholders:
  From net investment income............        --             --          --          --       (0.01)      (0.08)
  From net realized gain on
   investments..........................        --             --          --       (0.77)      (0.26)         --
  In excess of net investment income....        --          (0.01)         --          --          --          --
                                          ----------     ---------   ---------   ---------   ---------   ---------
    Total distributions.................        --          (0.01)         --       (0.77)      (0.27)      (0.08)
                                          ----------     ---------   ---------   ---------   ---------   ---------
Net asset value, end of period..........  $  12.53       $  12.20    $  14.26    $  13.85    $  18.81    $  14.42
                                          ----------     ---------   ---------   ---------   ---------   ---------
                                          ----------     ---------   ---------   ---------   ---------   ---------

Total investment return (c).............      2.79%(b)     (14.45)%      2.96%     (23.04)%     32.58%      30.90%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $100,648       $113,319    $224,964    $252,457    $417,322    $187,808
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......      0.31%(a)      (0.01)%      0.76%       0.89%      (0.11)%       0.1%
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................     (0.30)%(a)     (0.09)%      0.64%       0.87%        N/A       (0.11)%
Ratio of operating expenses to average
 net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......      1.96%(a)       2.10%       1.96%       2.12%       2.06%        2.4%
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................      2.57%(a)       2.18%       2.08%       2.14%        N/A        2.61%
Ratio of interest expense to average net
 assets (Note 1)++++....................      0.33%(a)        N/A         N/A         N/A         N/A         N/A
Portfolio turnover rate++++.............       117%(a)        150%        104%        114%        100%         99%
Average commission rate per share paid
 on portfolio transactions++++..........  $ 0.0016       $ 0.0015    $ 0.0040         N/A         N/A         N/A

----------------

 (a)  Annualized
 (b)  Not annualized
 (c)  Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
   * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.03.
  ** Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.02.
 *** Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.02.
   + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
  ++  Commencing April 1, 1993, the Fund began offering Class B shares.
 +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate, average commission rate, and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

                         FINANCIAL HIGHLIGHTS  (cont'd)

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                           CLASS B++
                                          ---------------------------------------------------------------------------
                                                                                                           APRIL 1,
                                          SIX MONTHS                                                         1993
                                            ENDED                    YEAR ENDED OCTOBER 31,                   TO
                                          APRIL 30,       ---------------------------------------------   OCTOBER 31,
                                           1998 (d)       1997 (d)    1996 (d)    1995 (d)      1994         1993
                                          ----------      ---------   ---------   ---------   ---------   -----------
Per Share Operating Performance:
Net asset value, beginning of period....  $  11.94        $  14.02    $  13.68    $  18.68    $  14.39     $ 11.47
                                          ----------      ---------   ---------   ---------   ---------   -----------
Income from investment operations:
  Net investment income (loss)..........     (0.01) *        (0.08)       0.04        0.06       (0.12)       0.00***
  Net realized and unrealized gain
   (loss) on investments................      0.30           (2.00)       0.30       (4.29)       4.67        2.92
                                          ----------      ---------   ---------   ---------   ---------   -----------
    Net increase (decrease) from
     investment operations..............      0.29           (2.08)       0.34       (4.23)       4.55        2.92
                                          ----------      ---------   ---------   ---------   ---------   -----------
Distributions to shareholders:
  From net investment income............        --              --          --          --          --          --
  From net realized gain on
   investments..........................        --              --          --       (0.77)      (0.26)         --
  In excess of net investment income....        --              --          --          --          --          --
                                          ----------      ---------   ---------   ---------   ---------   -----------
    Total distributions.................        --              --          --       (0.77)      (0.26)         --
                                          ----------      ---------   ---------   ---------   ---------   -----------
Net asset value, end of period..........  $  12.23        $  11.94    $  14.02    $  13.68    $  18.68     $ 14.39
                                          ----------      ---------   ---------   ---------   ---------   -----------
                                          ----------      ---------   ---------   ---------   ---------   -----------

Total investment return (c).............      2.51%(b)      (14.91)%      2.49%     (23.37)%     31.77%       25.5% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $100,831        $127,658    $216,004    $225,861    $291,289     $32,318
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......     (0.19)%(a)      (0.51)%      0.26%       0.39%      (0.61)%      (0.4)% (a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................     (0.80)%(a)      (0.59)%      0.14%       0.37%        N/A       (0.61)% (a)
Ratio of operating expenses to average
 net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......      2.46%(a)        2.60%       2.46%       2.62%       2.56%        2.9% (a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................      3.07%(a)        2.68%       2.58%       2.64%        N/A        3.11% (a)
Ratio of interest expense to average net
 assets (Note 1)++++....................      0.33%(a)         N/A         N/A         N/A         N/A         N/A
Portfolio turnover rate++++.............       117%(a)         150%        104%        114%        100%         99%
Average commission rate per share paid
 on portfolio transactions++++..........  $ 0.0016        $ 0.0015    $ 0.0040         N/A         N/A         N/A

----------------

 (a)  Annualized
 (b)  Not annualized
 (c)  Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
   * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.03.
  ** Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.02.
 *** Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.02.
   + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
  ++  Commencing April 1, 1993, the Fund began offering Class B shares.
 +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate, average commission rate, and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

                         FINANCIAL HIGHLIGHTS  (cont'd)

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                         ADVISOR CLASS+++
                                          -----------------------------------------------
                                          SIX MONTHS   YEAR ENDED OCTOBER    JUNE 1, 1995
                                            ENDED              31,                TO
                                          APRIL 30,    -------------------   OCTOBER 31,
                                           1998 (d)    1997 (d)   1996 (d)       1995
                                          ----------   --------   --------   ------------
Per Share Operating Performance:
Net asset value, beginning of period....   $ 12.27     $ 14.38    $ 13.88      $14.71
                                          ----------   --------   --------   ------------
Income from investment operations:
  Net investment income (loss)..........      0.05*       0.05       0.18        0.08
  Net realized and unrealized gain
   (loss) on investments................      0.32       (2.05)      0.32       (0.91)
                                          ----------   --------   --------   ------------
    Net increase (decrease) from
     investment operations..............      0.37       (2.00)      0.50       (0.83)
                                          ----------   --------   --------   ------------
Distributions to shareholders:
  From net investment income............        --       (0.03)        --          --
  From net realized gain on
   investments..........................        --          --         --          --
  In excess of net investment income....        --       (0.08)        --          --
                                          ----------   --------   --------   ------------
    Total distributions.................        --       (0.11)        --          --
                                          ----------   --------   --------   ------------
Net asset value, end of period..........   $ 12.64     $ 12.27    $ 14.38      $13.88
                                          ----------   --------   --------   ------------
                                          ----------   --------   --------   ------------

Total investment return (c).............      3.10%(b)  (14.05)%     3.60%      (5.71)% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $ 1,802     $ 1,924    $ 3,139      $1,675
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......      0.81%(a)    0.49%      1.26%       1.39% (a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................      0.20%(a)    0.41%      1.14%       1.37% (a)
Ratio of operating expenses to average
 net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......      1.46%(a)    1.60%      1.46%       1.62% (a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................      2.07%(a)    1.68%      1.58%       1.64% (a)
Ratio of interest expense to average net
 assets (Note 1)++++....................      0.33%(a)     N/A        N/A         N/A
Portfolio turnover rate++++.............       117%(a)     150%       104%        114%
Average commission rate per share paid
 on portfolio transactions++++..........   $0.0016     $0.0015    $0.0040         N/A

----------------

 (a)  Annualized
 (b)  Not annualized
 (c)  Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
   * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.03.
  ** Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.02.
 *** Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.02.
   + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
  ++  Commencing April 1, 1993, the Fund began offering Class B shares.
 +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate, average commission rate, and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                 April 30, 1998

--------------------------------------------------------------------------------

The following Notes to Financial Statements are for the period ending April 30, 1998, and unless otherwise indicated reflect facts as of that date. Please see "Note 6 -- Subsequent Events" for a discussion of certain changes which took place after April 30, 1998.

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 6)
GT Global Emerging Markets Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). Effective June 1, 1998, the Company was renamed AIM Investment Funds, Inc. and the Fund was renamed AIM Emerging Markets Fund. The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Company has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued , or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by Chancellor LGT Asset Management, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when GT Capital deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, U.S. government securities or other high quality debt securities of which the value,

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forwards Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on an exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying securities and, for a put, requires the Fund to set aside cash, U.S. government securities, or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund would realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund would realize a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At April 30, 1998, stocks with an aggregate value of approximately $16,035,409 were on loan to brokers. The loans were secured by cash collateral of $16,583,830 received by the Fund. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of each loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less. For the six months ended April 30, 1998, the Fund received securities lending fees of $85,994.

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $10,198,442, of which $5,776,568 expires in 2003 and $4,421,874 expires in 2004.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(M) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(N) LINE OF CREDIT
The Fund, along with certain other funds ("GT Funds") advised and/or administered by the Manager, has a line of credit with each of BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and the GT Funds to borrow an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of its total assets. On April 30, 1998, the Fund had $3,353,000 in loans outstanding.

For the six months ended April 30, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the Fund was $10,572,144, with a weighted average interest rate of 6.29%. Interest expense for the Fund for the six months ended April 30, 1998 was $334,748. Other interest expense charges amounted to $12,741.

2. RELATED PARTIES (SEE ALSO NOTE 6)
For the period ended April 30, 1998, Chancellor LGT Asset Management, Inc. was the Fund's investment manager and administrator. The Fund pays investment management and administration fees to the Manager at the annualized rate of 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly.

For the period ended April 30, 1998, GT Global, Inc. ("GT Global"), an affiliate of the Manager, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the six months ended April 30, 1998, GT Global retained $8,591 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected CDSCs in the amount of $1,590 for the six months ended April 30, 1998. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global, from its own resources, pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the six months ended April 30, 1998, GT Global collected CDSCs in the amount of $565,010. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to the then effective separate distribution plans adopted under 1940 Act Rule 12b-1 by the Company's Board of Directors with respect to the Fund's Class A shares ("Class A Plan") and Class B

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

shares ("Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under that Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended April 30, 1998, pursuant to that Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continued in effect.

The Manager and GT Global voluntarily undertook to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 2.00%, 2.50%, and 1.50% of the average daily net assets of the Fund's Class A, Class B and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to the Fund's average daily net assets.

The Company pays each of its Directors who is not an employee, officer or director of the Manager, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

3. PURCHASES AND SALES OF SECURITIES
For the six months ended April 30, 1998, purchases and sales of investment securities by the Fund, other than short-term investments, aggregated $123,495,635 and $178,354,580 respectively. There were no purchases or sales of U.S. government obligations by the Fund for the six months ended April 30, 1998.

4. CAPITAL SHARES
At April 30, 1998, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of the Fund; 400,000,000 were classified as shares of GT Global Government Income Fund; 200,000,000 were classified as shares of GT Global Developing Markets Fund; 200,000,000 were classified as shares of GT Global Health Care Fund; 200,000,000 were classified as shares of GT Global Strategic Income Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of GT Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of GT Global Latin America Growth Fund; 400,000,000 were classified as shares of GT Global Telecommunications Fund; 200,000,000 were classified as shares of GT Global High Income Fund; 200,000,000 were classified as shares of GT Global Financial Services Fund; 200,000,000 were classified as shares of GT Global Natural Resources Fund; 200,000,000 were classified as shares of GT Global Infrastructure Fund; and 200,000,000 were classified as shares of GT Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fifteen series of the Company and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                           AIM EMERGING MARKETS FUND
                   (FORMERLY GT GLOBAL EMERGING MARKETS FUND)

                           CAPITAL SHARE TRANSACTIONS

                                               SIX MONTHS ENDED               YEAR ENDED
                                                APRIL 30, 1998             OCTOBER 31, 1997
                                          --------------------------  --------------------------
CLASS A                                     SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------  -----------  -------------  -----------  -------------
Shares sold.............................   17,134,342  $ 200,989,101   57,294,454  $ 859,844,827
Shares issued in connection with
  reinvestment of distributions.........           --             --        8,654        123,333
                                          -----------  -------------  -----------  -------------
                                           17,134,342    200,989,101   57,303,108    859,968,160
Shares repurchased......................  (18,390,591)  (216,637,505) (63,783,507)  (962,241,730)
                                          -----------  -------------  -----------  -------------
Net decrease............................   (1,256,249) $ (15,648,404)  (6,480,399) $(102,273,570)
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

CLASS B
----------------------------------------
Shares sold.............................    4,798,521  $  55,553,088   16,394,355  $ 245,887,976
Shares repurchased......................   (7,248,568)   (83,530,468) (21,109,926)  (316,251,415)
                                          -----------  -------------  -----------  -------------
Net decrease............................   (2,450,047) $ (27,977,380)  (4,715,571) $ (70,363,439)
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

ADVISOR CLASS
----------------------------------------
Shares sold.............................    3,375,138  $  39,924,474    2,213,447  $  34,400,471
Shares issued in connection with
  reinvestment of distributions.........           --             --        1,106         15,804
                                          -----------  -------------  -----------  -------------
                                            3,375,138     39,924,474    2,214,553     34,416,275
Shares repurchased......................   (3,389,407)   (39,248,052)  (2,275,943)   (35,537,121)
                                          -----------  -------------  -----------  -------------
Net increase (decrease).................      (14,269) $     676,422      (61,390) $  (1,120,846)
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the six months ended April 30, 1998, the Fund's expenses were reduced by $38,259 under these arrangements.

6. SUBSEQUENT EVENTS
On May 29, 1998, Liechtenstein Global Trust ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO (NY), Inc. and is now an indirect wholly-owned subsidiary of AMVESCAP PLC. In connection with this transaction, A I M Advisors, Inc. ("AIM"), an indirect wholly-owned subsidiary of AMVESCAP PLC, became the investment adviser and administrator of the Fund and INVESCO (NY), Inc. became the sub-adviser and sub-administrator of the Fund. In addition, A I M Distributors, Inc. replaced GT Global, Inc. as the Fund's principal underwriter, and the Fund became subject to compensation-type Rule 12b-1 plans of distribution, which replaced the Fund's former reimbursement-type Rule 12b-1 plans of distribution. All of the changes became effective as of the close of business on May 29, 1998.

                         GT GLOBAL EMERGING MARKETS FUND

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders of GT Global Emerging Markets Fund and
Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of GT Global Emerging Markets Fund, one of the funds organized as a series of G.T. Investment Funds, Inc., including the portfolio of investments, as of October 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of GT Global Emerging Markets Fund as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



                                                    COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 15, 1997

                        GT GLOBAL EMERGING MARKETS FUND

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                            COUNTRY       SHARES        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   ------------   ------------   -------------
Energy (18.6%)
  LUKoil Holding - ADR{\/} .................................   RUS             68,826   $  5,764,178         2.4
    OIL
  Sasol Ltd. ...............................................   SAFR           402,507      4,853,515         2.0
    ENERGY SOURCES
  Petroleo Brasileiro S.A. (Petrobras) Preferred ...........   BRZL        22,113,561      4,112,192         1.7
    OIL
  Companhia Energetica de Minas Gerais (CEMIG) - ADR{\/} ...   BRZL            85,389      3,415,560         1.4
    ELECTRICAL & GAS UTILITIES
  C.A. La Electricidad de Caracas ..........................   VENZ         2,529,153      3,324,761         1.4
    ELECTRICAL & GAS UTILITIES
  Centrais Eletricas Brasileiras S.A.-Eletrobras "B" -
   ADR{\/} .................................................   BRZL           133,855      2,944,810         1.2
    ELECTRICAL & GAS UTILITIES
  Chilgener S.A. - ADR{\/} .................................   CHLE            88,263      2,383,101         1.0
    ELECTRICAL & GAS UTILITIES
  Enersis S.A. - ADR{\/} ...................................   CHLE            64,238      2,119,854         0.9
    ELECTRICAL & GAS UTILITIES
  Empresa Nacional de Electricidad S.A. - ADR{\/} ..........   CHLE           100,922      2,031,055         0.8
    ELECTRICAL & GAS UTILITIES
  Light - Servicos de Electricidade S.A. ...................   BRZL         5,020,561      1,666,841         0.7
    ELECTRICAL & GAS UTILITIES
  Light - Participacoes S.A. ...............................   BRZL         6,360,473      1,627,044         0.7
    ELECTRICAL & GAS UTILITIES
  YPF S.A. - ADR{\/} .......................................   ARG             49,065      1,570,080         0.7
    OIL
  The Hub Power Co., Ltd. - GDR-/- {\/} ....................   PAK             49,150      1,535,938         0.6
    ENERGY SOURCES
  Unified Energy Systems - Reg S GDR-/- {c} {\/} ...........   RUS             37,000      1,156,246         0.5
    ELECTRICAL & GAS UTILITIES
  Surgutneftegaz - ADR-/- {\/} .............................   RUS            123,235      1,047,498         0.4
    OIL
  PTT Exploration and Production Public Co., Ltd. -
   Foreign .................................................   THAI           101,800      1,038,259         0.4
    OIL
  MOL Magyar Olaj-es Gazipari RT - Reg S GDR{c} {\/} .......   HGRY            35,800        774,175         0.3
    ENERGY SOURCES
  Manila Electric Co. "B" ..................................   PHIL           236,700        728,308         0.3
    ELECTRICAL & GAS UTILITIES
  Mosenergo - 144A ADR{.} {\/} .............................   RUS             15,000        630,000         0.3
    ELECTRICAL & GAS UTILITIES
  Electricity Generating Public Co., Ltd. - Foreign ........   THAI           329,100        548,500         0.2
    ELECTRICAL & GAS UTILITIES
  Perez Companc S.A. .......................................   ARG             74,818        468,642         0.2
    OIL
  Tenaga Nasional Bhd. .....................................   MAL            194,000        419,585         0.2
    ELECTRICAL & GAS UTILITIES
  Korea Electric Power Corp. - ADR{\/} .....................   KOR             44,271        362,469         0.2
    ELECTRICAL & GAS UTILITIES
  BSES Ltd. - Reg. S GDR{c} ................................   IND             19,100        296,050         0.1
    ELECTRICAL & GAS UTILITIES
  Yukong Ltd. ..............................................   KOR              7,543        102,145          --
    OIL

    The accompanying notes are an integral part of the financial statements.

                        GT GLOBAL EMERGING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                            COUNTRY       SHARES        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   ------------   ------------   -------------
Energy (Continued)
  Guangdong Electric Power Development Co., Ltd. "B"+X+ ....   CHNA           127,800   $     72,084          --
    ENERGY SOURCES
  Pakistan State Oil Co., Ltd. .............................   PAK                 20            216          --
    OIL
                                                                                        ------------
                                                                                          44,993,106
                                                                                        ------------
Multi-Industry/Miscellaneous (16.1%)
  Barlow Ltd. ..............................................   SAFR           407,077      4,104,623         1.7
    CONGLOMERATE
  Anglo American Corporation of South Africa Ltd. ..........   SAFR            82,607      3,572,195         1.5
    CONGLOMERATE
  Delta Corporation Ltd. (subdivision)-/- ..................   ZBBW         2,187,074      3,114,504         1.3
    MULTI-INDUSTRY
  PT Telekomunikasi Indonesia ..............................   INDO         3,075,500      2,869,896         1.2
    MULTI-INDUSTRY
  Grupo Carso, S.A. de C.V. "A1" ...........................   MEX            396,200      2,519,547         1.0
    MULTI-INDUSTRY
  ITC Ltd.: ................................................   IND                 --             --         1.0
    MULTI-INDUSTRY
    Common .................................................   --             123,928      1,916,184          --
    GDR-/- {\/} ............................................   --              25,987        475,562          --
  The Saudi Arabian Investment Fund Ltd.-/- {\/} ...........   UK             211,000      2,110,000         0.9
    COUNTRY FUNDS
  PT Gudang Garam ..........................................   INDO           625,500      1,777,187         0.7
    MULTI-INDUSTRY
  China Resources Enterprise Ltd. ..........................   HK             623,000      1,708,616         0.7
    CONGLOMERATE
  Malaysian Resources Corp., Bhd. ..........................   MAL          2,556,000      1,520,240         0.6
    CONGLOMERATE
  Shanghai Industrial Holdings Ltd. ........................   HK             339,000      1,508,616         0.6
    MULTI-INDUSTRY
  Central Asia Regional Growth Fund-/- {\/} ................   IRE            156,000      1,485,120         0.6
    COUNTRY FUNDS
  NASR (El) City Company For Housing & Construction-/- .....   EGPT            18,870      1,304,195         0.5
    MISCELLANEOUS
  Billiton PLC-/- ..........................................   SAFR           395,102      1,158,199         0.5
    CONGLOMERATE
  Sanluis Corporacion, S.A. de C.V. ........................   MEX            145,432      1,128,622         0.5
    CONGLOMERATE
  John Keells Holdings Ltd. ................................   SLNKA          183,000        934,142         0.4
    MULTI-INDUSTRY
  Empresas La Moderna, S.A. de C.V. "A"-/- .................   MEX            186,000        913,293         0.4
    MULTI-INDUSTRY
  PT Bimantara Citra .......................................   INDO           965,000        887,047         0.4
    MULTI-INDUSTRY
  Romanian Growth Fund{\/} .................................   ROM             75,800        784,530         0.3
    COUNTRY FUNDS
  Koc Holding AS ...........................................   TRKY         1,827,500        687,480         0.3
    CONGLOMERATE
  Rembrandt Group Ltd. .....................................   SAFR            77,200        633,971         0.3
    CONGLOMERATE

    The accompanying notes are an integral part of the financial statements.

                        GT GLOBAL EMERGING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                            COUNTRY       SHARES        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   ------------   ------------   -------------
Multi-Industry/Miscellaneous (Continued)
  Koor Industries Ltd. - ADR{\/} ...........................   ISRL            22,315   $    476,983         0.2
    CONGLOMERATE
  PT Hanjaya Mandala Sampoerna .............................   INDO           262,000        457,953         0.2
    MULTI-INDUSTRY
  Discount Investment Corp. ................................   ISRL            12,474        339,811         0.1
    MULTI-INDUSTRY
  Quinenco S.A. - ADR-/- {\/} ..............................   CHLE            21,500        314,438         0.1
    CONGLOMERATE
  KEC International Ltd.-/- ................................   IND            160,500        162,280         0.1
    MISCELLANEOUS
                                                                                        ------------
                                                                                          38,865,234
                                                                                        ------------
Services (15.6%)
  Telecomunicacoes Brasileiras S.A. (Telebras): ............   BRZL                --             --         3.0
    TELEPHONE NETWORKS
    ADR{\/} ................................................   --              37,332      3,789,198          --
    Common .................................................   --          38,472,813      3,419,767          --
  Telefonos de Mexico, S.A. de C.V. "L" - ADR{\/} ..........   MEX            122,827      5,312,268         2.2
    TELEPHONE NETWORKS
  Compania Anonima Nacional Telefonos de Venezuela (CANTV) -
   ADR{\/} .................................................   VENZ            85,004      3,718,925         1.5
    TELEPHONE NETWORKS
  Pick'n Pay Stores Ltd.: ..................................   SAFR                --             --         1.4
    RETAILERS-OTHER
    Common .................................................   --           1,646,589      2,481,865          --
    "N" ....................................................   --             719,798        987,665          --
  Cia de Telecomunicaciones de Chile S.A. - ADR{\/} ........   CHLE            84,227      2,337,299         1.0
    TELEPHONE NETWORKS
  Telefonica del Peru S.A. - ADR{\/} .......................   PERU           100,740      1,989,615         0.8
    TELEPHONE NETWORKS
  Cifra, S.A. de C.V.: .....................................   MEX                 --             --         0.6
    RETAILERS-OTHER
    "C" ....................................................   --             593,000      1,029,760          --
    "A" ....................................................   --             275,000        506,527          --
    "B" ....................................................   --              26,656         53,248          --
  Companhia de Saneamento Basico do Estado de Sao Paulo -
   SABESP-/- ...............................................   BRZL         7,509,655      1,362,419         0.6
    BUSINESS & PUBLIC SERVICES
  Telefonica de Argentina S.A. - ADR{\/} ...................   ARG             42,183      1,186,397         0.5
    TELEPHONE NETWORKS
  Telecomunicacoes de Sao Paulo S.A. (TELESP) Preferred ....   BRZL         3,388,663        885,282         0.4
    TELEPHONE NETWORKS
  TelecomAsia Corp. - Foreign-/- ...........................   THAI         1,521,400        681,224         0.3
    TELEPHONE NETWORKS
  Santa Isabel S.A. - ADR{\/} ..............................   CHLE            36,543        676,046         0.3
    RETAILERS-FOOD
  PT Indosat ...............................................   INDO           264,500        598,625         0.3
    TELECOM - OTHER
  Danubius Hotel and Spa Rt.-/- ............................   HGRY            19,037        595,762         0.2
    LEISURE & TOURISM

    The accompanying notes are an integral part of the financial statements.

                        GT GLOBAL EMERGING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                            COUNTRY       SHARES        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   ------------   ------------   -------------
Services (Continued)
  PT Citra Marga Nusaphala Persada .........................   INDO         2,073,000   $    591,873         0.2
    BUSINESS & PUBLIC SERVICES
  Mahanagar Telephone Nigam Ltd. ...........................   IND             84,400        588,062         0.2
    TELECOM - OTHER
  Portugal Telecom S.A. - Registered .......................   PORT            13,630        559,388         0.2
    TELEPHONE NETWORKS
  Sonae Investimentos-Sociedade Gestora de Participacoes
   Sociais S.A. ............................................   PORT            14,423        539,017         0.2
    RETAILERS-OTHER
  Migros Turk T.A.S. .......................................   TRKY           479,400        503,132         0.2
    RETAILERS-FOOD
  Investec-Consultoria Internacional S.A.-/- ...............   PORT            15,692        490,933         0.2
    BROADCASTING & PUBLISHING
  Super Sol Ltd. ...........................................   ISRL           127,545        367,036         0.2
    RETAILERS-FOOD
  Advanced Info. Service - Foreign .........................   THAI            68,300        366,985         0.2
    WIRELESS COMMUNICATIONS
  Indian Hotels Co., Ltd. ..................................   IND                 --             --         0.1
    LEISURE & TOURISM
    GDR-/- {\/} ............................................   --              20,200        348,450          --
    Common .................................................   --               3,000         48,573          --
  Konsortium Perkapalan Bhd. ...............................   MAL            182,000        341,694         0.1
    TRANSPORTATION - SHIPPING
  Pakistan Telecommunications Co., Ltd. - GDR-/- {\/} ......   PAK              3,700        299,700         0.1
    TELEPHONE NETWORKS
  Guangshen Railway Co., Ltd. ..............................   HK             924,000        286,882         0.1
    TRANSPORTATION - ROAD & RAIL
  Vimpel-Communications - ADR-/- {\/} ......................   RUS              8,500        278,375         0.1
    WIRELESS COMMUNICATIONS
  BEC World Public Co., Ltd. - Foreign .....................   THAI            53,000        276,866         0.1
    BROADCASTING & PUBLISHING
  Estabelecimentos Jeronimo Martins & Filho, Sociedade
   Gestora de Participacoes Sociais S.A. ...................   PORT             4,141        270,885         0.1
    RETAILERS-OTHER
  Himachal Futuristic Communications Ltd. ..................   IND            450,000        241,423         0.1
    TELECOM - OTHER
  PT Matahari Putra Prima ..................................   INDO         1,109,000        216,240         0.1
    RETAILERS-APPAREL
                                                                                        ------------
                                                                                          38,227,406
                                                                                        ------------
Materials/Basic Industry (15.5%)
  Kimberly-Clark de Mexico, S.A. de C.V. "A" ...............   MEX          1,012,344      4,461,588         1.8
    PAPER/PACKAGING
  SA Iron & Steel Industrial Corp., Ltd. (ISCOR) ...........   SAFR         6,948,244      3,611,353         1.5
    METALS - STEEL
  Suez Cement Co. - Reg S GDR{c} {\/} ......................   EGPT           169,935      3,526,151         1.5
    CEMENT
  Sappi Ltd. ...............................................   SAFR           427,859      2,713,035         1.1
    FOREST PRODUCTS
  Helwan Portland Cement Co.-/- ............................   EGPT           104,210      2,199,138         0.9
    CEMENT

    The accompanying notes are an integral part of the financial statements.

                        GT GLOBAL EMERGING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                            COUNTRY       SHARES        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   ------------   ------------   -------------
Materials/Basic Industry (Continued)
  Ameriyah Cement Co.-/- ...................................   EGPT            84,386   $  2,134,469         0.9
    CEMENT
  Industrias Penoles S.A. (CP) .............................   MEX            452,187      1,800,625         0.7
    METALS - NON-FERROUS
  Torah Portland Cement Co.-/- .............................   EGPT            60,900      1,665,794         0.7
    CEMENT
  De Beers Centenary AG - Linked Unit ......................   SAFR            68,900      1,644,432         0.7
    MISC. MATERIALS & COMMODITIES
  Apasco S.A. ..............................................   MEX            254,481      1,554,315         0.6
    CEMENT
  North Cairo Flour Mills-/- ...............................   EGPT            30,170      1,313,282         0.5
    MISC. MATERIALS & COMMODITIES
  Helioplis Housing-/- .....................................   EGPT             8,500      1,162,750         0.5
    BUILDING MATERIALS & COMPONENTS
  Pannonplast Rt. ..........................................   HGRY            18,188        999,145         0.4
    MISC. MATERIALS & COMMODITIES
  Pohang Iron & Steel Co., Ltd.: ...........................   KOR                 --             --         0.5
    METALS - STEEL
    ADR{\/} ................................................   --              52,475        852,719          --
    Common .................................................   --               2,580        114,060          --
  Paints & Chemical Industry-/- ............................   EGPT            20,500        687,413         0.3
    CHEMICALS
  Grupo Industrial Minera Mexico "L" .......................   MEX            231,300        686,975         0.3
    METALS - NON-FERROUS
  Cimpor-Cimentos de Portugal, SGPS S.A. ...................   PORT            23,585        597,004         0.2
    CEMENT
  Cosco Pacific Ltd. .......................................   HK             462,000        537,904         0.2
    PAPER/PACKAGING
  Hindalco Industries Ltd. .................................   IND             19,350        505,218         0.2
    METALS - NON-FERROUS
  Siam Cement Co., Ltd. - Foreign ..........................   THAI            57,200        486,627         0.2
    CEMENT
  Israel Chemicals Ltd. ....................................   ISRL           386,976        485,117         0.2
    CHEMICALS
  Maanshan Iron and Steel Co. "H"+X+ .......................   CHNA         2,874,000        457,312         0.2
    METALS - STEEL
  Sociedad Quimica y Minera de Chile S.A. - ADR{\/} ........   CHLE             8,500        440,938         0.2
    CHEMICALS
  PT Aneka Tambang-/- ......................................   INDO           940,000        366,574         0.2
    METALS - NON-FERROUS
  Dhan Fibres Ltd.-/- ......................................   PAK          4,273,000        325,286         0.1
    CHEMICALS
  Turk Sise ve Cam Fabrikalari AS-/- .......................   TRKY         3,564,000        306,035         0.1
    GLASS
  HI Cement Corp. ..........................................   PHIL         3,197,000        291,464         0.1
    CEMENT
  Engro Chemicals Pakistan Ltd. ............................   PAK             85,412        269,787         0.1
    CHEMICALS
  Agros Holding S.A.-/- ....................................   POL             11,876        249,123         0.1
    MISC. MATERIALS & COMMODITIES

    The accompanying notes are an integral part of the financial statements.

                        GT GLOBAL EMERGING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                            COUNTRY       SHARES        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   ------------   ------------   -------------
Materials/Basic Industry (Continued)
  Cahya Mata Sarawak Bhd. ..................................   MAL            229,000   $    222,878         0.1
    BUILDING MATERIALS & COMPONENTS
  Compania de Minas Buenaventura S.A. - ADR{\/} ............   PERU            11,800        211,663         0.1
    METALS - NON-FERROUS
  PT Indah Kiat Pulp & Paper Corp. Tbk .....................   INDO           517,000        198,015         0.1
    PAPER/PACKAGING
  Associated Cement Cos., Ltd. .............................   IND              5,086        163,542         0.1
    CEMENT
  Fauji Fertilizer Co., Ltd. ...............................   PAK             71,900        160,119         0.1
    MISC. MATERIALS & COMMODITIES
  Dewan Salman Fibre Ltd.-/- ...............................   PAK                  4              3          --
    CHEMICALS
                                                                                        ------------
                                                                                          37,401,853
                                                                                        ------------
Finance (15.1%)
  State Bank of India Ltd. .................................   IND            646,650      4,679,037         1.9
    BANKS-REGIONAL
  Uniao Bancos Brasileiras "A" Preferred ...................   BRZL       155,867,458      3,956,070         1.6
    BANKS-MONEY CENTER
  ABSA Group Ltd. ..........................................   SAFR           631,687      3,742,844         1.5
    BANKS-REGIONAL
  Egyptian American Bank SAE-/- ............................   EGPT            72,790      2,344,266         1.0
    BANKS-MONEY CENTER
  Administradora de Fondos de Pensiones Provida S.A. -
   ADR{\/} .................................................   CHLE           114,258      1,913,822         0.8
    INVESTMENT MANAGEMENT
  Malayan Banking Bhd. .....................................   MAL            401,800      1,556,990         0.6
    BANKS-MONEY CENTER
  Banco LatinoAmericano de Exportaciones S.A. (Bladex)
   "E"{\/} .................................................   PAN             36,337      1,444,396         0.6
    OTHER FINANCIAL
  Global Menkul Degerler AS-/- .............................   TRKY        60,574,257      1,403,558         0.6
    SECURITIES BROKER
  Banco de A. Edwards - ADR{\/} ............................   CHLE            74,184      1,288,947         0.5
    BANKS-MONEY CENTER
  Credicorp Ltd. - ADR{\/} .................................   PERU            67,200      1,205,400         0.5
    BANKS-MONEY CENTER
  Aksigorta A.S. ...........................................   TRKY        14,655,000      1,138,555         0.5
    INSURANCE - MULTI-LINE
  Commercial International Bank ............................   EGPT                --             --         0.4
    BANKS-MONEY CENTER
    144A GDR{.} {\/} .......................................   --              37,000        804,750          --
    Common .................................................   --              14,000        323,853          --
  Liberty Life Association of Africa Ltd. ..................   SAFR            36,900        920,582         0.4
    INSURANCE-LIFE
  Banco Frances del Rio de la Plata S.A. - ADR{\/} .........   ARG             34,978        861,333         0.4
    BANKS-MONEY CENTER
  Turkiye Is Bankasi (Isbank) "C" ..........................   TRKY         8,527,300        825,208         0.3
    BANKS-MONEY CENTER
  Kookmin Bank - GDR-/- {\/} ...............................   KOR            100,650        644,160         0.3
    BANKS-MONEY CENTER
  BPI-SGPS S.A. ............................................   PORT            27,269        613,475         0.3
    BANKS-MONEY CENTER

    The accompanying notes are an integral part of the financial statements.

                        GT GLOBAL EMERGING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                            COUNTRY       SHARES        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   ------------   ------------   -------------
Finance (Continued)
  Thai Farmers Bank Public Co., Ltd. - Foreign .............   THAI           205,700   $    562,861         0.2
    BANKS-REGIONAL
  SM Prime Holdings, Inc. ..................................   PHIL         2,860,800        505,326         0.2
    REAL ESTATE
  Yapi ve Kredi Bankasi AS .................................   TRKY        16,419,347        501,299         0.2
    BANKS-REGIONAL
  C.G. Smith Ltd. ..........................................   SAFR           109,100        476,320         0.2
    INVESTMENT MANAGEMENT
  Nedcor Ltd. ..............................................   SAFR            22,000        461,954         0.2
    BANKS-REGIONAL
  Bank Hapoalim Ltd. .......................................   ISRL           191,250        452,638         0.2
    BANKS-REGIONAL
  Metroplex Bhd. ...........................................   MAL          1,242,000        432,779         0.2
    REAL ESTATE
  JSC Kazkommertsbank Co. - GDR-/- {\/} ....................   KAZ             19,530        410,130         0.2
    BANKS-REGIONAL
  Muslim Commercial Bank Ltd.-/- ...........................   PAK            379,600        388,174         0.2
    BANKS-MONEY CENTER
  Bank Leumi Le - Israel ...................................   ISRL           242,645        372,565         0.2
    BANKS-REGIONAL
  Turkiye Garanti Bankasi AS ...............................   TRKY         6,533,800        338,410         0.1
    BANKS-REGIONAL
  Bank Slaski S.A. .........................................   POL              5,773        336,758         0.1
    BANKS-MONEY CENTER
  Belle Corp.-/- ...........................................   PHIL         3,542,000        322,917         0.1
    REAL ESTATE
  Ayala Land, Inc. "B" .....................................   PHIL           670,000        262,464         0.1
    REAL ESTATE
  Banco Santander Chile - ADR{\/} ..........................   CHLE            18,800        244,400         0.1
    BANKS-REGIONAL
  Land and House Public Co., Ltd. - Foreign ................   THAI           273,000        237,687         0.1
    REAL ESTATE
  Malaysian Assurance Alliance Bhd. ........................   MAL             79,100        142,565         0.1
    INSURANCE - MULTI-LINE
  Bangkok Bank Public Co., Ltd. - Foreign ..................   THAI            39,600        137,910         0.1
    BANKS-MONEY CENTER
  C & P Homes, Inc. ........................................   PHIL         1,487,000        112,266         0.1
    REAL ESTATE
  HDFC Bank Ltd. ...........................................   IND                500          1,118          --
    BANKS-MONEY CENTER
  Housing Development Finance Corp.-/- .....................   IND                  5            422          --
    OTHER FINANCIAL
                                                                                        ------------
                                                                                          36,368,209
                                                                                        ------------
Consumer Non-Durables (9.0%)
  South African Breweries Ltd. .............................   SAFR           158,112      4,207,554         1.7
    BEVERAGES - ALCOHOLIC
  Fomento Economico Mexicano, S.A. de C.V. "B" .............   MEX            530,710      3,749,927         1.5
    BEVERAGES - ALCOHOLIC

    The accompanying notes are an integral part of the financial statements.

                        GT GLOBAL EMERGING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                            COUNTRY       SHARES        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   ------------   ------------   -------------
Consumer Non-Durables (Continued)
  Gruma S.A. "B"-/- ........................................   MEX            678,283   $  2,664,393         1.1
    FOOD
  Eastern Tobacco Co.-/- ...................................   EGPT            99,245      2,488,422         1.0
    TOBACCO
  Companhia Cervejaria Brahma Preferred ....................   BRZL         3,909,129      2,446,752         1.0
    BEVERAGES - ALCOHOLIC
  C.G. Smith Foods Ltd. ....................................   SAFR           123,000      1,764,449         0.7
    FOOD
  A-Ahram Beverages Co. S.A.E. - 144A GDR{.} -/- {\/} ......   EGPT            48,235      1,326,463         0.5
    BEVERAGES - ALCOHOLIC
  Embotelladora Andina S.A. "B" - ADR{\/} ..................   CHLE            51,047      1,046,464         0.4
    BEVERAGES - NON-ALCOHOLIC
  San Miguel Corp. "B" .....................................   PHIL           877,800        987,838         0.4
    BEVERAGES - ALCOHOLIC
  Compania Cervecerias Unidas S.A. ADR{\/} .................   CHLE            30,046        732,371         0.3
    BEVERAGES - ALCOHOLIC
  Graboplast Rt. (Australian Certificates) .................   HGRY            10,319        556,323         0.2
    OTHER CONSUMER GOODS
  Kuala Lumpur Kepong Bhd. .................................   MAL            108,000        259,537         0.1
    OTHER CONSUMER GOODS
  Zaklady Piwowarskie w Zywcu S.A. (Zywiec) ................   POL              3,416        255,218         0.1
    BEVERAGES - ALCOHOLIC
  La Tondena Distillers, Inc. ..............................   PHIL           149,400         91,513          --
    BEVERAGES - ALCOHOLIC
                                                                                        ------------
                                                                                          22,577,224
                                                                                        ------------
Technology (3.7%)
  Asustek Computer Inc. - Reg. S GDR-/- {c} {\/} ...........   TWN            695,564      8,503,270         3.5
    COMPUTERS & PERIPHERALS
  Clal Electronics Industries Ltd. .........................   ISRL             2,159        312,828         0.1
    SEMICONDUCTORS
  LG Information & Communication ...........................   KOR              1,956        112,470         0.1
    TELECOM TECHNOLOGY
                                                                                        ------------
                                                                                           8,928,568
                                                                                        ------------
Capital Goods (2.5%)
  New World Infrastructure Ltd.-/- .........................   HK             929,000      1,838,771         0.8
    CONSTRUCTION
  Cheung Kong Infrastructure Holdings ......................   HK             586,000      1,516,171         0.6
    CONSTRUCTION
  United Engineers Ltd. ....................................   MAL            318,000        754,641         0.3
    CONSTRUCTION
  Irkutskenergo - ADR-/- {\/} ..............................   RUS             48,200        650,700         0.3
    ELECTRICAL PLANT/EQUIPMENT
  Daewoo Heavy Industries ..................................   KOR             86,000        501,667         0.2
    INDUSTRIAL COMPONENTS
  Elektrim Spolka Akcyjna S.A. .............................   POL             45,830        431,961         0.2
    ELECTRICAL PLANT/EQUIPMENT
  ECI Telecommunications Ltd.{\/} ..........................   ISRL             9,100        251,388         0.1
    TELECOM EQUIPMENT

    The accompanying notes are an integral part of the financial statements.

                        GT GLOBAL EMERGING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                            COUNTRY       SHARES        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   ------------   ------------   -------------
Capital Goods (Continued)
  Sungmi Telecom Electronics Co. ...........................   KOR                189   $      9,247          --
    TELECOM EQUIPMENT
  Gujarat Telephone Cables-/- ..............................   IND              6,200            853          --
    TELECOM EQUIPMENT
                                                                                        ------------
                                                                                           5,955,399
                                                                                        ------------
Consumer Durables (2.3%)
  Bajaj Auto Ltd. - GDR{\/} ................................   IND             81,000      1,441,800         0.6
    AUTO PARTS
  Arcelik AS ...............................................   TRKY         9,393,800      1,049,901         0.4
    APPLIANCES & HOUSEHOLD DURABLES
  Qingling Motors Co., Ltd.+X+ .............................   CHNA         1,475,000        963,616         0.4
    AUTOMOBILES
  Tata Engineering and Locomotive Co., Ltd. ................   IND            107,410        941,208         0.4
    AUTOMOBILES
  Samsung Electronics Co.: .................................   KOR                 --             --         0.3
    CONSUMER ELECTRONICS
    Common .................................................   --              14,801        586,279          --
    144A GDR{.} -/- {\/} ...................................   --               8,200        166,050          --
  PT Astra International, Inc. .............................   INDO           592,000        441,114         0.2
    AUTOMOBILES
                                                                                        ------------
                                                                                           5,589,968
                                                                                        ------------
Health Care (1.8%)
  Ranbaxy Laboratories Ltd. ................................   IND             75,000      1,460,918         0.6
    MEDICAL TECHNOLOGY & SUPPLIES
  Richter Gedeon Rt. - Reg S GDR{c} {\/} ...................   HGRY            14,046      1,306,278         0.5
    PHARMACEUTICALS
  Teva Pharmaceutical Industries Ltd. ......................   ISRL            16,640        774,717         0.3
    PHARMACEUTICALS
  Egypt International Pharmaceutical Industries Co.
   (EIPICO) ................................................   EGPT            10,000        723,529         0.3
    PHARMACEUTICALS
  PT Kalbe Farma ...........................................   INDO           524,000        321,114         0.1
    PHARMACEUTICALS
  Core Healthcare ..........................................   IND                 50             20          --
    PHARMACEUTICALS
                                                                                        ------------
                                                                                           4,586,576
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $277,841,143) ...............                             243,493,543       100.2
                                                                                        ------------       -----

                                                                            NO. OF         VALUE         % OF NET
RIGHTS                                                        COUNTRY       RIGHTS        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   ------------   ------------   -------------
  PT Matahari Putra Prima Rights, expire 12/3/97 ...........   INDO                --        123,565         0.1
    RETAILERS-APPAREL
  Telecomunicacoes de Sao Paulo S.A. (TELESP) Rights, expire
   11/12/97 ................................................   BRZL                --            224          --
    TELEPHONE NETWORKS
                                                                                        ------------       -----

TOTAL RIGHTS (cost $0) .....................................                                 123,789         0.1
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                        GT GLOBAL EMERGING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                            NO. OF         VALUE         % OF NET
WARRANTS                                                      COUNTRY      WARRANTS       (NOTE 1)        ASSETS
------------------------------------------------------------  --------   ------------   ------------   -------------
  Belle Corp. Warrants, expire 2002 (cost $0) ..............   PHIL           708,400   $        131          --
    OIL
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $277,841,143)  * ...................                             243,617,463       100.3
Other Assets and Liabilities ...............................                                (716,414)       (0.3)
                                                                                        ------------       -----

NET ASSETS .................................................                            $242,901,049       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        +X+  Denominated in Hong Kong Dollars.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {c}  Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
          *  For Federal income tax purposes, cost is $279,135,649 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  17,948,897
                 Unrealized depreciation:           (53,467,083)
                                                  -------------
                 Net unrealized depreciation:     $ (35,518,186)
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depository Receipt
    GDR--Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                        GT GLOBAL EMERGING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at October 31, 1997, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME,
                                                   RIGHTS &      SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Argentina (ARG/ARS) ..................    1.8                                   1.8
Brazil (BRZL/BRL) ....................   12.3                                  12.3
Chile (CHLE/CLP) .....................    6.4                                   6.4
China (CHNA/RMB) .....................    0.6                                   0.6
Egypt (EGPT/EGP) .....................    9.0                                   9.0
Hong Kong (HK/HKD) ...................    3.0                                   3.0
Hungary (HGRY/HUF) ...................    1.6                                   1.6
India (IND/INR) ......................    5.4                                   5.4
Indonesia (INDO/IDR) .................    3.7         0.1                       3.8
Ireland (IRE/IEP) ....................    0.6                                   0.6
Israel (ISRL/ILS) ....................    1.6                                   1.6
Kazakhstan (KAZ/KTS) .................    0.2                                   0.2
Korea (KOR/KRW) ......................    1.6                                   1.6
Malaysia (MAL/MYR) ...................    2.3                                   2.3
Mexico (MEX/MXN) .....................   10.7                                  10.7
Pakistan (PAK/PKR) ...................    1.2                                   1.2
Panama (PAN/PND) .....................    0.6                                   0.6
Peru (PERU/PES) ......................    1.4                                   1.4
Philippines (PHIL/PHP) ...............    1.3                                   1.3
Poland (POL/PLZ) .....................    0.5                                   0.5
Portugal (PORT/PTE) ..................    1.2                                   1.2
Romania (ROM/ROL) ....................    0.3                                   0.3
Russia (RUS/SUR) .....................    4.0                                   4.0
South Africa (SAFR/ZAR) ..............   15.4                                  15.4
Sri Lanka (SLNKA/LKR) ................    0.4                                   0.4
Taiwan (TWN/TWD) .....................    3.5                                   3.5
Thailand (THAI/THB) ..................    1.8                                   1.8
Turkey (TRKY/TRL) ....................    2.7                                   2.7
United Kingdom (UK/GBP) ..............    0.9                                   0.9
United States (US/USD) ...............                              (0.3)      (0.3)
Venezuela (VENZ/VEB) .................    2.9                                   2.9
Zimbabwe (ZBBW/ZWD) ..................    1.3                                   1.3
                                        ------      -----          -----      -----
Total  ...............................  100.2         0.1           (0.3)     100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $242,901,049.

    The accompanying notes are an integral part of the financial statements.

                        GT GLOBAL EMERGING MARKETS FUND

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                October 31, 1997

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $277,841,143) (Note 1)..........................  $243,617,463
  U.S. currency.................................................................  $  136,655
  Foreign currencies (cost $10,678,505).........................................  10,060,667   10,197,322
                                                                                  ----------
  Receivable for securities sold............................................................    7,396,760
  Receivable for Fund shares sold...........................................................    1,950,008
  Dividends receivable......................................................................      337,748
                                                                                              -----------
    Total assets............................................................................  263,499,301
                                                                                              -----------
Liabilities:
  Payable for securities purchased..........................................................   12,193,150
  Payable for loan outstanding (Note 1).....................................................    6,184,000
  Payable for Fund shares repurchased.......................................................    1,396,848
  Payable for investment management and administration fees (Note 2)........................      246,040
  Payable for service and distribution expenses (Note 2)....................................      199,887
  Payable for printing and postage expenses.................................................      140,103
  Payable for transfer agent fees (Note 2)..................................................      104,492
  Payable for custodian fees (Note 1).......................................................       43,774
  Payable for professional fees.............................................................       42,768
  Payable for registration and filing fees..................................................       23,221
  Payable for fund accounting fees (Note 2).................................................        6,498
  Payable for Directors' fees and expenses (Note 2).........................................        4,348
  Other accrued expenses....................................................................       13,123
                                                                                              -----------
    Total liabilities.......................................................................   20,598,252
                                                                                              -----------
Net assets..................................................................................  $242,901,049
                                                                                              -----------
                                                                                              -----------
Class A:
Net asset value and redemption price per share ($113,318,585 DIVIDED BY 9,291,855 shares
 outstanding)...............................................................................  $     12.20
                                                                                              -----------
                                                                                              -----------
Maximum offering price per share (100/95.25 of $12.20) *....................................  $     12.81
                                                                                              -----------
                                                                                              -----------
Class B:+
Net asset value and offering price per share ($127,658,086 DIVIDED BY 10,694,937 shares
 outstanding)...............................................................................  $     11.94
                                                                                              -----------
                                                                                              -----------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($1,924,378
 DIVIDED BY 156,831 shares outstanding).....................................................  $     12.27
                                                                                              -----------
                                                                                              -----------
Net assets consist of:
  Paid in capital (Note 4)..................................................................  $289,238,339
  Accumulated net realized loss on investments and foreign currency transactions............  (11,492,948)
  Net unrealized depreciation on translation of assets and liabilities in foreign
   currencies...............................................................................     (620,662)
  Net unrealized depreciation of investments................................................  (34,223,680)
                                                                                              -----------
Total -- representing net assets applicable to capital shares outstanding...................  $242,901,049
                                                                                              -----------
                                                                                              -----------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                        GT GLOBAL EMERGING MARKETS FUND

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1997

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $260,697)..............................  $ 7,205,935
  Interest income...........................................................................    1,168,490
                                                                                              -----------
    Total investment income.................................................................    8,374,425
                                                                                              -----------
Expenses:
  Investment management and administration fees (Note 2)....................................    3,907,922
  Service and distribution expenses: (Note 2)
    Class A....................................................................  $   977,082
    Class B....................................................................    2,022,092    2,999,174
                                                                                 -----------
  Transfer agent fees (Note 2)..............................................................    1,516,844
  Custodian fees (Note 1)...................................................................      349,533
  Printing and postage expenses.............................................................      237,674
  Registration and filing fees..............................................................      113,378
  Fund accounting fees (Note 2).............................................................      103,144
  Audit fees................................................................................       72,348
  Legal fees................................................................................       35,687
  Amortization of organization costs (Note 1)...............................................       16,342
  Directors' fees and expenses (Note 2).....................................................       13,636
  Other expenses (Note 1)...................................................................      385,661
                                                                                              -----------
    Total expenses before reductions........................................................    9,751,343
                                                                                              -----------
      Expense reductions (Notes 1 & 5)......................................................     (326,286)
                                                                                              -----------
    Total net expenses......................................................................    9,425,057
                                                                                              -----------
Net investment loss.........................................................................   (1,050,632)
                                                                                              -----------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized gain on investments.............................................   29,128,765
  Net realized loss on foreign currency transactions...........................   (3,014,870)
                                                                                 -----------
    Net realized gain during the year.......................................................   26,113,895
  Net change in unrealized depreciation on translation of assets and
   liabilities in foreign currencies...........................................     (282,179)
  Net change in unrealized depreciation of investments.........................  (52,070,476)
                                                                                 -----------
    Net unrealized depreciation during the year.............................................  (52,352,655)
                                                                                              -----------
Net realized and unrealized loss on investments and foreign currencies......................  (26,238,760)
                                                                                              -----------
Net decrease in net assets resulting from operations........................................  $(27,289,392)
                                                                                              -----------
                                                                                              -----------

    The accompanying notes are an integral part of the financial statements.

                        GT GLOBAL EMERGING MARKETS FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                               YEAR ENDED      YEAR ENDED
                                                                              OCTOBER 31,     OCTOBER 31,
                                                                                  1997            1996
                                                                             --------------  --------------
Decrease in net assets
Operations:
  Net investment income (loss).............................................  $   (1,050,632) $    2,628,437
  Net realized gain (loss) on investments and foreign currency
   transactions............................................................      26,113,895      (5,528,958)
  Net change in unrealized appreciation (depreciation) on translation of
   assets and liabilities in foreign currencies............................        (282,179)         31,246
  Net change in unrealized appreciation (depreciation) of investments......     (52,070,476)     22,530,391
                                                                             --------------  --------------
    Net increase (decrease) in net assets resulting from operations........     (27,289,392)     19,661,116
                                                                             --------------  --------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income...............................................         (37,319)             --
  In excess of net investment income.......................................        (104,807)             --
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income...............................................          (4,161)             --
  In excess of net investment income.......................................         (11,686)             --
                                                                             --------------  --------------
    Total distributions....................................................        (157,973)             --
                                                                             --------------  --------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested.........................   1,140,272,411   1,443,673,824
  Decrease from capital shares repurchased.................................  (1,314,030,266) (1,499,221,358)
                                                                             --------------  --------------
    Net decrease from capital share transactions...........................    (173,757,855)    (55,547,534)
                                                                             --------------  --------------
Total decrease in net assets...............................................    (201,205,220)    (35,886,418)
Net assets:
  Beginning of year........................................................     444,106,269     479,992,687
                                                                             --------------  --------------
  End of year *............................................................  $  242,901,049  $  444,106,269
                                                                             --------------  --------------
                                                                             --------------  --------------
  * Includes undistributed net investment income of........................  $           --  $       41,480
                                                                             --------------  --------------
                                                                             --------------  --------------

    The accompanying notes are an integral part of the financial statements.

                        GT GLOBAL EMERGING MARKETS FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A+
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1997 (d)    1996 (d)    1995 (d)      1994        1993
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   14.26   $   13.85   $   18.81   $   14.42   $   11.10
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........         --        0.11        0.13       (0.02)       0.02*
  Net realized and unrealized gain
   (loss) on investments................      (2.05)       0.30       (4.32)       4.68        3.38
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............      (2.05)       0.41       (4.19)       4.66        3.40
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............         --          --          --       (0.01)      (0.08)
  From net realized gain on
   investments..........................         --          --       (0.77)      (0.26)         --
  In excess of net investment income....      (0.01)         --          --          --          --
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (0.01)         --       (0.77)      (0.27)      (0.08)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   12.20   $   14.26   $   13.85   $   18.81   $   14.42
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............     (14.45)%      2.96%     (23.04)%     32.58%      30.90%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 113,319   $ 224,964   $ 252,457   $ 417,322   $ 187,808
Ratio of net investment income (loss) to
 average net assets.....................      (0.01)%      0.76%       0.89%      (0.11)%       0.1%*
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................       2.10%       1.96%       2.12%       2.06%        2.4%*
  Without expense reductions............       2.18%       2.08%       2.14%        N/A         N/A
Portfolio turnover rate++++.............        150%        104%        114%        100%         99%
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0015   $  0.0040         N/A         N/A         N/A

----------------

  + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.02 for the year ended October 31, 1993. Without such reimbursements, the expense ratios would have been 2.61% and the ratio of net investment income to average net assets would have been 0.36% (See Note 2).
 * * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.02. Without such reimbursements, the expense ratio would have been 3.63% and the ratio of net investment income to average net assets would have been (0.76%) (see Note 2).
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                        GT GLOBAL EMERGING MARKETS FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                   CLASS B++
                                          -----------------------------------------------------------
                                                                                           APRIL 1,
                                                                                             1993
                                                      YEAR ENDED OCTOBER 31,                  TO
                                          ----------------------------------------------  OCTOBER 31,
                                           1997 (d)    1996 (d)    1995 (d)      1994        1993
                                          ----------  ----------  ----------  ----------  -----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   14.02   $   13.68   $   18.68   $   14.39    $   11.47
                                          ----------  ----------  ----------  ----------  -----------
Income from investment operations:
  Net investment income (loss)..........      (0.08)       0.04        0.06       (0.12)        0.00**
  Net realized and unrealized gain
   (loss) on investments................      (2.00)       0.30       (4.29)       4.67         2.92
                                          ----------  ----------  ----------  ----------  -----------
    Net increase (decrease) from
     investment operations..............      (2.08)       0.34       (4.23)       4.55         2.92
                                          ----------  ----------  ----------  ----------  -----------
Distributions to shareholders:
  From net investment income............         --          --          --          --           --
  From net realized gain on
   investments..........................         --          --       (0.77)      (0.26)          --
  In excess of net investment income....         --          --          --          --           --
                                          ----------  ----------  ----------  ----------  -----------
    Total distributions.................         --          --       (0.77)      (0.26)          --
                                          ----------  ----------  ----------  ----------  -----------
Net asset value, end of period..........  $   11.94   $   14.02   $   13.68   $   18.68    $   14.39
                                          ----------  ----------  ----------  ----------  -----------
                                          ----------  ----------  ----------  ----------  -----------

Total investment return (c).............     (14.91)%      2.49%     (23.37)%     31.77%        25.5%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 127,658   $ 216,004   $ 225,861   $ 291,289    $  32,318
Ratio of net investment income (loss) to
 average net assets.....................      (0.51)%      0.26%       0.39%      (0.61)%       (0.4)%**(a)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................       2.60%       2.46%       2.62%       2.56%         2.9%**(a)
  Without expense reductions............       2.68%       2.58%       2.64%        N/A          N/A
Portfolio turnover rate++++.............        150%        104%        114%        100%          99%
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0015   $  0.0040         N/A         N/A          N/A


                                                      ADVISOR CLASS+++
                                          ----------------------------------------
                                             YEAR                    JUNE 1, 1995
                                             ENDED      YEAR ENDED        TO
                                          OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                           1997 (d)      1996 (d)        1995
                                          -----------   -----------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....   $ 14.38       $   13.88     $   14.71
                                          -----------   -----------  -------------
Income from investment operations:
  Net investment income (loss)..........      0.05            0.18          0.08
  Net realized and unrealized gain
   (loss) on investments................     (2.05)           0.32         (0.91)
                                          -----------   -----------  -------------
    Net increase (decrease) from
     investment operations..............     (2.00)           0.50         (0.83)
                                          -----------   -----------  -------------
Distributions to shareholders:
  From net investment income............     (0.03)             --            --
  From net realized gain on
   investments..........................        --              --            --
  In excess of net investment income....     (0.08)             --            --
                                          -----------   -----------  -------------
    Total distributions.................     (0.11)             --            --
                                          -----------   -----------  -------------
Net asset value, end of period..........   $ 12.27       $   14.38     $   13.88
                                          -----------   -----------  -------------
                                          -----------   -----------  -------------
Total investment return (c).............    (14.05)%          3.60%        (5.71)%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $ 1,924       $   3,139     $   1,675
Ratio of net investment income (loss) to
 average net assets.....................      0.49%           1.26%         1.39%(a)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................      1.60%           1.46%         1.62%(a)
  Without expense reductions............      1.68%           1.58%         1.64%(a)
Portfolio turnover rate++++.............       150%            104%          114%
Average commission rate per share paid
 on portfolio transactions++++..........   $0.0015       $  0.0040           N/A

----------------

  + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.02 for the year ended October 31, 1993. Without such reimbursements, the expense ratios would have been 2.61% and the ratio of net investment income to average net assets would have been 0.36% (See Note 2).
 * * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.02. Without such reimbursements, the expense ratio would have been 3.63% and the ratio of net investment income to average net assets would have been (0.76%) (see Note 2).
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                        GT GLOBAL EMERGING MARKETS FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                October 31, 1997

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Emerging Markets Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Company has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued , or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by Chancellor LGT Asset Management, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when GT Capital deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, U.S. government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract

                        GT GLOBAL EMERGING MARKETS FUND

fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forwards Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying securities and, for a put, requires the Fund to set aside cash, U.S. government securities, or other liquid, high grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund would realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund would realize a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At October 31, 1997, stocks with an aggregate value of approximately $17,629,705 were on loan to brokers. The loans were secured by cash collateral of $18,687,600 received by the Fund. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of each loan. For the year ended October 31, 1997, the Fund received fees of $186,729 which were used to reduce the Fund's custodian and administrative expenses.

                        GT GLOBAL EMERGING MARKETS FUND

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $10,198,442, of which $5,776,568 expires in 2003 and $4,421,874 expires in 2004.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its initial registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $150,006. These expenses were being amortized on a straightline basis over a five-year period.

(L) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(M) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(O) LINE OF CREDIT
The Fund, along with certain other funds ("GT Funds") advised or administered by the Manager, has a line of credit with each of BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and the GT Funds to borrow an aggregate maximum amount of $200,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of each Fund's total assets. On October 31, 1997, the Fund had $6,184,000 in loans outstanding.

For the year ended October 31, 1997, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the Fund was $9,375,490 with a weighted average interest rate of 6.37%. Interest expense for the Fund for the year ended October 31, 1997 was $165,714, included in "Other Expenses" on the Statement of Operations.

2. RELATED PARTIES
Chancellor LGT Asset Management, Inc. is the Fund's investment manager and administrator. Fund pays investment management and administration fees to the Manager at the annualized rate of 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly.

GT Global, Inc. ("GT Global"), an affiliate of the Manager, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1997, GT Global retained $39,500 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected CDSCs in the amount of $13,158 for the year ended October 31, 1997. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global, from its own resources, pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1997, GT Global collected CDSCs in the amount of $1,581,636. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT

                        GT GLOBAL EMERGING MARKETS FUND

Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

The Manager and GT Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 2.40% 2.90%, and 1.90% of the average daily net assets of the Fund's Class A, Class B and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

Effective November 1, 1997, the Manager and GT Global have undertaken to limit each Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the annual rate of 2.00%, 2.50% and 1.50% of the average daily net assets of the Fund's Class A, Class B and Advisor Class shares, respectively. This undertaking may be changed or eliminated in the future.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and LGT and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to the Fund's average daily net assets.

The Company pays each of its Directors who is not an employee, officer or director of the Manager, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

3. PURCHASES AND SALES OF SECURITIES
For the period then ended October 31, 1997, purchases and sales of investment securities by the Fund, other than short-term investments, aggregated $551,048,488 and $663,636,335 respectively. There were no purchases or sales of U.S. government obligations by the Fund for the year ended October 31, 1997.

4. CAPITAL SHARES
At October 31, 1997, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of the Fund; 400,000,000 were classified as shares of GT Global Government Income Fund; 200,000,000 were classified as shares of GT Global Developing Markets Fund; 200,000,000 were classified as shares of GT Global Health Care Fund; 200,000,000 were classified as shares of GT Global Strategic Income Fund; 200,000,000 were classified as shares of GT Global Emerging Markets Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of GT Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of GT Global Latin America Growth Fund; 400,000,000 were classified as shares of GT Global Telecommunications Fund; 200,000,000 were classified as shares of GT Global High Income Fund; 200,000,000 were classified as shares of GT Global Financial Services Fund; 200,000,000 were classified as shares of GT Global Natural Resources Fund; 200,000,000 were classified as shares of GT Global Infrastructure Fund; and 200,000,000 were classified as shares of GT Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fifteen series of the Company and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                        GT GLOBAL EMERGING MARKETS FUND

                           CAPITAL SHARE TRANSACTIONS

                                                  YEAR ENDED                  YEAR ENDED
                                               OCTOBER 31, 1997            OCTOBER 31, 1996
                                          --------------------------  --------------------------
CLASS A                                     SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------  -----------  -------------  -----------  -------------
Shares sold.............................   57,294,454  $ 859,844,827   75,574,030  $1,106,260,084
Shares issued in connection with
  reinvestment of distributions.........        8,654        123,333           --             --
                                          -----------  -------------  -----------  -------------
                                           57,303,108    859,968,160   75,574,030  1,106,260,084
Shares repurchased......................  (63,783,507)  (962,241,730) (78,034,654) (1,146,692,253)
                                          -----------  -------------  -----------  -------------
Net decrease............................   (6,480,399) $(102,273,570)  (2,460,624) $ (40,432,169)
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

                                                  YEAR ENDED                  YEAR ENDED
                                               OCTOBER 31, 1997            OCTOBER 31, 1996
                                          --------------------------  --------------------------
CLASS B                                     SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------  -----------  -------------  -----------  -------------
Shares sold.............................   16,394,355  $ 245,887,976   22,439,885  $ 323,192,109
Shares repurchased......................  (21,109,926)  (316,251,415) (23,539,619)  (339,644,019)
                                          -----------  -------------  -----------  -------------
Net decrease............................   (4,715,571) $ (70,363,439)  (1,099,734) $ (16,451,910)
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

                                                  YEAR ENDED                  YEAR ENDED
                                               OCTOBER 31, 1997            OCTOBER 31, 1996
                                          --------------------------  --------------------------
ADVISOR CLASS                               SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------  -----------  -------------  -----------  -------------
Shares sold.............................    2,213,447  $  34,400,471      966,362  $  14,221,631
Shares issued in connection with
  reinvestment of distributions.........        1,106         15,804           --             --
                                          -----------  -------------  -----------  -------------
                                            2,214,553     34,416,275      966,362     14,221,631
Shares repurchased......................   (2,275,943)   (35,537,121)    (868,859)   (12,885,086)
                                          -----------  -------------  -----------  -------------
Net increase (decrease).................      (61,390) $  (1,120,846)      97,503  $   1,336,545
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended October 31, 1997, the Fund's expenses were reduced by $139,557 under these arrangements.

6. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES
Investments of 5% or more of an issuer's outstanding voting securities by the Fund are defined in the Investment Company Act of 1940 as an affiliated company. There were no investments in affiliated companies at October 31, 1997.

Transactions during the period with companies that are or were affiliates are as follows:

                                                                                                                  NET
                                                                                            PURCHASES  SALES    REALIZED  DIVIDEND
                                                                                              COST    PROCEEDS    GAIN     INCOME
                                                                                            --------  --------  --------  --------
Sun Brewing Ltd. - 144A GDR...............................................................        --        --        --        --

                         AIM LATIN AMERICAN GROWTH FUND
                 (FORMERLY GT GLOBAL LATIN AMERICA GROWTH FUND)

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders of AIM Latin American Growth Fund and Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of AIM Latin American Growth Fund (formerly GT Global Latin America Growth Fund), one of the funds organized as a series of A I M Investment Funds, Inc., including the portfolio of investments, as of April 30, 1998, the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended October 31, 1997, and the financial highlights for each of the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of AIM Latin American Growth Fund as of April 30, 1998, the results of operations for the six months then ended, the changes in its net assets for the six months then ended and for the year ended October 31, 1997, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



                                                    COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
JUNE 17, 1998

                         AIM LATIN AMERICAN GROWTH FUND
                 (FORMERLY GT GLOBAL LATIN AMERICA GROWTH FUND)

                            PORTFOLIO OF INVESTMENTS

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (29.0%)
  Telecomunicacoes Brasileiras S.A. (Telebras): .............   BRZL               --             --         8.5
    TELEPHONE NETWORKS
    ADR{\/} .................................................   --            104,140   $ 12,685,554          --
    Common ..................................................   --         82,307,027      8,169,521          --
  Nortel Inversora S.A. - ADR{\/} ...........................   ARG           170,200      5,063,450         2.1
    TELEPHONE NETWORKS
  Telecomunicacoes de Sao Paulo S.A. (TELESP): ..............   BRZL               --             --         2.0
    TELEPHONE NETWORKS
    Preferred ...............................................   --          7,873,727      2,678,513          --
    Common-/- ...............................................   --          8,857,100      2,312,063          --
  Companhia de Saneamento Basico do Estado de Sao Paulo -
   SABESP ...................................................   BRZL       21,222,622      4,825,432         2.0
    BUSINESS & PUBLIC SERVICES
  Cifra, S.A. de C.V.: ......................................   MEX                --             --         2.0
    RETAILERS-OTHER
    "C" .....................................................   --          1,894,600      3,225,517          --
    "V" .....................................................   --            505,530        889,303          --
    "V" - ADR{\/} ...........................................   --             37,489        656,058          --
  Telefonos de Mexico, S.A. de C.V. "L" - ADR{\/} ...........   MEX            82,800      4,688,550         1.9
    TELEPHONE NETWORKS
  Grupo Televisa, S.A. de C.V. - GDR-/- {\/} ................   MEX           110,900      4,546,900         1.9
    BROADCASTING & PUBLISHING
  Telefonica del Peru S.A. - ADR{\/} ........................   PERU          195,700      4,329,863         1.8
    TELEPHONE NETWORKS
  Controladora Comercial Mexicana, S.A. de C.V.: ............   MEX                --             --         1.5
    RETAILERS-FOOD
    UBC[.] ..................................................   --          2,682,000      3,324,793          --
    GDR{\/} .................................................   --             13,900        342,288          --
  Telefonica de Argentina S.A. - ADR{\/} ....................   ARG            90,900      3,505,331         1.4
    TELEPHONE NETWORKS
  Telecomunicacoes do Rio de Janeiro S.A. (TELERJ)
   Preferred ................................................   BRZL       21,618,581      3,403,012         1.4
    TELEPHONE NETWORKS
  Cia de Telecomunicaciones de Chile S.A. - ADR{\/} .........   CHLE          119,700      2,999,981         1.2
    TELEPHONE NETWORKS
  Carso Global Telecom "A1" .................................   MEX           477,700      1,832,969         0.7
    TELEPHONE NETWORKS
  Santa Isabel S.A. - ADR{\/} ...............................   CHLE           36,684        605,286         0.2
    RETAILERS-FOOD
  El Puerto de Liverpool, S.A. de C.V. ......................   MEX           283,200        417,946         0.2
    RETAILERS-OTHER
  Supermercados Unimarc S.A. - ADR (Chile)-/- {\/} ..........   CHLE           33,000        356,813         0.1
    RETAILERS-FOOD
  Cintra S.A. ...............................................   MEX           165,800        160,515         0.1
    TRANSPORTATION - AIRLINES
                                                                                        ------------
                                                                                          71,019,658
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                         AIM LATIN AMERICAN GROWTH FUND
                 (FORMERLY GT GLOBAL LATIN AMERICA GROWTH FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy (23.7%)
  Centrais Eletricas Brasileiras S.A. (Eletrobras): .........   BRZL               --             --         4.2
    ELECTRICAL & GAS UTILITIES
    "B" Preferred ...........................................   --        122,369,830   $  5,458,754          --
    Common-/- ...............................................   --        119,990,000      4,931,815          --
  Petroleo Brasileiro S.A. (Petrobras) Preferred ............   BRZL       38,899,000      9,865,072         4.0
    OIL
  Companhia Energetica de Minas Gerais (CEMIG) - ADR{\/} ....   BRZL          112,200      5,441,700         2.2
    ELECTRICAL & GAS UTILITIES
  Light - Servicos de Electricidade S.A. ....................   BRZL       11,949,000      4,806,769         2.0
    ELECTRICAL & GAS UTILITIES
  Enersis S.A. - ADR{\/} ....................................   CHLE          146,900      4,324,369         1.8
    ELECTRICAL & GAS UTILITIES
  YPF S.A. - ADR{\/} ........................................   ARG           119,500      4,167,563         1.7
    ENERGY SOURCES
  Empresa Nacional de Electricidad S.A. - ADR{\/} ...........   CHLE          223,400      3,895,538         1.6
    ELECTRICAL & GAS UTILITIES
  Harken Energy Corp.-/- ....................................   US            568,300      3,658,431         1.5
    OIL
  Gener S.A. - ADR{\/} ......................................   CHLE          121,819      2,725,700         1.1
    ELECTRICAL & GAS UTILITIES
  Companhia Brasileira de Petroleo Ipiranga S.A.
   Preferred ................................................   BRZL      173,785,000      2,264,448         0.9
    OIL
  Light - Participacoes S.A. ................................   BRZL        8,815,400      2,158,559         0.9
    ELECTRICAL & GAS UTILITIES
  C.A. La Electricidad de Caracas ...........................   VENZ        3,289,577      2,021,991         0.8
    ELECTRICAL & GAS UTILITIES
  Perez Companc S.A. "B" ....................................   ARG           198,696      1,194,282         0.5
    OIL
  Companhia Paulista de Forca e Luz .........................   BRZL               --             --         0.3
    ELECTRICAL & GAS UTILITIES
    Common ..................................................   --          5,030,000        695,007          --
    Preferred ...............................................   --             13,535          1,587          --
  Companhia Paranaense de Energia - Copel ...................   BRZL       45,050,000        520,035         0.2
    ELECTRICAL & GAS UTILITIES
                                                                                        ------------
                                                                                          58,131,620
                                                                                        ------------
Finance (13.0%)
  Uniao de Bancos Brasileiros S.A. (Unibanco) Units{=} ......   BRZL       83,494,700      6,426,208         2.6
    BANKS-MONEY CENTER
  Banco Frances del Rio de la Plata S.A. - ADR{\/} ..........   ARG           108,700      3,159,094         1.3
    BANKS-MONEY CENTER
  Banco Rio de La Plata S.A. - ADR-/- {\/} ..................   ARG           213,300      2,932,875         1.2
    BANKS-MONEY CENTER
  Banco LatinoAmericano de Exportaciones S.A. (Bladex)
   "E"{\/} ..................................................   PAN            76,135      2,721,826         1.1
    OTHER FINANCIAL
  Grupo Financiero Banorte, S.A. de C.V. "B"-/- .............   MEX         1,640,271      2,711,192         1.1
    BANKS-MONEY CENTER
  Administradora de Fondos de Pensiones Provida S.A. -
   ADR{\/} ..................................................   CHLE          149,900      2,679,463         1.1
    INVESTMENT MANAGEMENT

    The accompanying notes are an integral part of the financial statements.

                         AIM LATIN AMERICAN GROWTH FUND
                 (FORMERLY GT GLOBAL LATIN AMERICA GROWTH FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (Continued)
  Banco BHIF - ADR{\/} ......................................   CHLE          195,500   $  2,431,531         1.0
    BANKS-MONEY CENTER
  Credicorp Ltd. - ADR{\/} ..................................   PERU          124,782      2,090,099         0.9
    BANKS-MONEY CENTER
  Banco de A. Edwards - ADR{\/} .............................   CHLE          125,100      2,009,419         0.8
    BANKS-MONEY CENTER
  Grupo Financiero Banamex Accival, S.A. de C.V. "B"-/- .....   MEX           479,900      1,501,458         0.6
    BANKS-MONEY CENTER
  Inversiones y Representaciones S.A. (IRSA) - GDR{\/} ......   ARG            36,000      1,399,500         0.6
    REAL ESTATE
  Banco de Galicia y Buenos Aires, S.A. de C.V. - ADR{\/} ...   ARG            42,100      1,031,450         0.4
    BANKS-MONEY CENTER
  Banco Wiese - ADR{\/} .....................................   PERU          131,400        706,275         0.3
    BANKS-MONEY CENTER
                                                                                        ------------
                                                                                          31,800,390
                                                                                        ------------
Materials/Basic Industry (12.8%)
  Kimberly-Clark de Mexico, S.A. de C.V. "A" ................   MEX         1,895,100      9,318,880         3.8
    PAPER/PACKAGING
  Apasco, S.A. de C.V. ......................................   MEX           717,000      4,875,939         2.0
    CEMENT
  Companhia Vale do Rio Doce Preferred ......................   BRZL          193,403      4,566,577         1.9
    METALS - STEEL
  Sociedad Quimica y Minera de Chile S.A. - ADR{\/} .........   CHLE           95,100      4,130,906         1.7
    CHEMICALS
  Industrias Penoles S.A. (CP) ..............................   MEX           634,600      2,622,309         1.1
    METALS - NON-FERROUS
  Grupo Mexico S.A. "L" .....................................   MEX           412,324      1,314,374         0.5
    METALS - NON-FERROUS
  Siderca S.A. "A" ..........................................   ARG           543,400      1,309,725         0.5
    METALS - STEEL
  Grupo Cementos de Chihuahua, S.A. de C.V. "B" .............   MEX         1,026,500      1,095,580         0.4
    CEMENT
  Corcemar S.A. .............................................   ARG           158,000        948,095         0.4
    CEMENT
  Corporacion Venezolana de Cementos, S.A.C.A.: .............   VENZ               --             --         0.3
    CEMENT
    "A" .....................................................   --            347,758        454,148          --
    "B" .....................................................   --            161,928        211,769          --
  Compania de Minas Buenaventura S.A. - ADR{\/} .............   PERU           36,000        558,000         0.2
    METALS - NON-FERROUS
                                                                                        ------------
                                                                                          31,406,302
                                                                                        ------------
Multi-Industry/Miscellaneous (8.1%)
  Grupo Carso, S.A. de C.V. "A1" ............................   MEX           871,100      5,491,941         2.2
    MULTI-INDUSTRY
  Alfa, S.A. de C.V. "A" ....................................   MEX           830,100      4,537,619         1.9
    CONGLOMERATE

    The accompanying notes are an integral part of the financial statements.

                         AIM LATIN AMERICAN GROWTH FUND
                 (FORMERLY GT GLOBAL LATIN AMERICA GROWTH FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Multi-Industry/Miscellaneous (Continued)
  Itausa Investimentos Itau S.A. Preferred ..................   BRZL        3,833,289   $  3,251,675         1.3
    MULTI-INDUSTRY
  Desc, S.A. de C.V. - ADR{\/} ..............................   MEX            93,800      2,702,613         1.1
    CONGLOMERATE
  Sanluis Corporacion, S.A. de C.V. .........................   MEX           455,500      2,420,012         1.0
    CONGLOMERATE
  Empresas La Moderna, S.A. de C.V. "A"-/- ..................   MEX           287,000      1,438,388         0.6
    MULTI-INDUSTRY
                                                                                        ------------
                                                                                          19,842,248
                                                                                        ------------
Consumer Non-Durables (6.9%)
  Fomento Economico Mexicano, S.A. de C.V. "B" ..............   MEX           976,750      7,242,019         3.0
    BEVERAGES - ALCOHOLIC
  Compania Cervecerias Unidas S.A. - ADR{\/} ................   CHLE          128,300      3,544,288         1.4
    BEVERAGES - ALCOHOLIC
  Companhia Cervejaria Brahma Preferred .....................   BRZL        3,006,000      1,958,435         0.8
    BEVERAGES - ALCOHOLIC
  Grupo Industrial Maseca, S.A. de C.V. "B" .................   MEX         2,653,900      1,917,576         0.8
    FOOD
  Pepsi-Gemex S.A. - GDR-/- {\/} ............................   MEX           122,800      1,665,475         0.7
    BEVERAGES - NON-ALCOHOLIC
  Embotelladora Andina S.A. - ADR{\/} .......................   CHLE           15,000        338,438         0.1
    BEVERAGES - NON-ALCOHOLIC
  Sudamtex de Venezuela "B" - ADR{\/} .......................   VENZ           32,592        138,516         0.1
    TEXTILES & APPAREL
  Mavesa S.A. - ADR{\/} .....................................   VENZ           24,090         96,360          --
    FOOD
  Cerveceria Backus & Johnston S.A. "T" .....................   PERU           75,905         59,133          --
    BEVERAGES - ALCOHOLIC
                                                                                        ------------
                                                                                          16,960,240
                                                                                        ------------
Capital Goods (1.3%)
  Corporacion GEO, S.A. de C.V. "B"-/- ......................   MEX           271,000      1,874,923         0.8
    CONSTRUCTION
  ARA, S.A. de C.V.-/- ......................................   MEX           230,000      1,148,642         0.5
    CONSTRUCTION
                                                                                        ------------
                                                                                           3,023,565
                                                                                        ------------
Consumer Durables (0.5%)
  Brasmotor S.A. Preferred ..................................   BRZL        8,532,000      1,182,617         0.5
    APPLIANCES & HOUSEHOLD DURABLES
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $228,528,134) ................                            233,366,640        95.3
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                         AIM LATIN AMERICAN GROWTH FUND
                 (FORMERLY GT GLOBAL LATIN AMERICA GROWTH FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                           PRINCIPAL       VALUE         % OF NET
FIXED INCOME INVESTMENTS                                       CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Corporate Bonds (0.0%)
  Brazil (0.0%)
    Companhia Vale do Rio Doce - Non Convertible (cost
     $0) ....................................................   BRL           276,400             --          --
                                                                                        ------------       -----

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
- -------------------------------------------------------------                           ------------   -------------
  Dated April 30, 1998, with State Street Bank & Trust Co.,
   due May 1, 1998, for an effective yield of 5.44%,
   collateralized by $8,935,000 U.S. Treasury Bills, 6.125%
   due 8/31/98 (market value of collateral is $9,046,688,
   including accrued interest). (cost $8,868,000) ...........                           $  8,868,000         3.6
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $237,396,134)  * ....................                            242,234,640        98.9
Other Assets and Liabilities ................................                              2,658,295         1.1
                                                                                        ------------       -----

NET ASSETS ..................................................                           $244,892,935       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        [.]  Each unit represents 3 "B" shares and 1 "C" share.
        {=} Each unit represents one preferred share of Unibanco and one preferred "B" share of Unibanco Holdings.
          * For Federal income tax purposes, cost is $237,686,922 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  24,173,992
                 Unrealized depreciation:           (19,626,274)
                                                  -------------
                 Net unrealized appreciation:     $   4,547,718
                                                  -------------
                                                  -------------

             Abbreviations:
             ADR--American Depositary Receipt
             GDR--Global Depositary Receipt

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at April 30, 1998, was concentrated in the following countries:

                                                                                PERCENTAGE OF NET ASSETS {D}
                                                                          -----------------------------------------
                                                                                          SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)                                        EQUITY          & OTHER         TOTAL
------------------------------------------------------------------------  -----------  -----------------  ---------
Argentina (ARG/ARS) ....................................................        10.1                           10.1
Brazil (BRZL/BRL) ......................................................        35.7                           35.7
Chile (CHLE/CLP) .......................................................        12.1                           12.1
Mexico (MEX/MXN) .......................................................        30.4                           30.4
Panama (PAN/PND) .......................................................         1.1                            1.1
Peru (PERU/PES) ........................................................         3.2                            3.2
United States (US/USD) .................................................         1.5             4.7            6.2
Venezuela (VENZ/VEB) ...................................................         1.2                            1.2
                                                                               -----             ---      ---------
Total  .................................................................        95.3             4.7          100.0
                                                                               -----             ---      ---------
                                                                               -----             ---      ---------

--------------

{d}  Percentages indicated are based on net assets of $244,892,935.

    The accompanying notes are an integral part of the financial statements.

                         AIM LATIN AMERICAN GROWTH FUND
                 (FORMERLY GT GLOBAL LATIN AMERICA GROWTH FUND)

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                 April 30, 1998

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $237,396,134) (Note 1)..........................  $242,234,640
  U.S. currency.................................................................  $      427
  Foreign currencies (cost $7,378,125)..........................................   7,381,624     7,382,051
                                                                                  ----------
  Dividends receivable......................................................................     2,201,350
  Receivable for Fund shares sold...........................................................       199,570
  Receivable from Chancellor LGT Asset Management, Inc. (Note 2)............................       195,122
  Interest receivable.......................................................................         2,619
                                                                                              ------------
    Total assets............................................................................   252,215,352
                                                                                              ------------
Liabilities:
  Payable for securities purchased..........................................................     3,531,832
  Payable for Fund shares repurchased.......................................................     2,891,492
  Payable for investment management and administration fees (Note 2)........................       306,451
  Payable for transfer agent fees (Note 2)..................................................       217,388
  Payable for service and distribution expenses (Note 2)....................................       147,048
  Payable for printing and postage expenses.................................................        67,469
  Payable for custodian fees................................................................        49,709
  Payable for professional fees.............................................................        45,778
  Payable for registration and filing fees..................................................         6,621
  Payable for fund accounting fees (Note 2).................................................         2,722
  Payable for Directors' fees and expenses (Note 2).........................................           158
  Other accrued expenses....................................................................        55,749
                                                                                              ------------
    Total liabilities.......................................................................     7,322,417
                                                                                              ------------
Net assets..................................................................................  $244,892,935
                                                                                              ------------
                                                                                              ------------
Class A:
Net asset value and redemption price per share ($131,814,677 DIVIDED BY 6,364,611 shares
 outstanding)...............................................................................  $      20.71
                                                                                              ------------
                                                                                              ------------
Maximum offering price per share (100/95.25 of $20.71) *....................................  $      21.74
                                                                                              ------------
                                                                                              ------------
Class B:+
Net asset value and offering price per share ($112,321,626 DIVIDED BY 5,507,298 shares
 outstanding)...............................................................................  $      20.40
                                                                                              ------------
                                                                                              ------------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($756,632 DIVIDED
 BY 36,559 shares outstanding)..............................................................  $      20.70
                                                                                              ------------
                                                                                              ------------
Net assets consist of:
  Paid in capital (Note 4)..................................................................  $250,779,254
  Undistributed net investment income.......................................................       891,469
  Accumulated net realized loss on investments and foreign currency transactions............   (11,599,724)
  Net unrealized depreciation on translation of assets and liabilities in foreign
   currencies...............................................................................       (16,570)
  Net unrealized appreciation of investments................................................     4,838,506
                                                                                              ------------
Total -- representing net assets applicable to capital shares outstanding...................  $244,892,935
                                                                                              ------------
                                                                                              ------------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                         AIM LATIN AMERICAN GROWTH FUND
                 (FORMERLY GT GLOBAL LATIN AMERICA GROWTH FUND)

                            STATEMENT OF OPERATIONS

                        Six months ended April 30, 1998

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $275,465)...............................  $3,895,778
  Securities lending income..................................................................      92,678
  Interest income............................................................................      74,780
                                                                                               ----------
    Total investment income..................................................................   4,063,236
                                                                                               ----------
Expenses:
  Investment management and administration fees (Note 2).....................................   1,294,289
  Service and distribution expenses: (Note 2)
    Class A......................................................................  $  355,309
    Class B......................................................................     611,111     966,420
                                                                                   ----------
  Transfer agent fees (Note 2)...............................................................     579,200
  Interest expense (Note 1)..................................................................     208,858
  Printing and postage expenses..............................................................      96,111
  Custodian fees.............................................................................      92,129
  Professional fees..........................................................................      79,345
  Registration and filing fees...............................................................      48,630
  Fund accounting fees (Note 2)..............................................................      35,020
  Directors' fees and expenses (Note 2)......................................................       5,249
  Other expenses.............................................................................       6,335
                                                                                               ----------
    Total expenses before reimbursement......................................................   3,411,586
                                                                                               ----------
      Expenses reimbursed by Chancellor LGT Asset Management, Inc. (Note 2)..................    (245,122)
                                                                                               ----------
    Total net expenses.......................................................................   3,166,464
                                                                                               ----------
Net investment income........................................................................     896,772
                                                                                               ----------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized gain on investments...............................................   3,786,790
  Net realized loss on foreign currency transactions.............................    (156,400)
                                                                                   ----------
    Net realized gain during the period......................................................   3,630,390
  Net change in unrealized depreciation on translation of assets and liabilities
   in foreign currencies.........................................................      (9,849)
  Net change in unrealized appreciation of investments...........................  13,997,378
                                                                                   ----------
    Net unrealized appreciation during the period............................................  13,987,529
                                                                                               ----------
Net realized and unrealized gain on investments and foreign currencies.......................  17,617,919
                                                                                               ----------
Net increase in net assets resulting from operations.........................................  $18,514,691
                                                                                               ----------
                                                                                               ----------

    The accompanying notes are an integral part of the financial statements.

                         AIM LATIN AMERICAN GROWTH FUND
                 (FORMERLY GT GLOBAL LATIN AMERICA GROWTH FUND)

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                  SIX MONTHS ENDED      YEAR ENDED
                                                                                   APRIL 30, 1998    OCTOBER 31, 1997
                                                                                  ----------------   ----------------
Decrease in net assets
Operations:
  Net investment income.........................................................   $     896,772     $      1,116,958
  Net realized gain on investments and foreign currency transactions............       3,630,390           84,545,615
  Net change in unrealized appreciation (depreciation) on translation of assets
   and liabilities in foreign currencies........................................          (9,849)              25,640
  Net change in unrealized appreciation (depreciation) of investments...........      13,997,378          (47,707,162)
                                                                                  ----------------   ----------------
    Net increase in net assets resulting from operations........................      18,514,691           37,981,051
                                                                                  ----------------   ----------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income....................................................        (219,488)                  --
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income....................................................          (5,487)                  --
                                                                                  ----------------   ----------------
    Total distributions.........................................................        (224,975)                  --
                                                                                  ----------------   ----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested..............................     410,769,788        1,267,100,757
  Decrease from capital shares repurchased......................................    (477,746,631)      (1,327,093,718)
                                                                                  ----------------   ----------------
    Net decrease from capital share transactions................................     (66,976,843)         (59,992,961)
                                                                                  ----------------   ----------------
Total decrease in net assets....................................................     (48,687,127)         (22,011,910)
Net assets:
  Beginning of period...........................................................     293,580,062          315,591,972
                                                                                  ----------------   ----------------
  End of period *...............................................................   $ 244,892,935     $    293,580,062
                                                                                  ----------------   ----------------
                                                                                  ----------------   ----------------
 * Includes undistributed net investment income of..............................   $     891,469     $        219,672
                                                                                  ----------------   ----------------
                                                                                  ----------------   ----------------

    The accompanying notes are an integral part of the financial statements.

                         AIM LATIN AMERICAN GROWTH FUND
                 (FORMERLY GT GLOBAL LATIN AMERICA GROWTH FUND)

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                         CLASS A+
                                          ----------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED                       YEAR ENDED OCTOBER 31,
                                          APRIL 30,    ---------------------------------------------------------
                                           1998 (d)    1997 (d)    1996 (d)    1995 (d)    1994 (d)    1993 (d)
                                          ----------   ---------   ---------   ---------   ---------   ---------
Per Share Operating Performance:
Net asset value, beginning of period....  $  19.50     $  17.95    $  15.38    $  26.11    $  19.78    $  15.59
                                          ----------   ---------   ---------   ---------   ---------   ---------
Income from investment operations:
  Net investment income (loss)..........      0.09*        0.11        0.09        0.15       (0.08)       0.18**
  Net realized and unrealized gain
   (loss) on investments................      1.15         1.44        2.59       (9.28)       6.75        5.21
                                          ----------   ---------   ---------   ---------   ---------   ---------
    Net increase (decrease) from
     investment operations..............      1.24         1.55        2.68       (9.13)       6.67        5.39
                                          ----------   ---------   ---------   ---------   ---------   ---------
Distributions to shareholders:
  From net investment income............     (0.03)          --       (0.08)         --       (0.19)      (0.12)
  From net realized gain on
   investments..........................        --           --          --       (1.60)      (0.15)      (1.08)
  In excess of net investment income....        --           --       (0.03)         --          --          --
                                          ----------   ---------   ---------   ---------   ---------   ---------
    Total distributions.................     (0.03)          --       (0.11)      (1.60)      (0.34)      (1.20)
                                          ----------   ---------   ---------   ---------   ---------   ---------
Net asset value, end of period..........  $  20.71     $  19.50    $  17.95    $  15.38    $  26.11    $  19.78
                                          ----------   ---------   ---------   ---------   ---------   ---------
                                          ----------   ---------   ---------   ---------   ---------   ---------

Total investment return (c).............      6.50%(b)     8.52%      17.52%     (37.16)%     34.10%       37.1%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $131,815     $159,496    $177,373    $182,462    $336,960    $129,280
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Note 1)............      0.90%(a)     0.52%       0.46%       0.86%      (0.29)%      1.29%
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................      0.71%(a)     0.42%       0.39%       0.85%        N/A         1.2%
Ratio of operating expenses to average
 net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Note 1)............      1.99%(a)     1.96%       2.03%       2.11%       2.04%        2.4%
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................      2.18%(a)     2.06%       2.10%       2.12%        N/A        2.49%
Ratio of interest expense to average net
 assets (Note 1)++++....................      0.16%(a)      N/A         N/A         N/A         N/A         N/A
Portfolio turnover rate++++.............        27%(a)      130%        101%        125%        155%        112%
Average commission rate per share paid
 on portfolio transactions++++..........  $ 0.0016     $ 0.0007    $ 0.0005         N/A         N/A         N/A

----------------

 (a)  Annualized
 (b)  Not annualized
 (c)  Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
   * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.02.
  ** Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.02.
   + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
  ++  Commencing April 1, 1993, the Fund began offering Class B shares.
 +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate, average commission rate, and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                         AIM LATIN AMERICAN GROWTH FUND
                 (FORMERLY GT GLOBAL LATIN AMERICA GROWTH FUND)

                         FINANCIAL HIGHLIGHTS  (cont'd)

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                          CLASS B++
                                          --------------------------------------------------------------------------
                                          SIX MONTHS                                                   APRIL 1, 1993
                                            ENDED                 YEAR ENDED OCTOBER 31,                    TO
                                          APRIL 30,    ---------------------------------------------    OCTOBER 31,
                                           1998 (d)    1997 (d)    1996 (d)    1995 (d)    1994 (d)      1993 (d)
                                          ----------   ---------   ---------   ---------   ---------   -------------
Per Share Operating Performance:
Net asset value, beginning of period....  $  19.23     $  17.78    $  15.21    $  25.94    $  19.75      $ 16.26
                                          ----------   ---------   ---------   ---------   ---------   -------------
Income from investment operations:
  Net investment income (loss)..........      0.04*        0.01       (0.00)       0.06       (0.22)       (0.07)
  Net realized and unrealized gain
   (loss) on investments................      1.13         1.44        2.59       (9.19)       6.74         3.56
                                          ----------   ---------   ---------   ---------   ---------   -------------
    Net increase (decrease) from
     investment operations..............      1.17         1.45        2.59       (9.13)       6.52         3.49
                                          ----------   ---------   ---------   ---------   ---------   -------------
Distributions to shareholders:
  From net investment income............        --           --       (0.01)         --       (0.18)          --
  From net realized gain on
   investments..........................        --           --          --       (1.60)      (0.15)          --
  In excess of net investment income....        --           --       (0.01)         --          --           --
                                          ----------   ---------   ---------   ---------   ---------   -------------
    Total distributions.................        --           --       (0.02)      (1.60)      (0.33)          --
                                          ----------   ---------   ---------   ---------   ---------   -------------
Net asset value, end of period..........  $  20.40     $  19.23    $  17.78    $  15.21    $  25.94      $ 19.75
                                          ----------   ---------   ---------   ---------   ---------   -------------
                                          ----------   ---------   ---------   ---------   ---------   -------------

Total investment return (c).............      6.19%(b)     8.04%      17.02%     (37.42)%     33.33%        21.5% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $112,322     $133,448    $137,400    $134,527    $211,673      $13,576
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Note 1)............      0.40%(a)     0.02%      (0.04)%      0.36%      (0.79)%       (0.7)% (a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................      0.21%(a)    (0.08)%     (0.11)%      0.35%        N/A          N/A
Ratio of operating expenses to average
 net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Note 1)............      2.49%(a)     2.46%       2.53%       2.61%       2.54%         2.9% (a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................      2.68%(a)     2.56%       2.60%       2.62%        N/A          N/A
Ratio of interest expense to average net
 assets (Note 1)++++....................      0.16%(a)      N/A         N/A         N/A         N/A          N/A
Portfolio turnover rate++++.............        27%(a)      130%        101%        125%        155%         112%
Average commission rate per share paid
 on portfolio transactions++++..........  $ 0.0016     $ 0.0007    $ 0.0005         N/A         N/A          N/A

----------------

 (a)  Annualized
 (b)  Not annualized
 (c)  Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
   * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.02.
  ** Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.02.
   + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
  ++  Commencing April 1, 1993, the Fund began offering Class B shares.
 +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate, average commission rate, and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                         AIM LATIN AMERICAN GROWTH FUND
                 (FORMERLY GT GLOBAL LATIN AMERICA GROWTH FUND)

                         FINANCIAL HIGHLIGHTS  (cont'd)

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                         ADVISOR CLASS+++
                                          -----------------------------------------------
                                          SIX MONTHS       YEAR ENDED        JUNE 1, 1995
                                            ENDED          OCTOBER 31,            TO
                                          APRIL 30,    -------------------   OCTOBER 31,
                                           1998 (d)    1997 (d)   1996 (d)       1995
                                          ----------   --------   --------   ------------
Per Share Operating Performance:
Net asset value, beginning of period....   $ 19.57     $ 17.94    $ 15.40      $15.95
                                          ----------   --------   --------   ------------
Income from investment operations:
  Net investment income (loss)..........      0.13*       0.19       0.17        0.09
  Net realized and unrealized gain
   (loss) on investments................      1.15        1.44       2.58       (0.64)
                                          ----------   --------   --------   ------------
    Net increase (decrease) from
     investment operations..............      1.28        1.63       2.75       (0.55)
                                          ----------   --------   --------   ------------
Distributions to shareholders:
  From net investment income............     (0.15)         --      (0.14)         --
  From net realized gain on
   investments..........................        --          --         --          --
  In excess of net investment income....        --          --      (0.07)         --
                                          ----------   --------   --------   ------------
    Total distributions.................     (0.15)         --      (0.21)         --
                                          ----------   --------   --------   ------------
Net asset value, end of period..........   $ 20.70     $ 19.57    $ 17.94      $15.40
                                          ----------   --------   --------   ------------
                                          ----------   --------   --------   ------------

Total investment return (c).............      6.64%(b)    8.91%     18.16%      (3.45)% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $   757     $   636    $   818      $  369
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Note 1)............      1.40%(a)    1.02%      0.96%       1.36% (a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................      1.21%(a)    0.92%      0.89%       1.35% (a)
Ratio of operating expenses to average
 net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Note 1)............      1.49%(a)    1.46%      1.53%       1.61% (a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................      1.68%(a)    1.56%      1.60%       1.62% (a)
Ratio of interest expense to average net
 assets (Note 1)++++....................      0.16%(a)     N/A        N/A         N/A
Portfolio turnover rate++++.............        27%(a)     130%       101%        125%
Average commission rate per share paid
 on portfolio transactions++++..........   $0.0016     $0.0007    $0.0005         N/A

----------------

 (a)  Annualized
 (b)  Not annualized
 (c)  Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
   * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.02.
  ** Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.02.
   + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
  ++  Commencing April 1, 1993, the Fund began offering Class B shares.
 +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate, average commission rate, and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                         AIM LATIN AMERICAN GROWTH FUND
                 (FORMERLY GT GLOBAL LATIN AMERICA GROWTH FUND)

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                 April 30, 1998

--------------------------------------------------------------------------------

The following Notes to Financial Statements are for the period ending April 30, 1998, and unless otherwise indicated reflect facts as of that date. Please see "Note 5 -- Subsequent Events" for a discussion of certain changes which took place after April 30, 1998.

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 5)
GT Global Latin America Growth Fund ("Fund") is a separate series of GT Investment Funds, Inc. ("Company"). Effective June 1, 1998, the Company was renamed A I M Investment Funds, Inc. and the Fund was renamed AIM Latin American Growth Fund. The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, open-end management investment company. The Company has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by Chancellor LGT Asset Management, Inc. ("the Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which

                         AIM LATIN AMERICAN GROWTH FUND
                 (FORMERLY GT GLOBAL LATIN AMERICA GROWTH FUND)

the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Fund's "Statement of Assets and Liabilities." The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on an exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the fund hold the underlying securities and, for a put, requires the Fund to maintain in a segregated account cash, U.S. government securities, or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock or bond market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock or bond market and to fluctuations in currency values or interest rates. At April 30, 1998, the fund had no open futures contracts.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any

                         AIM LATIN AMERICAN GROWTH FUND
                 (FORMERLY GT GLOBAL LATIN AMERICA GROWTH FUND)

excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carry forward of $14,939,326, of which $8,211,999 expires in 2003 and $6,727,327 expires in 2004.

(I) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(J) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(K) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(L) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(M) PORTFOLIO SECURITIES LOANED
At April 30, 1998, stocks with an aggregate value of approximately $29,932,877 were on loan to brokers. The loans were secured by cash collateral of $30,797,802. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less. For the six months ended April 30, 1998, the Fund received $92,678 of income from securities lending.

(N) LINE OF CREDIT
The Fund, along with certain other funds ("GT Funds") advised and/or administered by the Manager, has a line of credit with each of BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and the GT Funds to borrow an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of each Fund's total assets. On April 30, 1998, the Fund had no loans outstanding.

For the six months ended April 30, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the Fund was $8,818,847, with a weighted average interest rate of 6.28%. Interest expense for the Fund for the six months ended April 30, 1998, was $201,369. Other interest expense charges amounted to $7,489.

2. RELATED PARTIES (SEE ALSO NOTE 5)
For the period ended April 30, 1998, Chancellor LGT Asset Management, Inc. was the Fund's investment manager and administrator. The Fund pays investment management and administration fees to the Manager at the annualized rate of 0.975% of the first $500 million of average daily net assets of the Fund; 0.95% of the next $500 million; 0.925% of the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly.

For the period ended April 30, 1998, GT Global Inc. ("GT Global"), an affiliate of the Manager, is the Fund's distributor. The Fund offers Class A, Class B and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the period ended April 30, 1998, GT Global retained $15,816 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected CDSCs in the amount of $74 for the period ended April 30, 1998. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the six months ended April 30, 1998, GT Global collected CDSCs in the amount of $513,130. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

                         AIM LATIN AMERICAN GROWTH FUND
                 (FORMERLY GT GLOBAL LATIN AMERICA GROWTH FUND)

Pursuant to the then effective separate distribution plans adopted under 1940 Act Rule 12b-1 by the Company's Board of Directors with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under that Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended April 30, 1998, pursuant to that Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B Shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continued in effect.

The Manager and GT Global voluntarily undertook to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 2.00%, 2.50%, and 1.50% of the average net assets of the Fund's Class A, Class B and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the results according to the Funds average daily net assets.

The Company pays each of its Directors who is not an employee, officer or director of the Manager, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

3. PURCHASES AND SALES OF SECURITIES
For the six months ended April 30, 1998, purchases and sales of investment securities by the Fund, other than short-term investments, aggregated $36,018,185 and $101,582,285. There were no purchases or sales of U.S. government obligations for the six months ended April 30, 1998.

4. CAPITAL SHARES
At April 30, 1998, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of the Fund; 400,000,000 were classified as shares of GT Global Government Income Fund; 200,000,000 were classified as shares of GT Global Developing Markets Fund; 200,000,000 were classified as shares of GT Global Health Care Fund; 200,000,000 were classified as shares of GT Global Strategic Income Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of GT Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of GT Global Natural Resources Fund; 200,000,000 were classified as shares of GT Global Infrastructure Fund; 400,000,000 were classified as shares of GT Global Telecommunications Fund; 200,000,000 were classified as shares of GT Global Emerging Markets Fund; and 200,000,000 were classified as shares of GT Global Financial Services Fund; 200,000,000 were classified as shares of GT Global High Income Fund; and 200,000,000 were classified as shares of GT Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fifteen series of the Company and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                         AIM LATIN AMERICAN GROWTH FUND
                 (FORMERLY GT GLOBAL LATIN AMERICA GROWTH FUND)

                           CAPITAL SHARE TRANSACTIONS

                                                   SIX MONTHS ENDED                        YEAR ENDED
                                                    APRIL 30, 1998                      OCTOBER 31, 1997
                                          -----------------------------------  -----------------------------------
CLASS A                                       SHARES             AMOUNT            SHARES             AMOUNT
----------------------------------------  ---------------  ------------------  ---------------  ------------------
Shares sold.............................       13,405,201  $      265,384,384       46,171,230  $      937,785,689
Shares issued in connection with
  reinvestment of distributions.........            8,768             183,853               --                  --
                                          ---------------  ------------------  ---------------  ------------------
                                               13,413,969         265,568,237       46,171,230         937,785,689
Shares repurchased......................      (15,226,871)       (303,415,633)     (47,874,889)       (980,118,186)
                                          ---------------  ------------------  ---------------  ------------------
Net decrease............................       (1,812,902) $      (37,847,396)      (1,703,659) $      (42,332,497)
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------


CLASS B
----------------------------------------
Shares sold.............................        6,421,237  $      124,959,479       14,424,170  $      299,346,687
Shares issued in connection with
  reinvestment of distributions.........               --                  --               --                  --
                                          ---------------  ------------------  ---------------  ------------------
                                                6,421,237         124,959,479       14,424,170         299,346,687
Shares repurchased......................       (7,853,666)       (154,120,468)     (15,210,392)       (316,506,347)
                                          ---------------  ------------------  ---------------  ------------------
Net decrease............................       (1,432,429) $      (29,160,989)        (786,222) $      (17,159,660)
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------

ADVISOR CLASS
----------------------------------------
Shares sold.............................        1,027,199  $       20,236,630        1,448,623  $       29,968,381
Shares issued in connection with
  reinvestment of distributions.........              260               5,442               --                  --
                                          ---------------  ------------------  ---------------  ------------------
                                                1,027,459          20,242,072        1,448,623          29,968,381
Shares repurchased......................       (1,023,376)        (20,210,530)      (1,461,777)        (30,469,185)
                                          ---------------  ------------------  ---------------  ------------------
Net increase (decrease).................            4,083  $           31,542          (13,154) $         (500,804)
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------

5. SUBSEQUENT EVENTS
On May 29, 1998, Liechtenstein Global Trust ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO (NY), Inc. and is now an indirect wholly-owned subsidiary of AMVESCAP PLC. In connection with this transaction, A I M Advisors, Inc. ("AIM"), an indirect wholly-owned subsidiary of AMVESCAP PLC, became the investment adviser and administrator of the Fund and INVESCO (NY), Inc. became the sub-adviser and sub-administrator of the Fund. In addition, A I M Distributors, Inc. replaced GT Global, Inc. as the Fund's principal underwriter and the Fund became subject to compensation-type Rule 12b-1 plans of distribution, which replaced the Fund's former reimbursement-type Rule 12b-1 plans of distribution. All of the changes became effective as of the close of business on May 29, 1998.

                       GT GLOBAL LATIN AMERICA GROWTH FUND

                        REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders of GT Global Latin America Growth Fund and Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of GT Global Latin America Growth Fund, one of the funds organized as a series of G.T. Investment Funds, Inc., including the portfolio of investments, as of October 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of GT Global Latin America Growth Fund as of October 31, 1997, the results of operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.



                                                    COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 15, 1997

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (28.3%)
  Telecomunicacoes Brasileiras S.A. (Telebras): .............   BRZL               --             --        10.4
    TELEPHONE NETWORKS
    ADR{\/} .................................................   --            208,900   $ 21,203,350          --
    Common ..................................................   --        106,900,000      9,502,114          --
  Telefonos de Mexico, S.A. de C.V. "L" - ADR{\/} ...........   MEX           170,500      7,374,125         2.5
    TELEPHONE NETWORKS
  Cifra, S.A. de C.V.: ......................................   MEX                --             --         2.3
    RETAILERS-OTHER
    "C" .....................................................   --          3,340,500      5,800,868          --
    "B" - ADR{\/} ...........................................   --            335,792        648,079          --
    "A" .....................................................   --            104,372        192,244          --
  Compania Anonima Nacional Telefonos de Venezuela (CANTV) -
   ADR{\/} ..................................................   VENZ          147,400      6,448,750         2.2
    TELEPHONE NETWORKS
  Telefonica del Peru S.A. - ADR{\/} ........................   PERU          254,100      5,018,475         1.7
    TELEPHONE NETWORKS
  Companhia de Saneamento Basico do Estado de Sao Paulo -
   SABESP-/- ................................................   BRZL       26,748,622      4,852,798         1.7
    BUSINESS & PUBLIC SERVICES
  Cia de Telecomunicaciones de Chile S.A. - ADR{\/} .........   CHLE          163,000      4,523,250         1.5
    TELEPHONE NETWORKS
  Telecomunicacoes de Sao Paulo S.A. (TELESP): ..............   BRZL               --             --         1.2
    TELEPHONE NETWORKS
    Preferred ...............................................   --         11,109,390      2,902,308          --
    Common-/- ...............................................   --          2,802,000        597,306          --
  Santa Isabel S.A. - ADR{\/} ...............................   CHLE          181,100      3,350,350         1.1
    RETAILERS-FOOD
  Telecomunicacoes do Rio de Janeiro S.A. (TELERJ)
   Preferred ................................................   BRZL       34,694,581      3,304,546         1.1
    TELEPHONE NETWORKS
  Controladora Comercial Mexicana, S.A. de C.V.: ............   MEX                --             --         1.0
    RETAILERS-FOOD
    UBC .....................................................   --          2,682,000      2,665,940          --
    GDR{\/} .................................................   --             13,900        276,263          --
  Telefonica de Argentina S.A. - ADR{\/} ....................   ARG            90,900      2,556,563         0.9
    TELEPHONE NETWORKS
  Grupo Televisa, S.A. de C.V. - GDR-/- {\/} ................   MEX            47,000      1,457,000         0.5
    BROADCASTING & PUBLISHING
  Supermercados Unimarc S.A. - ADR (Chile){\/} -/- ..........   CHLE           33,000        495,000         0.2
    RETAILERS-FOOD
                                                                                        ------------
                                                                                          83,169,329
                                                                                        ------------
Energy (24.6%)
  Centrais Eletricas Brasileiras S.A. (Eletrobras): .........   BRZL               --             --         4.7
    ELECTRICAL & GAS UTILITIES
    "B" Preferred ...........................................   --         20,252,000      8,762,885          --
    Common-/- ...............................................   --         11,999,000      4,843,573          --
  Petroleo Brasileiro S.A. (Petrobras) Preferred ............   BRZL       48,642,000      9,045,365         3.1
    OIL
  C.A. La Electricidad de Caracas ...........................   VENZ        5,672,038      7,456,318         2.5
    ELECTRICAL & GAS UTILITIES
  Light - Servicos de Electricidade S.A. ....................   BRZL       17,602,000      5,843,915         2.0
    ELECTRICAL & GAS UTILITIES

    The accompanying notes are an integral part of the financial statements.

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy (Continued)
  Enersis S.A. - ADR{\/} ....................................   CHLE          174,500   $  5,758,500         2.0
    ELECTRICAL & GAS UTILITIES
  Empresa Nacional de Electricidad S.A. - ADR{\/} ...........   CHLE          254,300      5,117,788         1.7
    ELECTRICAL & GAS UTILITIES
  YPF S.A. - ADR{\/} ........................................   ARG           148,900      4,764,800         1.6
    OIL
  Companhia Energetica de Minas Gerais (CEMIG) - ADR{\/} ....   BRZL          112,200      4,488,000         1.5
    ELECTRICAL & GAS UTILITIES
  Harken Energy Corp.-/- ....................................   US            674,500      4,426,406         1.5
    OIL
  Chilgener S.A. - ADR{\/} ..................................   CHLE          121,819      3,289,113         1.1
    ELECTRICAL & GAS UTILITIES
  Light - Participacoes S.A. ................................   BRZL       10,585,000      2,707,701         0.9
    ELECTRICAL & GAS UTILITIES
  Companhia Brasileira de Petroleo Ipiranga S.A.
   Preferred ................................................   BRZL      173,785,000      2,522,279         0.9
    OIL
  Perez Companc S.A. "B" ....................................   ARG           377,196      2,362,665         0.8
    OIL
  Compania Paulista de Forca e Luz ..........................   BRZL        5,030,000        736,842         0.3
    ELECTRICAL & GAS UTILITIES
                                                                                        ------------
                                                                                          72,126,150
                                                                                        ------------
Materials/Basic Industry (13.4%)
  Kimberly-Clark de Mexico, S.A. de C.V. "A" ................   MEX         2,614,000     11,520,383         3.9
    PAPER/PACKAGING
  Apasco, S.A. de C.V. ......................................   MEX         1,331,000      8,129,461         2.8
    CEMENT
  Companhia Vale do Rio Doce Preferred ......................   BRZL          306,600      5,923,966         2.0
    METALS - STEEL
  Sociedad Quimica y Minera de Chile S.A. - ADR{\/} .........   CHLE           95,100      4,933,313         1.7
    CHEMICALS
  Grupo Industrial Minera Mexico "L" ........................   MEX         1,406,724      4,178,055         1.4
    METALS - NON-FERROUS
  Industrias Penoles S.A. (CP) ..............................   MEX           978,200      3,895,228         1.3
    METALS - NON-FERROUS
  Corporacion Venezolana de Cementos, S.A.C.A.: .............   VENZ               --             --         0.3
    CEMENT
    "A" .....................................................   --            347,758        704,225          --
    "B" .....................................................   --            161,928        324,987          --
                                                                                        ------------
                                                                                          39,609,618
                                                                                        ------------
Multi-Industry/Miscellaneous (10.6%)
  Alfa, S.A. de C.V. "A" ....................................   MEX         1,356,600      9,942,984         3.4
    CONGLOMERATE
  Grupo Carso, S.A. de C.V. "A1" ............................   MEX         1,357,000      8,629,545         2.9
    MULTI-INDUSTRY
  Sanluis Corporacion, S.A. de C.V.-/- ......................   MEX           830,200      6,442,750         2.2
    CONGLOMERATE
  Desc, S.A. de C.V. - ADR{\/} ..............................   MEX            93,800      3,177,475         1.1
    CONGLOMERATE

    The accompanying notes are an integral part of the financial statements.

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Multi-Industry/Miscellaneous (Continued)
  Empresas La Moderna, S.A. de C.V. "A"-/- ..................   MEX           355,000   $  1,743,114         0.6
    MULTI-INDUSTRY
  Commercial Del Plata-/- ...................................   ARG           697,410      1,032,786         0.4
    CONGLOMERATE
                                                                                        ------------
                                                                                          30,968,654
                                                                                        ------------
Finance (9.9%)
  Uniao Bancos Brasileiras "A" Preferred ....................   BRZL      247,114,000      6,271,997         2.1
    BANKS-MONEY CENTER
  Banco LatinoAmericano de Exportaciones S.A. (Bladex)
   "E"{\/} ..................................................   PAN            89,035      3,539,141         1.2
    OTHER FINANCIAL
  Banco BHIF - ADR-/-{\/} ...................................   CHLE          195,500      3,396,813         1.2
    BANKS-MONEY CENTER
  Grupo Financiero Banorte "B"-/- ...........................   MEX         2,279,000      3,138,743         1.1
    BANKS-MONEY CENTER
  Credicorp Ltd. - ADR{\/} ..................................   PERU          140,320      2,516,990         0.9
    BANKS-MONEY CENTER
  Administradora de Fondos de Pensiones Provida S.A. -
   ADR{\/} ..................................................   CHLE          149,900      2,510,825         0.9
    INVESTMENT MANAGEMENT
  Banco Provincial S.A. .....................................   VENZ        1,196,992      2,390,332         0.8
    BANKS-MONEY CENTER
  Banco de A. Edwards - ADR{\/} .............................   CHLE          125,100      2,173,613         0.7
    BANKS-MONEY CENTER
  Banco Frances del Rio de la Plata S.A. - ADR{\/} ..........   ARG            58,000      1,428,250         0.5
    BANKS-MONEY CENTER
  ARA, S.A. de C.V.-/- ......................................   MEX           230,000        848,383         0.3
    REAL ESTATE
  Banco Wiese - ADR{\/} .....................................   PERU          131,400        730,913         0.2
    BANKS-MONEY CENTER
                                                                                        ------------
                                                                                          28,946,000
                                                                                        ------------
Consumer Non-Durables (8.1%)
  Fomento Economico Mexicano, S.A. de C.V. "B" ..............   MEX         1,274,500      9,005,449         3.1
    BEVERAGES - ALCOHOLIC
  Grupo Industrial Maseca, S.A. de C.V. "B" .................   MEX         4,980,000      4,830,898         1.6
    FOOD
  Companhia Cervejaria Brahma Preferred .....................   BRZL        6,838,000      4,279,949         1.5
    BEVERAGES - ALCOHOLIC
  Compania Cervecerias Unidas S.A. - ADR{\/} ................   CHLE          138,800      3,383,250         1.2
    BEVERAGES - ALCOHOLIC
  Mavesa S.A. - ADR{\/} .....................................   VENZ          147,500      1,106,250         0.4
    FOOD
  Sudamtex de Venezuela "B" - ADR{\/} .......................   VENZ           53,200        691,600         0.2
    TEXTILES & APPAREL
  Embotelladora Andina S.A. - ADR{\/} .......................   CHLE           15,000        360,000         0.1
    BEVERAGES - NON-ALCOHOLIC
  Cerveceria Backus & Johnston S.A. "T" .....................   PERU           75,905         69,463          --
    BEVERAGES - ALCOHOLIC
                                                                                        ------------
                                                                                          23,726,859
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Consumer Durables (0.9%)
  Brasmotor S.A. Preferred ..................................   BRZL       18,327,000   $  2,576,819         0.9
    APPLIANCES & HOUSEHOLD DURABLES
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $290,305,760) ................                            281,123,429        95.8
                                                                                        ------------       -----

                                                                            NO. OF         VALUE         % OF NET
RIGHTS                                                         COUNTRY      RIGHTS        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Telecomunicacoes do Rio de Janeiro S.A. (TELERJ) Rights -
   Preferred, expire 11/12/97 ...............................   BRZL        1,689,830         22,993          --
    TELEPHONE NETWORKS
  Telecomunicacoes de Sao Paulo S.A. (TELESP) Rights, expire
   11/12/97 .................................................   BRZL          513,280            466          --
    TELEPHONE NETWORKS
                                                                                        ------------       -----

TOTAL RIGHTS (cost $0) ......................................                                 23,459          --
                                                                                        ------------       -----

                                                                           PRINCIPAL       VALUE         % OF NET
FIXED INCOME INVESTMENTS                                       CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Corporate Bonds (0.0%)
  Brazil (0.0%)
    Companhia Vale do Rio Doce - Non Convertible (cost
     $0) ....................................................   BRL           276,400             --          --
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $290,305,760)  * ....................                            281,146,888        95.8
Other Assets and Liabilities ................................                             12,433,174         4.2
                                                                                        ------------       -----

NET ASSETS ..................................................                           $293,580,062       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
          * For Federal income tax purposes, cost is $290,596,548 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  26,409,562
                 Unrealized depreciation:           (35,859,222)
                                                  -------------
                 Net unrealized depreciation:     $  (9,449,660)
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depository Receipt
    GDR--Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                October 31, 1997

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at October 31, 1997, was concentrated in the following countries:

                                          PERCENTAGE OF NET ASSETS{d}
                                         -----------------------------
                                                   SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)     EQUITY    & OTHER       TOTAL
--------------------------------------   -----     -------       -----
Argentina (ARG/ARS) ..................    4.2                      4.2
Brazil (BRZL/BRL) ....................   34.3                     34.3
Chile (CHLE/CLP) .....................   13.4                     13.4
Mexico (MEX/MXN) .....................   32.0                     32.0
Panama (PAN/PND) .....................    1.2                      1.2
Peru (PERU/PES) ......................    2.8                      2.8
United States (US/USD) ...............    1.5       4.2            5.7
Venezuela (VENZ/VEB) .................    6.4                      6.4
                                         -----     -------       -----
Total  ...............................   95.8       4.2          100.0
                                         -----     -------       -----
                                         -----     -------       -----

--------------

{d}  Percentages indicated are based on net assets of $293,580,062.

    The accompanying notes are an integral part of the financial statements.

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                October 31, 1997

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $290,305,760) (Note 1).............................  $281,146,888
  U.S. currency.....................................................................  $     924
  Foreign currencies (cost $44,025).................................................     44,033       44,957
                                                                                      ---------
  Receivable for Fund shares sold..............................................................   14,119,361
  Receivable for securities sold...............................................................    4,099,448
  Dividends receivable.........................................................................      686,435
  Miscellaneous receivable.....................................................................       19,727
                                                                                                 -----------
    Total assets...............................................................................  300,116,816
                                                                                                 -----------
Liabilities:
  Payable for loan outstanding (Note 1)........................................................    3,238,000
  Payable for Fund shares repurchased..........................................................    2,418,769
  Payable for investment management and administration fees (Note 2)...........................      305,562
  Payable for service and distribution expenses (Note 2).......................................      233,877
  Payable for transfer agent fees (Note 2).....................................................      174,161
  Payable for printing and postage expenses....................................................       87,242
  Payable for professional fees................................................................       37,498
  Payable for custodian fees (Note 1)..........................................................       17,552
  Payable for registration and filing fees.....................................................        5,729
  Payable for Directors' fees and expenses (Note 2)............................................        5,654
  Payable for fund accounting fees (Note 2)....................................................        5,612
  Other accrued expenses.......................................................................        7,098
                                                                                                 -----------
    Total liabilities..........................................................................    6,536,754
                                                                                                 -----------
Net assets.....................................................................................  $293,580,062
                                                                                                 -----------
                                                                                                 -----------
Class A:
Net asset value and redemption price per share ($159,496,474 DIVIDED BY 8,177,513 shares
 outstanding)..................................................................................  $     19.50
                                                                                                 -----------
                                                                                                 -----------
Maximum offering price per share (100/95.25 of $19.50) *.......................................  $     20.47
                                                                                                 -----------
                                                                                                 -----------
Class B:+
Net asset value and offering price per share ($133,448,007 DIVIDED BY 6,939,727 shares
 outstanding)..................................................................................  $     19.23
                                                                                                 -----------
                                                                                                 -----------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($635,581 DIVIDED BY
 32,476 shares outstanding)....................................................................  $     19.57
                                                                                                 -----------
                                                                                                 -----------
Net assets consist of:
  Paid in capital (Note 4).....................................................................  $317,756,097
  Undistributed net investment income..........................................................      219,672
  Accumulated net realized loss on investments and foreign currency transactions...............  (15,230,114)
  Net unrealized depreciation on translation of assets and liabilities in foreign currencies...       (6,721)
  Net unrealized depreciation of investments...................................................   (9,158,872)
                                                                                                 -----------
Total -- representing net assets applicable to capital shares outstanding......................  $293,580,062
                                                                                                 -----------
                                                                                                 -----------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1997

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $266,649)..............................  $ 8,471,075
  Interest income...........................................................................      530,160
                                                                                              -----------
    Total investment income.................................................................    9,001,235
                                                                                              -----------
Expenses:
  Investment management and administration fees (Note 2)....................................    3,538,586
  Service and distribution expenses: (Note 2)
    Class A....................................................................  $ 1,011,259
    Class B....................................................................    1,587,737    2,598,996
                                                                                 -----------
  Transfer agent fees (Note 2)..............................................................    1,261,524
  Custodian fees (Note 1)...................................................................      196,565
  Printing and postage expenses.............................................................      175,200
  Fund accounting fees (Note 2).............................................................       90,733
  Audit fees................................................................................       73,365
  Registration and filing fees..............................................................       64,495
  Legal fees................................................................................       17,155
  Directors' fees and expenses (Note 2).....................................................       13,140
  Other expenses (Note 1)...................................................................      215,751
                                                                                              -----------
    Total expenses before reductions........................................................    8,245,510
                                                                                              -----------
      Expense reductions (Notes 1 & 6)......................................................     (361,233)
                                                                                              -----------
    Total net expenses......................................................................    7,884,277
                                                                                              -----------
Net investment income.......................................................................    1,116,958
                                                                                              -----------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized gain on investments.............................................   85,442,902
  Net realized loss on foreign currency transactions...........................     (897,287)
                                                                                 -----------
    Net realized gain during the year.......................................................   84,545,615
  Net change in unrealized depreciation on translation of assets and
   liabilities in foreign currencies...........................................       25,640
  Net change in unrealized depreciation of investments.........................  (47,707,162)
                                                                                 -----------
    Net unrealized depreciation during the year.............................................  (47,681,522)
                                                                                              -----------
Net realized and unrealized gain on investments and foreign currencies......................   36,864,093
                                                                                              -----------
Net increase in net assets resulting from operations........................................  $37,981,051
                                                                                              -----------
                                                                                              -----------

    The accompanying notes are an integral part of the financial statements.

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                              YEAR ENDED     YEAR ENDED
                                                                              OCTOBER 31,    OCTOBER 31,
                                                                                 1997           1996
                                                                             -------------  -------------
Decrease in net assets
Operations:
  Net investment income....................................................  $   1,116,958  $     878,406
  Net realized gain (loss) on investments and foreign currency
   transactions............................................................     84,545,615     (4,964,724)
  Net change in unrealized appreciation on translation of assets and
   liabilities in foreign currencies.......................................         25,640        608,089
  Net change in unrealized appreciation (depreciation) of investments......    (47,707,162)    63,484,288
                                                                             -------------  -------------
    Net increase in net assets resulting from operations...................     37,981,051     60,006,059
                                                                             -------------  -------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income...............................................             --       (842,524)
  In excess of net investment income.......................................             --       (381,092)
Class B:
Distributions to shareholders: (Note 1)
  From net investment income...............................................             --        (93,201)
  In excess of net investment income.......................................             --        (42,157)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income...............................................             --         (4,285)
  In excess of net investment income.......................................             --         (1,938)
                                                                             -------------  -------------
    Total distributions....................................................             --     (1,365,197)
                                                                             -------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested.........................  1,267,100,757  1,551,794,195
  Decrease from capital shares repurchased.................................  (1,327,093,718) (1,612,200,649)
                                                                             -------------  -------------
    Net decrease from capital share transactions...........................    (59,992,961)   (60,406,454)
                                                                             -------------  -------------
Total decrease in net assets...............................................    (22,011,910)    (1,765,592)
Net assets:
  Beginning of year........................................................    315,591,972    317,357,564
                                                                             -------------  -------------
  End of year *............................................................  $ 293,580,062  $ 315,591,972
                                                                             -------------  -------------
                                                                             -------------  -------------
 * Includes undistributed net investment income of.........................  $     219,672             --
                                                                             -------------  -------------
                                                                             -------------  -------------

    The accompanying notes are an integral part of the financial statements.

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A+
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1997 (a)    1996 (a)    1995 (a)    1994 (a)    1993 (a)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   17.95   $   15.38   $   26.11   $   19.78   $   15.59
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........       0.11        0.09        0.15       (0.08)       0.18*
  Net realized and unrealized gain
   (loss) on investments................       1.44        2.59       (9.28)       6.75        5.21
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       1.55        2.68       (9.13)       6.67        5.39
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............         --       (0.08)         --       (0.19)      (0.12)
  From net realized gain on
   investments..........................         --          --       (1.60)      (0.15)      (1.08)
  In excess of net investment income....         --       (0.03)         --          --          --
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................         --       (0.11)      (1.60)      (0.34)      (1.20)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   19.50   $   17.95   $   15.38   $   26.11   $   19.78
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (d).............       8.52%      17.52%     (37.16)%     34.10%       37.1%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 159,496   $ 177,373   $ 182,462   $ 336,960   $ 129,280
Ratio of net investment income (loss) to
 average net assets.....................       0.52%       0.46%       0.86%      (0.29)%       1.3%*
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   6)...................................       1.96%       2.03%       2.11%       2.04%        2.4%*
  Without expense reductions............       2.06%       2.10%       2.12%        N/A         N/A
Portfolio turnover rate++++.............        130%        101%        125%        155%        112%
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0007   $  0.0005         N/A         N/A         N/A

----------------

  + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.02 for the year ended October 31, 1993. Without such reimbursements, the expense ratio would have been 2.49% and the ratio of net investment income to average net assets would have been 1.25% for the year ended October 31, 1993.
 (a) These selected per share data were calculated based upon average shares outstanding during the period.
 (b) Not annualized.
 (c) Annualized.
 (d) Total investment return does not include sales charges.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                      GT GLOBAL LATIN AMERICA GROWTH FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                    CLASS B++
                                          -------------------------------------------------------------
                                                                                          APRIL 1, 1993
                                                      YEAR ENDED OCTOBER 31,                   TO
                                          ----------------------------------------------   OCTOBER 31,
                                           1997 (a)    1996 (a)    1995 (a)    1994 (a)     1993 (a)
                                          ----------  ----------  ----------  ----------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....  $   17.78   $   15.21   $   25.94   $   19.75     $ 16.26
                                          ----------  ----------  ----------  ----------  -------------
Income from investment operations:
  Net investment income (loss)..........       0.01       (0.00)       0.06       (0.22)      (0.07)
  Net realized and unrealized gain
   (loss) on investments................       1.44        2.59       (9.19)       6.74        3.56
                                          ----------  ----------  ----------  ----------  -------------
    Net increase (decrease) from
     investment operations..............       1.45        2.59       (9.13)       6.52        3.49
                                          ----------  ----------  ----------  ----------  -------------
Distributions to shareholders:
  From net investment income............         --       (0.01)         --       (0.18)         --
  From net realized gain on
   investments..........................         --          --       (1.60)      (0.15)         --
  In excess of net investment income....         --       (0.01)         --          --          --
                                          ----------  ----------  ----------  ----------  -------------
    Total distributions.................         --       (0.02)      (1.60)      (0.33)         --
                                          ----------  ----------  ----------  ----------  -------------
Net asset value, end of period..........  $   19.23   $   17.78   $   15.21   $   25.94     $ 19.75
                                          ----------  ----------  ----------  ----------  -------------
                                          ----------  ----------  ----------  ----------  -------------

Total investment return (d).............       8.04%      17.02%     (37.42)%     33.33%       21.5% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 133,448   $ 137,400   $ 134,527   $ 211,673     $13,576
Ratio of net investment income (loss) to
 average net assets.....................       0.02%      (0.04)%      0.36%      (0.79)%      (0.7)% (c)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   6)...................................       2.46%       2.53%       2.61%       2.54%        2.9% (c)
  Without expense reductions............       2.56%       2.60%       2.62%        N/A         N/A
Portfolio turnover rate++++.............        130%        101%        125%        155%        112%
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0007   $  0.0005         N/A         N/A         N/A

                                                   ADVISOR CLASS+++
                                          -----------------------------------

                                               YEAR ENDED        JUNE 1, 1995
                                               OCTOBER 31,            TO
                                          ---------------------  OCTOBER 31,
                                          1997 (a)    1996 (a)       1995
                                          --------   ----------  ------------
Per Share Operating Performance:
Net asset value, beginning of period....  $ 17.94    $   15.40    $   15.95
                                          --------   ----------  ------------
Income from investment operations:
  Net investment income (loss)..........     0.19         0.17         0.09
  Net realized and unrealized gain
   (loss) on investments................     1.44         2.58        (0.64)
                                          --------   ----------  ------------
    Net increase (decrease) from
     investment operations..............     1.63         2.75        (0.55)
                                          --------   ----------  ------------
Distributions to shareholders:
  From net investment income............       --        (0.14)          --
  From net realized gain on
   investments..........................       --           --           --
  In excess of net investment income....       --        (0.07)          --
                                          --------   ----------  ------------
    Total distributions.................       --        (0.21)          --
                                          --------   ----------  ------------
Net asset value, end of period..........  $ 19.57    $   17.94    $   15.40
                                          --------   ----------  ------------
                                          --------   ----------  ------------
Total investment return (d).............     8.91%       18.16%       (3.45)%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $   636    $     818    $     369
Ratio of net investment income (loss) to
 average net assets.....................     1.02%        0.96%        1.36 %(c)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   6)...................................     1.46%        1.53%        1.61 %(c)
  Without expense reductions............     1.56%        1.60%        1.62 %(c)
Portfolio turnover rate++++.............      130%         101%         125 %
Average commission rate per share paid
 on portfolio transactions++++..........  $0.0007    $  0.0005          N/A

----------------

  + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.02 for the year ended October 31, 1993. Without such reimbursements, the expense ratio would have been 2.49% and the ratio of net investment income to average net assets would have been 1.25% for the year ended October 31, 1993.
 (a) These selected per share data were calculated based upon average shares outstanding during the period.
 (b) Not annualized.
 (c) Annualized.
 (d) Total investment return does not include sales charges.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                October 31, 1997

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Latin America Growth Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, open-end management investment company. The Company has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by Chancellor LGT Asset Management, Inc. ("the Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract

                      GT GLOBAL LATIN AMERICA GROWTH FUND

fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Fund's "Statement of Assets and Liabilities." The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the fund hold the underlying securities and, for a put, requires the Fund to maintain in a segregated account cash, U.S. government securities, or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock or bond market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock or bond market and to fluctuations in currency values or interest rates. At October 31, 1997, the fund had no open futures contracts.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $14,939,326, of which $8,211,999 expires in 2003 and $6,727,327 expires in 2004.

(I) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in

                      GT GLOBAL LATIN AMERICA GROWTH FUND

accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(J) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(K) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(L) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(M) PORTFOLIO SECURITIES LOANED
At October 31, 1997, stocks with an aggregate value of approximately $32,165,965 were on loan to brokers. The loans were secured by cash collateral of $34,658,600. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. For the year ended October 31, 1997, the Fund received $315,802 of income from securities lending which was used to reduce custodian and administrative expenses.

(N) LINE OF CREDIT
The Fund, along with certain other funds ("GT Funds") advised or administered by the Manager, has a line of credit with each of BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and the GT Funds to borrow an aggregate maximum amount of $200,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of each Fund's total assets. On October 31, 1997, the Fund had $3,238,000 in loans outstanding.

For the year ended October 31, 1997, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the Fund was $7,810,915, with a weighted average interest rate of 6.37%. Interest expense for the Fund for the year ended October 31, 1997 was $98,132, included in "Other Expenses" on the Statement of Operations.

2. RELATED PARTIES
Chancellor LGT Asset Management, Inc. is the Funds Portfolios' investment manager and administrator. The Fund pays investment management and administration fees to the Manager at the annualized rate of 0.975% of the first $500 million of average daily net assets of the Fund; 0.95% of the next $500 million; 0.925% of the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly.

GT Global Inc. ("GT Global"), an affiliate of the Manager, is the Fund's distributor. The Fund offers Class A, Class B and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the period ended October 31, 1997, GT Global retained $50,871 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected CDSCs in the amount of $282 for the year ended October 31, 1997. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1997, GT Global collected CDSCs in the amount of $923,487. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor.

                      GT GLOBAL LATIN AMERICA GROWTH FUND

All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B Shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

The Manager and GT Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 2.40%, 2.90%, and 1.90% of the average net assets of the Fund's Class A, Class B and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

Effective November 1, 1997, the Manager and GT Global have undertaken to limit each Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the annual rate of 2.00%, 2.50% and 1.50% of the average daily net assets of the Fund's Class A, Class B and Advisor Class shares, respectively. This undertaking may be changed or eliminated in the future.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the results according to the Funds average daily net assets.

The Company pays each of its Directors who is not an employee, officer or director of the Manager, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1997, purchases and sales of investment securities by the Fund, other than short-term investments, aggregated $439,672,522 and $508,014,202. There were no purchases or sales of U.S. government obligations for the year ended October 31, 1997.

4. CAPITAL SHARES
At October 31, 1997, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of the Fund; 400,000,000 were classified as shares of GT Global Government Income Fund; 200,000,000 were classified as shares of GT Global Developing Markets Fund; 200,000,000 were classified as shares of GT Global Health Care Fund; 200,000,000 were classified as shares of GT Global Strategic Income Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of GT Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of GT Global Natural Resources Fund; 200,000,000 were classified as shares of GT Global Infrastructure Fund; 400,000,000 were classified as shares of GT Global Telecommunications Fund; 200,000,000 were classified as shares of GT Global Emerging Markets Fund; and 200,000,000 were classified as shares of GT Global Financial Services Fund; 200,000,000 were classified as shares of GT Global High Income Fund; and 200,000,000 were classified as shares of GT Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fifteen series of the Company and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                           CAPITAL SHARE TRANSACTIONS

                                                            YEAR ENDED                   YEAR ENDED
                                                         OCTOBER 31,1997              OCTOBER 31, 1996
                                                    --------------------------  ----------------------------
CLASS A                                               SHARES        AMOUNT        SHARES         AMOUNT
--------------------------------------------------  -----------  -------------  -----------  ---------------
Shares sold.......................................   46,171,230  $ 937,785,689   76,364,877  $ 1,304,172,875
Shares issued in connection with reinvestment of
  distributions...................................           --             --       66,851        1,023,814
                                                    -----------  -------------  -----------  ---------------
                                                     46,171,230    937,785,689   76,431,728    1,305,196,689
Shares repurchased................................  (47,874,889)  (980,118,186) (78,414,835)  (1,346,357,898)
                                                    -----------  -------------  -----------  ---------------
Net decrease......................................   (1,703,659) $ (42,332,497)  (1,983,107) $   (41,161,209)
                                                    -----------  -------------  -----------  ---------------
                                                    -----------  -------------  -----------  ---------------


                                                            YEAR ENDED                   YEAR ENDED
                                                         OCTOBER 31, 1997             OCTOBER 31, 1996
                                                    --------------------------  ----------------------------
CLASS B                                               SHARES        AMOUNT        SHARES         AMOUNT
--------------------------------------------------  -----------  -------------  -----------  ---------------
Shares sold.......................................   14,424,170  $ 299,346,687   13,503,991  $   230,324,732
Shares issued in connection with reinvestment of
  distributions...................................           --             --        6,914          105,073
                                                    -----------  -------------  -----------  ---------------
                                                     14,424,170    299,346,687   13,510,905      230,429,805
Shares repurchased................................  (15,210,392)  (316,506,347) (14,627,921)    (250,064,111)
                                                    -----------  -------------  -----------  ---------------
Net decrease......................................     (786,222) $ (17,159,660)  (1,117,016) $   (19,634,306)
                                                    -----------  -------------  -----------  ---------------
                                                    -----------  -------------  -----------  ---------------

                                                            YEAR ENDED                   YEAR ENDED
                                                         OCTOBER 31, 1997             OCTOBER 31, 1996
                                                    --------------------------  ----------------------------
ADVISOR CLASS                                         SHARES        AMOUNT        SHARES         AMOUNT
- --------------------------------------------------  -----------  -------------  -----------  ---------------
Shares sold.......................................    1,448,623  $  29,968,381      932,074  $    16,161,478
Shares issued in connection with reinvestment of
  distributions...................................           --             --          408            6,223
                                                    -----------  -------------  -----------  ---------------
                                                      1,448,623     29,968,381      932,482       16,167,701
Shares repurchased................................   (1,461,777)   (30,469,185)    (910,792)     (15,778,640)
                                                    -----------  -------------  -----------  ---------------
Net increase (decrease)...........................      (13,154) $    (500,804)      21,690  $       389,061
                                                    -----------  -------------  -----------  ---------------
                                                    -----------  -------------  -----------  ---------------

5. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES
Investments of 5% or more of an issuer's outstanding voting securities by the Fund are defined in the Investment Company Act of 1940 as an affiliated company. There were no investments in affiliated companies at October 31, 1997.

Transactions during the year with companies that were affiliates are as follows:

                                                                               NET
                                                                             REALIZED
                                                    PURCHASES     SALES        GAIN     DIVIDEND
AFFILIATES                                             COST      PROCEEDS     (LOSS)     INCOME
--------------------------------------------------  ----------  ----------  ----------  --------
Compania Boliviana de Energia Electrica...........  $       --  $9,666,400  $2,805,315  $ 44,960
Sanluis Corporacion, S.A. de C.V..................          --   5,738,935   2,214,183   318,107

6. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended October 31, 1997, the Fund's expenses were reduced by $45,431 under these arrangements.

                                     PART C
                                OTHER INFORMATION

ITEM 15.  INDEMNIFICATION.

         STATE THE GENERAL EFFECT OF ANY CONTRACT, ARRANGEMENTS OR STATUTE UNDER WHICH ANY DIRECTOR, OFFICER, UNDERWRITER OR AFFILIATED PERSON OF THE REGISTRANT IS INSURED OR INDEMNIFIED IN ANY MANNER AGAINST ANY LIABILITY WHICH MAY BE INCURRED IN SUCH CAPACITY, OTHER THAN INSURANCE PROVIDED BY ANY DIRECTOR, OFFICER, AFFILIATED PERSON OR UNDERWRITER FOR THEIR OWN PROTECTION.

         The Registrant's Agreement and Declaration of Trust dated May 7, 1998 provides, among other things, (1) that a Trustee shall not be liable for any act, omission, or obligation of the Registrant or any Trustee (except for liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Trustee's duties); (2) that the Trustees and Officers shall be indemnified by the Registrant to the fullest extent permitted by the Delaware Business Trust Act and other applicable law; and (3) that the shareholders and former shareholders of the Registrant shall be held harmless by the Registrant (or applicable portfolio or class) from personal liability arising from their status as such, and shall be indemnified by the Registrant (or applicable portfolio or class) against all loss and expense arising from such personal liability in accordance with the Registrant's By-Laws and applicable law.

ITEM 16.  EXHIBITS.

Exhibit
Number                     Description
------                     -----------

(1)               -        Agreement and Declaration of Trust of the Registrant was filed as an Exhibit to Post-
                           Effective Amendment No. 55 to the Registration Statement on Form N-1A, filed August
                           26, 1998, and is hereby incorporated by reference.

(2)               -        Bylaws of the Registrant were filed as an exhibit to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A, filed August 26, 1998, and is hereby incorporated by reference.

(3)               -        Voting Trust Agreements - None.

(4)               -        A copy of the form of Plan of Reorganization and Termination is attached as Appendix I to the Prospectus contained in the Registration Statement.

(5)               -        Provisions of instruments defining the rights of holders of Registrant's securities are contained in the Declaration of Trust Articles II, VI, VII, VIII and IX and By-laws
                           Articles IV, V, VI, VII and VIII, which were filed as an Exhibit to Post-Effective
                           Amendment No. 55 to the Registration Statement on Form N-1A, filed August 26, 1998, and are hereby incorporated by reference.

(6)      (a)      -        Investment Management and Administration Contract between Registrant and A I M
                           Advisors, Inc. was filed as an exhibit to Post-Effective Amendment No. 55 to the
                           Registration Statement on Form N-1A, filed August 26, 1998, and is hereby incorporated by reference.

         (b)      -        Administration Contract between Registrant and A I M Advisors, Inc. was filed as an exhibit to Post-Effective Amendment No. 55 to the Registration Statement on Form
                           N-1A, filed August 26, 1998, and is hereby incorporated by reference.

         (c)      -        Sub-Administration Contract between A I M Advisors, Inc. and INVESCO (NY), Inc.
                           with respect to Registrant was filed as an exhibit to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A, filed August 26, 1998, and is hereby incorporated by reference.

         (d)      -        Sub-Advisory and Sub-Administration Contract, dated September 8, 1998 between A I M
                           Advisors, Inc. and INVESCO (NY), Inc. with respect to Registrant was filed as an exhibit to Post-Effective Amendment No. 55 to the Registration Statement on Form
                           N-1A, dated August 26, 1998, and is hereby incorporated by reference.

         (e)      -        Fund Accounting and Pricing Agreement between Registrant and INVESCO (NY), INC. is filed as an exhibit to Post-Effective Amendment No. 55 to the Registration
                           Statement on Form N-1A, filed August 26, 1998, and is hereby incorporated by reference.

(7)      (a)      -        Distribution Agreement between Registrant and A I M Distributors, Inc. with respect to
                           Class A shares was filed as an exhibit to Post-Effective Amendment No. 55 to the
                           Registration Statement on Form N-1A, filed August 26, 1998, and is hereby incorporated by reference.

         (b)      -        Distribution Agreement between Registrant and A I M Distributors, Inc. with respect to Class B shares was filed as an exhibit to Post-Effective Amendment No. 55 to the
                           Registration Statement on Form N-1A, filed August 26, 1998, and is hereby incorporated by reference.

         (c)      -        Distribution Agreement between Registrant and A I M Distributors, Inc. with respect to Advisor Class shares was filed as an exhibit to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A, filed August 26, 1998, and is hereby incorporated by reference.

(8)               -        Agreements Concerning Officers and Directors/Trustees Benefits - None.

(9)      (a)      -        Custodian Agreement between Registrant and State Street Bank and Trust Company was
                           filed as an exhibit to Post-Effective Amendment No. 55 to the Registration Statement
                           on Form N-1A, filed August 26, 1998, and is hereby incorporated by reference.

         (b)      -        Transfer Agency and Service Agreement between Registrant and A I M Fund Services,
                           Inc. was filed as an exhibit to Post-Effective Amendment No. 55 to the Registration
                           Statement on Form N-1A, filed August 26, 1998, and is hereby incorporated by reference.

         (c)      -        Remote Access and Related Services Agreement, dated as of December 23, 1994, between the Registrant and First Data Investor Services Group, Inc. (formerly, The
                           Shareholder Services Group, Inc.) was filed as an exhibit to Post-Effective Amendment
                           No. 55 to the Registration Statement on Form N-1A, filed August 26, 1998, and is hereby incorporated by reference.

         (d)      -        Amendment No. 1, dated October 4, 1995, to the Remote Access and Related Services
                           Agreement, dated as of December 23, 1994, between Registrant and First Data

                           Investor Services Group, Inc. (formerly, The Shareholder Services Group, Inc.) was filed as an exhibit to Post-Effective Amendment No. 55 to the Registration
                           Statement on Form N-1A, filed August 26, 1998, and is hereby incorporated by reference.

         (e)      -        Addendum No. 2, dated October 12, 1995, to the Remote Access and Related Services
                           Agreement, dated as of December 23, 1994, between Registrant and First Data
                           Investor Services Group, Inc. (formerly, The Shareholder Services Group, Inc.) was filed as an exhibit to Post-Effective Amendment No. 55 to the Registration
                           Statement on Form N-1A, filed August 26, 1998, and is hereby incorporated by reference.

         (f)      -        Amendment No. 3, dated February 1, 1997, to the Remote Access and Related Services
                           Agreement, dated as of December 23, 1994, between Registrant and First Data
                           Investor Services Group, Inc. (formerly, The Shareholder Services Group, Inc.) was filed as an exhibit to Post-Effective Amendment No. 55 to the Registration
                           Statement on Form N-1A, filed August 26, 1998, and is hereby incorporated by reference.

         (g)      -        Exhibit 1, effective as of August 4, 1997, to the Remote Access and Related
                           Services Agreement, dated as of December 23, 1994, between Registrant and First
                           Data Investor Services Group, Inc. (formerly, The Shareholder Services Group, Inc.)
                           was filed as an exhibit to Post-Effective Amendment No. 55 to the Registration
                           Statement on Form N-1A, filed August 26, 1998, and is hereby incorporated by reference.

         (h)      -        Preferred Registration Technology Escrow Agreement, dated September 10, 1997, between Registrant and First Data Investor Services Group, Inc. (formerly, The
                           Shareholder Services Group, Inc.) was filed as an exhibit to Post-Effective Amendment
                           No. 55 to the Registration Statement on Form N-1A, filed August 26, 1998, and is hereby incorporated by reference.

(10)     (a)      -        Form of Distribution Plan adopted pursuant to Rule 12b-1 with respect to Class A shares was filed as an Exhibit to Post-Effective Amendment No. 53 to the Registration
                           Statement on Form N-1A, dated May 29, 1998, and is hereby incorporated by reference.

         (b)      -        Form of Distribution Plan adopted pursuant to Rule 12b-1 with respect to Class B shares was filed as an Exhibit to Post-Effective Amendment No. 53 to the
                           Registration Statement on Form N-1A, dated May 29, 1998, and is hereby incorporated by reference.

         (c)      -        Rule 18f-3 Multiple Class Plan was filed as an Exhibit to Post-Effective Amendment
                           No. 55 to the Registration Statement on Form N-1A, dated August 26, 1998, and is hereby incorporated by reference.

(11)     (a)      -        Opinion and Consent of Kirkpatrick & Lockhart LLP as to the legality of the securities being registered is filed herewith electronically.

         (b)      -        Opinion and Consent of Delaware Counsel is filed herewith electronically.

(12)              -        Opinion and Consent of Kirkpatrick &Lockhart LLP supporting the tax matters and consequences to shareholders discussed in the prospectus will be filed in an amendment to this Registration Statement.

(13)     (a)      -        Selected Dealer Agreement was filed as an Exhibit to Post-Effective Amendment No.
                           53 to the Registration Statement on Form N-1A, dated May 29, 1998, and is hereby incorporated by reference.

         (b)      -        Bank Sales Contract was filed as an Exhibit to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A, dated May 29, 1998, and is hereby incorporated by reference.

         (c)      -        Shareholder Service Agreement was filed as an Exhibit to Post-Effective Amendment
                           No. 53 to the Registration Statement on Form N-1A, dated May 29, 1998, and is hereby incorporated by reference.

         (d)      -        Bank Shareholder Service Agreement was filed as an Exhibit to Post-Effective
                           Amendment No. 53 to the Registration Statement on Form N-1A, dated May 29, 1998, and is hereby incorporated by reference.

         (e)      -        Service Agreement for Bank Trust Department and for Broker is filed as an exhibit to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A,
                           filed August 26, 1998, and is hereby incorporated by reference.

(14)              -        Regarding opinions, appraisals or rulings and consents relied on in preparing this
                           Registration Statement and required by Section 7 of the Securities Act of 1933, the
                           Consent of PricewaterhouseCoopers LLP will be filed in an amendment to this
                           Registration Statement.

(15)              -        Financial Statements - None.

(16)              -        Powers of Attorney - None.

(17)     (a)      -        Form of Proxy

         (b)      -        Prospectus of AIM Emerging Markets Fund

ITEM 17.  UNDERTAKINGS.

None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Francisco, and the State of California, on the 30th day of November, 1998.

                                       AIM INVESTMENT FUNDS
                                             Registrant

                                       By: /s/ ROBERT H. GRAHAM
                                           --------------------------------
                                           Robert H. Graham
                                           President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities indicated on the 30th day of November, 1998.

/s/ ROBERT H. GRAHAM
----------------------------------
Robert H. Graham                       President, Trustee and
                                       Chairman of the Board
                                       (Principal Executive Officer)

/s/ KENNETH W. CHANCEY                 Senior Vice President and Chief
----------------------------------     Financial Officer
Kenneth W. Chancey


/s/ C. DEREK ANDERSON
----------------------------------
C. Derek Anderson                      Trustee

/s/ ARTHUR C. PATTERSON
----------------------------------
Arthur C. Patterson                    Trustee

/s/ FRANK S. BAYLEY
----------------------------------
Frank S. Bayley                        Trustee

/s/ RUTH H. QUIGLEY
----------------------------------
Ruth H. Quigley                        Trustee

                                 EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------

   11(a) Opinion and Consent of Kirkpatrick & Lockhart LLP as to the legality of the securities being registered

   11(b)          Opinion and Consent of Delaware Counsel

   17(a)          Form of Proxy

   17(b)          Prospectus of AIM Emerging Markets Fund